As filed with the Securities and Exchange Commission on April 28, 2004
                                                             File Nos. 333-64153
                                                                        811-5140
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [_]

PRE-EFFECTIVE AMENDMENT NO.                                                  [_]
POST-EFFECTIVE AMENDMENT NO. 7                                               [X]

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                              AMENDMENT NO. 32 [X]
                        (Check Appropriate Box or Boxes)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                           (Exact Name of Registrant)

                                   ----------

                      JOHN HANCOCK LIFE INSURANCE COMPANY
                              (Name of Depositor)

                INSURANCE & SEPARATE ACCOUNTS DEPT. - LAW SECTOR
                      JOHN HANCOCK PLACE, BOSTON, MA 02117
        (Address Of Depositor's Principal Executive Offices) (Zip Code)
       Depositor's Telephone Number, Including Area Code: (617) 572-9196

                           ARNOLD R. BERGMAN, ESQUIRE
                      JOHN HANCOCK LIFE INSURANCE COMPANY
                INSURANCE & SEPARATE ACCOUNTS DEPT. - LAW SECTOR
                               JOHN HANCOCK PLACE
                                BOSTON, MA 02117
                    (Name and Address of Agent for Service)

                                   ----------

                                    Copy to:
                               THOMAS C. LAUERMAN
                              Foley & Lardner 3000
                                 K Street, N.W.
                             Washington, D.C. 20007

                                   ----------

It is proposed that this filing become effective (check appropriate box)

[_]  immediately upon filing pursuant to paragraph (b) of Rule 485
[X]  on May 1, 2004 pursuant to paragraph (b) of Rule 485
[_]  60 days after filing pursuant to paragraph (a)(1)of Rule 485
[_]  on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Pursuant to Rule 24f-2, Registrant has registered an indefinite amount of securities under the Securities Act of 1933 and filed its Notice for fiscal year 2003 pursuant to Rule 24f-2 on March 19, 2004.

                          PROSPECTUS DATED MAY 1, 2004
                                for interests in
                 John Hancock Variable Annuity Accounts H and V
                       Interests are made available under

                            PATRIOT VARIABLE ANNUITY
      A DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY CONTRACT ISSUED BY

              JOHN HANCOCK LIFE INSURANCE COMPANY ("JOHN HANCOCK")

The contract enables you to earn fixed rates of interest that we declare under our fixed investment option and investment-based returns in the following variable investment options:

-------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS:   UNDERLYING FUND MANAGED BY:
 ----------------------------   ---------------------------
 EQUITY OPTIONS:
  Equity Index . . . . . . . .  SSgA Funds Management, Inc.
  Large Cap Value  . . . . . .  T. Rowe Price Associates, Inc.
  Large Cap Growth . . . . . .  Independence Investment LLC
  Fundamental Growth*. . . . .  Independence Investment LLC
  Earnings Growth  . . . . . .  Fidelity Management & Research Company
  Growth & Income  . . . . . .  Independence Investment LLC and T. Rowe Price
                                 Associates, Inc.
  Fundamental Value. . . . . .  Wellington Management Company, LLP
  Mid Cap Value B. . . . . . .  T. Rowe Price Associates, Inc.
  Small Cap Emerging            Wellington Management Company, LLP
    Growth . . . . . . . . . .
  Small Cap Growth*  . . . . .  Wellington Management Company, LLP
  International Equity          SSgA Funds Management, Inc.
    Index. . . . . . . . . . .
  Overseas Equity* . . . . . .  Capital Guardian Trust Company
  Overseas Equity B. . . . . .  Capital Guardian Trust Company
  Overseas Equity C* . . . . .  Capital Guardian Trust Company
  Real Estate Equity . . . . .  RREEF America LLC and Van Kampen (a registered trade name of Morgan Stanley Investment
                                 Management Inc.)
  Financial Industries . . . .  John Hancock Advisers, LLC

 BALANCED OPTIONS:
  Managed. . . . . . . . . . .  Independence Investment LLC and Capital Guardian
                                 Trust Company

 BOND & MONEY MARKET
  OPTIONS:
  Short-Term Bond  . . . . . .  Independence Investment LLC
  Bond Index . . . . . . . . .  Standish Mellon Asset Management Company LLC
  Active Bond  . . . . . . . .  John Hancock Advisers, LLC, Pacific Investment
                                 Management Company LLC and Declaration
                                 Management & Research Company
  High Yield Bond  . . . . . .  Wellington Management Company, LLP
  Global Bond  . . . . . . . .  Capital Guardian Trust Company
  Money Market . . . . . . . .  Wellington Management Company, LLP

-------------------------------------------------------------------------------

 *Not available for contracts issued after April 30, 2004.

   The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add or delete variable investment options in the future.

   When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the "Series Fund"). In this prospectus, the investment options of the Series Fund are referred to as "funds." In the prospectus for the Series Fund, the investment options may also be referred to as "funds," "portfolios" or "series."

   The Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of the Series Fund. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for the Series Fund. The Series Fund prospectus contains detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

   For amounts you don't wish to invest in a variable investment option, you currently can select a five year guarantee period. (We may make additional guarantee periods available in the future, each of which would have its own guaranteed interest rate and expiration date, and we may make one or more additional guarantee periods available for contracts issued before September 30, 2002. We cannot provide any assurance that we will make any additional guarantee periods available, however.)

   If you remove money from any guarantee period prior to its expiration, however, we may increase or decrease your contract's value to compensate for changes in interest rates that may have occurred subsequent to the beginning of that guarantee period. This is known as a "market value adjustment."

   The annuity described in this prospectus may be sold on a group basis. If you purchase the annuity under a group contract, you will be issued a group certificate. If that is the case, the word "contract" as used in this prospectus should be interpreted as meaning the certificate issued to you under the group contract.



                      JOHN HANCOCK ANNUITY SERVICING OFFICE
                      -------------------------------------

                                  MAIL DELIVERY
                                  -------------
                                  P.O. Box 772
                                Boston, MA 02117

                               OVERNIGHT DELIVERY
                               ------------------
                      John Hancock Annuity Image Operations
                        27 Dry Dock Avenue, Second floor
                             South Boston, MA 02110

                              PHONE: 1-800-824-0335
                              ---------------------

                               FAX: 1-617-572-1571
                              --------------------


   Contracts are not deposits or obligations of, or insured, endorsed, or guaranteed by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, entity or person, other than John Hancock. They involve investment risks including the possible loss of principal.



    ************************************************************************

   Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS


   This prospectus contains information that you should know before you buy a contract or exercise any of your rights under the contract. We have arranged the prospectus in the following way:

     .  The first section contains an "INDEX OF KEY WORDS."

     . Behind the index is the "FEE TABLE." This section highlights the various fees and expenses you will pay directly or indirectly, if you purchase a contract.

     . The next section is called "BASIC INFORMATION." It contains basic information about the contract presented in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

     . Behind the Basic Information is "ADDITIONAL INFORMATION." This section gives more details about the contract. It generally does not repeat information contained in the Basic Information.

     . "CONDENSED FINANCIAL INFORMATION" follows the "Additional Information." This gives some basic information about the size and past performance of the variable investment options.

   The Series Funds' prospectuses are attached at the end of this prospectus. You should save these prospectuses for future reference.

--------------------------------------------------------------------------------
                                IMPORTANT NOTICES

   This is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.

   We've also filed with the SEC a "Statement of Additional Information." This Statement contains detailed information not included in the prospectus. Although a separate document from this prospectus, the Statement of Additional Information has the same legal effect as if it were a part of this prospectus. We will provide you with a free copy of the Statement upon your request. To give you an idea what's in the Statement, we have included a copy of the Statement's table of contents on page 39.

   The contracts are not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.
-------------------------------------------------------------------------------

                               INDEX OF KEY WORDS

   We define or explain each of the following key words used in this prospectus on the pages shown below:

  KEY WORD                                               PAGE

  Accumulation units...................................  24
  Annuitant............................................   9
  Annuity payments.....................................  11
  Annuity period.......................................  25
  Contract year........................................   9
  Date of issue........................................   9
  Date of maturity.....................................  25
  Free withdrawal amount...............................  15
  Funds................................................  2
  Guarantee periods....................................  11
  Investment options...................................  12
  Market value adjustment..............................  11
  Premium payments.....................................   9
  Surrender value......................................  16
  Surrender............................................  15
  Variable investment options..........................  cover
  Withdrawal charge....................................  15
  Withdrawal...........................................  15

                                   FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING A PATRIOT VARIABLE ANNUITY CONTRACT. THE FIRST TABLE DESCRIBES THE CHARGES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

-------------------------------------------------------------------------------
     CONTRACTOWNER TRANSACTION EXPENSES           PATRIOT VARIABLE ANNUITY
-------------------------------------------------------------------------------
 Maximum Withdrawal Charge (as % of amount    6% for the first and second years
 withdrawn or surrendered)/1/                 5% for the third and fourth years
                                                   4% for the fifth year
                                                   3% for the sixth year
                                                  2% for the seventh year
                                                       0% thereafter
-------------------------------------------------------------------------------

1) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of premium payment.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE FEES AND EXPENSES PAID AT THE FUND LEVEL.

-------------------------------------------------------------------------------
                                                  PATRIOT VARIABLE ANNUITY
-------------------------------------------------------------------------------
 Maximum Annual Contract Fee/2/                              $50
-------------------------------------------------------------------------------
 Current Annual Contract Fee/3/                              $30
-------------------------------------------------------------------------------
 Separate Account Annual Expenses (as a
 percentage of average account value)/4/
  Contracts with initial premium payment
 less than $250,000:
 Mortality and Expense Risk Charge                          0.90%
 Administrative Services Charge                             0.35%
                                                            -----
 Total Separate Account Annual Expenses                     1.25%
-------------------------------------------------------------------------------
 Contracts with initial premium payment of
 $250,000 or more:
 Mortality and Expense Risk Charge                          0.90%
 Administrative Services Charge                             0.10%
                                                            -----
 Total Separate Account Annual Expenses                     1.00%
-------------------------------------------------------------------------------
 Optional Benefit Rider Charges/5/
-------------------------------------------------------------------------------
 Enhanced "Stepped-Up" Death Benefit Rider     0.15% of your contract's total
                                                            value
-------------------------------------------------------------------------------
 Accidental Death Benefit Rider                0.10% of your contract's total
                                                            value
-------------------------------------------------------------------------------
 Nursing Home Waiver                            0.05% of that portion of your
                                                         contract's
                                                 total value attributable to
                                                      premiums that are
                                                 still subject to withdrawal
                                                           charges
-------------------------------------------------------------------------------

2) This charge is not currently imposed, and would only apply to contracts of less than $10,000.

3) This charge applies only to contracts of less than $10,000. It is taken at the end of each contract year but, if you surrender a contract before then, it will be taken at the time of surrender.

4) This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to amounts in the guarantee periods.

5) Charges for optional benefit riders are assessed monthly. The monthly charge is 1/12th of the annual charge shown in the table.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME YOU OWN A PATRIOT VARIABLE ANNUITY CONTRACT. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE SERIES FUND'S PROSPECTUS.

-------------------------------------------------------------------------------
   TOTAL ANNUAL FUND OPERATING EXPENSES         MINIMUM           MAXIMUM
-------------------------------------------------------------------------------
 Range of expenses that are deducted from        0.21%             1.96%
 fund assets, including management fees,
 distribution and/or service (12b-1)
 fees, and other expenses
-------------------------------------------------------------------------------

THE NEXT TABLE DESCRIBES FUND LEVEL FEES AND EXPENSES FOR EACH OF THE FUNDS, AS A PERCENTAGE OF THE FUND'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR THE SERIES FUND.

--------------------------------------------------------------------------------------------------------------------------
                                                                              TOTAL FUND                     TOTAL FUND
                                            DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                               INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                               MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
FUND NAME                          FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------
JOHN HANCOCK VARIABLE SERIES
 TRUST I - NAV CLASS SHARES
 (NOTE 1):
--------------------------------------------------------------------------------------------------------------------------
Equity Index                     0.13%           N/A             0.08%           0.21%          0.00%           0.21%
--------------------------------------------------------------------------------------------------------------------------
Large Cap Value                  0.75%           N/A             0.07%           0.82%          0.00%           0.82%
--------------------------------------------------------------------------------------------------------------------------
Large Cap Growth                 0.80%           N/A             0.06%           0.86%          0.00%           0.86%
--------------------------------------------------------------------------------------------------------------------------
Fundamental Growth               0.90%           N/A             0.10%           1.00%          0.00%           1.00%
--------------------------------------------------------------------------------------------------------------------------
Earnings Growth                  0.96%           N/A             0.11%           1.07%          0.01%           1.06%
--------------------------------------------------------------------------------------------------------------------------
Growth & Income                  0.67%           N/A             0.06%           0.73%          0.00%           0.73%
--------------------------------------------------------------------------------------------------------------------------
Fundamental Value                0.79%           N/A             0.11%           0.90%          0.01%           0.89%
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Value B*                 1.05%           N/A             0.14%           1.19%          0.04%           1.15%
--------------------------------------------------------------------------------------------------------------------------
Small Cap Emerging Growth        1.01%           N/A             0.20%           1.21%          0.10%           1.11%
--------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                 1.05%           N/A             0.17%           1.22%          0.07%           1.15%
--------------------------------------------------------------------------------------------------------------------------
International Equity Index       0.17%           N/A             0.05%           0.22%          0.00%           0.22%
--------------------------------------------------------------------------------------------------------------------------
Overseas Equity                  1.23%           N/A             0.34%           1.57%          0.00%           1.57%
--------------------------------------------------------------------------------------------------------------------------
Overseas Equity B*               1.13%           N/A             0.31%           1.44%          0.00%           1.44%
--------------------------------------------------------------------------------------------------------------------------
Overseas Equity C*               1.21%           N/A             0.75%           1.96%          0.00%           1.96%
--------------------------------------------------------------------------------------------------------------------------
Real Estate Equity               0.98%           N/A             0.09%           1.07%          0.00%           1.07%
--------------------------------------------------------------------------------------------------------------------------
Financial Industries             0.80%           N/A             0.06%           0.86%          0.00%           0.86%
--------------------------------------------------------------------------------------------------------------------------
Managed                          0.68%           N/A             0.06%           0.74%          0.00%           0.74%
--------------------------------------------------------------------------------------------------------------------------
Short-Term Bond                  0.60%           N/A             0.07%           0.67%          0.00%           0.67%
--------------------------------------------------------------------------------------------------------------------------
Bond Index                       0.14%           N/A             0.10%           0.24%          0.00%           0.24%
--------------------------------------------------------------------------------------------------------------------------
Active Bond                      0.61%           N/A             0.09%           0.70%          0.00%           0.70%
--------------------------------------------------------------------------------------------------------------------------
High Yield Bond                  0.80%           N/A             0.15%           0.95%          0.05%           0.90%
--------------------------------------------------------------------------------------------------------------------------
Global Bond                      0.85%           N/A             0.13%           0.98%          0.00%           0.98%
--------------------------------------------------------------------------------------------------------------------------
Money Market                     0.25%           N/A             0.06%           0.31%          0.00%           0.31%
--------------------------------------------------------------------------------------------------------------------------

Note 1. Under its current investment management agreements with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund (other than the International Equity Index, Overseas Equity, Overseas Equity B, Overseas Equity C and Global Bond funds) when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets. Percentages shown for the Overseas Equity, Overseas Equity B, and Overseas Equity C funds are calculated as if the current management fee schedules, which apply to these funds effective May 1, 2004, were in effect for all of 2003. The percentages shown for the International Equity Index Fund reflect
        (a) the discontinuance of John Hancock's agreement to reimburse the fund for "other fund expenses" in 2003 that exceeded 0.10% of the fund's average daily net assets and (b) the custodian's agreement, effective April 1, 2004, to reduce its fees for this fund. The percentages shown for the Overseas Equity, Overseas Equity B, Overseas Equity C and Global Bond funds reflect the discontinuance of John Hancock's agreement to reimburse each of these funds for "other fund expenses" in 2003 that exceeded 0.10% of the fund's average daily net assets. The percentages shown for the Financial Industries fund are based on the fund's current management fee schedule and include the operating expenses and average daily net assets of the fund's predecessor prior to April 25, 2003.

        * Mid Cap Value B was formerly "Small/Mid Cap CORE/SM/," Overseas Equity B was formerly "International Opportunities" and Overseas Equity C was formerly "Emerging Markets Equity." "CORE/SM/" is a service mark of Goldman, Sachs & Co.

Examples

THE FOLLOWING TWO EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN A PATRIOT VARIABLE ANNUITY CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THE FIRST EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN AN "ALL RIDER" CONTRACT WITH THE FOLLOWING OPTIONAL BENEFIT RIDERS: ENHANCED "STEPPED-UP"DEATH BENEFIT RIDER, ACCIDENTAL DEATH BENEFIT RIDER AND NURSING HOME WAIVER RIDER. THE FIRST EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE MAXIMUM ANNUAL CONTACT FEE AND THE MAXIMUM FEES AND EXPENSES OF ANY OF THE FUNDS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

Patriot Variable Annuity - maximum fund-level total operating expenses


  -----------------------------------------------------------------------------
                                           1 YEAR  3 YEARS  5 YEARS   10 YEARS
  -----------------------------------------------------------------------------
   (1) IF YOU SURRENDER YOUR ALL RIDER
   CONTRACT AT THE END OF THE APPLICABLE    $899    $1540    $2203     $3827
   TIME PERIOD:
  -----------------------------------------------------------------------------
   (2) IF YOU ANNUITIZE YOUR ALL RIDER
   CONTRACT AT THE END OF THE APPLICABLE    $359    $1091    $1845     $3827
   TIME PERIOD:
  -----------------------------------------------------------------------------
   (3) IF YOU DO NOT SURRENDER YOUR ALL     $359    $1091    $1845     $3827
   RIDER CONTRACT:
  -----------------------------------------------------------------------------

THE NEXT EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN A "NO RIDER" CONTRACT WITH NO OPTIONAL BENEFIT RIDERS FOR THE TIME PERIODS INDICATED. THIS EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE AVERAGE ANNUAL CONTRACT FEE WE EXPECT TO RECEIVE FOR THE CONTRACTS AND THE MINIMUM FEES AND EXPENSES OF ANY OF THE FUNDS.

ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

Patriot Variable Annuity - minimum fund-level total operating expenses


  -----------------------------------------------------------------------------
                                           1 YEAR  3 YEARS  5 YEARS   10 YEARS
  -----------------------------------------------------------------------------
   (1) IF YOU SURRENDER YOUR NO RIDER
   CONTRACT AT THE END OF THE APPLICABLE    $692    $921     $1154     $1779
   TIME PERIOD:
  -----------------------------------------------------------------------------
   (2) IF YOU ANNUITIZE YOUR NO RIDER
   CONTRACT AT THE END OF THE APPLICABLE    $152    $471     $ 813     $1779
   TIME PERIOD:
  -----------------------------------------------------------------------------
   (3) IF YOU DO NOT SURRENDER YOUR NO      $152    $471     $ 813     $1779
   RIDER CONTRACT:
  -----------------------------------------------------------------------------

                                BASIC INFORMATION


   This "Basic Information" section provides answers to commonly asked questions about the contract. Here are the page numbers where the questions and answers appear:

  QUESTION                                                                           STARTING ON PAGE
  --------                                                                           ----------------
What is the contract?. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         9

Who owns the contract? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         9

Is the owner also the annuitant? . . . . . . . . . . . . . . . . . . . . . . . . . .         9

How can I invest money in a contract?. . . . . . . . . . . . . . . . . . . . . . . .         9

How will the value of my investment in the contract change over time?. . . . . . . .        11

What annuity benefits does the contract provide? . . . . . . . . . . . . . . . . . .        11

To what extent can John Hancock vary the terms and conditions of the contracts?. . .        11

What are the tax consequences of owning a contract?. . . . . . . . . . . . . . . . .        12

How can I change my contract's investment allocations? . . . . . . . . . . . . . . .        12

What fees and charges will be deducted from my contract? . . . . . . . . . . . . . .        14

How can I withdraw money from my contract? . . . . . . . . . . . . . . . . . . . . .        16

What happens if the annuitant dies before my contract's date of maturity?. . . . . .        17

Can I return my contract?. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        19

WHAT IS THE CONTRACT?

   The contract is a deferred payment variable annuity contract. An annuity contract provides a person (known as the "annuitant" or "payee") with a series of periodic payments. Because this contract is also a "deferred payment" contract, the annuity payments will begin on a future date, called the contract's "date of maturity." Under a "variable annuity" contract, the amount you have invested can increase or decrease in value daily based upon the value of the variable investment options chosen.

WHO OWNS THE CONTRACT?

   That's up to you. Unless the contract provides otherwise, the owner of the contract is the person who can exercise the rights under the contract, such as the right to choose the investment options or the right to surrender the contract. In many cases, the person buying the contract will be the owner. However, you are free to name another person or entity (such as a trust) as owner. In writing this prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion.

IS THE OWNER ALSO THE ANNUITANT?

   In many cases, the same person is both the annuitant and the owner of a contract. The annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the annuitant receives payments from us under any annuity option that commences during the annuitant's lifetime. We may permit you to name another person as annuitant or joint annuitant if that person meets our underwriting standards. We may also permit you to name as joint annuitants two persons other than yourself if those persons meet our underwriting standards.

HOW CAN I INVEST MONEY IN A CONTRACT?

Premium payments

   We call the investments you make in your contract premiums or premium payments. In general, you need at least a $1,000 initial premium payment to purchase a contract. If you choose to contribute more money into your contract, each subsequent premium payment must also be at least $500. If you deposit money directly from your bank account, your subsequent premium payments can be as small as $100.

Applying for a contract

   An authorized representative of the broker-dealer or financial institution through whom you purchase your contract will assist you in (1) completing an application or placing an order for a contract and (2) transmitting it, along with your initial premium payment, to the John Hancock Annuity Servicing Office.

   Once we receive your initial premium payment and all necessary information, we will issue your contract and invest your initial premium payment within two business days. If the information is not in good order, we will contact you to get the necessary information. If for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

   In certain situations, we will issue a contract upon receiving the order of your broker-dealer or financial institution but delay the effectiveness of the contract until we receive your signed application. In those situations, if we do not receive your signed application within our required time period, we will deem the contract void from the beginning and return your premium payment.

   We measure the years and anniversaries of your contract from its date of issue. We use the term contract year to refer to each period of time between anniversaries of your contract's date of issue.

Limits on premium payments

   You can make premium payments of up to $1,000,000 in any one contract year. The total of all new premium payments and transfers that you allocate to any one variable investment option or gurantee period in any one contract year may not exceed

$1,000,000. While the annuitant is alive and the contract is in force, you can make premium payments at any time before the date of maturity. However,

     ----------------------------------------------------------------------
                                              YOU MAY NOT MAKE ANY PREMIUM
                                                   PAYMENTS AFTER THE
       IF YOUR CONTRACT IS USED TO FUND          ANNUITANT REACHES AGE
     ----------------------------------------------------------------------
       a "tax qualified plan"*                           70 1/2**
       a non-tax qualified plan                          84 1/2
     ----------------------------------------------------------------------

           * as that term is used in "Tax Information," beginning on page 29. ** except for a Roth IRA, which has no age limit.

   We will not issue a contract if the proposed annuitant is older than age 84. We may waive any of these limits, however.

Ways to make premium payments

   Premium payments made by check or money order should be:

 . drawn on a U.S. bank,

 . drawn in U.S. dollars, and

 . made payable to "John Hancock."

   We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our requirements.

   Premium payments after the initial premium payment should be sent to the John Hancock Annuity Servicing Office at the address shown on page 2 of this prospectus. We will also accept premium payments by wire. We will accept your initial premium payment by exchange from another insurance company. You can find information about wire payments under "Premium payments by wire," below. You can find information about other methods of premium payment by contacting your broker-dealer or by contacting the John Hancock Annuity Servicing Office.

   Once we have issued your contract and it becomes effective, we credit you with any additional premiums you pay as of the day we receive them at the John Hancock Annuity Servicing Office.

Premium payments by wire

   If you purchase your contract through a broker-dealer firm or financial institution, you may transmit your initial premium payment by wire order. Your wire orders must include information necessary to allocate the premium payment among your selected investment options.

   If your wire order is complete, we will invest the premium payment in your selected investment options as of the day we received the wire order. If the wire order is incomplete, we may hold your initial premium payment for up to 5 business days while attempting to obtain the missing information. If we can't obtain the information within 5 business days, we will immediately return your premium payment, unless you tell us to hold the premium payment for 5 more days pending completion of the application. Nevertheless, until we receive and accept a properly completed and signed application, we will not:

 . issue a contract;

 . accept premium payments; or

 . allow other transactions.

   After we issue your contract, subsequent premium payments may be transmitted by wire through your bank. Information about our bank, our account number, and the ABA routing number may be obtained from the John Hancock Annuity Servicing Office. Banks may charge a fee for wire services.

HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

   Prior to a contract's date of maturity, the amount you've invested in any variable investment option will increase or decrease based upon the investment experience of the corresponding fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the fund directly and reinvested all fund dividends and distributions in additional shares.

   Like a regular mutual fund, each fund deducts investment management fees and other operating expenses. These expenses are shown in the Fee Tables. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the contract. These charges reduce your investment performance and the amount we have credited to your contract in any variable investment option. We describe these charges under "What fees and charges will be deducted from my contract?" beginning on page 14.

   The amount you've invested in a guarantee period will earn interest at the rate we have set for that period. The interest rate depends upon the length of the guarantee period you select. In states where approved, we currently make available various guarantee periods with durations of up to five years. As long as you keep your money in a guarantee period until its expiration date, we bear all the investment risk on that money.

   However, if you prematurely transfer, "surrender" or otherwise withdraw money from a guarantee period we will increase or reduce the remaining value in your contract by an amount that approximates the impact that any changes in interest rates would have had on the market value of a debt instrument with terms comparable to that guarantee period. This "market value adjustment" (or "MVA") imposes investment risks on you. We describe how the market value adjustments work in "Calculation of market value adjustment ("MVA")" beginning on page 23.

   At any time before the date of maturity, the total value of your contract equals:

 . the total amount you invested,

 . minus all charges we deduct,

 . minus all withdrawals you have made,

 . plus or minus any positive or negative MVAs that we have made at the time of any premature withdrawals or transfers you have made from a guarantee period,

 . plus or minus each variable investment option's positive or negative investment return that we credit daily to any of your contract's value daily while it is in that option, and

 . plus the interest we credit to any of your contract's value while it is in a guarantee period.

WHAT ANNUITY BENEFITS DOES A CONTRACT PROVIDE?

   If your contract is still in effect on its date of maturity, it enters what is called the annuity period. During the annuity period, we make a series of fixed or variable payments to you as provided under one of our several annuity options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the date of maturity. Therefore, you should exercise care in selecting your date of maturity and your choices that are in effect on that date.

   You should carefully review the discussion under "The annuity period," beginning on page 25, for information about all of these choices you can make.

TO WHAT EXTENT CAN JOHN HANCOCK VARY THE TERMS AND CONDITIONS OF THE CONTRACTS?

State law insurance requirements

   Insurance laws and regulations apply to us in every state in which our contracts are sold. As a result, various terms and conditions of your contract may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your contract or in endorsements attached to your contract.

Variations in charges or rates

   We may vary the charges, guarantee periods, and other terms of our contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the contracts. These include the types of variations discussed under "Certain changes" in the Additional Information section of this prospectus.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

   In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:

 . partial withdrawal (including systematic withdrawals),

 . full withdrawal ("surrender"),

 . payment of any death benefit proceeds, and

 . periodic payments under one of our annuity payment options.

   How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

 . the type of the distribution,

 . when the distribution is made,

 . the nature of any tax qualified retirement plan for which the contract is being used, if any, and

 . the circumstances under which the payments are made.

   If your contract is issued in connection with a tax-qualified retirement plan, all or part of your premium payments may be tax-deductible.

   Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a contract before you reach age 59 1/2. Also, most tax-qualified plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the contract.

   THE FAVORABLE TAX BENEFITS AVAILABLE FOR ANNUITY CONTRACTS ISSUED IN CONNECTION WITH TAX-QUALIFIED PLANS ARE ALSO GENERALLY AVAILABLE FOR OTHER TYPES OF INVESTMENTS OF TAX-QUALIFIED PLANS, SUCH AS INVESTMENTS IN MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. YOU SHOULD CAREFULLY CONSIDER WHETHER THE EXPENSES UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A TAX-QUALIFIED PLAN, AND THE INVESTMENT OPTIONS, DEATH BENEFITS AND LIFETIME ANNUITY INCOME OPTIONS PROVIDED UNDER SUCH AN ANNUITY CONTRACT, ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES.

HOW CAN I CHANGE MY CONTRACT'S INVESTMENT ALLOCATIONS?

Allocation of premium payments

   When you apply for your contract, you specify the variable investment options or guarantee periods (together, your investment options) in which your premium payments will be allocated. You may change this investment allocation for future premium payments at any time. Any change in allocation will be effective as of receipt of your request at the John Hancock Annuity Servicing Office.

   Currently, you may use a maximum of 18 investment options over the life of your contract. For purposes of this limit, each contribution or transfer of assets into a variable investment option or guarantee period that you are not then using counts as one "use" of an investment option, even if you had used that option at an earlier time. Renewing a guarantee period upon its expiration does not count as a new use, however, if the new guarantee period has the same number of years as the expiring one.

Transferring your assets

   You may transfer all or part of the assets held in one investment option to any other investment option within 30 days prior to the contract's date of maturity, up to the above-mentioned maximum of 18 investment options. During the annuity period, you may make transfers to or from variable investment options that will result in no more than 4 investment options being used at once. You may not make any transfers during the annuity period, however, to or from a fixed investment option.

   To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any one variable investment option or guarantee period in any contract year is $1,000,000.

   The contracts are not designed for professional market timing organizations, or other persons or entities that use programmed or frequent transfers among the investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options and guarantee periods. Under our current rules, we impose no charge on transfers (transfers out of a guarantee period may, however, incur a market value adjustment - either positive or negative). However, we do impose the following restrictions into and out of investment options:

 . No more than 12 such transfer requests will be processed in any contract year. In applying this restriction, any transfer request involving the transfer of assets into or out of multiple variable investment options or guarantee periods will still count as only one request.

 . We will monitor your transfer requests to determine whether you have transferred account value into any variable investment option within 28 calendar days after you transferred account value out of that variable investment option (i.e., effected a "round trip"). If we determine that you have effected a round trip, you will be prohibited from effecting any further round trips with respect to any variable investment option for as long as the contract remains in effect.

If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under our dollar-cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

Procedure for transferring your assets

   You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the John Hancock Annuity Servicing Office at the address shown on page 2. Your request should include

 . your name,

 . daytime telephone number,

 . contract number,

 . the names of the investment options being transferred to and from each, and

 . the amount of each transfer.

The request becomes effective on the day we receive your request, in proper form, at the John Hancock Annuity Servicing Office.

Telephone and facsimile transactions

   If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning or by faxing us at the John Hancock Annuity Servicing Office. Any fax request should include your name, daytime telephone number, contract number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

   If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

   As stated earlier in this prospectus, the contracts are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Dollar cost averaging program

   You may elect, at no cost, to automatically transfer assets from any variable investment option to one or more other variable investment options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the dollar cost averaging program:

 . you may elect the program only if the total value of your contract equals
   $15,000 or more,

 . the amount of each transfer must equal at least $250,

 . you may change your variable investment allocation averaging instructions at any time in writing or, if you have authorized telephone transfers, by telephone,

 . you may discontinue the program at any time,

 . the program automatically terminates when the variable investment option from which we are taking the transfers has been exhausted, and

 . automatic transfers to or from guarantee periods are not permitted.

We reserve the right to suspend or terminate the program at any time.

WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

Mortality and expense risk charge

   We deduct a daily charge that compensates us primarily for mortality and expense risks that we assume under the contracts. On an annual basis, this charge equals 0.90% of the value of the assets you have allocated to the variable investment options. (This charge does not apply to assets you have in our guarantee periods.)

   In return for mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to a pay greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less.

Administrative services charge

   We deduct a daily charge for administrative and clerical services that the contracts require us to provide.

   On an annual basis, this charge equals 0.35% of the value of the assets you have allocated to the variable investment options. (This charge does not apply to assets you have in our guarantee periods.) However, if your initial premium payment was $250,000 or more, we reduce the charge to 0.10%.

Annual contract fee

   Prior to the date of maturity of your contract, we will deduct $30 each year from your contract if it has a total value of less than $10,000. We deduct this annual contract fee at the beginning of each contract year after the first contract year. We also deduct it if you surrender your contract. We take the deduction proportionally from each variable investment option and each guarantee period you are then using. We reserve the right to increase the annual contract fee to $50.

Premium taxes

   We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain local jurisdictions assess a tax of up to 5% of each premium payment.

   In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each premium payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

Withdrawal charge

   If you withdraw some money from your contract prior to the date of maturity ("partial withdrawal") or if you surrender (turn in) your contract, in its entirety, for cash prior to the date of maturity ("total withdrawal" or "surrender"), we may assess a withdrawal charge. Some people refer to this charge as a "contingent deferred withdrawal load." We use this charge to help defray expenses relating to the sales of the contracts, including commissions paid and other distribution costs.

   Here's how we determine the charge: In any contract year, you may withdraw up to 10% of the total value of your contract (computed as of the beginning of the contract year) without the assessment of any withdrawal charge. We refer to this amount as the free withdrawal amount. However, if the amount you withdraw or surrender totals more than the free withdrawal amount during the contract year, we will assess a withdrawal charge on any amount of the excess that we attribute to premium payments you made within seven years of the date of the withdrawal or surrender.

   The withdrawal charge percentage depends upon the number of years that have elapsed from the date you paid the premium to the date of its withdrawal, as shown in the fee tables.

   Solely for purposes of determining the amount of the withdrawal charge, we assume that each withdrawal (together with any associated withdrawal charge) is a withdrawal first from the earliest premium payment, and then from the next earliest premium payment, and so forth until all payments have been exhausted. Once a premium payment has been considered to have been "withdrawn" under these procedures, that premium payment will not enter into any future withdrawal charge calculations. For this purpose, we also consider any amounts that we deduct for the annual contract charge to have been withdrawals of premium payments (which means that no withdrawal charge will ever be paid on those amounts).

   The amount of any withdrawal that exceeds any remaining premium payments that have not already been considered as withdrawn will not be subject to any withdrawal charge. This means that no withdrawal charge will apply to any favorable investment experience that you have earned.

   Here's how we deduct the withdrawal charge: We deduct the withdrawal charge proportionally from each variable investment option and each guarantee period being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from a "Growth" option and 40% from the Money Market option, then we will deduct 60% of the withdrawal charge from the Growth option and 40% from the Money Market option. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other investment options, pro-rata based on the value in each. If your contract as a whole has insufficient surrender value to pay the entire charge, we will pay you no more than the surrender value.

   You will find examples of how we compute the withdrawal charge in Appendix B to this prospectus.

   When withdrawal charges don't apply

   We don't assess a withdrawal charge in the following situations:

 . on amounts applied to an annuity option at the contract's date of maturity or to pay a death benefit;

 . on certain withdrawals if you have elected the nursing home rider that waives the withdrawal charge; and

 . on amounts withdrawn to satisfy the minimum distribution requirements for tax qualified plans. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

   How an MVA affects the withdrawal charge: If you make a withdrawal from a guarantee period at a time when the related MVA results in an upward adjustment in your remaining value, we will calculate the withdrawal charge as if you had withdrawn that much less. Similarly, if the MVA results in a downward adjustment, we will compute any withdrawal charge as if you had withdrawn that much more.

Other charges

   We deduct the optional benefit rider charges shown in the Fee Tables proportionally from each of your investment options, including the guaranteed periods, based on your value in each.

HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

Surrenders and partial withdrawals

   Prior to your contract's date of maturity, if the annuitant is living, you may:

 . surrender your contract for a cash payment of its "surrender value," or

 . make a partial withdrawal of the surrender value.

   The surrender value of a contract is the total value of a contract, after any market value adjustment, minus the annual contract fee and any applicable premium tax and withdrawal charges. We will determine the amount surrendered or withdrawn as of the date we receive your request at the John Hancock Annuity Servicing Office.

   Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "Tax information," beginning on page
29. Among other things, if you make a full surrender or partial withdrawal from your contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

   We will deduct any partial withdrawal proportionally from each of your investment options based on the value in each, unless you direct otherwise.

   Without our prior approval, you may not make a partial withdrawal:

 . for an amount less than $100, or

 . if the remaining total value of your contract would be less than $1,000.

If your "free withdrawal value" at any time is less than $100, you must withdraw that amount in full, in a single sum, before you make any other partial withdrawals. We reserve the right to terminate your contract if the value of your contract becomes zero.

   You generally may not make any surrenders or partial withdrawals once we begin making payments under an annuity option.

Nursing home waiver of withdrawal charge

   If your state permits, you may purchase an optional nursing home waiver of withdrawal charge rider when you apply for a contract. Under this rider, we will waive withdrawal charges on any withdrawals, if all the following conditions apply to a "covered person":

 . you become confined to a nursing home beginning at least 90 days after we issue your contract.

 . you remain in the nursing home for at least 90 consecutive days and receive skilled nursing care.

 . we receive your request for a withdrawal and adequate proof of confinement no later than 90 days after discharge from the facility.

 . your confinement is prescribed by a doctor and medically necessary.

   In addition, depending on your state, the rider may also provide for a waiver of withdrawal charges if a covered person has been diagnosed with a chronic, critical or terminal illness to the extent so provided in the rider.

   You may not purchase this rider: (1) if either of the covered persons is older than 74 years at application or (2) in most states, if either of the covered persons was confined to a nursing home within the past two years.

   You should carefully review the tax considerations for optional benefit riders on page 29 before selecting this optional benefit rider. For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request.

Systematic withdrawal plan

   Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless otherwise directed, we will deduct the requested amount from each applicable investment option in the ratio that the value of each bears to the total value of your contract. Each systematic withdrawal is subject to any withdrawal charge or market value adjustment that would apply to an otherwise comparable non-systematic withdrawal. See "How will the value of my contract change over time?" beginning on page 11, and "What fees and charges will be deducted from my contract?" beginning on page 14. The same tax consequences also generally will apply.

   The following conditions apply to systematic withdrawal plans:

 . you may elect the plan only if the total value of your contract equals
   $15,000 or more,

 . the amount of each systematic withdrawal must equal at least $100,

 . if the amount of each withdrawal drops below $100 or the total value of your contract becomes less than $5,000, we will suspend the plan and notify you,

 . you may cancel the plan at any time.

We reserve the right to modify the terms or conditions of the plan at any time without prior notice.

WHAT HAPPENS IF THE ANNUITANT DIES BEFORE MY CONTRACT'S DATE OF MATURITY?

Standard death benefit

   If the annuitant dies before your contract's date of maturity, we will pay a standard death benefit, unless you have elected an enhanced death benefit rider. The standard death benefit is the greater of:

 . the total value of your contract, adjusted by any then-applicable market value adjustment, or

 . the total amount of premium payments made, less any partial withdrawals and related withdrawal charges.

We calculate the death benefit value as of the day we receive, in proper order at the John Hancock Annuity Servicing Office:

 . proof of the annuitant's death, and

 . any required instructions as to method of settlement.

Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the beneficiary you chose prior to the annuitant's death. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity options," beginning on page 27.

Optional death benefit riders

   You may elect a death benefit that differs from the standard death benefit by purchasing an optional death benefit rider:

 . only if the rider is available in your state;

 . only when you apply for the contract;

 . if you elect the Enhanced Death Benefit rider, only if each owner and each annuitant is under age 80 at the time you apply for the contract; and

 . if your elect the Earnings Enhancement Death Benefit rider, only if each owner and each annuitant is under age 75 at the time you apply for the contract.

We may waive either or both of the last two restrictions for contracts purchased prior to the date a rider was available in your state.

   As long as an optional death benefit rider is in effect, you will pay the monthly charge shown in the Fee Tables for that benefit. The rider and its related charges terminates on:

 . the contract's date of maturity, or

 . upon your surrendering the contract, or

 . a change of ownership, except where a spousal beneficiary continues the rider after an owner's death (we explain contract continuation by a spouse in "Distributions following death of owner" on page 28), or

 . upon our receipt of your written notification to terminate an Enhanced Death
   Benefit rider, described below (if you purchase an Earnings Enhancement Death Benefit rider, however, you cannot request us to terminate the rider and its charges).

Enhanced death benefit riders

    "Stepped-up" death benefit rider

   If you are under age 80 when you apply for your contract, you may elect to enhance the standard death benefit by purchasing a stepped-up death benefit rider. Under this rider, if the annuitant dies before the contract's date of maturity, we will pay the beneficiary the greater of:

 . the standard death benefit (described above) or

 . the highest total value of your contract (adjusted by any market value adjustment) as of any anniversary of your contract to date, PLUS any premium payments you have made since that anniversary, MINUS any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

   For these purposes, however, we count only those contract anniversaries that occur (1) BEFORE we receive proof of death and any required settlement instructions and (2) BEFORE the annuitant attains age 811/2.

   You may elect this rider ONLY when you apply for the contract. As long as the rider is in effect, you will pay a monthly charge for this benefit. For a description of this charge, refer to page 15 under "What fees and charges will be deducted from my contract?" You should carefully review the tax considerations for optional benefit riders on page 30 before selecting this optional benefit rider. For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request.

    Accidental death benefit rider

   If you are under age 80 when you apply for your contract, you may elect to purchase an accidental death benefit rider. In addition to any other death benefit, this rider provides a benefit upon the accidental death of the annuitant prior to the earlier of:

 . the contract's date of maturity, and

 . the annuitant's 80/th/ birthday.

   Under this rider, the beneficiary will receive an amount equal to the total value of the contract as of the date of the accident, up to a maximum of $200,000. We will pay the benefit after we receive, at the John Hancock Annuity Servicing Office:

 . proof of the annuitant's death, and

 . any required instructions as to method of settlement.

   You may elect this rider ONLY when you apply for the contract. As long as the rider is in effect, you will pay a monthly charge for this benefit. For a description of this charge, refer to page 15 under "What fees and charges will be deducted from my contract?" You should carefully review the tax considerations for optional benefit riders on page 30 before selecting this optional benefit rider. For a complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy upon request. Not all states allow this benefit.

CAN I RETURN MY CONTRACT?

   In most cases, you have the right to cancel your contract within 10 days (or longer in some states) after you receive it. To cancel your contract, simply deliver or mail it to:

 . John Hancock at the address shown on page 2, or

 . the John Hancock representative who delivered the contract to you.

   In most states, you will receive a refund equal to the total value of your contract on the date of cancellation, adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your contract was issued as an "IRA," you will receive a refund of any premiums you've paid. The date of cancellation will be the date we receive the contract.

                             ADDITIONAL INFORMATION

   This section of the prospectus provides additional information that is not contained in the Basic Information section on pages 8 through 19.

  CONTENTS OF THIS SECTION                              STARTING ON PAGE

  Description of John Hancock . . . . . . . . . . . . . . . . .    21

  Who should purchase a contract. . . . . . . . . . . . . . . .    21

  How we support the variable investment options. . . . . . . .    22

  How we support the guarantee periods. . . . . . . . . . . . .    22

  Description of charges at the fund level. . . . . . . . . . .    22

  How the guarantee periods work. . . . . . . . . . . . . . . .    22

  The accumulation period . . . . . . . . . . . . . . . . . . .    24

  The annuity period. . . . . . . . . . . . . . . . . . . . . .    25

  Variable investment option valuation procedures . . . . . . .    27

  Distribution requirements following death of owner. . . . . .    28

  Miscellaneous provisions. . . . . . . . . . . . . . . . . . .    28

  Tax information . . . . . . . . . . . . . . . . . . . . . . .    29

  Performance information . . . . . . . . . . . . . . . . . . .    36

  Reports . . . . . . . . . . . . . . . . . . . . . . . . . . .    37

  Voting privileges . . . . . . . . . . . . . . . . . . . . . .    37

  Certain changes . . . . . . . . . . . . . . . . . . . . . . .    37

  Distribution of contracts . . . . . . . . . . . . . . . . . .    38

  Experts . . . . . . . . . . . . . . . . . . . . . . . . . . .    38

  Registration statement. . . . . . . . . . . . . . . . . . . .    39

  Condensed financial information . . . . . . . . . . . . . . .    40

  Appendix A - Details About Our Guarantee Periods. . . . . . .    45

  Appendix B - Examples of Withdrawal Charge Calculation. . . .    48

DESCRIPTION OF JOHN HANCOCK

   We are John Hancock Life Insurance Company, a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly-formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and the District of Columbia. As of December 31, 2003, our assets were approximately $96 billion.

   We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

WHO SHOULD PURCHASE A CONTRACT?

   We designed these contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). We also offer the contracts for purchase under:

 . traditional individual retirement annuity plans ("traditional IRAs") satisfying the requirements of Section 408 of the Code;

 . non-deductible IRA plans ("Roth IRAs") satisfying the requirements of Section
   408A of the Code;

 . SIMPLE IRA plans adopted under Section 408(p) of the Code;

 . Simplified Employee Pension plans ("SEPs") adopted under Section 408(k) of the Code; and

 . annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations.

   We do not currently offer the contracts to every type of tax-qualified plan, and we may not offer the contracts for all types of tax-qualified plans in the future. In certain circumstances, we may make the contracts available for purchase under deferred compensation plans maintained by a state or political subdivision or tax exempt organization under Section 457 of the Code or by pension or profit-sharing plans qualified under section 401(a) of the Code. We provide general federal income tax information for contracts purchased in connection with tax qualified retirement plans beginning on page 32.

   When a contract forms part of a tax-qualified plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Additional requirements may apply to plans that cover a "self-employed individual" or an "owner-employee". Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an owner otherwise would have under a contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.

   We may include certain requirements from the above sources in endorsements or riders to the affected contracts. In other cases, we do not. In no event, however, do we undertake to assure a contract's compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non tax-qualified retirement plan. Therefore, if you use or plan to use a contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

   To accommodate "employer-related" pension and profit-sharing plans, we provide "unisex" purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an "employer-related" pension or profit-sharing plan should be directed to your employer. Any question you or your employer have about unisex rates may be directed to the John Hancock Annuity Servicing Office.

HOW WE SUPPORT THE VARIABLE INVESTMENT OPTIONS

   We hold the fund shares that support our variable investment options in John Hancock Variable Annuity Account H and John Hancock Variable Annuity Account V (the "Accounts"), which are separate accounts established by John Hancock under Massachusetts law. Each Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

   The Accounts' assets, including the Series Funds' shares, belong to John Hancock. Each contract provides that amounts we hold in the Accounts pursuant to the policies cannot be reached by any other persons who may have claims against us.

   All of John Hancock's general assets also support John Hancock's obligations under the contracts, as well as all of its other obligations and liabilities. These general assets consist of all John Hancock's assets that are not held in the Accounts (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.

DESCRIPTION OF CHARGES AT THE FUND LEVEL

   The funds must pay investment management fees and other operating expenses. These fees and expenses, as shown in the fund expense table in the Fee Tables, are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

   The figures for the funds shown in the fund expense table are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2003, except as indicated in the footnotes appearing at the end of the table. Expenses of the funds are not fixed or specified under the terms of the contract, and those expenses may vary from year to year.

HOW WE SUPPORT THE GUARANTEE PERIODS

   All of John Hancock's general assets (discussed above) support its obligations under the guarantee periods (as well as all of its other obligations and liabilities). To hold the assets that support primarily the guarantee periods, we have established a "non-unitized" separate account. With a non-unitized separate account, you have no interest in or preferential claim on any of the assets held in the account. The investments we purchase with amounts you allocated to the guarantee periods belong to us; any favorable investment performance on the assets allocated to the guarantee periods belongs to us. Instead, you earn interest at the guaranteed interest rate you selected, provided that you don't surrender, transfer, or withdraw your assets prior to the end of your selected guarantee period.

HOW THE GUARANTEE PERIODS WORK

   Amounts you allocate to the guarantee periods earn interest at a guaranteed rate commencing with the date of allocation. At the expiration of the guarantee period, we will automatically transfer its accumulated value to the Money Market option under your contract, unless you elect to:

 . withdraw all or a portion of any such amount from the contract,

 . allocate all or a portion of such amount to a new guarantee period or periods of the same or different duration as the expiring guarantee period, or

 . allocate all or a portion of such amount to one or more of the variable investment options.

   You must notify us of any such election, by mailing a request to us at the John Hancock Annuity Servicing Office at least 30 days prior to the end of the expiring guarantee period. We will notify you of the end of the guarantee period at least 30 days prior to its expiration. The first day of the new guarantee period or other reallocation will begin the day after the end of the expiring guarantee period.

   We currently make available guarantee periods with durations up to five years. You may not select a guarantee period if it extends beyond your contract's date of maturity. We reserve the right to add or delete guarantee periods from those that are available at any time for new allocations.

Guaranteed interest rates

   Each guarantee period has its own guaranteed rate. We may, at our discretion, change the guaranteed rate for future guarantee periods. These changes will not affect the guaranteed rates being paid on guarantee periods that have already commenced. Each time you allocate or transfer money to a guarantee period, a new guarantee period, with a new interest rate, begins to run with respect to that amount. The amount allocated or transferred earns a guaranteed rate that will continue unchanged until the end of that period. We will not make available any guarantee period offering a guaranteed rate below 3%.

               -------------------------------------------------------
               We make the final determination of guaranteed rates and guarantee periods to be declared. We cannot predict or assure the level of any future guaranteed rates or the availability of any future guaranteed periods.
               -------------------------------------------------------

   You may obtain information concerning the guaranteed rates applicable to the various guarantee periods, and the durations of the guarantee periods offered at any time by calling the John Hancock Annuity Servicing Office at the telephone number on page 2.

Calculation of market value adjustment ("MVA")

   If you withdraw, surrender, transfer, or otherwise remove money from a guarantee period prior to its expiration date, we will apply a market value adjustment. A market value adjustment also generally applies to:

 . death benefits pursuant to your contract,

 . amounts you apply to an annuity option, and

 . amounts paid in a single sum in lieu of an annuity.

   The market value adjustment increases or decreases your remaining value in the guarantee period. If the value in that guarantee period is insufficient to pay any negative MVA, we will deduct any excess from the value in your other investment options pro-rata based on the value in each. If there is insufficient value in your other investment options, we will in no event pay out more than the surrender value of the contract.

   Here is how the MVA works:

               -------------------------------------------------------
                 We compare:

               . the guaranteed rate of the guarantee period from
                 which the assets are being taken WITH

               . the guaranteed rate we are currently offering for
                 guarantee periods of the same duration as remains on guarantee period from which the assets are being taken.

               If the first rate exceeds the second by more than 1/2%, the market value adjustment produces an increase in your contract's value.

               If the first rate does not exceed the second by at
               least 1/2%, the market value adjustment produces a
               decrease in your contract's value.
               -------------------------------------------------------

   For this purpose, we consider that the amount withdrawn from the guarantee period includes the amount of any negative MVA and is reduced by the amount of any positive MVA.

   The mathematical formula and sample calculations for the market value adjustment appear in Appendix A.

Limitation on market value adjustments

   In no event will the market value adjustment (positive or negative) exceed the amount of any excess interest earned during the guarantee period up to the date of computation. Excess interest means the dollar amount of interest earned to date on the amount being withdrawn in excess of what would have been earned if the effective annual interest rate had been 3%.

               -------------------------------------------------------
               Because of exemptive and exclusionary provisions, interests in the guarantee periods have not been registered under the Securities Act of 1933, and our non-unitized separate account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any of its assets are subject to the provision of these acts. We have been advised that the SEC staff has not reviewed the disclosure in this prospectus relating to the guarantee periods. Disclosure regarding the guarantee periods may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.
               -------------------------------------------------------

THE ACCUMULATION PERIOD

Your value in our variable investment options

   Each premium payment or transfer that you allocate to a variable investment option purchases accumulation units of that variable investment option. Similarly, each withdrawal or transfer that you take from a variable investment option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

Valuation of accumulation units

   To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

                  -------------------------------------------------
                  dollar amount of transaction
                              DIVIDED BY

                  value of one accumulation unit for the applicable variable investment option at the time of such transaction
                  -------------------------------------------------

   The value of each accumulation unit will change daily depending upon the investment performance of the fund that corresponds to that variable investment option and certain charges we deduct from such investment option. (See below under "Variable investment option valuation procedures.")

   Therefore, at any time prior to the date of maturity, the total value of your contract in a variable investment option can be computed according to the following formula:

               -------------------------------------------------------
               number of accumulation units in the variable investment
               options
                        TIMES
               value of one accumulation unit for the applicable variable investment option at that time
               -------------------------------------------------------

Your value in the guarantee periods

   On any date, the total value of your contract in a guarantee period equals:

 . the amount of premium payments or transferred amounts allocated to the guarantee period, MINUS

 . the amount of any withdrawals or transfers paid out of the guarantee period, MINUS

 . the amount of any negative market value adjustments resulting from such withdrawals or transfers, PLUS

 . the amount of any positive market value adjustments resulting from such withdrawals and transfers, MINUS

 . the amount of any charges and fees deducted from that guarantee period, PLUS

 . interest compounded daily on any amounts in the guarantee period from time to time at the effective annual rate of interest we have declared for that guarantee period.

THE ANNUITY PERIOD

Date of maturity

   Your contract specifies the date of maturity, when payments from one of our annuity options are scheduled to begin. You initially choose a date of maturity when you complete your application for a contract. Unless we otherwise permit, the date of maturity must be

   . at least 6 months after the date the first premium payment is applied to your contract, and

   . no later than the maximum age specified in your contract (normally age 95).

   Subject always to these requirements, you may subsequently select an earlier date of maturity. The John Hancock Annuity Servicing Office must receive your new selection at least 31 days prior to the new date of maturity, however. Also, if you are selecting or changing your date of maturity for a contract issued under a tax qualified plan, special limits apply. (See "Contracts purchased for a tax-qualified plan," beginning on page 31.)

Choosing fixed or variable annuity payments

   During the annuity period, the total value of your contract must be allocated to no more than four investment options. During the annuity period, we do not offer the guarantee periods. Instead, we offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for EACH variable investment option.

   We will generally apply (1) amounts allocated to the guarantee periods as of the date of maturity to provide annuity payments on a fixed basis and (2) amounts allocated to variable investment options to provide annuity payments on a variable basis. If you are using more than four investment options on the date of maturity, we will divide your contract's value among the four investment options with the largest values (directing all guarantee periods as a single option), pro-rata based on the amount of the total value of your contract that you have in each.

   We will make a market value adjustment to any remaining guarantee period amounts on the date of maturity, before we apply such amounts to an annuity payment option.

   Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

Selecting an annuity option

   Each contract provides, at the time of its issuance, for annuity payments to commence on the date of maturity pursuant to Option A: "life annuity with 10 years guaranteed" (discussed under "Annuity options" on page 27 below).

   Prior to the date of maturity, you may select a different annuity option. However, if the total value of your contract on the date of maturity is not at least $5,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of annuity option once payments commence.

   If the initial monthly payment under an annuity option would be less than $50, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits.

   Subject to that $50 minimum limitation, your beneficiary may elect an annuity option if

 . you have not made an election prior to the annuitant's death;

 . the beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

 . the beneficiary notifies us of the election prior to the date the proceeds become payable.

Variable monthly annuity payments

   We determine the amount of the first variable monthly payment under any variable investment option by using the applicable annuity purchase rate for the annuity option under which the payment will be made. The contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the annuitant or other payee.

   The amount of each subsequent variable annuity payment under that variable investment option depends upon the investment performance of that variable investment option.

   Here's how it works:

 . we calculate the actual net investment return of the variable investment option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

 . if that actual net investment return exceeds the "assumed investment rate"
   (explained below), the current monthly payment will be larger than the previous one.

 . if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

   Assumed investment rate: The assumed investment rate for any variable portion of your annuity payments will be 3 1/2% per year, except as follows.

   You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.

Fixed monthly annuity payments

   The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the annuity option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the fixed annuity option as of the date of maturity. We then subtract any applicable premium tax charge and divide the difference by $1,000. We then multiply the result by the greater of:

 . the applicable fixed annuity purchase rate shown in the appropriate table in the contract; or

 . the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the annuitant, unless prohibited by law.)

Annuity options

   Here are some of the annuity options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those annuity options listed here and in your contract.

   OPTION A: LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

  Federal income tax requirements currently applicable to contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

   OPTION B: LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

   OPTION C: JOINT AND LAST SURVIVOR - We will provide payments monthly, quarterly, semiannually, or annually, for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

   OPTION D: JOINT AND 1/2 SURVIVOR; OR JOINT AND 2/3 SURVIVOR - We will provide payments monthly, quarterly, semiannually, and annually for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

   OPTION E: LIFE INCOME WITH CASH REFUND - We will provide payments monthly, quarterly, semiannually, or annually for the payee's life. Upon the payee's death, we will provide a contingent payee with a lump-sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump-sum payment, if any, will be for the balance.

   OPTION F: INCOME FOR A FIXED PERIOD - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.

   OPTION G: INCOME OF A SPECIFIC AMOUNT - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the contract.

   With Options A, B, C, and D, we offer both fixed and/or variable annuity payments. With Options E, F, and G, we offer only fixed annuity payments. Payments under Options F and G must continue for 10 years, unless your contract has been in force for 5 years or more.

   If the payee is more than 85 years old on the date of maturity, the following two options are not available:

 . Option A: "life annuity with 5 years guaranteed" and

 . Option B: "life annuity without further payment on the death of payee."

VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

   We compute the net investment return and accumulation unit values for each variable investment option as of the end of each business day. A business day is any date on which the New York Stock Exchange is open for regular trading. Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.

DISTRIBUTION REQUIREMENTS FOLLOWING DEATH OF OWNER

   If you did not purchase your contract under a tax qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions in the following box. In most cases, these provisions do not cause a problem if you are also the annuitant under your policy. If you have designated someone other than yourself as the annuitant, however, your heirs will have less discretion than you would have had in determining when and how the contract's value would be paid out.

   ---------------------------------------------------------------------
    IF YOU DIE BEFORE ANNUITY PAYMENTS HAVE BEGUN:

      . if the contract's designated beneficiary is your surviving spouse, your spouse may continue the contract in force as the owner.

      . if the beneficiary is not your surviving spouse OR if the beneficiary is your surviving spouse but chooses not to continue the contract, the "entire interest" (as discussed below) in the contract on the date of your death must be:

      (1) paid out in full within five years of your death or

      (2) applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

      . If you are the last surviving annuitant, as well as the owner, the entire interest in the contract on the date of your death equals the death benefit that then becomes payable. If you are the owner but not the last surviving annuitant, the entire interest equals:

      (1) the surrender value if paid out in full within five years of your death, or

      (2) the total value of your contract applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

    IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN:

      .   any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments
          that is then in use.
   ---------------------------------------------------------------------

   The Code imposes very similar distribution requirements on contracts used to fund tax qualified plans. We provide the required provisions for tax qualified plans in separate disclosures and endorsements.

   Notice of the death of an owner or annuitant should be furnished promptly to the John Hancock Annuity Servicing Office.

MISCELLANEOUS PROVISIONS

Assignment; change of owner or beneficiary

   To qualify for favorable tax treatment, certain contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the owner is a trustee under section 401(a) of the Internal Revenue Code.

   Subject to these limits, while the annuitant is alive, you may designate someone else as the owner by written notice to the John Hancock Annuity Servicing Office. The contract designates the person you choose as beneficiary. You may change the beneficiary by written notice no later than receipt of due proof of the death of the annuitant. Changes of owner or beneficiary will take effect whether or not you or the annuitant is then alive. However, these changes are subject to:

 . the rights of any assignees of record,

 . any action taken prior to receipt of the notice, and

 . certain other conditions.

   An assignment, pledge, or other transfer may be a taxable event. See "Tax information" below. Therefore, you should consult a competent tax adviser before taking any such action.

TAX INFORMATION

Our income taxes

   We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.

   The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account. Currently, we do not anticipate making a charge such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Special Considerations for Optional Benefit Riders

   If you have elected an optional death benefit rider, it is our understanding that the charges relating to these riders are not subject to current taxation. The Internal Revenue Service ("IRS") might take the position, however, that each charge associated with the rider is deemed a partial withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature distributions from annuities. We understand that you are not prevented from adding any of our optional death benefit riders to your contract if it is issued as an IRA. However, the law is unclear because IRAs generally may not invest in "life insurance contracts." Therefore, it is possible that a Contract may be disqualified as an IRA if it has an optional death benefit rider added to it. If so, you may be subject to increased taxes.

   At present, the IRS has not provided guidance as to the tax effect of adding an optional nursing home waiver of withdrawal charge rider to an annuity contract. The IRS might take the position that each charge associated with these riders is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals.

   We do not currently report rider charges as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a competent tax adviser before electing any of these optional benefit riders.

Contracts not purchased to fund a tax qualified plan

 Undistributed gains

   We believe the contracts will be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you.

   However, a contract owned other than by a natural person (e.g., corporations, partnerships, limited liability companies and other such entities) does not generally qualify as an annuity for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned.

 Annuity payments

   When we make payments under a contract in the form of an annuity, each payment will result in taxable ordinary income to you, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the Code). In general, your "investment in the contract" equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax.

   The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

 Surrenders, withdrawals and death benefits

   When we make a single sum payment from a contract, you have ordinary taxable income, to the extent the payment exceeds your "investment in the contract" (discussed above). Such a single sum payment can occur, for example, if you surrender your contract before the date of maturity or if no annuity payment option is selected for a death benefit payment.

   When you take a partial withdrawal from a contract before the date of maturity, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your contract exceeds the investment in the contract, the excess will be considered "gain" and the withdrawal will be taxable as ordinary income up to the amount of such "gain". Taxable withdrawals may also be subject to the special penalty tax for premature withdrawals as explained below. When only the investment in the contract remains, any subsequent withdrawal made before the date of maturity will be a tax-free return of investment. If you assign or pledge any part of your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

   For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by VA COMPANY NICKNAME or its affiliates to the owner within the same calendar year will be treated as if they were a single contract.

   All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your "investment in the contract."

   Under the Code, an annuity must provide for certain required distributions. For example, if the owner dies on or after the maturity date, and before the entire annuity value has been paid, the remaining value must be distributed at least as rapidly as under the method of distribution being used at the date of the owner's death. We discuss other distribution requirements in the preceding section entitled "Distribution requirements following death of owner."

 Penalty for premature withdrawals

   The taxable portion of any withdrawal, single sum payment and certain death benefit payments may also trigger an additional 10% penalty tax. The penalty tax does not apply to payments made to you after age 59 1/2, or on account of your death or disability. Nor will it apply to withdrawals in substantially equal periodic payments over the life of the payee (or over the joint lives of the payee and the payee's beneficiary).

 Puerto Rico annuity contracts not purchased to fund a tax qualified plan

   Under the Puerto Rico tax laws, distributions from a contract not purchased to fund a tax qualified plan ("Non-Qualified Contract") before annuitization are treated as non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions are fully taxable. Distributions after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization is equal to the amount of the distribution in excess of 3% of the total purchase payments paid, until an amount equal to the total purchase payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. Puerto Rico does not currently impose an early withdrawal penalty tax. Generally, Puerto Rico does not require income tax to be withheld from distributions of income.

Diversification requirements

   Each of the funds of the Series Fund intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

   The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among variable investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners.

Contracts purchased for a tax qualified plan

   We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a tax-qualified plan, and contains rules to limit the amount you can contribute to all of your tax-qualified plans. Trustees and administrators of tax qualified plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from tax qualified plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

   The Code generally requires tax-qualified plans (other than Roth IRAs) to begin making annual distributions of at least a minimum amount each year after a specified point. For example, minimum distributions to an employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires. On the other hand, distributions from a traditional IRA, SIMPLE IRA or SEP IRA must begin no later than April 1 of the year following the year in which the contract owner attains age 70 1/2. The minimum amount of a distribution and the time when distributions start will vary by plan.

 Tax-free rollovers

   For tax years beginning in 2002, if permitted under your plans, you may make a tax-free rollover from:

 . a traditional IRA to another traditional IRA,

 . a traditional IRA to another tax-qualified plan, including a Section 403(b) plan

 . any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) to a traditional IRA,

 . any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax exempt organization) to another tax-qualified plan, including a roll-over of amounts from your prior plan derived from your "after-tax" contributions from "involuntary" distributions,

 . a Section 457 deferred compensation plan maintained by a tax-exempt organization to another Section 457 deferred compensation plan maintained by a tax-exempt organization and

 . a traditional IRA to a Roth IRA, subject to special restrictions discussed below.

   In addition, if your spouse survives you, he or she is permitted to rollover your tax-qualified retirement account to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse' plan.

 Traditional IRAs

   Annual contribution limit. A traditional individual retirement annuity (as
   -------------------------
defined in Section 408 of the Code) generally permits an eligible purchaser to make annual contributions which cannot exceed the lesser of:

 . 100% of compensation includable in your gross income, or

 . the IRA annual limit for that tax year. For tax years beginning in 2002, 2003 and 2004, the annual limit is $3,000 per year. For tax years beginning in 2005, 2006 and 2007, the annual limit is $4,000 per year and, for the tax year beginning in 2008, the annual limit is $5,000. After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.

   Catch-Up Contributions. An IRA holder age 50 or older may increase
   ----------------------
contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.

   Spousal IRA. You may also purchase an IRA contract for the benefit of your
   -----------
spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation).

   Deductibility of contributions. You may be entitled to a full deduction, a
   ------------------------------
partial deduction or no deduction for your traditional IRA contribution on your federal income tax return.

   The amount of your deduction is based on the following factors:

 . whether you or your spouse is an active participant in an employer sponsored retirement plan,

 . your federal income tax filing status, and

 . your "Modified Adjusted Gross Income."

   Your traditional IRA deduction is subject to phase out limits, based on your Modified Adjusted Gross Income, which are applicable according to your filing status and whether you or your spouse are active participants in an employer sponsored retirement plan. You can still contribute to a traditional IRA even if your contributions are not deductible.

   Distributions. In general, all amounts paid out from a traditional IRA
   -------------
contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a tax-qualified plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the proceeds.

   The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2.

 Roth IRAs

   Annual contribution limit. A Roth IRA is a type of non-deductible IRA.  In
   -------------------------
general, you may make purchase payments of up to the IRA annual limit ($3,000 per year for tax years beginning in 2002, 2003 and 2004; $4,000 per year for tax years beginning in 2005, 2006 and 2007, and $5,000 for the tax year beginning in
2008). After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.

   The IRA annual limit for contributions to a Roth IRA phases out (i.e., is reduced) for single taxpayers with adjusted gross incomes between $95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $10,000.

   Catch-Up Contributions. A Roth IRA holder age 50 or older may increase
   ----------------------
contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.

   Spousal IRA. You may also purchase a Roth IRA contract for the benefit of
   -----------
your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation), subject to the phase-out rules discussed above.

   Distributions. If you hold your Roth IRA for at least five years the payee
   -------------
will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract:

 . after you reach age 59 1/2,

 . on your death or disability, or

 . to qualified first-time home buyers (not to exceed a lifetime limitation of $10,000) as specified in the Code.

   The Code treats payments you receive from Roth IRAs that do not qualify for the above tax free treatment first as a tax-free return of the contributions you made. However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax (unless certain exceptions apply as specified in Code section 72(t).

   Conversion to a Roth IRA. You can convert a traditional IRA to a Roth IRA,
   ------------------------
unless

 . you have adjusted gross income over $100,000, or

 . you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted amounts.

   You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

 SIMPLE IRA plans

   In general, a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. As an eligible employee of the business, you may make pre-tax contributions to the SIMPLE IRA plan. You may specify the percentage of compensation that you want to contribute under a qualified salary reduction arrangement, provided the amount does not exceed the SIMPLE IRA annual contribution limit. The SIMPLE IRA annual limit is $7,000 for tax years beginning in 2002, $8,000 for 2003, $9,000 for 2004, and $10,000 for 2005. After
that, the annual limit is indexed for inflation in $500 increments as provided in the Code. Your employer must elect to make a matching contribution of up to 3% of your compensation or a non-elective contribution equal to 2% of your compensation.

   Catch-Up Contributions. A SIMPLE IRA holder age 50 or older may increase
   ----------------------
contributions of compensation by an amount up to $500 for tax years beginning in 2002, $1,000 for 2003, $1,500 for 2004, $2,000 for 2005 and $2,500 for 2006.
After that, for tax years beginning in 2007, the SIMPLE IRA catch-up contribution limit is indexed annually for inflation in $500 increments as provided in the Code.

   Distributions. The requirements for minimum distributions from a SIMPLE IRA
   -------------
retirement plan, and rules on taxation of distributions from a SIMPLE retirement plan, are generally the same as those discussed above for distributions from a traditional IRA.

 Simplified Employee Pension plans (SEPs)

   SEPs are employer sponsored plans that may accept an expanded rate of contributions from one or more employers. Employer contributions are flexible, subject to certain limits under the Code, and are made entirely by the business owner directly to a SEP-IRA owned by the employee. Contributions are tax-deductible by the business owner and are not includable in income by employees until withdrawn. The maximum deductible amount that may be contributed to a SEP is 25% of compensation, up to the SEP compensation limit specified in the Code for the year ($200,000 for the year 2002) with a cap of $40,000.

   Distributions. The requirements for minimum distributions from a SEP-IRA, and
   -------------
rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

 Section 403(b) plans

   Under these tax-sheltered annuity arrangements, public school systems and certain tax-exempt organizations can make premium payments into "403(b) contracts" owned by their employees that are not taxable currently to the employee.

   Annual Contribution Limit. In general, the amount of the non-taxable
   -------------------------
contributions made for a 403(b) contract each year may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed an annual "elective deferral limit" (see "Elective Deferral Limits," below). The annual contribution limit is subject to certain other limits described in
Section 415 of the Code and the regulations thereunder. Special rules apply for certain organizations that permit participants to increase their elective deferrals.

   Catch-Up Contributions. A Section 403(b) plan participant age 50 or older may
   ----------------------
increase contributions to a 403(b) plan by an amount that, together with all other catch-up contributions made to other tax-qualified plans, does not exceed an annual "elective catch-up limit." (See "Elective Catch-Up Limits," below.)

   Distributions. When we make payments from a 403(b) contract on surrender of
   -------------
the contract, partial withdrawal, death of the annuitant, or commencement of an annuity option, the payee ordinarily must treat the entire payment as ordinary taxable income. Moreover, the Code prohibits distributions from a 403(b) contract before the employee reaches age 59 1/2, except:

 . on the employee's separation from service, death, or disability,

 . with respect to distributions of assets held under a 403(b) contract as of December 31, 1988, and

 . transfers and exchanges to other products that qualify under Section 403(b).

   Minimum distributions under a 403(b) contract must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

 Pension and profit sharing plans qualified under Section 401(a)

   In general, an employer may deduct from its taxable income premium payments it makes under a qualified pension or profit-sharing plan described in Section 401(a) of the Code. Employees participating in the plan generally do not have to pay tax on such contributions when made. Special requirements apply if a 401(a) plan covers an employee classified under the Code as a "self-employed individual" or as an "owner-employee."

   Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the contract" (as defined in the Code), if any. In general, an employee's "investment in the contract" equals the aggregate amount of premium payments made by the employee.

   The non-taxable portion of each annuity payment is determined, under the Code, according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. Favorable procedures may also be available to taxpayers who had attained age 50 prior to January 1, 1986.

   Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee (except an employee who is a "5-percent owner" as defined in Code section 416) reaches age 70 1/2 or, if later, retires.

 "Top-heavy" plans

   Certain plans may fall within the definition of "top-heavy plans" under
Section 416 of the Code. This can happen if the plan holds a significant amount of its assets for the benefit of "key employees" (as defined in the Code). You should consider whether your plan meets the definition. If so, you should take care to consider the special limitations applicable to top-heavy plans and the potentially adverse tax consequences to key employees.

     Section 457 deferred compensation plans

   Under the provisions of Section 457 of the Code, you can exclude a portion of your compensation from gross income if you participate in a deferred compensation plan maintained by:

 . a state,

 . a political subdivision of a state,

 . an agency or instrumentality or a state or political subdivision of a state, or

 . a tax-exempt organization.

   As a "participant" in such a deferred compensation plan, any amounts you exclude (and any income on such amounts) will be includible in gross income only for the taxable year in which such amounts are paid or otherwise made available to the annuitant or other payee.

   The deferred compensation plan must satisfy several conditions, including the following:

 . the plan must not permit distributions prior to your separation from service
   (except in the case of an unforeseen emergency), and

 . all compensation deferred under the plan shall remain solely the employer's property and may be subject to the claims of its creditors.

   Annual contribution limit. The amount of the non-taxable contributions made
   -------------------------
for a Section 457 plan each year may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed an annual "elective deferral limit," and is subject to certain other limits described in Section 402(g) of the Code. (See "Elective Deferral Limits," below.)

   Catch-Up Contributions. A 457 plan participant age 50 or older may increase
   ----------------------
contributions to a 457 plan by an amount that, together with all other catch-up contributions made to other tax-qualified plans, does not exceed an annual "elective catch-up limit." (See "Elective Catch-Up Limits," below.)

   Distributions. When we make payments under your contract in the form of an
   -------------
annuity, or in a single sum such as on surrender, withdrawal or death of the annuitant, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

 Elective Deferral Limits

   A participant in a Section 403(b) plan, a Section 457 Plan or in certain other types of tax-qualified pension and profit sharing plans that are commonly referred to as "401(k)" plans and "SARSEPS" may elect annually to defer current compensation so that it can be contributed to the applicable plan or plans. The annual elective deferral limit is $11,000 for tax years beginning in 2002, $12,000 for 2003, $13,000 for 2004, $14,000 for 2005 and $15,000 for 2006. After
that, for the tax years beginning in 2007, 2008 and 2009, the annual elective deferral limit is indexed for inflation in $500 increments as provided in the Code.

 Elective Catch-up Limits

   A participant in a Section 403(b) plan, a Section 457 Plan or in certain other types of tax-qualified pension and profit sharing plans that are commonly referred to as "401(k)" plans and "SARSEPS" who is age 50 or older may increase contributions by an amount up to $1,000 for tax years beginning in 2002, $2,000 for 2003, $3,000 for 2004, $4,000 for 2005 and $5,000 for 2006. After that, for the tax years beginning in 2007, the elective catch-up contribution limit is indexed for inflation in $500 increments as provided in the Code.

 Withholding on rollover distributions

   The tax law requires us to withhold 20% from certain distributions from tax qualified plans. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it directly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.

 Puerto Rico annuity contracts purchased to fund a tax-qualified plan

   The provisions of the tax laws of Puerto Rico vary significantly from those under the Internal Revenue Code of the United States with respect to the various "tax qualified" plans described above. Although we may offer variable annuity contracts in Puerto Rico in connection with "tax qualified" plans, the text of the prospectus under the subsection "Contracts purchased for a tax qualified plan" is inapplicable in Puerto Rico and should be disregarded.

See your own tax adviser

   The above description of Federal income tax consequences to owners of and payees under contracts, and of the different kinds of tax qualified plans which may be funded by the contracts, is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing tax qualified plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should consult a qualified tax adviser.

PERFORMANCE INFORMATION

   We may advertise total return information about investments made in the variable investment options. We refer to this information as "Account level" performance. In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable variable investment option.

   Total return at the Account level is the percentage change between:

 . the value of a hypothetical investment in a variable investment option at the beginning of the relevant period, and

 . the value at the end of such period.

   At the Account level, total return reflects adjustments for:

 . the mortality and expense risk charges,

 . the administrative charge,

 . the annual contract fee, and any withdrawal payable if the owner surrenders his contract at the end of the relevant period.

   Total return at the Account level does not, however, reflect any premium tax charges or any charges for optional benefit riders. Total return at the Account level will be lower than that at the Series Fund level where comparable charges are not deducted.

   We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format except that it will not reflect any contract fee or withdrawal charge and it may be for additional durations.

   We may advertise "current yield" and "effective yield" for investments in a money market variable investment option. Current yield refers to the income earned on your investment in the money market variable investment option over a 7-day period and then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

   Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

   Current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax, any withdrawal charge, or any charge for optional benefit riders.

REPORTS

   At least annually, we will send you (1) a report showing the number and value of the accumulation units in your contract and (2) the financial statements of the Series Funds.

VOTING PRIVILEGES

   At meetings of the Series Funds' shareholders, we will generally vote all the shares of each Fund that we hold in the Accounts in accordance with instructions we receive from the owners of contracts that participate in the corresponding variable investment option.

CERTAIN CHANGES

Changes to the Accounts

   We reserve the right, subject to applicable law, including any required shareholder approval,

 . to transfer assets that we determine to be your assets from any of the Accounts to another separate account or investment option by withdrawing the same percentage of each investment in the applicable Account with proper adjustments to avoid odd lots and fractions,

 . to add or delete variable investment options,

 . to change the underlying investment vehicles,

 . to operate the Accounts in any form permitted by law, and

 . to terminate either or both of the Accounts' registrations under the 1940
   Act, if any such registration should no longer be legally required.

   Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

Variations in charges or rates for eligible classes

   We may allow a reduction in or the elimination of any contract charges, or an increase in a credited interest rate for a guarantee period. The affected contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the contracts.

   The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

 . the size of the initial premium payment,

 . the size of the group or class,

 . the total amount of premium payments expected to be received from the group or class and the manner in which the premium payments are remitted,

 . the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

 . the purpose for which the contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced, or

 . the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class.

   We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges or rates will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.

DISTRIBUTION OF CONTRACTS

   Signator Investors, Inc. ("Signator") acts as principal distributor of the contracts sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers, Inc. Signator's address is 197 Clarendon Street, Boston, Massachusetts 02116. Signator is a subsidiary of John Hancock.

   You can purchase a contract through registered representatives of broker-dealers and certain financial institutions who have entered into selling agreements with John Hancock and Signator. We pay broker-dealers compensation for promoting, marketing and selling our variable insurance and variable annuity products. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. Signator will also pay its own registered representatives for sales of the contracts to their customers. We do not expect the compensation we pay to such broker-dealers (including Signator) and financial institutions to exceed 7.0% of premium payments (on a present value basis) for sales of the contracts described in this prospectus. For limited periods of time, we may pay additional compensation to broker-dealers as part of special sales promotions. We offer these contracts on a continuous basis, but neither John Hancock nor Signator is obligated to sell any particular amount of contracts. We also reimburse Signator for direct and indirect expenses actually incurred in connection with the marketing of these contracts.

   Signator representatives may receive additional cash or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of contracts issued by us. From time to time, Signator, at its expense, may also provide significant additional amounts to broker dealers or other financial services firms which sell or arrange for the sale of the contracts. Such compensation may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may be motivated to sell our contracts instead of contracts issued by other insurance companies.

EXPERTS

   Ernst & Young LLP, independent auditors, have audited the consolidated financial statements and schedules of John Hancock Life Insurance Company at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of the Accounts at December 31, 2003 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statements of Additional Information, which also are a part of the registration statements that contain this prospectus. These financial statements are included in the registration statements in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

REGISTRATION STATEMENT

   This prospectus omits certain information contained in the registration statements that we filed with the SEC. You can get more details from the SEC upon payment of prescribed fees or through the SEC's internet web site (www.sec.gov).

   Among other things, the registration statements contain "Statements of Additional Information" that we will send you without charge upon request. The Table of Contents of the Statements of Additional Information lists the following subjects that it covers:

----------------------------------------------------------------------------------------
                              page of SAI                                  page of SAI

JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H         JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

(This Account pertains to the                   (This Account pertains to the
following variable investment options:          following variable investment options:
Financial Industries, Small Cap Growth,          Equity Index, Large Cap Value, Large
Fundamental Growth, Growth & Income,            Cap Growth, Fundamental Value,
Active Bond and Money Market.)                  Earnings Growth, Mid Cap Value B,
                                                Small Cap Emerging Growth, Overseas
                                                Equity, International Equity Index,
                                                Overseas Equity B, Overseas Equity C,
                                                Real Estate Equity, Managed, Short
                                                Term Bond, Bond Index, High Yield Bond
                                                and Global Bond.)

DISTRIBUTION . . . . . . . . . . . . .  2       DISTRIBUTION . . . . . . . . . . . . . 2

CALCULATION OF PERFORMANCE DATA. . . .  2       CALCULATION OF PERFORMANCE DATA. . . . 2

OTHER PERFORMANCE INFORMATION. . . . .  3       OTHER PERFORMANCE INFORMATION. . . . . 3

CALCULATION OF ANNUITY PAYMENTS. . . .  4       CALCULATION OF ANNUITY PAYMENTS. . . . 4

ADDITIONAL INFORMATION ABOUT                    ADDITIONAL INFORMATION ABOUT
 DETERMINING UNIT VALUES . . . . . . .  5        DETERMINING UNIT VALUES . . . . . . . 5

PURCHASES AND                                   PURCHASES AND
 REDEMPTIONS OF FUND SHARES. . . . . .  6        REDEMPTIONS OF FUND SHARES. . . . . . 6

THE ACCOUNTS . . . . . . . . . . . . .  6       THE ACCOUNTS . . . . . . . . . . . . . 6

DELAY OF CERTAIN PAYMENTS  . . . . . .  7       DELAY OF CERTAIN PAYMENTS  . . . . . . 7

LIABILITY FOR TELEPHONE TRANSFERS. . .  7       LIABILITY FOR TELEPHONE TRANSFERS. . . 7

VOTING PRIVILEGES. . . . . . . . . . .  7       VOTING PRIVILEGES. . . . . . . . . . . 7

FINANCIAL STATEMENTS . . . . . . . . .  9       FINANCIAL STATEMENTS . . . . . . . . . 9

----------------------------------------------------------------------------------------

                         CONDENSED FINANCIAL INFORMATION


                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

   The following table provides selected data for accumulation shares for contracts with initial premium payments of less than $250,000. Each period begins on January 1, except that the first year of operation of an investment option begins on the date shown in the Notes at the end of this table.


                                    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                       2003          2002          2001          2000          1999          1998           1997
                                   ------------  ------------  ------------  ------------  ------------  ------------  -------------
JOHN HANCOCK VARIABLE ANNUITY
 ACCOUNT H INVESTMENT OPTIONS:
FINANCIAL INDUSTRIES (Note 1)
Accumulation share value:
 Beginning of period . . . . . . .     $11.60       $14.58        $17.90        $14.25        $14.36         $13.39        $10.00
 End of period . . . . . . . . . .     $14.43       $11.60        $14.58        $17.90        $14.25         $14.36        $13.39
Number of Accumulation Shares
 outstanding at end of period. . .     50,478       56,060        81,148       110,965        90,466      1,442,358       554,940
SMALL CAP GROWTH
Accumulation share value:
 Beginning of period (Note 3). . .      $9.81       $14.19        $10.00            --            --             --            --
 End of period . . . . . . . . . .     $12.39        $9.81        $14.19            --            --             --            --
Number of Accumulation Shares
 outstanding at end of period. . .     33,445       48,172        54,872            --            --             --            --
FUNDAMENTAL GROWTH
Accumulation share value:
 Beginning of period (Note 3). . .      $6.79        $9.86        $10.00            --            --             --            --
 End of period . . . . . . . . . .      $8.84        $6.79         $9.86            --            --             --            --
Number of Accumulation Shares
 outstanding at end of period. . .     26,753       31,801        46,773            --            --             --            --
GROWTH & INCOME
Accumulation share value:
 Beginning of period (Note 3). . .      $5.66        $7.36        $10.00            --            --             --            --
 End of period . . . . . . . . . .      $6.95        $5.66         $7.36            --            --             --            --
Number of Accumulation Shares
 outstanding at end of period. . .    523,605      259,008       259,008            --            --             --            --
ACTIVE BOND
Accumulation share value:
 Beginning of period (Note 3). . .     $11.00       $10.39        $10.00            --            --             --            --
 End of period . . . . . . . . . .     $11.57       $11.00        $10.39            --            --             --            --
Number of Accumulation Shares
 outstanding at end of period. . .     95,845       38,736        40,217            --            --             --            --
MONEY MARKET
Accumulation share value:
 Beginning of period (Note 3). . .     $10.15       $10.12        $10.00            --            --             --            --
 End of period . . . . . . . . . .     $10.12       $10.15        $10.12            --            --             --            --
Number of Accumulation Shares
 outstanding at end of period. . .     43,242       74,359        74,359            --            --             --            --

JOHN HANCOCK VARIABLE ANNUITY
 ACCOUNT V INVESTMENT OPTIONS:
EQUITY INDEX
Accumulation share value:
 Beginning of period (Note 2). . .      $7.16        $9.33        $10.74        $11.97        $10.00             --            --
 End of period . . . . . . . . . .      $9.08        $7.16         $9.33        $10.74        $11.97             --            --
Number of Accumulation Shares
 outstanding at end of period. . .    119,226      136,852       170,182       195,056       204,895             --            --
LARGE CAP VALUE
Accumulation share value:
 Beginning of period (Note 2). . .      $9.75       $11.38        $11.38        $10.20        $10.00             --            --
 End of period . . . . . . . . . .     $12.08        $9.75        $11.38        $11.38        $10.20             --            --
Number of Accumulation Shares
 outstanding at end of period. . .    112,768      128,408       145,359       163,104       135,784             --            --
LARGE CAP GROWTH
Accumulation share value:
 Beginning of period (Note 2). . .      $5.79        $8.13         $9.98        $12.31        $10.00             --            --
 End of period . . . . . . . . . .      $7.19        $5.79         $8.13         $9.98        $12.31             --            --
Number of Accumulation Shares
 outstanding at end of period. . .    113,044      127,016       139,298       184,227       135,772             --            --

                                   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                      2003          2002          2001          2000          1999          1998           1997
                                  ------------  ------------  ------------  ------------  ------------  ------------  --------------
FUNDAMENTAL VALUE
Accumulation share value:
 Beginning of period (Note 4). .       $8.75       $10.73        $10.00            --            --             --            --
 End of period . . . . . . . . .      $11.12        $8.75        $10.73            --            --             --            --
Number of Accumulation Shares
 outstanding at end of period. .      15,416       15,926            --            --            --             --            --
EARNINGS GROWTH
Accumulation share value:
 Beginning of period (Note 2). .       $5.76        $8.63        $13.85        $21.87        $10.00             --            --
 End of period . . . . . . . . .       $7.10        $5.76         $8.63        $13.85        $21.87             --            --
Number of Accumulation Shares
 outstanding at end of period. .     169,483      197,824       231,231       335,276       259,506             --            --
MID CAP VALUE B (formerly
 "Small/Mid Cap CORE" )
Accumulation share value:
 Beginning of period (Note 2). .     $10.27       $12.27        $12.36        $11.96        $10.00             --            --
 End of period . . . . . . . . .     $14.73       $10.27        $12.27        $12.36        $11.96             --            --
Number of Accumulation Shares
 outstanding at end of period. .      25,018       27,366        29,688        41,143        23,107             --            --
SMALL CAP EMERGING GROWTH
Accumulation share value:
 Beginning of period (Note 2). .       $5.79        $8.17         $8.60         $9.56        $10.00             --            --
 End of period . . . . . . . . .       $8.52        $5.79         $8.17         $8.60         $9.56             --            --
Number of Accumulation Shares
 outstanding at end of period. .      35,596       39,107        42,763        46,696            --             --            --
OVERSEAS EQUITY
Accumulation share value:
 Beginning of period (Note 2). .       $7.79        $8.42         $9.12        $10.16        $10.00             --            --
 End of period . . . . . . . . .      $10.76        $7.79         $8.42         $9.12        $10.16             --            --
Number of Accumulation Shares
 outstanding at end of period. .      19,029       19,200        19,870        27,471        18,446             --            --
INTERNATIONAL EQUITY INDEX
Accumulation share value:
 Beginning of period (Note 2). .       $6.77        $8.08        $10.27        $12.59        $10.00             --            --
 End of period . . . . . . . . .       $9.49        $6.77         $8.08        $10.27        $12.59             --            --
Number of Accumulation Shares
 outstanding at end of period. .      28,873       33,750        41,444        45,044        29,650             --            --
OVERSEAS EQUITY B (formerly
 "International Opportunities")
Accumulation share value:
 Beginning of period (Note 2). .       $6.72        $8.33        $10.66        $12.91        $10.00             --            --
 End of period . . . . . . . . .       $8.79        $6.72         $8.33        $10.66        $12.91             --            --
Number of Accumulation Shares
 outstanding at end of period. .      46,090       48,104        66,072        82,306        44,337             --            --
OVERSEAS EQUITY C (formerly
 "Emerging Markets Equity")
Accumulation share value:
 Beginning of period (Note 2). .       $9.07        $9.85        $10.35        $17.48        $10.00             --            --
 End of period . . . . . . . . .      $14.06        $9.07         $9.85        $10.35        $17.48             --            --
Number of Accumulation Shares
 outstanding at end of period. .      17,482       18,860       $15,063        27,204        14,139             --            --
REAL ESTATE EQUITY
Accumulation share value:
 Beginning of period (Note 2). .      $13.11       $13.10        $12.54         $9.60        $10.00            ---            --
 End of period . . . . . . . . .      $17.72       $13.11        $13.10        $12.54         $9.60             --            --
Number of Accumulation Shares
 outstanding at end of period. .       9,912        8,800         8,280         1,996         2,758             --            --
MANAGED
Accumulation share value:
 Beginning of period (Note 2). .       $8.77       $10.24        $10.67        $10.80        $10.00             --            --
 End of period . . . . . . . . .      $10.31        $8.77        $10.24        $10.67        $10.80             --            --
Number of Accumulation Shares
 outstanding at end of period. .   35,134.00       38,027        53,948        70,325        64,116             --            --
SHORT-TERM BOND
Accumulation share value:
 Beginning of period (Note 2). .      $12.08       $11.57        $10.84        $10.17        $10.00             --            --
 End of period . . . . . . . . .      $12.26       $12.08        $11.57        $10.84        $10.17             --            --
Number of Accumulation Shares
 outstanding at end of period. .      13,884       12,172         8,070         8,912        13,076             --            --
BOND INDEX
Accumulation share value:
 Beginning of period (Note 2). .      $12.29       $11.32        $10.64         $9.63        $10.00             --            --
 End of period . . . . . . . . .      $12.58       $12.29        $11.32        $10.64         $9.63             --            --
Number of Accumulation Shares
 outstanding at end of period. .      36,499       49,013        43,869        38,090        30,610             --            --

                                    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                       2003          2002          2001          2000          1999          1998           1997
                                   ------------  ------------  ------------  ------------  ------------  ------------  -------------
HIGH YIELD BOND
Accumulation share value:
 Beginning of period (Note 2). . .      $8.67        $9.19         $9.12        $10.35        $10.00             --            --
 End of period . . . . . . . . . .      $9.98        $8.67         $9.19         $9.12        $10.35             --            --
Number of Accumulation Shares
 outstanding at end of period          11,250       10,298        13,098        31,755        26,978             --            --
GLOBAL BOND
Accumulation share value:
 Beginning of period (Note 2). . .     $12.20       $10.39        $10.68         $9.65        $10.00             --            --
 End of period . . . . . . . . . .     $13.96       $12.20        $10.39        $10.68         $9.65             --            --
Number of Accumulation Shares
 outstanding at end of period. . .     23,989       26,417        24,902        27,447        24,396             --            --

(1) Values shown for Financial Industries begin on April 30, 1997 and are based on Account holdings of the predecessor fund.

(2) Values shown for 1999 begin on the commencement of operations.

(3) Values shown for 2001 begin on November 15, 2001.

(4) Values shown for 2001 begin on May 1, 2001.

   The following table provides selected data for accumulation shares for contracts with initial premium payments of $250,000 or more. Each period begins on January 1, except that the first year of operation of an investment option begins on the date shown in the Notes at the end of this table.

                                    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                       2003          2002          2001          2000          1999          1998           1997
                                   ------------  ------------  ------------  ------------  ------------  ------------  -------------
JOHN HANCOCK VARIABLE ANNUITY
 ACCOUNT H INVESTMENT OPTIONS:
FINANCIAL INDUSTRIES (Note 1)
Accumulation share value:
 Beginning of period . . . . . . .    $11.76        $14.75        $18.06        $14.35        $14.42        $13.41         $10.00
 End of period . . . . . . . . . .    $14.67        $11.76        $14.75        $18.06        $14.35        $14.42         $13.41
Number of Accumulation Shares
 outstanding at end of period. . .     4,237         4,243         8,414        13,453        25,683       380,604        144,562
SMALL CAP GROWTH
Accumulation share value:
 Beginning of period (Note 3). . .    $11.49        $16.57        $10.00            --            --            --             --
 End of period . . . . . . . . . .    $14.55        $11.49        $16.57            --            --            --             --
Number of Accumulation Shares
 outstanding at end of period. . .        --            --            --            --            --            --             --
FUNDAMENTAL GROWTH
Accumulation share value:
 Beginning of period (Note 3). . .     $7.20        $10.43        $10.00            --            --            --             --
 End of period . . . . . . . . . .     $9.39         $7.20        $10.43            --            --            --             --
 Number of Accumulation Shares
 outstanding at end of period. . .     5,185         5,337         5,010            --            --            --             --
GROWTH & INCOME
Accumulation share value:
 Beginning of period (Note 3). . .     $9.99        $12.97        $10.62        $15.61        $13.06        $10.59         $10.00
 End of period . . . . . . . . . .    $12.30         $9.99        $12.97        $10.62        $15.61        $13.06         $10.59
Number of Accumulation Shares
 outstanding at end of period. . .    23,149        13,939        14,233        33,267        10,211        93,898         16,762
ACTIVE BOND
Accumulation share value:
 Beginning of period (Note 3). . .    $14.02        $13.20        $10.00            --            --            --             --
 End of period . . . . . . . . . .    $14.78        $14.02        $13.20            --            --            --             --
Number of Accumulation Shares
 outstanding at end of period. . .     5,009         1,400         1,845            --            --            --             --
MONEY MARKET
Accumulation share value:
 Beginning of period (Note 3). . .    $12.17        $12.11        $10.00            --            --            --             --
 End of period . . . . . . . . . .    $12.16        $12.17        $12.11            --            --            --             --
Number of Accumulation Shares
 outstanding at end of period. . .    15,109            --        17,623            --            --            --             --

                                    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                       2003          2002          2001          2000          1999          1998           1997
                                   ------------  ------------  ------------  ------------  ------------  ------------  -------------
JOHN HANCOCK VARIABLE ANNUITY
 ACCOUNT V INVESTMENT OPTIONS:
EQUITY INDEX
Accumulation share value:
 Beginning of period (Note 2). . .     $7.23         $9.41        $10.79        $12.00        $10.00            --             --
 End of period . . . . . . . . . .     $9.20         $7.23         $9.41        $10.79        $12.00            --             --
Number of Accumulation Shares
 outstanding at end of period. . .    17,247        17,357        17,448        16,677        22,088            --             --
LARGE CAP VALUE
Accumulation share value:
 Beginning of period (Note 2). . .     $9.84        $11.46        $11.43        $10.22        $10.00            --             --
 End of period . . . . . . . . . .    $12.23         $9.84        $11.46        $11.43        $10.22            --             --
Number of Accumulation Shares
 outstanding at end of period. . .     9,226         9,509        11,833        21,728        13,363            --             --
LARGE CAP GROWTH
Accumulation share value:
 Beginning of period (Note 2). . .     $5.85         $8.19        $10.03        $12.34        $10.00            --             --
 End of period . . . . . . . . . .     $7.28         $5.85         $8.19        $10.03        $12.34            --             --
Number of Accumulation Shares
 outstanding at end of period. . .    13,670        13,928        14,254        20,688        10,686            --             --
FUNDAMENTAL VALUE
Accumulation share value:
 Beginning of period (Note 4). . .     $7.66         $9.37        $10.00            --            --            --             --
 End of period . . . . . . . . . .     $9.76         $7.66         $9.37            --            --            --             --
Number of Accumulation Shares
 outstanding at end of period. . .        --         4,294            --            --            --            --             --
EARNINGS GROWTH
Accumulation share value:
 Beginning of period (Note 2). . .     $5.82         $8.69        $13.92        $21.92        $10.00            --             --
 End of period . . . . . . . . . .     $7.19         $5.82         $8.69        $13.92        $21.92            --             --
Number of Accumulation Shares
 outstanding at end of period. . .     7,848        10,946        11,348        30,101        22,457            --             --
MID CAP VALUE B (formerly
 "Small/Mid Cap CORE")
Accumulation share value:
 Beginning of period (Note 2). . .    $10.38        $12.36        $12.42        $11.99        $10.00            --             --
 End of period . . . . . . . . . .    $14.91        $10.38        $12.36        $12.42        $11.99            --             --
Number of Accumulation Shares
 outstanding at end of period. . .     4,758         4,758         5,080         7,274         1,039            --             --
SMALL CAP EMERGING GROWTH
Accumulation share value:
 Beginning of period (Note 2). . .     $5.85         $8.23         $8.64         $9.58        $10.00            --             --
 End of period . . . . . . . . . .     $8.62         $5.85         $8.23         $8.64         $9.58            --             --
Number of Accumulation Shares
 outstanding at end of period. . .     3,226         3,828         3,729         3,685        20,568            --             --
OVERSEAS EQUITY
Accumulation share value:
 Beginning of period (Note 2). . .     $7.87         $8.49         $9.16        $10.18        $10.00            --             --
 End of period . . . . . . . . . .    $10.90         $7.87         $8.49         $9.16        $10.18            --             --
Number of Accumulation Shares
 outstanding at end of period. . .       794           794         1,151         1,151         3,343            --             --
INTERNATIONAL EQUITY INDEX
Accumulation share value:
 Beginning of period (Note 2). . .     $6.84         $8.14        $10.32        $12.62        $10.00            --             --
 End of period . . . . . . . . . .     $9.61         $6.84         $8.14        $10.32        $12.62            --             --
Number of Accumulation Shares
 outstanding at end of period. . .     5,298         5,860         6,301         6,473         5,632            --             --
OVERSEAS EQUITY B (formerly
 "International Opportunities")
Accumulation share value:
 Beginning of period (Note 2). . .     $6.79         $8.39        $10.72        $12.94        $10.00            --             --
 End of period . . . . . . . . . .     $8.90         $6.79         $8.39        $10.72        $12.94            --             --
Number of Accumulation Shares
 outstanding at end of period. . .     5,639         9,367         9,660        14,039            --            --             --
OVERSEAS EQUITY C (formerly
 "Emerging Markets Equity")
Accumulation share value:
 Beginning of period (Note 2). . .     $9.17         $9.93        $10.40        $17.52        $10.00            --             --
 End of period . . . . . . . . . .    $14.24         $9.17         $9.93        $10.40        $17.52            --             --
Number of Accumulation Shares
 outstanding at end of period. . .       342           342           496           496           496            --             --
REAL ESTATE EQUITY
Accumulation share value:
 Beginning of period (Note 2). . .    $13.24        $13.20        $12.61         $9.63        $10.00            --             --
 End of period . . . . . . . . . .    $17.95        $13.24        $13.20        $12.61         $9.63            --             --
Number of Accumulation Shares
 outstanding at end of period. . .     1,851         2,023         9,556        11,139         2,681            --             --

                                  YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                 DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                     2003          2002          2001          2000          1999          1998           1997
                                 ------------  ------------  ------------  ------------  ------------  ------------  --------------
MANAGED
Accumulation share value:
 Beginning of period (Note 2). .     $8.86        $10.32        $10.72        $10.83        $10.00            --             --
 End of period . . . . . . . . .    $10.44         $8.86        $10.32        $10.72        $10.83            --             --
Number of Accumulation Shares
 outstanding at end of period. .        --         7,234         7,672         8,754        17,730            --             --
SHORT-TERM BOND
Accumulation share value:
 Beginning of period (Note 2). .    $12.20        $11.66        $10.89        $10.19        $10.00            --             --
 End of period . . . . . . . . .    $12.41        $12.20        $11.66        $10.89        $10.19            --             --
Number of Accumulation Shares
 outstanding at end of period. .    16,522        16,491         5,513         2,627         3,797            --             --
BOND INDEX
Accumulation share value:
 Beginning of period (Note 2). .    $12.42        $11.41        $10.69         $9.66        $10.00            --             --
 End of period . . . . . . . . .    $12.74        $12.42        $11.41        $10.69         $9.66            --             --
Number of Accumulation Shares
 outstanding at end of period. .     1,592         2,113         5,018         7,841        20,002            --             --
HIGH YIELD BOND
Accumulation share value:
 Beginning of period (Note 2)        $8.76         $9.26         $9.16        $10.38        $10.00            --             --
 End of period . . . . . . . . .    $10.10         $8.76         $9.26         $9.16        $10.38            --             --
Number of Accumulation Shares
 outstanding at end of period. .     2,760         2,760         3,104         5,918         6,943            --             --
GLOBAL BOND
Accumulation share value:
 Beginning of period (Note 2). .    $12.32        $10.47        $10.73         $9.68        $10.00            --             --
 End of period . . . . . . . . .    $14.14        $12.32        $10.47        $10.73         $9.68            --             --
Number of Accumulation Shares
 outstanding at end of period. .        --            --            --            --            --            --             --

(1) Values shown for Financial Industries begin on April 30, 1997 and are based on Account holdings of the predecessor fund.

(2) Values shown for 1999 begin on the commencement of operations.

(3) Values shown for 2001 begin on November 15, 2001.

(4) Values shown for 2001 begin on May 1, 2001.

                APPENDIX A - DETAILS ABOUT OUR GUARANTEED PERIODS


INVESTMENTS THAT SUPPORT OUR GUARANTEE PERIODS

   We back our obligations under the guarantee periods with John Hancock's general assets. Subject to applicable law, we have sole discretion over the investment of our general assets (including those held in our "non-unitized" separate account that primarily supports the guarantee periods). We invest these amounts in compliance with applicable state insurance laws and regulations concerning the nature and quality of our general investments.

   We invest the non-unitized separate account assets, according to our detailed investment policies and guidelines, in fixed income obligations, including:

 . corporate bonds,

 . mortgages,

 . mortgage-backed and asset-backed securities, and

 . government and agency issues.

   We invest primarily in domestic investment-grade securities. In addition, we use derivative contracts only for hedging purposes, to reduce ordinary business risks associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, we are not obligated to invest according to any particular strategy.

GUARANTEED INTEREST RATES

   We declare the guaranteed rates from time to time as market conditions and other factors dictate. We advise you of the guaranteed rate for a selected guarantee period at the time we:

 . receive your premium payment,

 . effectuate your transfer, or

 . renew your guarantee period.

   We have no specific formula for establishing the guaranteed rates for the guarantee periods. The rates may be influenced by interest rates generally available on the types of investments acquired with amounts allocated to the guarantee period. In determining guarantee rates, we may also consider, among other factors, the duration of the guarantee period, regulatory and tax requirements, sales and administrative expenses we bear, risks we assume, our profitability objectives, and general economic trends.

COMPUTATION OF MARKET VALUE ADJUSTMENT

   We determine the amount of the market value adjustment by multiplying the amount being taken from the guarantee period (before any applicable withdrawal charge) by a factor expressed by the following formula:

                              (    1 + g    )/n/12/
                              (-------------)      -1
                              (1 + c + 0.005)

   where,

 . G is the guaranteed rate in effect for the current guarantee period.

 . C is the current guaranteed rate in effect for new guarantee periods with duration equal to the number of years remaining in the current guarantee period (rounded to the nearest whole number of years). If we are not currently offering such a guarantee period, we will declare a guarantee rate, solely for this purpose, consistent with interest rates currently available.

 . N is the number of complete months from the date of withdrawal to the end of the current guarantee period. (If less than one complete month remains, N equals one unless the withdrawal is made on the last day of the guarantee period, in which case no adjustment applies.)

SAMPLE CALCULATION 1: POSITIVE ADJUSTMENT

--------------------------------------------------------------------------------
Premium payment                          $10,000
--------------------------------------------------------------------------------
Guarantee period                         5 years
--------------------------------------------------------------------------------
Time of withdrawal or transfer           beginning of 3rd year of guaranteed
                                         period
--------------------------------------------------------------------------------
Amount withdrawn or transferred          $10,816
--------------------------------------------------------------------------------
Guaranteed rate (g)                      4%
--------------------------------------------------------------------------------
Guaranteed rate for new 3 year           3%
guarantee (c)
--------------------------------------------------------------------------------
Remaining guarantee period (n)           36 months
--------------------------------------------------------------------------------

Maximum positive adjustment: $10,000 x (1.04/2/ - 1.03/2/) - $207

(i.e., the maximum withdrawal adjusted for market value adjustment is $11,023, or $10,816 + $207)

Market value adjustment:

                             [                  /36/12/  ]
                    10,816 x [(    1 + 0.04    )         ]
                             [(----------------)       -1] = 157.51
                             [(1 + 0.03 + 0.005)         ]

Amount withdrawn or transferred (adjusted for market value adjustment):
$10,816 + $157.51 = $10,973.51

SAMPLE CALCULATION 2: NEGATIVE ADJUSTMENT

--------------------------------------------------------------------------------
Premium payment                          $10,000
--------------------------------------------------------------------------------
Guarantee period                         5 years
--------------------------------------------------------------------------------
Time of withdrawal or transfer           beginning of 3rd year of guaranteed
                                         period
--------------------------------------------------------------------------------
Amount withdrawn or transferred          $11,025
--------------------------------------------------------------------------------
Guaranteed rate (g)                      5%
--------------------------------------------------------------------------------
Guaranteed rate for new 3 year           5.5%
guarantee (c)
--------------------------------------------------------------------------------
Remaining guarantee period(n)            36 months
--------------------------------------------------------------------------------

Maximum negative adjustment: $10,000 x (1.05/2/ - 1.03/2/) = $416

(i.e., the maximum withdrawal adjusted for market value adjustment is $10,609,or $11,025 -$416)

Market value adjustment:

                             [                  /36/12/  ]
                    11,025 x [(    1 + 0.05    )         ]
                             [(----------------)       -1] = 309.09
                             [(1 + 0.55 + 0.005)         ]

Amount withdrawn or transferred (adjusted for money market adjustment):
$11,025 - $309.09= $10,715.91

SAMPLE CALCULATION 3: POSITIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST

-----------------------------------------------------------------------------------
Premium payment                                 $10,000
-----------------------------------------------------------------------------------
Existing guarantee period                       5 years
-----------------------------------------------------------------------------------
Time of withdrawal or transfer                  beginning of 3rd year of guaranteed
                                                period
-----------------------------------------------------------------------------------
Amount withdrawn or transferred                 $11,025
-----------------------------------------------------------------------------------
Guaranteed rate (g)                             5%
-----------------------------------------------------------------------------------
Guaranteed rate for new 5 year guarantee (c)    3%
-----------------------------------------------------------------------------------
Remaining guarantee period(n)                   36 months
-----------------------------------------------------------------------------------

Amount of excess interest: $10,000 x (1.05/2/ - 1.03/2/) = $416

(i.e. the maximum withdrawal adjusted for market value adjustment is $11,441, or $11,025 + $416)

Market value adjustment:

                             [                  /36/12/  ]
                    11,025 x [(    1 + 0.05    )         ]
                             [(----------------)       -1] = 486.33
                             [(1 + 0.03 + 0.005)         ]

Since the market value adjustment exceeds the amount of excess interest of $416 the actual market value adjustment is $416.

Amount withdrawn or transferred (adjusted for market value adjustment):
$11,025 + $416 = $11,441

SAMPLE CALCULATION 4: NEGATIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST

---------------------------------------------------------------------------------------
Premium payment                                 $10,000
---------------------------------------------------------------------------------------
Guarantee period                                5 years
---------------------------------------------------------------------------------------
Time of withdrawal or transfer                  beginning of 3rd year of guaranteed
                                                period
---------------------------------------------------------------------------------------
Amount withdrawn or transferred                 $10,816
---------------------------------------------------------------------------------------
Guaranteed rate (g)                             4%
---------------------------------------------------------------------------------------
Guaranteed rate for new 3 year guarantee (c)    7%
---------------------------------------------------------------------------------------
Remaining guarantee period(n)                   36 months
---------------------------------------------------------------------------------------

Amount of excess interest: $10,000 x (1.04/2/ - 1.03/2/) = $207

(i.e., the minimum withdrawal adjusted for market value adjustment is $10,609, or $10,816 - $207)

Market value adjustment:

                             [                  /36/12/  ]
                    10,816 x [(    1 + 0.04    )         ]
                             [(----------------)       -1] = -1,022.42
                             [(1 + 0.07 + 0.005)         ]

Since the market value adjustment exceeds the amount of excess interest of $207, the actual market value adjustment is -$207.

Amount withdrawn or transferred (adjusted for market value adjustment):
$10,816 - $207 = $10,609

    ________________________________________________________________________

*All interest rates shown have been arbitrarily chosen for purposes of these examples. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

              APPENDIX B - EXAMPLE OF WITHDRAWAL CHARGE CALCULATION


ASSUME THE FOLLOWING FACTS:

 . On January 1, 1997, you make a $5000 initial premium payment and we issue you a contract.

 . On January 1, 1998, you make a $1000 premium payment.

 . On January 1, 1999, you make a $1000 premium payment.

 . On January 1, 2000, the total value of your contract is $9000 because of good investment earnings.

   Now assume you make a partial withdrawal of $6000 (no tax withholding) on January 2, 2000. In this case, assuming no prior withdrawals, we would deduct a CDSL of $272.23. We withdraw a total of $6272.23 from your contract.

        $6,000.00 -- withdrawal request payable to you
        +  272.23 -- withdrawal charge payable to us
         --------
        $6,272.23 -- total amount withdrawn from your contract

HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE:


   (1) We FIRST reduce your $5000 INITIAL PREMIUM PAYMENT by the three annual $30 contract fees we assessed on January 1, 1998, 1999, and 2000. We withdraw the remaining $4910 from your contract.

        $5,000
        -   30 -- 1998 contract fee payable to us
        -   30 -- 1999 contract fee payable to us
        -   30 -- 2000 contract fee payable to us
         -----
        $4,910 -- amount of your initial premium payment we would consider to be withdrawn

   Under the free withdrawal provision, we deduct 10% of the total value of your contract at the beginning of the contract year, or $900 (.10 x $9000). We pay the $900 to you as part of your withdrawal request, and we assess a withdrawal charge on the remaining balance of $4010. Because you made the initial premium payment 3 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $200.50 from your contract to cover the withdrawal charge on your initial premium payment. We pay the remainder of $3809.50 to you as a part of your withdrawal request.

        $4,910.00
        -     900 -- free withdrawal amount (payable to you)
         --------
        $   4,010
        x     .05
         --------
        $  200.50 -- withdrawal charge on initial premium payment (payable to
                     us)

        $4,010.00
        -  200.50
         --------
        $3,809.50 -- part of withdrawal request payable to you

   (2) We NEXT deem the entire amount of your 1998 PREMIUM PAYMENT to be withdrawn and we assess a withdrawal charge on that $1000 amount. Because you made this premium payment 2 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $50 from your contract to cover the withdrawal charge on your 1998 premium payment. We pay the remainder of $950 to you as a part of your withdrawal request.

        $1,000
        x  .05
         -----
        $   50 -- withdrawal charge on 1998 premium payment (payable to us)

        $1,000
        -   50
         -----
        $  950 -- part of withdrawal request payable to you

   (3) We NEXT determine what additional amount we need to withdraw to provide you with the total $6000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $900 from the free withdrawal amount, $3809.50 from your initial premium payment, and $950 from your 1999 premium payment. Therefore, $340.50 is needed to reach $6000.

        $ 6,000.00 -- total withdrawal amount requested
        -   900.00 -- free withdrawal amount
        - 3,809.50 -- payment deemed from initial premium payment
        -   950.00 -- payment deemed from 1998 premium payment
         ---------
        $   340.50 -- additional payment to you needed to reach $6000

   We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all premiums you paid prior to 1999. We use the following formula to determine how much more we need to withdraw:

   Remainder due to you   =   Withdrawal needed - [applicable withdrawal charge
percentage times withdrawal needed]

        $ 340.50 =  x - [.06x]
        $ 340.50 =  .94x
        $ 340.50
          ------
            0.94 =  x
        $ 362.23 =  x

        $ 362.23 -- deemed withdrawn from 1999 premium payment
        $ 340.50 -- part of withdrawal request payable to you
          ------
        $  21.73 -- withdrawal charge on 1999 premium deemed withdrawn
                    (payable to us)

        $ 200.50 -- withdrawal charge on the INITIAL PREMIUM PAYMENT $ 50.00 -- withdrawal charge on the 1998 PREMIUM PAYMENT
        $  21.73 -- withdrawal charge on the 1999 PREMIUM PAYMENT
          ------
        $ 272.23 -- Total withdrawal charge

                          SUPPLEMENT DATED MAY 1, 2004

                                       TO

                         PROSPECTUSES DATED MAY 1, 2004


   This Supplement is intended to be distributed with prospectuses dated May 1, 2004 for PATRIOT VARIABLE ANNUITY and DECLARATION VARIABLE ANNUITY contracts issued by John Hancock Life Insurance Company in the state of:

                                   NEW YORK.

REVISED WITHDRAWAL CHARGES
The following table replaces the first table in the Fee Tables section of the prospectuses. This table describes the charges you will pay at the time that you buy the contract, surrender the contract, or transfer account value between investment options:

-----------------------------------------------------------------------------------------
                                       PATRIOT VARIABLE ANNUITY AND DECLARATION VARIABLE
 CONTRACTOWNER TRANSACTION EXPENSES          ANNUITY CONTRACTS ISSUED IN NEW YORK
-----------------------------------------------------------------------------------------
 Maximum Withdrawal Charge (as % of            6% for the first and second years
 amount withdrawn or surrendered)/1/                 5% for the third year
                                                     4% for the fourth year
                                                     3% for the fifth year
                                                     2% for the sixth year
                                                     1% for the seventh year
                                                          0% thereafter
-----------------------------------------------------------------------------------------

/1/ This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of premium payment.*

REVISED CALCULATION OF MARKET VALUE ADJUSTMENT ("MVA")
The following paragraph replaces the first paragraph in the section entitled "Calculation of Market Value Adjustment ('MVA')" :

   If you withdraw, surrender, transfer, or otherwise remove money from a guarantee period prior to its expiration date, we will apply a market value adjustment. A market value adjustment also generally applies to:

.. amounts you apply to an annuity option, and

.. amounts paid in a single sum in lieu of an annuity.

A market value adjustment does not apply to the payment of a death benefit.

The following information replaces the formula in the box in the Calculation of Market Value Adjustment ('MVA')" section of the prospectuses:

--------------------------------------------------------------------------------
 We compare:
-------------------------------------------------------------------------------
     . the guaranteed rate of the guarantee period from which the assets are being taken WITH
-------------------------------------------------------------------------------
     . the guaranteed rate we are currently offering for guarantee periods of the same duration as remains on guarantee period from which the assets are being taken.
-------------------------------------------------------------------------------
 If the first rate exceeds the second by more than 1/4 %, the market value adjustment produces an increase in your contract's value.
-------------------------------------------------------------------------------
 If the first rate does not exceed the second by at least 1/4 %, the market value adjustment produces a decrease in your contract's value.
-------------------------------------------------------------------------------

DECPAT NY SUP (5/04)

REVISED DEATH BENEFITS
The following paragraph replaces the first paragraph of the Standard Death Benefit description:

   If the annuitant dies before your contract's date of maturity, we will pay a standard death benefit, unless you have elected an enhanced death benefit rider. The standard death benefit is the greater of:

.. the total value of your contract, or

.. the total amount of premium payments made, less any partial withdrawals and related withdrawal charges.

The following paragraph replaces the first paragraph of the "Stepped-up" death benefit rider description:

   If you are under age 80 when you apply for your contract, you may elect to enhance the standard death benefit by purchasing a stepped-up death benefit rider. Under this rider, if the annuitant dies before the contract's date of maturity, we will pay the beneficiary the greater of:

.. the standard death benefit (described above) or

.. the highest total value of your contract as of any anniversary of your contract to date, PLUS any premium payments you have made since that anniversary, MINUS any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

REVISED APPENDIXES
Appendixes A and B, as contained in the prospectuses, do not apply to Declaration Variable Annuity and Patriot Variable Annuity contracts issued in New York and should be disregarded. A new Appendix A begins on page 3 of this Supplement, and a new Appendix B begins on page 6 of this Supplement.

The following replaces Appendix A in the prospectuses:

                APPENDIX A - DETAILS ABOUT OUR GUARANTEED PERIODS
                        FOR CONTRACTS ISSUED IN NEW YORK


INVESTMENTS THAT SUPPORT OUR GUARANTEE PERIODS

   We back our obligations under the guarantee periods with John Hancock's general assets. Subject to applicable law, we have sole discretion over the investment of our general assets (including those held in our "non-unitized" separate account that primarily supports the guarantee periods). We invest these amounts in compliance with applicable state insurance laws and regulations concerning the nature and quality of our general investments.

   We invest the non-unitized separate account assets, according to our detailed investment policies and guidelines, in fixed income obligations, including:

.. corporate bonds,

.. mortgages,

.. mortgage-backed and asset-backed securities, and

.. government and agency issues.

   We invest primarily in domestic investment-grade securities. In addition, we use derivative contracts only for hedging purposes, to reduce ordinary business risks associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, we are not obligated to invest according to any particular strategy.

GUARANTEED INTEREST RATES

   We declare the guaranteed rates from time to time as market conditions and other factors dictate. We advise you of the guaranteed rate for a selected guarantee period at the time we:

.. receive your premium payment,

.. effectuate your transfer, or

.. renew your guarantee period.

   We have no specific formula for establishing the guaranteed rates for the guarantee periods. The rates may be influenced by interest rates generally available on the types of investments acquired with amounts allocated to the guarantee period. In determining guarantee rates, we may also consider, among other factors, the duration of the guarantee period, regulatory and tax requirements, sales and administrative expenses we bear, risks we assume, our profitability objectives, and general economic trends.

COMPUTATION OF MARKET VALUE ADJUSTMENT

   We determine the amount of the market value adjustment by multiplying the amount being taken from the guarantee period (before any applicable withdrawal charge) by a factor expressed by the following formula:

                                    n
                                   ---
                                   12
                       (    1+g   )
                       (----------)    -1
                       (1+c+0.0025)

  where,

.. G is the guaranteed rate in effect for the current guarantee period.

.. C is the guaranteed rate then in effect for a new guarantee period with a duration equal to the time remaining in the current guarantee period. If the time remaining in the current guarantee period is not a whole number of years, then the rate will be interpolated between the guaranteed rates then in effect for the two new guarantee periods then being offered with durations closest to the time remaining in the current guarantee period.

.. N is the number of complete months from the date of withdrawal to the end of the current guarantee period. (If less than one complete month remains, N equals one unless the withdrawal is made on the last day of the guarantee period, in which case no adjustment applies.)

SAMPLE CALCULATION 1: POSITIVE ADJUSTMENT

-------------------------------------------------------------------------------
Premium payment                          $10,000
-------------------------------------------------------------------------------
Guarantee period                         5 years
-------------------------------------------------------------------------------
Time of withdrawal or transfer           beginning of 3rd year of guarantee
                                         period
-------------------------------------------------------------------------------
Amount withdrawn or transferred          $10,712
-------------------------------------------------------------------------------
Guaranteed rate (g)                      3.5%
-------------------------------------------------------------------------------
Guaranteed rate for new 3 year           3%
guarantee (c)
-------------------------------------------------------------------------------
Remaining guarantee period (n)           36 months
-------------------------------------------------------------------------------

Maximum positive adjustment: $10,000 x (1.035/2/ - 1.03/2/) = $103.25

(i.e., the maximum withdrawal adjusted for market value adjustment is $10,815, or $10,712 + $103)

Market value adjustment:

                                                        36
                                                        --
                                                        12
                          10,712 x [(    1 + 0.035    )     ]
                                   [(-----------------)   -1]=78.00
                                   [(1 + 0.03 + 0.0025)     ]

Amount withdrawn or transferred (adjusted for market value adjustment): $10,712 + $78.00 = $10,790

SAMPLE CALCULATION 2: NEGATIVE ADJUSTMENT

-------------------------------------------------------------------------------
Premium payment                          $10,000
-------------------------------------------------------------------------------
Guarantee period                         5 years
-------------------------------------------------------------------------------
Time of withdrawal or transfer           beginning of 3rd year of guarantee
                                         period
-------------------------------------------------------------------------------
Amount withdrawn or transferred          $11,025
-------------------------------------------------------------------------------
Guaranteed rate (g)                      5%
-------------------------------------------------------------------------------
Guaranteed rate for new 3 year           5.5%
guarantee (c)
-------------------------------------------------------------------------------
Remaining guarantee period (n)           36 months
-------------------------------------------------------------------------------

Maximum negative adjustment: $10,000 x (1.05/2/ - 1.03/2/) = $416

(i.e., the maximum withdrawal adjusted for market value adjustment is $10,609, or $11,025 -$416)

Market value adjustment:

                                                        36
                                                        --
                                                        12
                          11,025 x [(      1 + 0.05    )      ]
                                   [(------------------)    -1]=-232.91
                                   [(1 + 0.055 + 0.0025)      ]

Amount withdrawn or transferred (adjusted for money market adjustment): $11,025
- $232.91 = $10,792.09

SAMPLE CALCULATION 3: POSITIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST

------------------------------------------------------------------------------
Premium payment                          $10,000
-------------------------------------------------------------------------------
Existing guarantee period                5 years
-------------------------------------------------------------------------------
Time of withdrawal or transfer           beginning of 3rd year of guarantee
                                         period
-------------------------------------------------------------------------------
Amount withdrawn or transferred          $11,025
-------------------------------------------------------------------------------
Guaranteed rate (g)                      5%
-------------------------------------------------------------------------------
Guaranteed rate for new 3 year
guarantee (c)                            3%
-------------------------------------------------------------------------------
Remaining guarantee period (n)           36 months
-------------------------------------------------------------------------------

Amount of excess interest: $10,000 x (1.05 /2/ - 1.03/2/) = $416

(i.e. the maximum withdrawal adjusted for market value adjustment is $11,441, or $11,025+ $416)

Market value adjustment:

                                                        36
                                                        --
                                                        12
                          11,025 x [(     1 + 0.05    )      ]
                                   [(-----------------)    -1]=-570.15
                                   [(1 + 0.03 + 0.0025)      ]

Since the market value adjustment exceeds the amount of excess interest of $416, the actual market value adjustment is $416.

Amount withdrawn or transferred (adjusted for market value adjustment): $11,025 + $416 = $11,441

SAMPLE CALCULATION 4: NEGATIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST

--------------------------------------------------------------------------------------------
Premium payment                                       $10,000
--------------------------------------------------------------------------------------------
Guarantee period                                      5 years
--------------------------------------------------------------------------------------------
Time of withdrawal or transfer                        beginning of 3rd year of guarantee
                                                      period
--------------------------------------------------------------------------------------------
Amount withdrawn or transferred                       $10,816
--------------------------------------------------------------------------------------------
Guaranteed rate (g)                                   4%
--------------------------------------------------------------------------------------------
Guaranteed rate for new 3 year
guarantee (c)                                         7%
--------------------------------------------------------------------------------------------
Remaining guarantee period (n)                        36 months
--------------------------------------------------------------------------------------------

Amount of excess interest: $10,000 x (1.04 /2/ - 1.03/2/) = $207

(i.e., the minimum withdrawal adjusted for market value adjustment is $10,609, or $10,816 - $207)

Market value adjustment:

                                                        36
                                                        --
                                                        12
                          10,816 x [(     1 + 0.04    )      ]
                                   [(-----------------)    -1]=-953.78
                                   [(1 + 0.07 + 0.0025)      ]

Since the market value adjustment exceeds the amount of excess interest of $207, the actual market value adjustment is -$207.

Amount withdrawn or transferred (adjusted for market value adjustment): $10,816
- $207 = $10,609

  ________________________________________________________________________

*All interest rates shown have been arbitrarily chosen for purposes of these examples. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

 The following replaces Appendix B in the prospectuses:

              APPENDIX B - EXAMPLE OF WITHDRAWAL CHARGE CALCULATION
                        FOR CONTRACTS ISSUED IN NEW YORK


 ASSUME THE FOLLOWING FACTS:

 . On January 1, 1997, you make a $5000 initial premium payment and we issue you a contract.

 . On January 1, 1998, you make a $1000 premium payment.

 . On January 1, 1999, you make a $1000 premium payment.

 . On January 1, 2000, the total value of your contract is $9000 because of good investment earnings.

  Now assume you make a partial withdrawal of $6000 (no tax withholding) on January 2, 2000. In this case, assuming no prior withdrawals, we would deduct a CDSL of $229.57. We withdraw a total of $6,229.57 from your contract.

 $6000.00  -- withdrawal request payable to you
 + 229.57  -- withdrawal charge payable to us
 --------
 $6229.57  -- total amount withdrawn from your contract

HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE:

1. We FIRST reduce your $5000 INITIAL PREMIUM PAYMENT by the three annual $30 contract fees we assessed on January 1, 1998, 1999, and 2000. We withdraw the remaining $4910 from your contract.

  $5000
    -30  -- 1998 contract fee payable to us
    -30  -- 1999 contract fee payable to us
    -30  -- 2000 contract fee payable to us
  -----
  $4910 -- amount of your initial premium payment we would consider to be withdrawn.

  Under the free withdrawal provision, we deduct 10% of the total value of your contract at the beginning of the contract year, or $900 (.10 x $9000). We pay the $900 to you as part of your withdrawal request, and we assess a withdrawal charge on the remaining balance of $4010. Because you made the initial premium payment 3 years ago, the withdrawal charge percentage is 4%. We deduct the resulting $160.40 from your contract to cover the withdrawal charge on your initial premium payment.

   We pay the remainder of $3849.60 to you as a part of your withdrawal request:

   $    4910
        -900  -- free withdrawal amount (payable to you)
   ---------
   $    4010
       x .04
   ---------
   $  160.40  -- withdrawal charge on initial premium payment (payable to us)

   $ 4010.00
     -160.40
   ---------
     3849.60  -- part of withdrawal request payable to you

2. We NEXT deem the entire amount of your 1998 PREMIUM PAYMENT to be withdrawn and we assess a withdrawal charge on that $1000 amount. Because you made this premium payment 2 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $50 from your contract to cover the withdrawal charge on your 1998 premium payment.

   We pay the remainder of $950 to you as a part of your withdrawal request:

   $    1000
       x .05
   ---------
   $      50  -- withdrawal charge on 1998 premium payment (payable to us)

   $    1000
        - 50
   ---------
   $     950  -- part of withdrawal request payable to you

3. We NEXT determine what additional amount we need to withdraw to provide you with the total $6000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $900 from the free withdrawal amount, $3849.60 from your initial premium payment, and $950 from your 1999 premium payment. Therefore, $300.40 is needed to reach $6000.

   $6000.00   -- total withdrawal amount requested
    -900.00   -- free withdrawal amount
   -3849.60   -- payment deemed from initial premium payment
    -950.00   -- payment deemed from 1998 premium payment
   --------
   $ 300.40   -- additional payment to you needed to reach $6000

   We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all premiums you paid prior to 1999. We use the following formula to determine how much more we need to withdraw:

   Remainder due to you = Withdrawal needed - [applicable withdrawal charge percentage times withdrawal needed]

   $300.40  = x - [.06x]

   $300.40  = .94x

   $300.4
   ------
     0.94   = x

   $319.57  = x

   $319.57 -- deemed withdrawn from 1999 premium payment
  -$300.40 -- part of withdrawal request payable to you
   -------
   $ 19.17 -- withdrawal charge on 1999 premium deemed withdrawn (payable to us)

                           NOTICE TO EXISTING OWNERS
                           -------------------------



  Prospectuses for policies or contracts often undergo certain changes in their terms from year to year to reflect changes in the policies or contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under the policy or contract and the alteration of administrative procedures. Any such change may or may not apply to policies or
                                                ----------
contracts issued prior to the effective date of the change. This product prospectus reflects the status of the product as of May 1, 2004. Therefore, this prospectus may contain information that is inapplicable to your policy or contract. You should consult your policy or contract to verify whether any particular provision applies to you. In the event of any conflict between this prospectus and your policy or contract, the terms of your policy or contract will control.


Evergreen Sup 1 (4/04)

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2004

                      ACCOMMODATOR 2000 VARIABLE ANNUITY,
                    INDEPENDENCE PREFERRED VARIABLE ANNUITY,
                    INDEPENDENCE 2000 VARIABLE ANNUITY, AND
                            PATRIOT VARIABLE ANNUITY

           DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS

                                   FUNDED IN

                      JOHN HANCOCK LIFE INSURANCE COMPANY
                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                                  -----------------

This statement of additional information ("SAI"), dated May 1, 2004 is not a prospectus. It is intended that this SAI be read in conjunction with one of the Accommodator 2000 Variable Annuity, Independence Preferred Variable Annuity, Independence 2000 Variable Annuity, or Patriot Variable Annuity prospectuses dated May 1, 2004, of John Hancock Variable Annuity Account V (the "Account"). Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus, unless the context requires otherwise. A prospectus for the Accommodator 2000 Variable Annuity, Independence Preferred Variable Annuity or Independence 2000 Variable Annuity may be obtained from the John Hancock Annuity Servicing Office, P.O. Box 772, Boston, Massachusetts 02117, telephone number 1-800-732-5543. A prospectus for the Patriot Variable Annuity may be obtained from the John Hancock Annuity Servicing Office, P.O. Box 772, Boston, Massachusetts 02117, telephone number 1-800-824-0335.

                               TABLE OF CONTENTS

                                -----------------

                                                                   PAGE OF SAI
                                                                  -------------
Distribution. . . . . . . . . . . . . . . . . . . . . . . . . .         2
Calculation of Performance Data . . . . . . . . . . . . . . . .         2
Other Performance Information . . . . . . . . . . . . . . . . .         3
Calculation of Annuity Payments . . . . . . . . . . . . . . . .         4
Additional Information About Determining Unit Values. . . . . .         5
Purchases and Redemptions of Fund Shares. . . . . . . . . . . .         6
The Account . . . . . . . . . . . . . . . . . . . . . . . . . .         6
Delay of Certain Payments . . . . . . . . . . . . . . . . . . .         7
Liability for Telephone Transfers . . . . . . . . . . . . . . .         7
Voting Privileges . . . . . . . . . . . . . . . . . . . . . . .         7
 Financial Statements . . . . . . . . . . . . . . . . . . . . .         9


ACCT. V  SAI 5/04

                                  DISTRIBUTION


  The distribution of the variable annuity contracts through Signator Investors, Inc. ("Signator") is continuous. Pursuant to a marketing and distribution agreement between John Hancock and Signator, the amounts we paid under that agreement for such services during the past three fiscal years were as follows:


YEAR                                  AMOUNT PAID TO SIGNATOR
----                                 -------------------------
2003 . . . . . . . . . . . . . . .          $18,242,108
2002 . . . . . . . . . . . . . . .          $22,711,928
2001 . . . . . . . . . . . . . . .          $20,482,735


                        CALCULATION OF PERFORMANCE DATA


  The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

MONEY MARKET VARIABLE INVESTMENT OPTIONS

  We may calculate current yield and effective yield figures for the money market variable investment options held in the Account. The current yield of a money market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) for a hypothetical owner having an account balance of one unit in a money market variable investment option at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the applicable money market fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on that underlying money market fund's shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but the withdrawal charge and any charge for premium taxes and optional benefits are not.

  The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:


            Effective yield = (Base period return + 1)/(365/7) / - 1

OTHER VARIABLE INVESTMENT OPTIONS

"Standardized" Total Return

  Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and full redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge or charges for optional rider benefits described in the prospectus. The annual contract fee has been included as an annual percentage of assets.

  We calculate the average annual total return for each variable investment option, other than the money market variable investment options, according to the following "Standard" formula prescribed by the SEC:

                             P x ( 1 + T )/n/ = ERV


 where       P = a hypothetical initial premium payment of $1,000
             T = average annual total return
             n =  number of years
             ERV = ending redeemable value of a hypothetical $1,000 premium payment, made at the beginning of such period
             (or fractional portion thereof)


  We calculate values for one, three, five and ten year periods, or fractional period thereof starting on the date a variable investment option was first available in the Account. We also calculate values from the date a variable investment option was first available in the Account. Returns of less than one year are not annualized. The inception date may be different from the date a variable investment option was first available in the contracts because the Account is used for other variable annuities offered by us.

Yield

  We may calculate current yield for each variable investment option, other than the money market variable investment options, according to the following formula prescribed by the SEC:

                                 [( a-b   )/6/]
                        Yield = 2[( --- +1) -1]
                                 [( cd    )   ]

 where:  a = net investment income earned during the period by the fund whose shares are owned by the variable investment option b = expenses accrued for the period (net of any reimbursements) c = the average daily number of accumulation units outstanding during the period
         d = the offering price per accumulation unit on the last day of the period


  According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30 day-periods identified in the advertisement. Neither the withdrawal charge nor any charges for premium taxes or optional rider benefits are reflected in the calculation.

"Non -Standardized" Performance

  We may calculate "non-standardized" average annual total returns for each variable investment option. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and NO redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge, annual contract fee, withdrawal charge or charges for optional rider benefits described in the prospectus.

  Although the contracts did not exist during all the periods for which we calculate "non-standardized" performance, we adjust the returns of the variable investment options by the contracts' asset-based charge.

                         OTHER PERFORMANCE INFORMATION


  You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies.

                         CALCULATION OF ANNUITY PAYMENTS


CALCULATION OF ANNUITY UNITS

  We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option.
 Each variable investment option has its own annuity unit with its own annuity unit value.

  The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

  To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

  For each variable investment option, we THEN divide:

                       ----------------------------------
                         the resulting value (minus any
                               premium tax charge)

                                       by

                                     $1,000
                       ----------------------------------

  and multiply the result by

                  --------------------------------------------
                    the applicable annuity purchase rate set
                      forth in the contract and reflecting

                        (1) the age and, possibly, sex of the
                                      payee and

                        (2) the assumed investment rate
                                  (discussed below)
                  --------------------------------------------


  This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

  We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:

             ------------------------------------------------------
               the amount of the initial monthly variable annuity
                    payment from that variable annuity option

                                       by

                     the annuity unit value of that variable
                    investment option as of 10 calendar days
                  prior to the date the initial payment is due
             ------------------------------------------------------

   For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000.
 Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.79 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $277.92.

                           4000.000 x 12.000000 x 5.79
                           ---------------------------
                                      1,000

  If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 198.514 ($177.92/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $278.91 (198.514 x $1.405000).

ANNUITY UNIT VALUES

  The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

  We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

  (1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

  (2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2 % per year, the adjustment factor for a valuation period of one day would be
      0.99990575. We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2 % per year and will decrease only if is less than 3 1/2 % per year.

  The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

MORTALITY TABLES

  The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

              ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES

  The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

NET INVESTMENT RATE

  For any period, the net investment rate for a variable investment option equals

  (1) the percentage total investment return of the corresponding fund for that period (assuming reinvestment of all dividends and other distributions from the fund), less

  (2) for each calendar day in the period, a deduction of 0.003425% (the charge for mortality and expense risks) of the value of the variable investment option at the beginning of the period, and less

  (3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

ADJUSTMENT OF UNITS AND VALUES

  We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

HYPOTHETICAL EXAMPLE ILLUSTRATING THE CALCULATION OF ACCUMULATION UNIT VALUES AND ANNUITY UNIT VALUES

  Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $137.00 assuming a one day period. The $137.00 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003425. By substituting in the first formula above, the net investment rate is equal to $3863.00 ($2000 + $3000 - $1000 -$137.00) divided by $4,000,000 or 0.0009658.

  Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be [$11.250000 x (1 + .0009658)] or $11.260865. The value of an annuity unit at the end of the period would be [$1.0850000 x (1 + .0009658) x .99990575]
or $1.0859455. The final figure, .99990575, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

                    PURCHASES AND REDEMPTIONS OF FUND SHARES

  John Hancock purchases and redeems fund shares for the Account at their net asset value without any sales or redemption charges. Each available fund issues its own separate series of fund shares. Each such series represents an interest in one of the funds of the Series Fund, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, the account purchases and redeems shares of each fund for each variable investment option based on, among other things, the amount of premium payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Series Fund share for each fund determined on that same date.

                                  THE ACCOUNT

  In addition to the assets attributable to contracts, the Account includes assets derived from charges made by and, possibly, funds contributed by John Hancock to commence operations of the variable investment option. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact transfer might have on any variable investment option. The assets of one variable investment option are not necessarily legally insulated from liabilities associated with another variable investment option.

                           DELAY OF CERTAIN PAYMENTS


  Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuity Servicing Office. However, redemption may be suspended and payment may be postponed under the following conditions:

  (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

  (2) when trading on that Exchange is restricted;

  (3) when an emergency exists as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

  (4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

  We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

  We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

                       LIABILITY FOR TELEPHONE TRANSFERS


  If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include

   . requiring personal identification,

   . tape recording calls, and

   . providing written confirmation to the owner.

  If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

                               VOTING PRIVILEGES


  Here's the formula we use to determine the number of fund shares as to which you may give instructions:

                  -------------------------------------------
                             the total value of your
                          accumulation units value in a
                           variable investment option

                                   divided by

                        the net asset value of 1 share of
                      the corresponding class of the fund's
                                     shares
                  -------------------------------------------

  At a shareholders' meeting, you may give instructions regarding:

  (1) the election of a Board of Trustees,

  (2) the ratification of the selection of independent auditors,

  (3) the approval of a Series Fund's investment management agreements, and

  (4) other matters requiring a vote under the 1940 Act.

  The annuitant or other payee will also be entitled to give voting instructions with respect to the fund shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of fund shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that fund by the net asset value of one share of that fund. We vote any shares held by the Account that are not attributable to contracts or for which instructions from owners are not received, in proportion to the instructions we have received from participants in the Account.

  We will furnish you information and forms so that you may give voting instructions.

  We may own fund shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that fund's shares (including owners who participate in separate accounts other than the Account).

  We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

                 REPORT OF ERNST & YOUNG, INDEPENDENT AUDITORS


To the Contractowners of
John Hancock Variable Annuity Account V of
 John Hancock Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account V (the Account) (comprising of, respectively, the Large Cap Growth, Fundamental Growth, Active Bond, Emerging Markets Equity, International Equity Index, Small Cap Growth, Overseas Equity (formerly, Global Balanced), Earnings Growth (formerly, Multi Cap Growth), Large Cap Value, Large Cap Value CORE, Fundamental Value, Money Market, Small/Mid-Cap Growth, Bond Index, Large Cap Growth B (formerly, Large Cap Aggressive Growth), Small/Mid Cap CORE, Small Cap Value, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Emerging Growth (formerly, Small Cap Equity), International Opportunities, Equity Index, High Yield Bond, and Global Bond Subaccounts) as of December 31, 2003, and the related statement of operations, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Annuity Account V at December 31, 2003, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 6, 2004

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2003

                                                                EMERGING
                         LARGE CAP   FUNDAMENTAL    ACTIVE      MARKETS     INTERNATIONAL
                          GROWTH       GROWTH        BOND        EQUITY     EQUITY INDEX
                        SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        -----------  -----------  -----------  ----------  ---------------
ASSETS
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .   $28,214,725   $115,133    $34,886,842  $1,655,590    $5,061,039
                        -----------   --------    -----------  ----------    ----------
Total Assets. . . . .   $28,214,725   $115,133    $34,886,842  $1,655,590    $5,061,039
                        ===========   ========    ===========  ==========    ==========
NET ASSETS:
Contracts in
 accumulation . . . .   $28,201,879   $115,133    $34,699,569  $1,655,590    $5,047,925
Contracts in payout
 (annuitization). . .        12,846         --        187,273          --        13,114
                        -----------   --------    -----------  ----------    ----------
Total net assets. . .   $28,214,725   $115,133    $34,886,842  $1,655,590    $5,061,039
                        ===========   ========    ===========  ==========    ==========
Units outstanding . .     1,271,167     21,522      1,505,047     123,971       363,899
                        ===========   ========    ===========  ==========    ==========
Unit value (in
 accumulation). . . .   $     22.20   $   5.35    $     23.18  $    13.35    $    13.91
                        ===========   ========    ===========  ==========    ==========


                        SMALL CAP    OVERSEAS    EARNINGS    LARGE CAP    LARGE CAP
                          GROWTH      EQUITY      GROWTH       VALUE      VALUE CORE
                        SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                        ----------  ----------  ----------  -----------  ------------
ASSETS
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .   $5,440,567   $977,412   $7,730,830  $11,485,618    $154,633
                        ----------   --------   ----------  -----------    --------
Total Assets. . . . .   $5,440,567   $977,412   $7,730,830  $11,485,618    $154,633
                        ==========   ========   ==========  ===========    ========
NET ASSETS:
Contracts in
 accumulation . . . .   $5,440,567   $977,412   $7,730,830  $11,466,340    $154,633
Contracts in payout
 (annuitization). . .           --         --           --       19,278          --
                        ----------   --------   ----------  -----------    --------
Total net assets. . .   $5,440,567   $977,412   $7,730,830  $11,485,618    $154,633
                        ==========   ========   ==========  ===========    ========
Units outstanding . .      445,192     76,268      759,509      665,548      15,298
                        ==========   ========   ==========  ===========    ========
Unit value (in
 accumulation). . . .   $    12.22   $  12.82   $    10.18  $     17.26    $  10.11
                        ==========   ========   ==========  ===========    ========


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                               DECEMBER 31, 2003

                        FUNDAMENTAL     MONEY      SMALL/MID      BOND      LARGE CAP
                           VALUE       MARKET     CAP GROWTH     INDEX       GROWTH B
                        SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                        -----------  -----------  -----------  ----------  ------------
ASSETS
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .   $4,009,061   $15,484,067  $13,094,355  $2,587,567    $83,318
                        ----------   -----------  -----------  ----------    -------
Total Assets. . . . .   $4,009,061   $15,484,067  $13,094,355  $2,587,567    $83,318
                        ==========   ===========  ===========  ==========    =======
NET ASSETS:
Contracts in
 accumulation . . . .   $4,002,328   $15,408,418  $13,069,111  $2,541,618    $83,318
Contracts in payout
 (annuitization). . .        6,733        75,649       25,244      45,949         --
                        ----------   -----------  -----------  ----------    -------
Total net assets. . .   $4,009,061   $15,484,067  $13,094,355  $2,587,567    $83,318
                        ==========   ===========  ===========  ==========    =======
Units outstanding . .      380,936     1,039,311      568,339     207,348     14,414
                        ==========   ===========  ===========  ==========    =======
Unit value (in
 accumulation). . . .   $    10.52   $     14.90  $     23.04  $    12.48    $  5.78
                        ==========   ===========  ===========  ==========    =======


                        SMALL/MID   SMALL CAP   REAL ESTATE   GROWTH &
                         CAP CORE     VALUE       EQUITY       INCOME        MANAGED
                        SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                        ----------  ----------  -----------  -----------  --------------
ASSETS
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .   $1,258,283  $1,885,129  $7,825,443   $78,353,599   $156,044,514
                        ----------  ----------  ----------   -----------   ------------
Total Assets. . . . .   $1,258,283  $1,885,129  $7,825,443   $78,353,599   $156,044,514
                        ==========  ==========  ==========   ===========   ============
NET ASSETS:
Contracts in
 accumulation . . . .   $1,258,283  $1,885,129  $7,763,840   $78,018,777   $154,738,167
Contracts in payout
 (annuitization). . .           --          --      61,603       334,822      1,306,347
                        ----------  ----------  ----------   -----------   ------------
Total net assets. . .   $1,258,283  $1,885,129  $7,825,443   $78,353,599   $156,044,514
                        ==========  ==========  ==========   ===========   ============
Units outstanding . .       82,433     112,573     266,124     2,842,139      5,562,848
                        ==========  ==========  ==========   ===========   ============
Unit value (in
 accumulation). . . .   $    15.26  $    16.75  $    29.41   $     27.57   $      28.05
                        ==========  ==========  ==========   ===========   ============


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                               DECEMBER 31, 2003

                                   SHORT-TERM     SMALL CAP      INTERNATIONAL
                                      BOND     EMERGING GROWTH   OPPORTUNITIES
                                   SUBACCOUNT    SUBACCOUNT       SUBACCOUNT
                                   ----------  ---------------  ---------------
ASSETS
Investments in shares of
 portfolios of:
 John Hancock Variable Series
  Trust I, at value. . . . . . .   $6,038,725    $2,778,159       $2,156,284
                                   ----------    ----------       ----------
Total Assets . . . . . . . . . .   $6,038,725    $2,778,159       $2,156,284
                                   ==========    ==========       ==========
NET ASSETS:
Contracts in accumulation. . . .   $6,038,725    $2,772,260       $2,156,284
Contracts in payout
 (annuitization) . . . . . . . .           --         5,899               --
                                   ----------    ----------       ----------
Total net assets . . . . . . . .   $6,038,725    $2,778,159       $2,156,284
                                   ==========    ==========       ==========
Units outstanding. . . . . . . .      413,897       270,398          208,976
                                   ==========    ==========       ==========
Unit value (in accumulation) . .   $    14.59    $    10.27       $    10.32
                                   ==========    ==========       ==========


                                            EQUITY     HIGH YIELD     GLOBAL
                                             INDEX        BOND         BOND
                                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                          -----------  ----------  ------------
ASSETS
Investments in shares of portfolios of:
 John Hancock Variable Series Trust I,
  at value. . . . . . . . . . . . . . .   $12,638,660  $1,030,236   $4,127,476
                                          -----------  ----------   ----------
Total Assets. . . . . . . . . . . . . .   $12,638,660  $1,030,236   $4,127,476
                                          ===========  ==========   ==========
NET ASSETS:
Contracts in accumulation . . . . . . .   $12,568,797  $1,030,236   $4,127,476
Contracts in payout (annuitization) . .        69,863          --           --
                                          -----------  ----------   ----------
Total net assets. . . . . . . . . . . .   $12,638,660  $1,030,236   $4,127,476
                                          ===========  ==========   ==========
Units outstanding . . . . . . . . . . .       812,698     104,808      248,537
                                          ===========  ==========   ==========
Unit value (in accumulation). . . . . .   $     15.55  $     9.83   $    16.61
                                          ===========  ==========   ==========


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                            STATEMENT OF OPERATIONS

                               DECEMBER 31, 2003


                                                                 EMERGING    INTERNATIONAL
                         LARGE CAP    FUNDAMENTAL    ACTIVE      MARKETS        EQUITY
                          GROWTH        GROWTH        BOND        EQUITY         INDEX
                        SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        ------------  -----------  -----------  ----------  ---------------
Investment Income:
Distributions received
 from the net
 investment income of
 the underlying
 portfolio. . . . . .   $   132,496    $     --    $1,635,545   $ 22,044      $  108,460
                        -----------    --------    ----------   --------      ----------
Total Investment
  Income. . . . . . .       132,496          --     1,635,545     22,044         108,460
Expenses:
 Mortality & expense
  risk. . . . . . . .       367,451       1,176       507,276     17,253          58,872
                        -----------    --------    ----------   --------      ----------
Net investment income
 (loss) . . . . . . .      (234,955)     (1,176)    1,128,269      4,791          49,588
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. .    (5,360,875)    (10,937)     (163,061)   (51,131)       (332,042)
 Distributions
  received from
  realized capital
  gains of the
  underlying
  portfolio . . . . .        37,670       9,217       852,444     57,238          31,241
                        -----------    --------    ----------   --------      ----------
Realized gains
 (losses) . . . . . .    (5,323,205)     (1,720)      689,383      6,107        (300,801)
Change in unrealized
 appreciation
 (depreciation)
 during the year. . .    11,194,954      22,613        15,786    552,537       1,720,047
                        -----------    --------    ----------   --------      ----------
Net increase in net
 assets resulting
 from operations. . .   $ 5,636,794    $ 19,717    $1,833,438   $563,435      $1,468,834
                        ===========    ========    ==========   ========      ==========


                                                                              LARGE CAP
                         SMALL CAP     OVERSEAS    EARNINGS      LARGE CAP      VALUE
                          GROWTH        EQUITY      GROWTH         VALUE         CORE
                        SUBACCOUNT    SUBACCOUNT  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                        ------------  ----------  ------------  -----------  ------------
Investment Income:
Distributions received
 from the net
 investment income of
 the underlying
 portfolio. . . . . .   $        --   $ 33,825    $     4,265   $  191,192     $ 1,826
                        -----------   --------    -----------   ----------     -------
Total Investment
  Income. . . . . . .            --     33,825          4,265      191,192       1,826
Expenses:
 Mortality & expense
  risk. . . . . . . .        67,844     11,343        103,768      142,033       1,981
                        -----------   --------    -----------   ----------     -------
Net investment income
 (loss) . . . . . . .       (67,844)    22,482        (99,503)      49,159        (155)
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. .    (1,036,591)   (32,833)    (4,766,353)    (185,694)     (2,894)
 Distributions
  received from
  realized capital
  gains of the
  underlying
  portfolio . . . . .        73,310     21,774        120,529      157,897       5,166
                        -----------   --------    -----------   ----------     -------
Realized gains
 (losses) . . . . . .      (963,281)   (11,059)    (4,645,824)     (27,797)      2,272
Change in unrealized
 appreciation
 (depreciation)
 during the year. . .     2,128,071    254,504      6,277,951    2,185,319      31,792
                        -----------   --------    -----------   ----------     -------
Net increase in net
 assets resulting
 from operations. . .   $ 1,096,946   $265,927    $ 1,532,624   $2,206,681     $33,909
                        ===========   ========    ===========   ==========     =======


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                               DECEMBER 31, 2003


                             FUNDAMENTAL    MONEY     SMALL/MID CAP     BOND      LARGE CAP
                                VALUE       MARKET       GROWTH        INDEX       GROWTH B
                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                             -----------  ----------  -------------  ----------  ------------
Investment Income:
Distributions received
 from the net
 investment
 income of the
 underlying portfolio . .     $ 51,565    $185,282     $       --    $ 158,272     $    --
                              --------    --------     ----------    ---------     -------
Total Investment
  Income. . . . . . . . .       51,565     185,282             --      158,272          --
Expenses:
 Mortality & expense
  risk. . . . . . . . . .       52,148     268,472        164,004       46,541         884
                              --------    --------     ----------    ---------     -------
Net investment income
 (loss) . . . . . . . . .         (583)    (83,190)      (164,004)     111,731        (884)
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. . . .      (72,583)         --       (494,099)      52,989      (3,096)
 Distributions
  received from
  realized capital
  gains
  of the underlying
  portfolio . . . . . . .        3,882          --        856,615       11,357      10,997
                              --------    --------     ----------    ---------     -------
Realized gains
 (losses) . . . . . . . .      (68,701)         --        362,516       64,346       7,901
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . .      947,967          --      3,942,408     (100,030)     10,313
                              --------    --------     ----------    ---------     -------
Net increase
 (decrease) in net
 assets resulting
 from operations. . . . .     $878,683    $(83,190)    $4,140,920    $  76,047     $17,330
                              ========    ========     ==========    =========     =======


                             SMALL/MID CAP  SMALL CAP   REAL ESTATE    GROWTH &
                                 CORE         VALUE       EQUITY        INCOME         MANAGED
                              SUBACCOUNT    SUBACCOUNT  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                             -------------  ----------  -----------  -------------  --------------
Investment Income:
Distributions received
 from the net
 investment
 income of the
 underlying portfolio . .      $  4,055     $  9,962    $  320,808   $    719,669    $ 4,833,038
                               --------     --------    ----------   ------------    -----------
Total Investment
  Income. . . . . . . . .         4,055        9,962       320,808        719,669      4,833,038
Expenses:
 Mortality & expense
  risk. . . . . . . . . .        11,877       21,938        91,646      1,003,390      2,008,181
                               --------     --------    ----------   ------------    -----------
Net investment income
 (loss) . . . . . . . . .        (7,822)     (11,976)      229,162       (283,721)     2,824,857
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. . . .       (20,632)      33,432        36,799    (11,437,210)    (5,222,453)
 Distributions
  received from
  realized capital
  gains
  of the underlying
  portfolio . . . . . . .       101,713       71,470       220,023        372,815        654,870
                               --------     --------    ----------   ------------    -----------
Realized gains
 (losses) . . . . . . . .        81,081      104,902       256,822    (11,064,395)    (4,567,583)
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . .       255,524      374,171     1,538,732     26,327,578     25,811,537
                               --------     --------    ----------   ------------    -----------
Net increase in net
 assets resulting
 from operations. . . . .      $328,783     $467,097    $2,024,716   $ 14,979,462    $24,068,811
                               ========     ========    ==========   ============    ===========


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                               DECEMBER 31, 2003

                                                                         SHORT-TERM       SMALL CAP     INTERNATIONAL
                                                                            BOND       EMERGING GROWTH  OPPORTUNITIES
                                                                         SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                                         ----------    ---------------  -------------
Investment Income:
Distributions received from the net investment
 income of the underlying portfolio . . . . . . . . . . . . . . . . . .  $ 257,392     $   2,454        $  28,698
                                                                         ---------     ---------        ---------
Total Investment Income . . . . . . . . . . . . . . . . . . . . . . . .    257,392         2,454           28,698
Expenses:
 Mortality & expense risk . . . . . . . . . . . . . . . . . . . . . . .    102,129        30,228           26,736
                                                                         ---------     ---------        ---------
Net investment income (loss). . . . . . . . . . . . . . . . . . . . . .    155,263       (27,774)           1,962
Realized gain (loss) on investments:
 Realized gains (losses) on sale of portfolio shares  . . . . . . . . .     94,776      (161,650)        (255,515)
 Distributions received from realized capital gains
  of the underlying portfolio . . . . . . . . . . . . . . . . . . . . .         --       364,745               --
                                                                         ---------     ---------        ---------
Realized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .     94,776       203,095         (255,515)
Change in unrealized appreciation (depreciation)
 during the year . .  . . . . . . . . . . . . . . . . . . . . . . . . .   (158,488)      674,832          776,461
                                                                         ---------     ---------        ---------
Net increase in net assets resulting
 from operations. . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  91,551     $ 850,153        $ 522,908
                                                                         =========     =========        =========

                                                                           EQUITY      HIGH YIELD         GLOBAL
                                                                           INDEX         BOND              BOND
                                                                         SUBACCOUNT    SUBACCOUNT       SUBACCOUNT
                                                                         ----------    ----------       ----------
Investment Income:
Distributions received from the net investment
 income of the underlying portfolio . . . . . . . . . . . . . . . . . .  $   279,351   $ 60,838         $205,386
                                                                         -----------   --------         --------
Total Investment Income . . . . . . . . . . . . . . . . . . . . . . . .      279,351     60,838          205,386
Expenses:
 Mortality & expense risk . . . . . . . . . . . . . . . . . . . . . . .      162,430     12,388           57,991
                                                                         -----------   --------         --------
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . .      116,921     48,450          147,395
Realized gain (loss) on investments:
 Realized gains (losses) on sale of portfolio shares. . . . . . . . . .   (1,116,383)    (9,448)         158,198
 Distributions received from realized capital gains
  of the underlying portfolio . . . . . . . . . . . . . . . . . . . . .       60,389      2,653           71,873
                                                                         -----------   --------         --------
Realized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .   (1,055,994)    (6,795)         230,071
Change in unrealized appreciation (depreciation)
 during the year. . . . . . . . . . . . . . . . . . . . . . . . . . . .    3,667,887     72,392          147,201
                                                                         -----------   --------         --------
Net increase in net assets resulting
 from operations. . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 2,728,814   $114,047         $524,667
                                                                         ===========   ========         ========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                       STATEMENT OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                    LARGE CAP GROWTH         FUNDAMENTAL GROWTH
                                                                                       SUBACCOUNT                SUBACCOUNT
                                                                              ---------------------------  ----------------------
                                                                                 2003           2002         2003         2002
                                                                              ------------  -------------  ---------   ----------
Increase (decrease) in net assets from operations:
 Net investment (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . $  (234,955)  $   (367,174)  $ (1,176)   $  (1,659)
 Realized (losses). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  (5,323,205)    (8,574,945)    (1,720)     (64,738)
 Change in unrealized  appreciation (depreciation)
  during the year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11,194,954     (2,909,376)    22,613       17,306
                                                                              -----------   ------------   --------    ---------
Net increase (decrease) in net assets resulting from operations. .  . . . . .   5,636,794    (11,851,495)    19,717      (49,091)
Contract transactions:
 Net payments received from contract owners . . . . . . . . . . . . . . . . .     283,108        414,717      5,171        1,930
 Net transfers for contract benefits and terminations . . . . . . . . . . . .  (3,278,755)    (5,463,465)   (13,323)     (16,870)
 Net transfers between subaccounts. . . . . . . . . . . . . . . . . . . . . .    (273,822)    (2,430,260)    34,567      (40,928)
                                                                              -----------   ------------   --------    ---------
Net increase (decrease) in net assets resulting from
 contract transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . .  (3,269,469)    (7,479,008)    26,415      (55,868)
                                                                              -----------   ------------   --------    ---------
Total increase (decrease) in net assets . . . . . . . . . . . . . . . . . . .   2,367,325    (19,330,503)    46,132     (104,959)
Net assets at the beginning of the year . . . . . . . . . . . . . . . . . . .  25,847,400     45,177,903     69,001      173,960
                                                                              -----------   ------------   --------    ---------
Net assets at the end of the year . . . . . . . . . . . . . . . . . . . . . . $28,214,725   $ 25,847,400   $115,133    $  69,001
                                                                              ===========   ============   ========    =========

                                                                                      ACTIVE BOND          EMERGING MARKETS EQUITY
                                                                                       SUBACCOUNT                 SUBACCOUNT
                                                                              --------------------------   -----------------------
                                                                                  2003          2002           2003       2002
                                                                              ------------  ------------   ----------- -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss) . . . . . . . . . . . . . . . . . . . . . . . . $ 1,128,269   $ 1,539,690    $    4,791  $  (14,079)
 Realized gains (losses). . . . . . . . . . . . . . . . . . . . . . . . . . .     689,383      (161,344)        6,107    (335,052)
 Change in unrealized appreciation (depreciation)
  during the year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      15,786       844,784       552,537     244,847
                                                                              -----------   -----------    ----------  ----------
Net increase (decrease) in net assets resulting from operations . . . . . . .   1,833,438     2,223,130       563,435    (104,284)
Contract transactions:
 Net payments received from contract owners . . . . . . . . . . . . . . . . .     177,062       205,326        12,757      22,832
 Net transfers for contract benefits and terminations . . . . . . . . . . . .  (5,422,547)   (7,116,221)      (69,477)   (157,572)
 Net transfers between subaccounts. . . . . . . . . . . . . . . . . . . . . .    (495,387)    1,082,965        74,307     166,115
                                                                              -----------   -----------    ----------  ----------
Net increase (decrease) in net assets resulting from
 contract transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . .  (5,740,872)   (5,827,930)       17,587      31,375
                                                                              -----------   -----------    ----------  ----------
Total increase (decrease) in net assets . . . . . . . . . . . . . . . . . . .  (3,907,434)   (3,604,800)      581,022     (72,909)
Net assets at the beginning of the year . . . . . . . . . . . . . . . . . . .  38,794,276    42,399,076     1,074,568   1,147,477
                                                                              -----------   -----------    ----------  ----------
Net assets at the end of the year . . . . . . . . . . . . . . . . . . . . . . $34,886,842   $38,794,276    $1,655,590  $1,074,568
                                                                              ===========   ===========    ==========  ==========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                           INTERNATIONAL EQUITY INDEX        SMALL CAP GROWTH
                                                                                    SUBACCOUNT                  SUBACCOUNT
                                                                           --------------------------   --------------------------
                                                                              2003           2002          2003           2002
                                                                           -----------   ------------   -----------   ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss). . . . . . . . . . . . . . . . . . . . . . . $   49,588    $    19,441    $  (67,844)   $   (85,427)
 Realized (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . .   (300,801)      (514,582)     (963,281)    (3,188,081)
 Change in unrealized appreciation (depreciation)
  during the year. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1,720,047       (351,648)    2,128,071        945,875
                                                                           ----------    -----------    ----------    -----------
Net increase (decrease) in net assets resulting from operations. . . . . .  1,468,834       (846,679)    1,096,946     (2,327,633)
Contract transactions:
 Net payments received from contract owners. . . . . . . . . . . . . . . .     56,159         76,108        95,077        115,724
 Net transfers for contract benefits and terminations. . . . . . . . . . .   (495,952)      (826,138)     (445,392)    (1,266,580)
 Net transfers between subaccounts . . . . . . . . . . . . . . . . . . . .    (15,515)      (192,593)      244,597       (637,294)
                                                                           ----------    -----------    ----------    -----------
Net increase (decrease) in net assets resulting from
 contract transactions . . . . . . . . . . . . . . . . . . . . . . . . . .   (455,308)      (942,623)     (105,718)    (1,788,150)
                                                                           ----------    -----------    ----------    -----------
Total increase (decrease) in net assets. . . . . . . . . . . . . . . . . .  1,013,526     (1,789,302)      991,228     (4,115,783)
Net assets at the beginning of the year. . . . . . . . . . . . . . . . . .  4,047,513      5,836,815     4,449,339      8,565,122
                                                                           ----------    -----------    ----------    -----------
Net assets at the end of the year. . . . . . . . . . . . . . . . . . . . . $5,061,039    $ 4,047,513    $5,440,567    $ 4,449,339
                                                                           ==========    ===========    ==========    ===========

                                                                                OVERSEAS EQUITY          EARNINGS GROWTH
                                                                                   SUBACCOUNT               SUBACCOUNT
                                                                              --------------------   --------------------------
                                                                                 2003      2002          2003          2002
                                                                              ---------  ---------   ------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) . . . . . . . . . . . . . . . . . . . . . . . . $ 22,482   $   (929)   $   (99,503)  $  (129,141)
 Realized (losses). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  (11,059)   (28,073)    (4,645,824)   (8,004,178)
 Change in unrealized appreciation (depreciation)
  during the year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  254,504    (32,479)     6,277,951     4,050,937
                                                                              --------   --------    -----------   -----------
Net increase (decrease) in net assets resulting from operations . . . . . . .  265,927    (61,481)     1,532,624    (4,082,382)
Contract transactions:
 Net payments received from contract owners . . . . . . . . . . . . . . . . .    5,512      7,661        115,006       189,644
 Net transfers for contract benefits and terminations . . . . . . . . . . . .  (81,182)   (59,733)      (781,599)   (1,671,035)
 Net transfers between subaccounts. . . . . . . . . . . . . . . . . . . . . .   43,431     86,349       (288,936)     (845,551)
                                                                              --------   --------    -----------   -----------
Net increase (decrease) in net assets resulting from
 contract transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . .  (32,239)    34,277       (955,529)   (2,326,942)
                                                                              --------   --------    -----------   -----------
Total increase (decrease) in net assets . . . . . . . . . . . . . . . . . . .  233,688    (27,204)       577,095    (6,409,324)
Net assets at the beginning of the year . . . . . . . . . . . . . . . . . . .  743,724    770,928      7,153,735    13,563,059
                                                                              --------   --------    -----------   -----------
Net assets at the end of the year . . . . . . . . . . . . . . . . . . . . . . $977,412   $743,724    $ 7,730,830   $ 7,153,735
                                                                              ========   ========    ===========   ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                    LARGE CAP VALUE       LARGE CAP VALUE CORE
                                                                                      SUBACCOUNT               SUBACCOUNT
                                                                              --------------------------  ----------------------
                                                                                  2003          2002        2003         2002
                                                                              ------------  ------------  ---------    ---------
Increase (decrease) in net assets from operations:
 Net investment income (loss). . . . . . . . . . . . . . . . . . . . . . . .  $    49,159   $    20,445   $   (155)    $   (227)
 Realized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . .      (27,797)     (361,610)     2,272       (4,862)
 Change in unrealized appreciation (depreciation)
  during the year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,185,319    (1,580,362)    31,792      (16,557)
                                                                              -----------   -----------   --------     --------
Net increase (decrease) in net assets resulting from operations. . . . . . .    2,206,681    (1,921,527)    33,909      (21,646)
Contract transactions:
 Net payments received from contract owners. . . . . . . . . . . . . . . . .      112,211       116,732        426         (656)
 Net transfers for contract benefits and terminations. . . . . . . . . . . .     (927,502)   (1,494,707)   (43,418)     (21,354)
 Net transfers between subaccounts . . . . . . . . . . . . . . . . . . . . .      355,508      (733,622)    51,815      111,832
                                                                              -----------   -----------   --------     --------
Net increase (decrease) in net assets resulting from
 contract transactions . . . . . . . . . . . . . . . . . . . . . . . . . . .     (459,783)   (2,111,597)     8,823       89,822
                                                                              -----------   -----------   --------     --------
Total increase (decrease) in net assets. . . . . . . . . . . . . . . . . . .    1,746,898    (4,033,124)    42,732       68,176
Net assets at the beginning of the year. . . . . . . . . . . . . . . . . . .    9,738,720    13,771,844    111,901       43,725
                                                                              -----------   -----------   --------     --------
Net assets at the end of the year. . . . . . . . . . . . . . . . . . . . . .  $11,485,618   $ 9,738,720   $154,633     $111,901
                                                                              ===========   ===========   ========     ========

                                                                             FUNDAMENTAL VALUE             MONEY MARKET
                                                                                 SUBACCOUNT                 SUBACCOUNT
                                                                         -------------------------  ---------------------------
                                                                            2003          2002          2003           2002
                                                                         -----------  ------------  ------------   ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) . . . . . . . . . . . . . . . . . . . . .  $     (583)  $    (7,798)  $   (83,190)   $    17,860
 Realized gains (losses). . . . . . . . . . . . . . . . . . . . . . . .     (68,701)     (143,129)           --             --
 Change in unrealized appreciation (depreciation)
  during the year . . . . . . . . . . . . . . . . . . . . . . . . . . .     947,967      (777,996)           --             --
                                                                         ----------   -----------   -----------    -----------
Net increase (decrease) in net assets resulting from operations . . . .     878,683      (928,923)      (83,190)        17,860
Contract transactions:
 Net payments received from contract owners . . . . . . . . . . . . . .      52,033        64,338       150,902        271,038
 Net transfers for contract benefits and terminations . . . . . . . . .    (345,070)     (737,346)   (7,192,994)    (6,358,146)
 Net transfers between subaccounts. . . . . . . . . . . . . . . . . . .    (117,978)      (15,984)      304,145      4,136,232
                                                                         ----------   -----------   -----------    -----------
Net (decrease) in net assets resulting from
 contract transactions. . . . . . . . . . . . . . . . . . . . . . . . .    (411,015)     (688,992)   (6,737,947)    (1,950,876)
                                                                         ----------   -----------   -----------    -----------
Total increase (decrease) in net assets . . . . . . . . . . . . . . . .     467,668    (1,617,915)   (6,821,137)    (1,933,016)
Net assets at the beginning of the year . . . . . . . . . . . . . . . .   3,541,393     5,159,308    22,305,204     24,238,220
                                                                         ----------   -----------   -----------    -----------
Net assets at the end of the year . . . . . . . . . . . . . . . . . . .  $4,009,061   $ 3,541,393   $15,484,067    $22,305,204
                                                                         ==========   ===========   ===========    ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                        FOR THE YEARS ENDED DECEMBER 31,


                                                                               SMALL/MID CAP GROWTH             BOND INDEX
                                                                                    SUBACCOUNT                  SUBACCOUNT
                                                                            --------------------------  --------------------------
                                                                                2003          2002          2003          2002
                                                                            ------------  ------------  ------------   -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss). . . . . . . . . . . . . . . . . . . . . . .  $  (164,004)  $  (187,161)  $   111,731    $  100,428
 Realized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . .      362,516      (664,323)       64,346        20,943
 Change in unrealized appreciation (depreciation)
  during the year. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3,942,408    (2,478,103)     (100,030)       92,583
                                                                            -----------   -----------   -----------    ----------
Net increase (decrease) in net assets resulting from operations. . . . . .    4,140,920    (3,329,587)       76,047       213,954
Contract transactions:
 Net payments received from contract owners. . . . . . . . . . . . . . . .      110,179       167,374        60,812         7,610
 Net transfers for contract benefits and terminations. . . . . . . . . . .   (1,673,463)   (2,045,024)     (898,256)     (319,910)
 Net transfers between subaccounts . . . . . . . . . . . . . . . . . . . .      256,996      (527,532)     (213,366)    1,714,691
                                                                            -----------   -----------   -----------    ----------
Net increase (decrease) in net assets resulting from
 contract transactions . . . . . . . . . . . . . . . . . . . . . . . . . .   (1,306,288)   (2,405,182)   (1,050,810)    1,402,391
                                                                            -----------   -----------   -----------    ----------
Total increase (decrease) in net assets. . . . . . . . . . . . . . . . . .    2,834,632    (5,734,769)     (974,763)    1,616,345
Net assets at the beginning of the year. . . . . . . . . . . . . . . . . .   10,259,723    15,994,492     3,562,330     1,945,985
                                                                            -----------   -----------   -----------    ----------
Net assets at the end of the year. . . . . . . . . . . . . . . . . . . . .  $13,094,355   $10,259,723   $ 2,587,567    $3,562,330
                                                                            ===========   ===========   ===========    ==========


                                                                                    LARGE CAP GROWTH B      SMALL/MID CAP CORE
                                                                                         SUBACCOUNT             SUBACCOUNT
                                                                                    -------------------  ------------------------
                                                                                      2003      2002        2003          2002
                                                                                    --------  ---------  -----------   ----------
Increase (decrease) in net assets from operations:
 Net investment (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  (884)  $   (939)  $   (7,822)   $  (7,087)
 Realized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7,901     (5,094)      81,081      (57,238)
 Change in unrealized appreciation (depreciation)
  during the year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10,313    (20,515)     255,524     (116,899)
                                                                                    -------   --------   ----------    ---------
Net increase (decrease) in net assets resulting from operations. . . . . . . . . .   17,330    (26,548)     328,783     (181,224)
Contract transactions:
 Net payments received from contract owners. . . . . . . . . . . . . . . . . . . .       61      9,365        2,599        2,078
 Net transfers for contract benefits and terminations. . . . . . . . . . . . . . .   (7,704)    (3,227)    (113,521)    (150,376)
 Net transfers between subaccounts . . . . . . . . . . . . . . . . . . . . . . . .   20,549     (5,613)     271,076      234,730
                                                                                    -------   --------   ----------    ---------
Net increase in net assets resulting from
 contract transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12,906        525      160,154       86,432
                                                                                    -------   --------   ----------    ---------
Total increase (decrease) in net assets. . . . . . . . . . . . . . . . . . . . . .   30,236    (26,023)     488,937      (94,792)
Net assets at the beginning of the year. . . . . . . . . . . . . . . . . . . . . .   53,082     79,105      769,346      864,138
                                                                                    -------   --------   ----------    ---------
Net assets at the end of the year. . . . . . . . . . . . . . . . . . . . . . . . .  $83,318   $ 53,082   $1,258,283    $ 769,346
                                                                                    =======   ========   ==========    =========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                   SMALL CAP VALUE         REAL ESTATE EQUITY
                                                                                     SUBACCOUNT                SUBACCOUNT
                                                                              ------------------------  -------------------------
                                                                                  2003        2002         2003          2002
                                                                              -----------  -----------  -----------   -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss) . . . . . . . . . . . . . . . . . . . . . . .   $  (11,976)  $  (14,978)  $  229,162    $  211,466
 Realized gains . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      104,902        9,910      256,822       292,796
 Change in unrealized appreciation (depreciation)
  during the year . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      374,171     (191,416)   1,538,732      (572,816)
                                                                              ----------   ----------   ----------    ----------
Net increase (decrease) in net assets resulting from operations . . . . . .      467,097     (196,484)   2,024,716       (68,554)
Contract transactions:
 Net payments received from contract owners . . . . . . . . . . . . . . . .       50,282       25,441       52,395        64,887
 Net transfers for contract benefits and terminations . . . . . . . . . . .     (272,677)    (177,433)    (729,246)     (985,795)
 Net transfers between subaccounts. . . . . . . . . . . . . . . . . . . . .      328,291      134,084      148,869       839,800
                                                                              ----------   ----------   ----------    ----------
Net increase (decrease) in net assets resulting from
 contract transactions. . . . . . . . . . . . . . . . . . . . . . . . . . .      105,896      (17,908)    (527,982)      (81,108)
                                                                              ----------   ----------   ----------    ----------
Total increase (decrease) in net assets . . . . . . . . . . . . . . . . . .      572,993     (214,392)   1,496,734      (149,662)
Net assets at the beginning of the year . . . . . . . . . . . . . . . . . .    1,312,136    1,526,528    6,328,709     6,478,371
                                                                              ----------   ----------   ----------    ----------
Net assets at the end of the year . . . . . . . . . . . . . . . . . . . . .   $1,885,129   $1,312,136   $7,825,443    $6,328,709
                                                                              ==========   ==========   ==========    ==========


                                                                              GROWTH & INCOME                   MANAGED
                                                                                 SUBACCOUNT                    SUBACCOUNT
                                                                       ----------------------------  -----------------------------
                                                                            2003           2002           2003           2002
                                                                       -------------  -------------  -------------   -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss). . . . . . . . . . . . . . . . . . . .   $   (283,721)  $   (612,972)  $  2,824,857    $    758,565
 Realized (losses) . . . . . . . . . . . . . . . . . . . . . . . . .    (11,064,395)   (12,261,497)    (4,567,583)     (5,284,363)
 Change in unrealized appreciation (depreciation)
  during the year. . . . . . . . . . . . . . . . . . . . . . . . . .     26,327,578    (12,005,247)    25,811,537     (24,447,569)
                                                                       ------------   ------------   ------------    ------------
Net increase (decrease) in net assets resulting from operations. . .     14,979,462    (24,879,716)    24,068,811     (28,973,367)
Contract transactions:
 Net payments received from contract owners. . . . . . . . . . . . .        587,918        888,134        726,110       1,197,208
 Net transfers for contract benefits and terminations. . . . . . . .     (8,992,983)   (13,702,863)   (19,208,220)    (32,360,966)
 Net transfers between subaccounts . . . . . . . . . . . . . . . . .     (1,688,934)    (4,987,650)    (3,236,671)     (5,081,353)
                                                                       ------------   ------------   ------------    ------------
Net (decrease) in net assets resulting from
 contract transactions . . . . . . . . . . . . . . . . . . . . . . .    (10,093,999)   (17,802,379)   (21,718,781)    (36,245,111)
                                                                       ------------   ------------   ------------    ------------
Total increase (decrease) in net assets. . . . . . . . . . . . . . .      4,885,463    (42,682,095)     2,350,030     (65,218,478)
Net assets at the beginning of the year. . . . . . . . . . . . . . .     73,468,136    116,150,231    153,694,484     218,912,962
                                                                       ------------   ------------   ------------    ------------
Net assets at the end of the year. . . . . . . . . . . . . . . . . .   $ 78,353,599   $ 73,468,136   $156,044,514    $153,694,484
                                                                       ============   ============   ============    ============

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                        FOR THE YEARS ENDED DECEMBER 31,

                               SHORT-TERM BOND        SMALL CAP EMERGING GROWTH
                                 SUBACCOUNT                   SUBACCOUNT
                          -------------------------   --------------------------
                             2003          2002          2003            2002
                          ------------  -----------   ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . . $   155,263   $   182,670   $  (27,774)    $   (28,530)
 Realized gains
  (losses). . . . . . . .      94,776        39,913      203,095        (267,119)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . .    (158,488)       39,771      674,832        (537,145)
                          -----------   -----------   ----------     -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . .      91,551       262,354      850,153        (832,794)
Contract transactions:
 Net payments received
  from contract owners. .      36,174        23,790       20,344          27,963
 Net transfers for
  contract benefits
  and terminations. . . .  (1,538,079)   (1,288,032)    (180,540)       (380,843)
 Net transfers between
  subaccounts . . . . . .     220,393     2,214,127      298,520          11,055
                          -----------   -----------   ----------     -----------
Net increase
 (decrease) in net
 assets resulting from
 contract transactions. .  (1,281,512)      949,885      138,324        (341,825)
                          -----------   -----------   ----------     -----------
Total increase
 (decrease) in net
 assets . . . . . . . . .  (1,189,961)    1,212,239      988,477      (1,174,619)
Net assets at the
 beginning of the year. .   7,228,686     6,016,447    1,789,682       2,964,301
                          -----------   -----------   ----------     -----------
Net assets at the end
 of the year. . . . . . . $ 6,038,725   $ 7,228,686   $2,778,159     $ 1,789,682
                          ===========   ===========   ==========     ===========


                          INTERNATIONAL OPPORTUNITIES          EQUITY INDEX
                                   SUBACCOUNT                   SUBACCOUNT
                          ----------------------------   -------------------------
                              2003           2002           2003            2002
                          -------------  -------------   ------------  -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . .  $    1,962     $   (16,854)   $   116,921    $    (8,535)
 Realized gains
  (losses). . . . . . . .    (255,515)       (647,796)    (1,055,994)    (1,538,304)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . .     776,461         178,275      3,667,887     (2,212,793)
                           ----------     -----------    -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . .     522,908        (486,375)     2,728,814     (3,759,632)
Contract transactions:
 Net payments received
  from contract owners. .      27,018          30,953        131,303        177,700
 Net transfers for
  contract benefits
  and terminations. . . .    (224,853)       (463,546)    (1,463,713)    (2,324,188)
 Net transfers between
  subaccounts . . . . . .     (43,104)       (198,258)       199,579       (649,909)
                           ----------     -----------    -----------    -----------
Net (decrease) in net
 assets resulting from
 contract transactions. .    (240,939)       (630,851)    (1,132,831)    (2,796,397)
                           ----------     -----------    -----------    -----------
Total increase
 (decrease) in net
 assets . . . . . . . . .     281,969      (1,117,226)     1,595,983      6,556,029
Net assets at the
 beginning of the year. .   1,874,315       2,991,541     11,042,677     17,598,706
                           ----------     -----------    -----------    -----------
Net assets at the end
 of the year. . . . . . .  $2,156,284     $ 1,874,315    $12,638,660    $11,042,677
                           ==========     ===========    ===========    ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                        FOR THE YEARS ENDED DECEMBER 31,

                                  HIGH YIELD BOND            GLOBAL BOND
                                    SUBACCOUNT               SUBACCOUNT
                               ---------------------   ------------------------
                                  2003        2002        2003          2002
                               -----------  --------   -----------  -----------
Increase (decrease) in net
 assets from operations:
 Net investment income . . . . $   48,450   $ 47,675   $  147,395    $   94,592
 Realized gains (losses) . . .     (6,795)   (60,771)     230,071        10,593
 Change in unrealized
  appreciation
  (depreciation) during
  the year. . . . . . .  . . .     72,392      4,137      147,201       394,892
                               ----------   --------   ----------    ----------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . . . .    114,047     (8,959)     524,667       500,077
Contract transactions:
 Net payments received from
  contract owners. . . . . . .      9,878      6,636       50,116        13,825
 Net transfers for contract
  benefits and terminations       (91,021)   (86,865)    (475,210)     (716,008)
 Net transfers between
  subaccounts. . . . . . . . .    357,086     17,686      210,573       838,316
                               ----------   --------   ----------    ----------
Net increase (decrease) in
 net assets resulting from
 contract transactions . . . .    275,943    (62,543)    (214,521)      136,133
                               ----------   --------   ----------    ----------
Total increase (decrease)
 in net assets . . . . . . . .    389,990    (71,502)     310,146       636,210
Net assets at the beginning
 of the year . . . . . . . . .    640,246    711,748    3,817,330     3,181,120
                               ----------   --------   ----------    ----------
Net assets at the end of
 the year. . . . . . . . . . . $1,030,236   $640,246   $4,127,476    $3,817,330
                               ==========   ========   ==========    ==========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 2003

1. ORGANIZATION

John Hancock Variable Annuity Account V (the Account) is a separate investment account of John Hancock Life Insurance Company (JHLICO), a wholly-owned subsidiary of John Hancock Financial Services, Inc. (John Hancock). The Account was formed to fund variable annuity contracts (Contracts) issued by JHLICO.
 Currently, the Account funds the Accommodator 2000, Independence Preferred, Independence Preferred 2000, and Patriot Contracts. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-six sub-accounts. The assets of each sub-account are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Trust). New sub-accounts may be added as new Portfolios are added to the Trust or as other investment options are developed, and made available to contract owners. The twenty-six Portfolios of the Trust, which are currently available, are the Active Bond, Bond Index, Earnings Growth (formerly Multi Cap Growth), Emerging Markets Equity, Equity Index, Fundamental Growth, Fundamental Value, Global Bond, Growth & Income, High Yield Bond, International Equity Index, International Opportunities, Large Cap Growth, Large Cap Growth B (formerly Large Cap Aggressive Growth), Large Cap Value, Large Cap Value CORE, Managed, Money Market, Overseas Equity (formerly Global Balanced), Real Estate Equity, Short-Term Bond, Small Cap Emerging Growth (formerly Small Cap Equity), Small Cap Growth, Small Cap Value, Small/Mid Cap Growth and Small/Mid Cap CORE Sub-accounts. Each Portfolio has a different investment objective.

The assets of the Account are the property of JHLICO. The portion of the Account's assets applicable to the Contracts may not be charged with liabilities arising out of any other business JHLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

Investments in shares of the Trust are valued at the reported net asset values of the respective underlying Portfolios. Investment transactions are recorded on the trade date. Realized gains and losses on sales of respective Fund shares are determined on the basis of identified cost. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

NET ASSETS IN PAYOUT (ANNUITIZATION) PERIOD

A small portion of the net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using mortality assumptions and an assumed interest rate. For any particular policy, the mortality assumption may be based on the Annuity 2000 Table, the 1983a Individual Annuity Mortality Table, the 1971 Individual Annuity Mortality Table (modified), or the Annuity Mortality Table for 1949 (modified). The assumed interest rate is 3.5%, unless the annuitant elects otherwise, in which case the rate may be 5.0% or 6.0%, as regulated by the laws of the respective states.
 The mortality risk is borne entirely by John Hancock Life Insurance Company and may result in additional amounts being transferred into the variable annuity account by John Hancock Life Insurance Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                               DECEMBER 31, 2003


2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of JHLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

EXPENSES

JHLICO assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which assets charges are deducted at various annual rates ranging from 1.00% to 1.50%, depending on the type of contract, of net assets of the Account.

JHLICO makes certain other deductions from contract owner payments for premium taxes, guaranteed minimum death benefit, sales charges on purchases (Accommodator only) and the surrender fee and annual contract fee (Independence only), which are accounted for as a reduction of net assets resulting from contract owner transactions.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables to/from Portfolios/JHLICO are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due to/from either the respective Portfolio and/or John Hancock Life Insurance Company for the benefit of contract owners.

3. TRANSACTION WITH AFFILIATES

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHLICO or the Trust.

4. DETAILS OF INVESTMENTS

The details of the shares owned and cost and value of investments in the Subaccounts of the Trust at December 31, 2003 were as follows:

SUBACCOUNT                                                    SHARES OWNED     COST          VALUE
----------                                                    ------------  -----------  -------------
Large Cap Growth. . . . . . . . . . . . . . . . . . . . . .    2,021,499    $45,657,393   $28,214,725
Fundamental Growth. . . . . . . . . . . . . . . . . . . . .       16,142        114,463       115,133
Active Bond . . . . . . . . . . . . . . . . . . . . . . . .    3,618,894     34,872,776    34,886,842
Emerging Markets Equity . . . . . . . . . . . . . . . . . .      185,930      1,329,953     1,655,590
International Equity Index. . . . . . . . . . . . . . . . .      366,227      5,887,834     5,061,039
Small Cap Growth. . . . . . . . . . . . . . . . . . . . . .      522,984      7,733,453     5,440,567
Overseas Equity . . . . . . . . . . . . . . . . . . . . . .       93,772        898,499       977,412
Earnings Growth . . . . . . . . . . . . . . . . . . . . . .      946,541     18,381,671     7,730,830

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                               DECEMBER 31, 2003


4.  DETAILS OF INVESTMENTS (CONTINUED)

SUBACCOUNT                            SHARES OWNED      COST          VALUE
----------                            ------------  ------------  --------------
Large Cap Value . . . . . . . . . .       794,168   $ 10,888,465   $ 11,485,618
Large Cap Value CORE. . . . . . . .        15,848        139,319        154,633
Fundamental Value . . . . . . . . .       363,784      3,807,407      4,009,061
Money Market. . . . . . . . . . . .    15,484,068     15,484,067     15,484,067
Small/Mid-Cap Growth. . . . . . . .       868,920     11,967,806     13,094,355
Bond Index. . . . . . . . . . . . .       255,359      2,608,142      2,587,567
Large Cap Growth B. . . . . . . . .        13,104         97,122         83,318
Small/Mid Cap CORE. . . . . . . . .       114,631      1,129,699      1,258,283
Small Cap Value . . . . . . . . . .       113,867      1,625,604      1,885,129
Real Estate Equity. . . . . . . . .       482,512      6,690,550      7,825,443
Growth & Income . . . . . . . . . .     6,937,995    115,993,596     78,353,599
Managed . . . . . . . . . . . . . .    12,194,342    179,130,945    156,044,514
Short-Term Bond . . . . . . . . . .       595,837      6,033,722      6,038,725
Small Cap Emerging Growth . . . . .       342,842      2,967,939      2,778,159
International Opportunities . . . .       218,885      2,421,183      2,156,284
Equity Index. . . . . . . . . . . .       891,039     16,051,173     12,638,660
High Yield Bond . . . . . . . . . .       160,515        990,176      1,030,236
Global Bond . . . . . . . . . . . .       344,883      3,725,466      4,127,476


Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Subaccounts of the Trust during 2003 were as follows:

SUBACCOUNT                                                                  PURCHASES       SALES
----------                                                                  ----------  -------------
Large Cap Growth. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  724,568   $ 4,191,321
Fundamental Growth. . . . . . . . . . . . . . . . . . . . . . . . . . . .       61,721        27,265
Active Bond . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3,738,439     7,498,599
Emerging Markets Equity . . . . . . . . . . . . . . . . . . . . . . . . .      212,464       132,847
International Equity Index. . . . . . . . . . . . . . . . . . . . . . . .      408,216       782,695
Small Cap Growth. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      599,642       699,893
Overseas Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      162,296       150,278
Earnings Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      359,297     1,293,800
Large Cap Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,125,921     1,378,649
Large Cap Value CORE. . . . . . . . . . . . . . . . . . . . . . . . . . .       62,199        48,366
Fundamental Value . . . . . . . . . . . . . . . . . . . . . . . . . . . .      190,431       598,147
Money Market. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4,370,949    11,192,401
Small/Mid-Cap Growth. . . . . . . . . . . . . . . . . . . . . . . . . . .    1,482,592     2,096,268
Bond Index. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,438,064     2,365,786
Large Cap Growth B. . . . . . . . . . . . . . . . . . . . . . . . . . . .       32,268         9,249
Small/Mid Cap CORE. . . . . . . . . . . . . . . . . . . . . . . . . . . .      435,616       181,571

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                               DECEMBER 31, 2003


4.  DETAILS OF INVESTMENTS (CONTINUED)

SUBACCOUNT                                            PURCHASES       SALES
----------                                            ----------  -------------
Small Cap Value . . . . . . . . . . . . . . . . . .   $  514,337   $   348,947
Real Estate Equity. . . . . . . . . . . . . . . . .    1,105,602     1,184,398
Growth & Income . . . . . . . . . . . . . . . . . .    1,931,582    11,936,486
Managed . . . . . . . . . . . . . . . . . . . . . .    6,125,873    24,364,926
Short-Term Bond . . . . . . . . . . . . . . . . . .    1,208,376     2,334,625
Small Cap Emerging Growth . . . . . . . . . . . . .      864,014       388,719
International Opportunities . . . . . . . . . . . .      101,831       340,807
Equity Index. . . . . . . . . . . . . . . . . . . .      962,089     1,917,610
High Yield Bond . . . . . . . . . . . . . . . . . .      880,411       553,365
Global Bond . . . . . . . . . . . . . . . . . . . .    1,259,471     1,254,724


5. UNIT VALUES

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                                                    FOR THE YEARS AND PERIODS ENDED
                                               AT DECEMBER 31,                                DECEMBER 31,
                                     ------------------------------------  --------------------------------------------------
                                                    UNIT                       EXPENSES       INVESTMENT          TOTAL
                                     UNITS        FAIR VALUE      ASSETS        RATIO*          INCOME          RETURN***
        SUBACCOUNT                   (000S)   HIGHEST TO LOWEST   (000S)   HIGHEST TO LOWEST    RATIO**     HIGHEST TO LOWEST
------------------------------       ------  -------------------  -------  -----------------  -----------  ------------------
Large Cap Growth. . . . .      2003  1,271    $18.64  to  $7.28   $28,215     1.5% to 1%         0.51%       24.36% to 23.75%
                               2002  1,433      36.33 to 5.79     $25,847      1.5 to 1          0.32       (28.57) to (28.88)
                               2001  1,769      50.96 to 8.13      45,178      1.5 to 1          0.15       (18.34) to (18.78)

Fundamental Growth. . . .      2003     22      5.36 to 5.34          115     1.5 to 1.4         --/a/        29.94 to 29.81
                               2002     17      4.13 to 4.11           69     1.5 to 1.4         --/a/      (31.17) to (31.39)
                               2001     29      6.00 to 5.99          174     1.5 to 1.4         --/a/      (33.18) to (33.30)

Active Bond . . . . . . .      2003  1,505     29.27 to 17.23      34,887     1.5 to 1.25        4.37          5.16 to 4.89
                               2002  1,794     27.84 to 16.43      38,794     1.5 to 1.25        5.19          5.94 to 5.66
                               2001  2,053     26.28 to 13.20      42,399     1.5 to 1.25        6.11          6.37 to 5.93

Emerging Markets Equity . . .  2003    124     14.24 to 13.19       1,656      1.5 to 1          1.79         55.34 to 54.57
                               2002    124      9.17 to 8.53        1,075      1.5 to 1          0.24         (7.65 to (8.08)
                               2001    122      9.93 to 9.28        1,147      1.5 to 1          0.23        (4.52) to (5.11)

International Equity Index. .  2003    364      12.79 to 9.61       5,061      1.5 to 1          2.57         40.57 to 39.88
                               2002    410      12.91 to 6.77       4,048      1.5 to 1          1.79       (15.97) to (16.44)
                               2001  4,939      15.42 to 8.08       5,837      1.5 to 1          1.74       (21.12) to (21.45)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                               DECEMBER 31, 2003

5. UNIT VALUES (CONTINUED)

                                                                              FOR THE YEARS AND PERIODS ENDED
                                         AT DECEMBER 31,                               DECEMBER 31,
                                ----------------------------------  ---------------------------------------------------
                                              UNIT                      EXPENSES       INVESTMENT           TOTAL
                                UNITS       FAIR VALUE     ASSETS        RATIO*          INCOME           RETURN***
       SUBACCOUNT               (000S)  HIGHEST TO LOWEST  (000S)   HIGHEST TO LOWEST    RATIO**      HIGHEST TO LOWEST
------------------------        ------  -----------------  -------  -----------------  -----------  -------------------
Small Cap Growth. . . .   2003    445   $12.39 to $12.16   $ 5,441    1.5% to 1.25%       --%/a/      26.30% to 25.98%
                          2002    459     9.81 to 9.65       4,449     1.5 to 1.25        --/a/      (30.87) to (31.02)
                          2001    610    14.19 to 13.99      8,565     1.5 to 1.25        --/a/      (13.69) to (13.91)

Overseas Equity . . . .   2003     76    13.49 to 10.90        977      1.5 to 1          4.21         38.46 to 37.77
                          2002     80     9.96 to 7.79         744      1.5 to 1          1.28         (7.30) to (7.63)
                          2001     77     10.77 to 8.42        771      1.5 to 1          1.33        (7.31) to (7.90)

Earnings Growth . . . .   2003    760     11.07 to 7.19      7,731      1.5 to 1          0.06         23.57 to 22.95
                          2002    867     9.15 to 5.76       7,154      1.5 to 1          --/a/      (33.03) to (33.43)
                          2001  1,088     13.71 to 8.63     13,563      1.5 to 1          --/a/      (37.57) to (37.87)

Large Cap Value . . . .   2003    666    18.34 to 12.23     11,486      1.5 to 1          1.91         24.27 to 23.64
                          2002    702     15.09 to 9.15      9,739      1.5 to 1          1.59       (14.14) to (14.52)
                          2001    846    17.61 to 11.38      13772      1.5 to 1          1.56         0.26 to (0.29)

Large Cap Value
 CORE . . . . . . . . .   2003     15    10.14 to 10.11        155     1.5 to 1.4         1.36         27.07 to 26.94
                          2002     14     7.98 to 7.96         112     1.5 to 1.4         1.31       (19.39) to (19.43)
                          2001      4     9.90 to 9.88          44     1.5 to 1.4         0.79        (6.07) to (6.17)

Fundamental Value . . .   2003    381     10.64 to 9.76      4,009      1.5 to 1          1.42         27.40 to 26.78
                          2002    427     8.75 to 7.63       3,541     1.5 to 1.25        1.23       (18.25) to (18.62)
                          2001    508     10.73 to 9.37      5,159     1.5 to 1.25        0.29       (6.40) to (8.44)/b/

Money Market. . . . . .   2003  1,039    18.22 to 12.85     15,484     1.5 to 1.25        0.96        (0.30) to (0.55)
                          2002  1,495    18.27 to 12.93     22,305     1.5 to 1.25        1.46            0.22 to 0
                          2001  1,616    18.23 to 12.93     24,238     1.5 to 1.25        4.10          2.89 to 2.47

Small/Mid-Cap
 Growth . . . . . . . .   2003    568    23.49 to 22.98     13,094     1.5 to 1.25        --/a/        45.05 to 44.69
                          2002    645    16.19 to 15.89     10,260     1.5 to 1.25        --/a/      (22.13) to (22.30)
                          2001    781    20.79 to 20.45     15,994     1.5 to 1.25        --/a/         1.56 to 1.34

Bond Index. . . . . . .   2003    207    12.74 to 12.41      2,588      1.5 to 1          4.68          2.57 to 2.06
                          2002    291    12.42 to 12.16      3,562      1.5 to 1          5.14          8.85 to 8.28
                          2001    172    11.40 to 11.23      1,946      1.5 to 1          6.24          6.74 to 6.23

Large Cap Growth B. . .   2003     14     5.78 to 5.76          83     1.5 to 1.4         --/a/        29.89 to 29.76
                          2002     12     4.45 to 4.44          53     1.5 to 1.4         --/a/      (32.37) to (32.42)
                          2001     12     6.58 to 6.57          79     1.5 to 1.4         --/a/      (15.86) to (15.98)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                               DECEMBER 31, 2003

5. UNIT VALUES (CONTINUED)

                                                                              FOR THE YEARS AND PERIODS ENDED
                                          AT DECEMBER 31,                               DECEMBER 31,
                                -----------------------------------  --------------------------------------------------
                                              UNIT                       EXPENSES       INVESTMENT          TOTAL
                                UNITS       FAIR VALUE      ASSETS        RATIO*          INCOME          RETURN***
       SUBACCOUNT               (000S)  HIGHEST TO LOWEST   (000S)   HIGHEST TO LOWEST    RATIO**     HIGHEST TO LOWEST
------------------------        ------  -----------------  --------  -----------------  -----------  ------------------
Small/Mid Cap CORE. . .   2003     82   $15.49 to $14.91   $  1,258     1.5% to 1%         0.45%       43.71% to 42.99%
                          2002     72    10.94 to 10.27         769      1.5 to 1          0.48       (16.02) to (16.44)
                          2001     68    13.06 to 12.27         864      1.5 to 1          0.51        (0.48) to (0.91)

Small Cap Value . . . .   2003    113    16.79 to 16.73       1,885     1.5 to 1.4         0.67         36.05 to 35.92
                          2002    107    12.34 to 12.31       1,312     1.5 to 1.4         0.58        (7.77) to (7.79)
                          2001    114    13.38 to 13.35       1,527     1.5 to 1.4         0.71         17.47 to 17.31

Real Estate Equity. . .   2003    266    24.93 to 17.95       7,825      1.5 to 1          4.78         35.54 to 34.86
                          2002    291    27.23 to 13.11       6,329      1.5 to 1          4.49         0.3 to (0.16)
                          2001    303    27.25 to 13.08       6,478      1.5 to 1          4.00          4.68 to 4.16

Growth & Income . . . .   2003  2,842    45.63 to 19.42      78,354     1.5 to 1.25        0.99         22.80 to 22.50
                          2002  3,303    37.16 to 15.86      73,468     1.5 to 1.25        0.71       (23.14) to (23.31)
                          2001  4,022    48.35 to 12.97     116,150     1.5 to 1.25        0.46       (16.49) to (16.71)

Managed . . . . . . . .   2003  5,563    36.76 to 19.02     156,045     1.5 to 1.25        3.21         17.52 to 17.23
                          2002  6,503     31.28 to 8.77     153,694      1.5 to 1          1.75       (14.15) to (14.49)
                          2001  7,976    36.50 to 10.32     218,913      1.5 to 1          2.15        (3.73) to (4.29)

Short-Term Bond . . . .   2003    414    14.72 to 12.41       6,039      1.5 to 1          3.64          1.74 to 1.23
                          2002    501    14.82 to 12.08       7,229      1.5 to 1          4.26          4.63 to 4.08
                          2001    432    14.20 to 11.57       6,016      1.5 to 1          5.30          7.07 to 6.48

Small Cap Emerging
 Growth . . . . . . . .   2003    270     10.51 to 8.62       2,778      1.5 to 1          0.11         47.34 to 46.62
                          2002    257     7.29 to 5.79        1,790      1.5 to 1          0.18       (28.92) to (29.29)
                          2001    301     10.28 to 8.17       2,964      1.5 to 1          0.05        (4.75) to (5.14)

International
 Opportunities. . . . .   2003    209     10.78 to 8.90       2,156      1.5 to 1          1.51         31.05 to 30.39
                          2002    237     8.41 to 6.72        1,874      1.5 to 1          0.64       (19.07) to (19.47)
                          2001    305     10.41 to 8.33       2,992      1.5 to 1          0.82       (21.74) to (22.08)

Equity Index. . . . . .   2003    813     16.78 to 9.20      12,639      1.5 to 1          2.44         27.16 to 26.51
                          2002    901     13.49 to 7.16      11,043      1.5 to 1          1.34       (23.17) to (23.49)
                          2001  1,099     17.58 to 9.33      17,599      1.5 to 1          1.20       (12.79) to (13.26)

High Yield Bond . . . .   2003    105     10.10 to 9.77       1,030      1.5 to 1          6.85         15.35 to 14.77
                          2002     75     8.76 to 8.51          640      1.5 to 1          9.51        (5.40) to (5.97)
                          2001     78     9.26 to 9.05          712      1.5 to 1          9.83           19 to 0.56

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                               DECEMBER 31, 2003

5. UNIT VALUES (CONTINUED)

                                                                            FOR THE YEARS AND PERIODS ENDED
                                         AT DECEMBER 31,                             DECEMBER 31,
                                ---------------------------------  -------------------------------------------------
                                              UNIT                     EXPENSES       INVESTMENT          TOTAL
                                UNITS       FAIR VALUE     ASSETS       RATIO*          INCOME          RETURN***
       SUBACCOUNT               (000S)  HIGHEST TO LOWEST  (000S)  HIGHEST TO LOWEST    RATIO**     HIGHEST TO LOWEST
------------------------        ------  -----------------  ------  -----------------  -----------  -----------------
Global Bond . . . . . .   2003   249    $17.17 to $16.84   $4,127    1.5% to 1.25%       5.10%      14.47% to 14.18%
                          2002   263     15.00 to 12.20     3,817      1.5 to 1          4.35        17.42 to 17.06
                          2001   256     12.78 to 10.39     3,181      1.5 to 1          3.15       (2.67) to (2.93)

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated divided by average net assets. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the distributions from net investment income received by the Subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the Subaccounts invest.

*** These amounts represents the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account (the date of the first contract transfer into the Subaccount subsequent to the inception of the investment option). The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

a   Portfolio distributed no dividends during the period.

b   Inception date of Subaccount operations was May 1, 2001.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                         REPORT OF INDEPENDENT AUDITORS


The Board of Directors
John Hancock Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2003. Our audits also included the financial statement schedules listed in the Index at Item 15(a). These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company at December 31, 2003 and 2002, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the financial statements, in 2003 the Company changed its method of accounting for stock-based compensation, participating pension contracts and modified coinsurance contracts. In 2002 the Company changed its method of accounting for goodwill and other intangible assets and in 2001 the Company changed its method of accounting for its employee pension plan and postretirement health and welfare plans and for derivatives.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 25, 2004

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                              DECEMBER 31,
                                                         ---------------------
                                                           2003        2002
                                                         ---------  ----------
                                                             (IN MILLIONS)
ASSETS
Investments - Notes 3 and 5
Fixed maturities:
 Held-to-maturity-at amortized cost (fair value:
  2003-$1,512.8; 2002-$1,777.2). . . . . . . . . . . .   $ 1,488.7   $ 1,727.0
 Available-for-sale-at fair value (cost:
  2003-$43,907.7; 2002-$41,206.5). . . . . . . . . . .    46,482.1    42,046.3
Equity securities:
 Available-for-sale-at fair value (cost: 2003-$249.9;
  2002-$307.5) . . . . . . . . . . . . . . . . . . . .       333.1       349.6
 Trading securities-at fair value (cost: 2003-$0.1;
  2002-$0.3) . . . . . . . . . . . . . . . . . . . . .         0.6         0.7
Mortgage loans on real estate. . . . . . . . . . . . .    10,871.1    10,296.5
Real estate. . . . . . . . . . . . . . . . . . . . . .       123.8       255.3
Policy loans . . . . . . . . . . . . . . . . . . . . .     2,019.2     2,014.2
Short-term investments . . . . . . . . . . . . . . . .        31.5       137.3
Other invested assets. . . . . . . . . . . . . . . . .     2,912.2     2,839.1
                                                         ---------   ---------
 Total Investments . . . . . . . . . . . . . . . . . .    64,262.3    59,666.0
Cash and cash equivalents. . . . . . . . . . . . . . .     2,626.9       897.0
Accrued investment income. . . . . . . . . . . . . . .       700.5       743.2
Premiums and accounts receivable . . . . . . . . . . .       104.1       114.1
Deferred policy acquisition costs. . . . . . . . . . .     3,420.7     3,352.6
Reinsurance recoverable - Note 11. . . . . . . . . . .     2,677.3     2,958.9
Other assets . . . . . . . . . . . . . . . . . . . . .     2,786.9     2,660.3
Separate account assets. . . . . . . . . . . . . . . .    19,369.6    17,414.9
                                                         ---------   ---------
 Total Assets. . . . . . . . . . . . . . . . . . . . .   $95,948.3   $87,807.0
                                                         =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                              DECEMBER 31,
                                                         ---------------------
                                                           2003        2002
                                                         ---------  ----------
                                                             (IN MILLIONS)

LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities
Future policy benefits . . . . . . . . . . . . . . . .   $38,451.0   $34,233.8
Policyholders' funds . . . . . . . . . . . . . . . . .    21,693.5    22,571.0
Consumer notes - Note 8. . . . . . . . . . . . . . . .     1,550.4       290.2
Unearned revenue . . . . . . . . . . . . . . . . . . .       406.9       368.9
Unpaid claims and claim expense reserves . . . . . . .       166.5       160.7
Dividends payable to policyholders . . . . . . . . . .       440.0       463.0
Short-term debt - Note 8 . . . . . . . . . . . . . . .       104.0        99.5
Long-term debt - Note 8. . . . . . . . . . . . . . . .       609.4       703.9
Income taxes - Note 6. . . . . . . . . . . . . . . . .     1,534.1       925.0
Other liabilities. . . . . . . . . . . . . . . . . . .     4,034.9     4,397.3
Separate account liabilities . . . . . . . . . . . . .    19,369.6    17,414.9
                                                         ---------   ---------
 Total Liabilities . . . . . . . . . . . . . . . . . .    88,360.3    81,628.2
Minority interest - Note 10. . . . . . . . . . . . . .         5.1         7.3
Commitments and contingencies - Note 13
Shareholder's Equity - Note 14
Common stock, $10,000 par value; 1,000 shares
 authorized and outstanding. . . . . . . . . . . . . .        10.0        10.0
Additional paid in capital . . . . . . . . . . . . . .     4,763.2     4,763.2
Retained earnings. . . . . . . . . . . . . . . . . . .     1,332.1       956.1
Accumulated other comprehensive income . . . . . . . .     1,477.6       442.2
                                                         ---------   ---------
 Total Shareholder's Equity. . . . . . . . . . . . . .     7,582.9     6,171.5
                                                         ---------   ---------
 Total Liabilities and Shareholder's Equity. . . . . .   $95,948.3   $87,807.0
                                                         =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                                                 YEARS ENDED DECEMBER 31,
                                              --------------------------------
                                                2003       2002        2001
                                              ---------  ---------  ----------
                                                       (IN MILLIONS)
REVENUES
Premiums. . . . . . . . . . . . . . . . . .   $2,039.4   $1,984.2    $2,351.9
Universal life and investment-type product
 charges. . . . . . . . . . . . . . . . . .      639.2      606.0       600.8
Net investment income - Note 3. . . . . . .    3,799.4    3,581.0     3,646.2
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs, amounts
 credited to participating pension
 contractholders and the policyholder
 dividend obligation ($(55.8), $(74.1) and
 $(4.1), respectively) -
 Notes 1, 3 and 12. . . . . . . . . . . . .       58.2     (450.5)     (245.8)
Investment management revenues, commissions
 and other fees . . . . . . . . . . . . . .      500.0      530.6       606.6
Other revenue . . . . . . . . . . . . . . .      269.9      241.5       185.8
                                              --------   --------    --------
 Total revenues . . . . . . . . . . . . . .    7,306.1    6,492.8     7,145.5
BENEFITS AND EXPENSES
Benefits to policyholders, excluding amounts
 related to net realized investment and
 other gains (losses) credited to
 participating pension contractholders and
 the policyholder dividend obligation
 ($(61.9), $(35.2) and $25.3, respectively)
 - Notes 1, 3 and 12. . . . . . . . . . . .    3,849.2    3,805.2     4,328.1
Other operating costs and expenses. . . . .    1,406.0    1,250.5     1,249.3
Amortization of deferred policy acquisition
 costs, excluding amounts related to net
 realized investment and other gains
 (losses) ($6.1, $(38.9), and $(29.4),
 respectively) - Notes 1,
 3 and 12 . . . . . . . . . . . . . . . . .      298.3      313.4       249.0
Dividends to policyholders. . . . . . . . .      537.8      556.2       551.7
                                              --------   --------    --------
 Total benefits and expenses. . . . . . . .    6,091.3    5,925.3     6,378.1
Income before income taxes and cumulative
 effect of accounting changes . . . . . . .    1,214.8      567.5       767.4
Income taxes - Note 6 . . . . . . . . . . .      345.3      108.6       200.7
                                              --------   --------    --------
Income before cumulative effect of
 accounting changes . . . . . . . . . . . .      869.5      458.9       566.7
Cumulative effect of accounting changes, net
 of income tax - Note 1 . . . . . . . . . .     (279.0)        --         7.2
                                              --------   --------    --------
Net income. . . . . . . . . . . . . . . . .   $  590.5   $  458.9       573.9
                                              ========   ========    ========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S

                        EQUITY AND COMPREHENSIVE INCOME

                                                              ACCUMULATED
                                      ADDITIONAL                 OTHER          TOTAL
                             COMMON     PAID       RETAINED  COMPREHENSIVE  SHAREHOLDER'S    OUTSTANDING
                             STOCK   IN CAPITAL   EARNINGS   INCOME (LOSS)     EQUITY          SHARES
                             ------  -----------  ---------  -------------  -------------  --------------
                                              (IN MILLIONS, EXCEPT FOR SHARE AMOUNTS)
Balance at January 1,
 2001 . . . . . . . . . . .  $10.0    $4,764.6    $  284.3     $   66.7       $5,125.6         1,000
Demutualization
 transaction. . . . . . . .               (1.2)                                   (1.2)
Comprehensive income:
 Net income . . . . . . . .                          573.9                       573.9
Other comprehensive income,
 net of tax:
 Net unrealized investment
  losses. . . . . . . . . .                                       (81.1)         (81.1)
 Foreign currency
  translation
  adjustment. . . . . . . .                                         1.0            1.0
 Minimum pension
  liability . . . . . . . .                                        15.2           15.2
 Cash flow hedges . . . . .                                        (3.8)          (3.8)
                                                                              --------
Comprehensive income. . . .                                                      505.2
Dividend paid to parent
 company. . . . . . . . . .                         (250.0)                     (250.0)
Change in accounting
 principles . . . . . . . .                                       227.6          227.6
                             -----    --------    --------     --------       --------         -----
Balance at December 31,
 2001 . . . . . . . . . . .  $10.0    $4,763.4    $  608.2     $  225.6       $5,607.2         1,000
                             =====    ========    ========     ========       ========         =====
Demutualization
 transaction. . . . . . . .               (0.2)                                   (0.2)
Comprehensive income:
 Net income . . . . . . . .                          458.9                       458.9
Other comprehensive
 income, net of tax:
 Net unrealized investment
  gains . . . . . . . . . .                                        65.7           65.7
 Minimum pension
  liability . . . . . . . .                                       (24.4)         (24.4)
 Cash flow hedges . . . . .                                       175.3          175.3
                                                                              --------
Comprehensive income. . . .                                                      675.5
Dividends paid to parent
 company. . . . . . . . . .                         (111.0)                     (111.0)
                             -----    --------    --------     --------       --------         -----
Balance at December 31,
 2002 . . . . . . . . . . .  $10.0    $4,763.2    $  956.1     $  442.2       $6,171.5         1,000
                             =====    ========    ========     ========       ========         =====
Comprehensive income:
 Net income . . . . . . . .                          590.5                       590.5
Other comprehensive income,
 net of tax:
 Net unrealized investment
   gains. . . . . . . . . .                                       919.7          919.7
 Foreign currency
  translation adjustment. .                                        (0.1)          (0.1)
 Minimum pension
  liability . . . . . . . .                                       (15.8)         (15.8)
 Cash flow hedges . . . . .                                        31.7           31.7
                                                                              --------
Comprehensive income. . . .                                                    1,526.0
Dividends paid to parent
 company. . . . . . . . . .                         (214.5)                     (214.5)
Change is accounting
 principle. . . . . . . . .                                        99.9           99.9
                             -----    --------    --------     --------       --------         -----
Balance at December 31,
 2003 . . . . . . . . . . .  $10.0    $4,763.2    $1,332.1     $1,477.6       $7,582.9         1,000
                             =====    ========    ========     ========       ========         =====

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                 YEARS ENDED DECEMBER 31,
                                           --------------------------------------
                                              2003         2002          2001
                                           -----------  -----------  ------------
                                                      (IN MILLIONS)
Cash flows from operating activities:
Net income. . . . . . . . . . . . . . . .  $    590.5   $    458.9    $    573.9
Adjustments to reconcile net income to
 net cash provided by operating
 activities:
 Amortization of discount - fixed
  maturities. . . . . . . . . . . . . . .        17.8        (78.3)       (134.0)
 Net realized investment and other
  (gains) losses. . . . . . . . . . . . .       (58.2)       450.5         245.8
 Change in accounting principles. . . . .       279.0           --          (7.2)
 Change in deferred policy acquisition
  costs . . . . . . . . . . . . . . . . .      (227.7)      (194.1)       (204.0)
 Depreciation and amortization. . . . . .        42.4         47.4          72.1
 Net cash flows from trading
  securities. . . . . . . . . . . . . . .         0.1          0.7           0.2
 Decrease (increase) in accrued
  investment income . . . . . . . . . . .        42.7          2.7         (46.5)
 Decrease in premiums and accounts
  receivable. . . . . . . . . . . . . . .        10.0          3.1          11.8
 Increase in other assets and other
  liabilities, net. . . . . . . . . . . .      (199.4)      (308.4)       (252.1)
 Increase in policy liabilities and
  accruals, net . . . . . . . . . . . . .     2,452.3      2,086.8       2,323.7
 Increase (decrease) in income taxes. . .      (107.1)        (2.7)        191.2
                                           ----------   ----------    ----------
  Net cash provided by operating
     activities . . . . . . . . . . . . .     2,842.4      2,466.6       2,774.9
Cash flows used in investing activities:
 Sales of:
  Fixed maturities available-for-sale . .    11,064.6      4,897.1      16,058.9
  Equity securities available-for-sale. .       279.4        316.4         614.6
  Real estate . . . . . . . . . . . . . .       164.4        127.7          53.8
  Short-term investments and other
     invested assets. . . . . . . . . . .       500.0        458.7         113.4
  Home office properties. . . . . . . . .       887.6           --            --
 Maturities, prepayments and scheduled
  redemptions of:
  Fixed maturities held-to-maturity . . .       227.5        214.2         241.8
  Fixed maturities available-for-sale . .     3,375.7      2,720.1       3,087.0
  Short-term investments and other
     invested assets. . . . . . . . . . .       155.3        149.3         168.4
  Mortgage loans on real estate . . . . .     1,395.0      1,520.6       1,342.0
 Purchases of:
  Fixed maturities held-to-maturity . . .       (69.5)       (27.6)        (66.7)
  Fixed maturities available-for-sale . .   (17,443.6)   (12,984.7)    (26,321.9)
  Equity securities available-for-sale. .       (90.9)       (90.9)       (285.8)
  Real estate . . . . . . . . . . . . . .       (33.4)        (8.1)        (52.8)
  Short-term investments and other
     invested assets. . . . . . . . . . .    (1,127.7)    (1,369.2)       (448.5)
Mortgage loans on real estate issued. . .    (2,092.6)    (2,036.5)     (1,204.5)
Net cash (paid) received related to
 acquisition of businesses. . . . . . . .        93.7           --         (28.2)
Net cash paid related to sale of
 businesses . . . . . . . . . . . . . . .      (188.4)          --            --
Other, net. . . . . . . . . . . . . . . .       (65.7)       (99.7)        177.4
                                           ----------   ----------    ----------
 Net cash used in investing activities. .  $ (2,968.6)  $ (6,212.6)   $ (6,551.1)

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                   YEARS ENDED DECEMBER 31,
                                             -----------------------------------
                                               2003        2002         2001
                                             ----------  ----------  -----------
                                                        (IN MILLIONS)
Cash flows from financing activities:
 Dividend paid to parent company . . . . . . $  (100.0)  $  (111.0)   $  (250.0)
 Universal life and investment-type
  contract deposits. . . . . . . . . . . . .   7,681.5     8,999.4     10,520.3
 Universal life and investment-type
  contract maturities and withdrawals. . . .  (6,970.5)   (5,505.4)    (8,271.8)
 Issuance of consumer notes. . . . . . . . .   1,260.2       290.2           --
 Issuance of short-term debt . . . . . . . .     148.9        92.8        105.4
 Issuance of long-term debt. . . . . . . . .        --        20.0          6.5
 Repayment of short-term debt. . . . . . . .    (158.0)     (110.6)       (23.0)
 Repayment of long-term debt . . . . . . . .      (6.0)      (57.7)       (29.9)
 Net decrease in commercial paper. . . . . .        --          --       (222.3)
                                             ---------   ---------    ---------
 Net cash provided by financing
  activities . . . . . . . . . . . . . . . .   1,856.1     3,617.7      1,835.2
                                             ---------   ---------    ---------
 Net increase (decrease) in cash and cash
  equivalents. . . . . . . . . . . . . . . .   1,729.9      (128.3)    (1,941.0)
Cash and cash equivalents at beginning of
 year. . . . . . . . . . . . . . . . . . . .     897.0     1,025.3      2,966.3
                                             ---------   ---------    ---------
Cash and cash equivalents at end of year . . $ 2,626.9   $   897.0    $ 1,025.3
                                             =========   =========    =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

John Hancock Life Insurance Company, (the Company), is a diversified financial services organization that provides a broad range of insurance and investment products and investment management and advisory services. The Company is a wholly owned subsidiary of John Hancock Financial Services (JHFS).

On September 28, 2003, JHFS entered into a definitive merger agreement with Manulife Financial Corporation (Manulife) which is expected to close early in the second quarter of 2004. In accordance with the agreement, each share of JHFS common stock will, at the time of the merger, be converted into the right to receive 1.1853 shares of Manulife stock. It is estimated that the shares of Manulife common stock to be issued to JHFS shareholders in the merger will represent approximately 42.6% of the outstanding Manulife common stock after the merger. The merger has been approved by JHFS' shareholders but the closing of the merger remains subject to certain conditions, including the approval by certain U.S. and Canadian regulatory authorities. Until the merger occurs, the Company will continue to operate independently of Manulife. Thereafter, the Company will operate as a subsidiary of Manulife. The John Hancock name will be
Manulife's primary U.S. brand.   This Form 10-K does not reflect or assume any
changes to JHFS', or the Company's, business which may occur as a result of the proposed merger with Manulife. For additional information, refer to JHFS and other related public filings with the U.S. SEC relating to the merger.

BASIS OF PRESENTATION

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates. All of the Company's United States Securities and Exchange Commission filings are available on the internet at www.sec.gov, under the name Hancock John Life.

Certain prior year amounts have been reclassified to conform to the current year presentation.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities, issues funding agreements to them, manages them as investment advisor, or performs other transactions with them or provides services for them. Please refer to the Recent Accounting Pronouncements section below for a discussion of new accounting guidance relative to VIEs.

In December 2001, the Company transferred both its remaining portion of John Hancock Canadian Holdings Limited and certain international subsidiaries held by the Company, with a carrying value at December 31, 2001 of $300.1 million, to its parent, John Hancock Financial Services, Inc. (JHFS or the Parent Company), which is a holding company, in the form of a dividend. The transfer was accounted for as a transfer of entities under common control. As a result of the transfer, all current and prior period consolidated financial data was restated to exclude the results of operations, financial position, and cash flows of these transferred foreign subsidiaries from the Company's financial statements. No gain or loss was recognized on the transaction.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

RECENT ACQUISITION / DISPOSAL ACTIVITY

The acquisitions described under the table below were recorded under the purchase method of accounting and, accordingly, the operating results have been included in the Company's consolidated results of operations from each date of acquisition. Each purchase price was allocated to the assets acquired and the liabilities assumed based on estimated fair values, with the excess, if any, of the applicable purchase price over the estimated fair values of the acquired assets and liabilities recorded as goodwill. These entities or books of business generally were acquired by the Company in execution of its plan to acquire businesses that have strategic value, meet its earnings requirements and advance the growth of its current businesses.

The disposal described under the table below was conducted in order to execute the Company's strategy to focus resources on businesses in which it can have a leadership position. The table below presents actual and proforma data for comparative purposes for the periods indicated to demonstrate the proforma effect of the acquisitions and disposal as if they occurred on January 1, 2001.

                                             YEARS ENDED DECEMBER 31,
                        -------------------------------------------------------------------
                           2003                   2002                   2001
                         PROFORMA      2003     PROFORMA      2002     PROFORMA       2001
                        -----------  --------  -----------  --------  -----------  ----------
                                                   (IN MILLIONS)
                        (UNAUDITED)            (UNAUDITED)            (UNAUDITED)
                        -----------            -----------            -----------
Revenue . . . . . . .    $7,261.3    $7,306.1   $6,406.9    $6,492.8   $7,043.5     $7,145.5
Net income. . . . . .    $  587.7    $  590.5   $  463.3    $  458.9   $  582.0     $  573.9

Acquisitions:

On December 31, 2002, the Company acquired the fixed universal life insurance business of Allmerica Financial Corporation (Allmerica) through a reinsurance agreement for approximately $104.3 million. There was no impact on the Company's results of operations from the acquired insurance business during 2002.

On April 2, 2001, a subsidiary of the Company, Signature Fruit Company, LLC (Signature Fruit), purchased certain assets and assumed certain liabilities out of the bankruptcy proceedings of Tri Valley Growers, Inc., a cooperative association, for approximately $53.0 million. The net losses related to the acquired operations included in the Company's results from the date of acquisition through December 31, 2001 were $3.4 million.

Disposal:

On June 19, 2003, the Company agreed to sell its group life insurance business through a reinsurance agreement with Metropolitan Life Insurance Company, Inc. (MetLife). The Company is ceding all activity after May 1, 2003 to MetLife. The transaction was recorded as of May 1, 2003 and closed November 4, 2003.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

INVESTMENTS

The Company classifies its debt and equity investment securities into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and mandatorily redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Those bonds and mortgage-backed securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and are carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholders, amounts credited to the policyholder dividend obligation, and applicable taxes. Interest income is generally recorded on an accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary and such adjustments are reported as a component of net realized investment and other gains (losses).

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and non-mandatorily redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company has classified as available-for-sale, unrealized gains and losses are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses). Gains and losses, both realized and unrealized, on equity securities classified as trading are included in net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is then recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any change to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed.
  The carrying value of the Company's other real estate to be disposed of was $28.5 million and $143.8 million at December 31, 2003 and 2002, respectively and is reported in real estate in the Investment section of the consolidated balance sheets. On March 14, 2003 the Company sold three of it Home Office complex properties and entered into a long-term lease on its parking garage to Beacon Capital Partners for $910.0 million. See Note 9 - Sale\Leaseback Transaction and Other Lease Obligations.

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments are carried at amortized cost, which approximates fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholder accounts, and amounts credited to the policyholder dividend obligation.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities. All derivative instruments are carried on the consolidated balance sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any change in fair value of the derivative instrument as well as the offsetting change in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated derivative gain or loss included in other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) are costs that vary with, and are related primarily to, the production of new insurance business and have been deferred to the extent that they are deemed recoverable. Such costs include sale commissions, certain costs of policy issue and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2003, the Company's DAC was deemed recoverable.

Similarly, any amounts assessed as initiation fees, or front-end loads are
recorded as unearned revenue.   For non-participating term life and long-term
care insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are being amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies.

Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and revenues are being amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset-based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity investment returns. The Company also assumes that historical variances from the long-term rate of investment return will reverse over the next five-year period. The resulting rates for the next five years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

The effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. At December 31, 2003, the average discount rate was 8.4% for participating traditional life insurance products and 6.0% for universal life products. The total amortization period was 30 years for both participating traditional life insurance products and universal life products.

As of September 30, 2002, the Company changed several future assumptions with respect to the expected gross profits in its variable life and variable annuity businesses. First, we lowered the long-term growth rate assumption from 9%, to 8%, gross of fees. Second, we lowered the average growth rates for the next five years from the mid-teens to 13%, we increased certain fee rates on these policies (the variable services trust (VST) fee increase). Total amortization of DAC, including the acceleration of amortization of DAC from the assumption changes mentioned above, was $298.3 million, $313.4 million and $249.0 million for the years ended December 31, 2003, 2002 and 2001, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

Amortization of DAC is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of DAC; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of DAC as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains (losses), management believes that presenting realized investment gains and losses net of related amortization of DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

REINSURANCE

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Refer to
Note 11 - Reinsurance for additional disclosures regarding this topic.

GOODWILL AND OTHER INTANGIBLE ASSETS

The excess of cost over the fair value of net assets of businesses acquired in business combinations (goodwill) is recognized as indefinite-lived intangible assets which are included in other assets in the consolidated balance sheets. Starting in 2002, goodwill was no longer amortized, rather it is reviewed for impairment annually using valuation models based on earnings and book value multiples referencing similar multiples of publicly traded peers. Goodwill is also reviewed whenever significant events or changing circumstances indicate that an impairment may exist. Prior to 2002, goodwill relating to acquisitions completed before July 1, 2001 was amortized on a systematic basis over periods not exceeding 40 years.

The Company records intangible assets representing the present value of estimated future profits of insurance policies enforce related to businesses acquired. These assets are recorded as the value of business acquired (VOBA), and are included in other assets in the consolidated balance sheets. VOBA is amortized over the related policy periods, up to 30 years. VOBA amortization expense is recognized each period in proportion to the change in the present value of expected gross profits, or in proportion to the recognition of premiums related to the policies acquired, depending on the nature of the policies acquired.

The cost of mutual fund investment management contracts acquired is recorded as indefinite-lived intangible assets and are included in other assets in the consolidated balance sheets. These management contract intangible assets are not amortized, instead they are reviewed for impairment using a testing regimen similar to that used for goodwill. Refer to Note 18 - Goodwill and Other Intangible Assets for presentation of summarized financial information regarding all of these intangible assets.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

FUTURE POLICY BENEFITS AND POLICYHOLDERS' FUNDS

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 2.5% to 6.3%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.5% to 9.5% for life insurance liabilities, from 2.0% to 14.0% for individual annuity liabilities and from 1.1% to 13.8% for group annuity liabilities.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management. Interest rates used in establishing such liabilities range from 6.0% to 8.5%.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 8.0% for universal life products and from 1.1% to 13.8% for investment-type products.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

Major components of policyholders' funds presented in the consolidated balance sheets are summarized as follows:

                                                             DECEMBER 31,
                                                         --------------------
                                                           2003        2002
                                                         ---------  -----------
                                                            (IN MILLIONS)
Liabilities for policyholders' funds
Guaranteed investment contracts. . . . . . . . . . . .   $ 4,770.2   $ 5,952.4
U.S. funding agreements. . . . . . . . . . . . . . . .       144.4       143.4
Global funding agreements backing medium-term notes. .    11,908.1    12,264.7
Other investment-type contracts. . . . . . . . . . . .     2,485.2     2,274.3
                                                         ---------   ---------
 Total liabilities for investment-type contracts . . .    19,307.9    20,634.8
Liabilities for individual annuities . . . . . . . . .        60.5        54.8
Universal life and other reserves. . . . . . . . . . .     2,325.1     1,881.4
                                                         ---------   ---------
 Total liabilities for policyholders' funds. . . . . .   $21,693.5   $22,571.0
                                                         =========   =========


GLOBAL FUNDING AGREEMENTS

The Company has two distribution programs for global funding agreements that back medium-term notes sold world-wide. Under these programs, global funding agreements are purchased by special purpose entities (SPEs) that fund their purchases of the global funding agreements with the proceeds from their issuance of medium-term notes to investors. These entities pledge the global funding agreements as security for the repayment of their medium-term notes, but the notes are non-recourse to the Company and its subsidiaries. Under the two distribution programs, as of December 31, 2003 and 2002, the Company had $12.5 billion and $12.0 billion, respectively, of global funding agreements outstanding. These global funding agreements are investment products that pay a stated rate of interest on the principal amount and repay the principal at maturity, and may not be terminated or surrendered prior to maturity. Claims for principal and interest under these global funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under the insolvency provisions of the Massachusetts Insurance Laws. If a medium-term note issued by one of the SPEs is denominated in a currency different from the currency of the related global funding agreement, the Company also enters into a currency swap with the SPE and a third party to match currencies. Similarly, the Company may enter into an interest rate swap with the SPE and a third party to match the interest rate characteristics of the global funding agreement to those of the related medium-term note.

Under the first program, established in May 1998 for $2.5 billion, expanded to $7.5 billion in 1999, an SPE issued medium-term notes in Europe, Asia and Australia. As of December 31, 2003 and 2002, there was $3.8 billion and $3.8 billion, respectively, outstanding under this program. This SPE is consolidated in the Company's financial statements. The medium-term notes issued by this SPE are reported with global funding agreements in the Company's consolidated balance sheets.

Under the second program, established in June 2000, for $5.0 billion, expanded to $7.5 billion in 2001 and expanded again to $10.0 billion in 2002, and expanded again to $12.5 billion in June 2003, an SPE issued medium-term notes in Europe, Asia, and to institutional investors in the United States. As of December 31, 2003 and 2002, there was $8.7 billion and $8.2 billion, respectively, outstanding under this program. This SPE is a qualifying special purpose entity (QSPE) in accordance with SFAS No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities", and is therefore not consolidated in the Company's financial statements. The funding agreements backing the related medium-term notes are included in policyholders' funds in the Company's consolidated balance sheets.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

At December 31, 2003, the annual contractual maturities of global funding agreements on notes issued under both programs were as follows: 2004 - $2,104.5 million; 2005 - $2,547.0 million; 2006 - $2,884.6 million; 2007 - $661.6 million; 2008 - $1,448.2; 2009 and thereafter - $2,860.6 million.

PARTICIPATING INSURANCE

Participating business represents approximately 80.9%, 81.6% and 76.6% of the Company's life insurance in force, 96.2%. 96.3% and 98.1%, of the number of life insurance policies in force, and 94.3%, 92.5% and 92.1%, of life insurance premiums in 2003, 2002 and 2001, respectively.

The portion of earnings allocated to participating pension contractholders and closed block policyholders that cannot be expected to inure to the Company is excluded from net income and shareholder's equity.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company. For policies included in the closed block, expense experience is not included in determining policyholders' dividends.

REVENUE RECOGNITION

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due. Premiums from group life and health insurance contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

Investment advisory, transfer agent, distribution and service fees are recognized as revenues when services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income in the year received. Selling commissions paid to the selling broker/dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods not exceeding six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

STOCK-BASED COMPENSATION

The Company applied the recognition and measurement provisions of Accounting Principles Board (APB) Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations in accounting for stock-based
compensation grants made prior to January 1, 2003.   Prior to January 1, 2003
the Company recognized compensation expense at the time of the grant or over the vesting period for grants of non-vested stock to employees and non-employee board members and grants of stock options to non-employee general agents and has continued this practice. All options granted under those plans had an exercise price equal to the market value of the Company's common stock on the date of grant. Effective January 1, 2003, The Company adopted the fair value provisions of Statement of Financial Accounting Standards (SFAS) No. 123, "Accounting for Stock-Based Compensation," and is utilizing the transition provisions described in SFAS No. 148, on a prospective basis to awards granted after December 31, 2002. The following table illustrates the pro forma effect on net income and earnings per share if the Company had applied the fair value recognition provisions of SFAS No. 123, to all stock-based employee compensation.

                                                                     YEARS ENDED DECEMBER 31,
                                                                     -------------------------
                                                                      2003     2002      2001
                                                                     -------  -------  ---------
                                                                           (IN MILLIONS)
Net income, as reported. . . . . . . . . . . . . . . . . . . . . .   $590.5   $458.9    $573.9
Add: Stock-based employee compensation expense included in reported
 net income, net of related tax effects. . . . . . . . . . . . . .     14.4      3.5       1.0
 Deduct: Total stock-based employee compensation expense determined under fair value method for all awards, net of related tax effects
 (unaudited) . . . . . . . . . . . . . . . . . . . . . . . . . . .     39.5     57.6      34.3
                                                                     ------   ------    ------
Pro forma net income (unaudited) . . . . . . . . . . . . . . . . .   $565.4   $404.8    $540.6
                                                                     ======   ======    ======


FEDERAL INCOME TAXES

The provision for Federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. Refer to Note 6 - Income Taxes for additional disclosures on this topic.

FOREIGN CURRENCY TRANSLATION

The assets and liabilities of operations in foreign currencies are translated into United States dollars at current exchange rates. Revenues and expenses are translated at average rates during the year. The resulting net translation adjustments for each year are accumulated and included in shareholder's equity. Gains or losses on foreign currency transactions are reflected in earnings.

SEVERANCE

During 2003, the Company continued its ongoing Competitive Position Project (the project). This project was initiated in the first quarter of 1999 to reduce costs and increase future operating efficiency by consolidating portions of the Company's operations and continued through early 2004. The project consists primarily of reducing staff in the Home Office and terminating certain operations outside the home office.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

Since the inception of the project as well as from similar initiatives such as our information technology outsourcing and the sale of the Home Office real estate, approximately 1,530 employees have been terminated or identified for termination. Benefits paid since the inception of the project were $107.3 million through December 31, 2003. As of December 31, 2003 and 2002, the liability for employee termination costs, included in other liabilities was $12.0 million and $12.4 million, respectively. Employee termination costs, net of related pension curtailment and other post employment benefit related gains, are included in other operating costs and expenses and were $13.0 million, $18.6 million and $40.0 million for the years ended December 31, 2003, 2002, and 2001, respectively. The total employee termination costs for year ended December 31, 2003 included an estimated $5.0 million for planned terminations related to our information technology outsourcing.

CUMULATIVE EFFECT OF ACCOUNTING CHANGES

FASB Derivatives Implementation Group Issue No. B36-Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments

The Company adopted DIG B36 on October 1, 2003, which resulted in a decrease in shareholders' equity of $179.0 million (net of tax of $96.4 million). The Company recorded a reduction in net income of $279.0 million (net of tax of $150.2 million) partially offset by an increase in other comprehensive income of $99.9 million (net of tax of $53.8 million) which were recorded as the cumulative effects of an accounting change, on October 1, 2003. For additional discussion of DIG B-36, refer to its discussion in the Recent Accounting Pronouncements section below.

Statement of Financial Accounting Standards No. 87- Employers' accounting for pensions

During the first quarter of 2001, the Company changed the method of accounting for the recognition of deferred gains and losses considered in the calculation of the annual expense for its employee pension plan under SFAS No. 87, "Employers' Accounting for Pensions," and for its postretirement health and welfare plans under SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." The Company changed the method of recognizing gains and losses from deferral within a 10% corridor and amortization of gains outside this corridor over the future working careers of the participants to deferral within a 5% corridor and amortization of gains and losses outside this corridor over the future working careers of the participants. The new method is preferable because in the Company's situation, it produces results that respond more quickly to changes in the market value of the plan assets while providing some measure to mitigate the impact of extreme short term swings in those market values. As a result, on January 1, 2001, the Company recorded a credit of $18.6 million (net of tax of $9.9 million), related to its employee benefit pension plans, and a credit of $4.7 million (net of tax of $2.6 million) related to its postretirement health and welfare plans. The total credit recorded as a cumulative effect of an accounting change was $23.3 million (net of tax of $12.5 million) for the year ended December 31, 2001. This change in accounting increased net income for the year ended December 31, 2001 by $4.4 million. The unaudited pro forma results for the year ended December 31, 2001, assuming this change in accounting had taken place as of the beginning of 2001, would not be materially different from the reported results.

Statement of Financial Accounting Standards No. 133 - Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities", an amendment of FASB Statement No. 133

 On January 1, 2001, the Company adopted SFAS No. 133, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of FASB Statement No. 133." The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $16.1 million (net of tax of $8.3 million) as of January 1, 2001. In addition, as of January 1, 2001, a $227.6 million (net of tax of $122.6 million) cumulative effect of accounting change was recorded in other comprehensive income for (1) the transition adjustment in the adoption of SFAS No. 133, as amended, an increase of $40.5 million (net of tax of $21.8 million), and (2) the reclassification of $12.1 billion in securities from the held-to-maturity category to the available-for-sale category, an increase of $187.1 million (net of tax of $100.8 million).

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

RECENT ACCOUNTING PRONOUNCEMENTS

FASB Interpretation No. 46 (revised December 2003)-Consolidation of Variable Interest Entities, an Interpretation of ARB
No. 51

In December, 2003, the FASB re-issued Interpretation 46 "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51," (FIN 46R) which clarifies the consolidation accounting guidance of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," (ARB No. 51) to certain entities for which controlling financial interests are not identifiable by reference to ownership of the equity of the entity. Such entities are known as variable interest entities (VIEs). Controlling financial interests of a VIE are typified by the defined as exposure of a party to the VIE to a majority of either the expected variable losses or expected variable returns of the VIE, or both. Such party is the primary beneficiary of the VIE and FIN 46R requires that the primary beneficiary of a VIE consolidate the VIE. FIN 46R also requires certain disclosures for significant relationships with VIEs, whether or not consolidation accounting is either used or anticipated. The consolidation requirements of FIN 46R apply as of December 31, 2003 for entities considered to be special purpose entities (SPEs), and otherwise will be applicable at March 31, 2004,

The Company has categorized its FIN 46R consolidation candidates into three categories- 1) Collateral Debt Obligation funds we manage (CDO funds or CDOs), which are SPEs, 2) low-income housing properties (the Properties) which are not SPEs, and 3) assorted other entities (Other Entities) which are not SPEs. The Company has determined that it should not consolidate any of the CDO funds, therefore the adoption of FIN 46R for the CDO funds had no impact on the Company's consolidated financial position, results of operations or cash flows.
 The Company is re-evaluating whether it should consolidate any of the Properties based on FIN 46R, and is still evaluating the Other Entities, and is also evaluating the future potential impact of consolidating any of them.

Additional liabilities recognized as a result of consolidating VIEs with which the Company is involved would not represent additional claims on the general assets of the Company; rather, they would represent claims against additional assets recognized by the Company as a result of consolidating the VIEs. Conversely, additional assets recognized as a result of consolidating these VIEs would not represent additional assets which the Company could use to satisfy claims against its general assets, rather they would be used only to settle additional liabilities recognized as a result of consolidating the VIEs. Refer to Note 4-Relationships with Variable Interest Entities for a more complete discussion of the Company's relationships with VIEs, their assets and liabilities, and the Company's maximum exposure to loss as a result of its involvement with them.

Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts

On July 7, 2003, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts" (SOP 03-1).
 SOP 03-1 provides guidance on a number of topics unique to insurance enterprises, including separate account presentation, interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization benefits, and sales inducements to contract holders.

SOP 03-1 will be effective for the Company's financial statements on January 1, 2004. The Company is currently evaluating the impact of adopting SOP 03-1 on its consolidated financial position, results of operations and cash flows.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

Statement of Financial Accounting Standards No. 150 - Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity

In May 2003, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" (SFAS No. 150).
 SFAS No. 150 changes the accounting for certain financial instruments that, under previous guidance, issuers could account for as equity. It requires that certain financial instruments be classified as liabilities on issuer balance sheets, including those instruments that are issued in shares and are mandatorily redeemable, those instruments that are not issued in shares but give the issuer an obligation to repurchase previously issued equity shares, and certain financial instruments that give the issuer the option of settling an
obligation by issuing more equity shares.   The adoption of SFAS No. 150 had no
impact on the Company's consolidated financial position, results of operations or cash flows.

Statement of Financial Accounting Standards No. 149 - Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities

In April 2003, the FASB issued Statement of Financial Accounting Standards No. 149, "Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities" (SFAS No. 149). SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). In particular, SFAS No. 149 clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative, clarifies when a derivative contains a financing component, amends the definition of an underlying to conform it to language used in FASB Interpretation No. 45 -- "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" and amends certain other existing pronouncements. SFAS No. 149 was effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 had no impact on the Company's consolidated financial position, results of operations or cash flows.

FASB Derivatives Implementation Group Issue No. B36 -- Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments

In April 2003, the FASB's Derivatives Implementation Group (DIG) released SFAS No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness
of the Obligor under Those Instruments" (DIG B36).   DIG B36 addresses whether
SFAS No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest and/or other investment results are determined by reference to a specific pool of assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation under SFAS No. 133. Under SFAS No. 133, bifurcation requires that the embedded derivative be held at fair value and that changes in fair value be charged or credited to income. The effective date of DIG B36 was October 1, 2003.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

On October 1, 2003, the Company adopted DIG B36 and determined that certain of its reinsurance contracts and participating pension contracts contain embedded derivatives. In accordance with DIG B36, the Company bifurcated each of the contracts into its debt host and embedded derivative (total return swap) and recorded the embedded derivative at fair value on the balance sheet with changes in fair value recorded in income. In the case of the Company, DIG B36 results in the establishment of derivative liabilities based on the fair value of all the underlying assets of the respective contracts, including both the assets recorded at amortized cost and the assets recorded at fair value on the balance sheet. With respect to the underlying assets held at amortized cost, current guidance does not permit adjustments to record the fair value of all of these assets. However, the Company's implementation of DIG B36 required embedded derivatives based on the fair value of those assets to be recorded in income.
 The Company recorded derivative liabilities aggregating $429.2 million based on the fair value of the assets underlying these contracts. Of this total liability, $123.1 million related to assets held at amortized cost without any adjustment recorded to recognize the change in the fair value of the asset.
 Prior to the adoption of DIG B36, the Company had established, through other comprehensive income, a reserve for its participating pension contracts to recognize the impact on contractholder liabilities of the realization of unrealized gains on assets backing those contracts. With the adoption of DIG B36, this reserve is no longer required and is replaced by the recognition of the fair value of the embedded derivative in income. The adoption of DIG B36 resulted in a decrease in shareholders' equity of $179.0 million (net of tax of $96.4 million). The Company recorded a reduction in net income of $279.0 million (net of tax of $150.2 million) partially offset by an increase in other comprehensive income of $99.9 million (net of tax of $53.8 million) which were recorded as the cumulative effects of an accounting change.

Statement of Financial Accounting Standards No. 148 -- Accounting for Stock-Based Compensation -- Transition and Disclosure, an amendment of FASB Statement No. 123

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation -- Transition and Disclosure, an amendment of FASB Statement No. 123." SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based employee compensation which is an optional alternative method of accounting presented in SFAS No. 123, "Accounting for Stock Based Compensation." In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require more prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148's amendment of the transition and annual disclosure provisions of SFAS No. 123 is effective for fiscal years ending after December 2002. The Company adopted the fair value provisions of SFAS No. 123 on January 1, 2003 and utilized the transition provisions described in SFAS No. 148, on a prospective basis to awards granted after December 31, 2002 for its participation in JHFS' stock compensation plans. In 2003 JHFS granted 630,000 stock options to senior management of the Company and the Company recorded $1.2 million, net of tax of $0.6 million, of related compensation expense. The Company has adopted the disclosure provisions of SFAS No. 148, see Note 1-Summary of Significant Accounting Policies, Stock-Based Compensation above.

For the periods prior to January 1, 2003, Accounting Principles Board Opinion
(APB) No. 25, "Accounting for Stock Issued to Employees" was applied. APB No. 25 provides guidance on how to account for the issuance of stock and stock options to employees. Under APB No. 25, Compensation cost for stock options, if any, is measured as the excess of the quoted market price of JHFS' stock at the date of grant over the amount an employee must pay to acquire the stock under APB No. 25. Compensation cost is recognized over the requisite vesting periods based on market value on the date of grant. APB No. 25 was amended by SFAS No. 123 to require pro forma disclosures of net income and earnings per share as if a "fair value" based method was used.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

FASB Interpretation No. 45 -- Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires certain types of guarantees to be recorded by the guarantor as liabilities, at fair value. This differs from previous practice, which generally required recognition of a liability only when a potential loss was deemed to be probable and was reasonably estimable in amount. FIN 45 does not apply to guarantees that are accounted for under existing insurance accounting principles. FIN 45 requires more extensive disclosures of certain other types of guarantees, including certain categories of guarantees which are already accounted for under specialized accounting principles, such as SFAS No. 133, even when the likelihood of making any payments under the guarantee is remote.

FIN 45's disclosure requirements are effective for financial statements of interim or annual periods ending after December 31, 2002. Refer to Note 13-Commitments, Guarantees and Contingencies. Initial recognition and initial measurement provisions are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 had no impact on the Company's consolidated financial position, results of operations or cash flows.

Statement of Financial Accounting Standards No. 146-Accounting for Costs Associated with Exit or Disposal Activities

In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires recognition of a liability for exit or disposal costs, including restructuring costs, when the liability is incurred rather than at the date of an entity's commitment to a formal plan of action. SFAS No. 146 applies to one-time termination benefits provided to current employees that are involuntarily terminated under the terms of a one-time benefit arrangement. An ongoing benefit arrangement is presumed to exist if a company has a past practice of providing similar benefits. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. The adoption of SFAS No. 146 had no impact on the Company's consolidated financial position, results of operations or cash flows.

Statement of Financial Accounting Standards No. 142-Goodwill and Other Intangible Assets

 In January 2002, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized against earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. The Company has performed the required impairment tests of goodwill and management contracts as of September 30, 2003, based on the guidance in SFAS No. 142. The Company evaluated the goodwill and indefinite lived management contracts of each reporting unit for impairment using valuations of reporting units based on earnings and book value multiples and by reference to similar multiples of publicly traded peers. No goodwill or management contract impairments resulted from these required impairment tests.

EITF Issue 01-10 -- Accounting for the Impact of the Terrorist Attacks of September 11, 2001

 In September 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue 01-10, "Accounting for the Impact of the Terrorist Attacks of September 11, 2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities, which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the Company's consolidated financial position, results of operations or cash flows.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

Statement of Financial Accounting Standards No. 141-Business Combinations

 In June 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method, the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill, and prohibits the amortization of goodwill relating to acquisitions completed after July 1, 2001. SFAS No. 141 is effective for business combinations initiated after June 30, 2001. Adoption of SFAS No. 141 had no impact on the Company's consolidated financial position, results of operations or cash flows.

EITF Issue No. 99-20-Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets

In January 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." Issue 99-20 requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and specifies evaluation methods with which to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material financial impact on the Company's consolidated financial position, results of operations or cash flows.

CODIFICATION

In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company and its domestic life insurance subsidiaries use to prepare their statutory-basis financial statements. The states of domicile of the Company and its domestic life insurance subsidiaries have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. Implementation of Codification did not have a material impact on the Company's domestic life insurance subsidiaries' statutory-basis capital and surplus, and these companies remain in compliance with all regulatory and contractual obligations.

NOTE 2 -- RELATED PARTY TRANSACTIONS

Certain directors of the Company are members or directors of other entities that periodically perform services for or have other transactions with the Company. Such transactions are either subject to bidding procedures or are otherwise entered into on terms comparable to those that would be available to unrelated third parties and are not material to the Company's consolidated financial position, results of operations or cash flows.

The Company provides JHFS, its parent, with personnel, property, and facilities in carrying out certain of its corporate functions. The Company annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in other operating costs and expenses within the Company's income statements. The Company charged JHFS service fees of $21.0 million, $23.0 million and $28.5 million for the years ending December 31, 2003, 2002 and 2001, respectively. As of December 31, 2003, JHFS was current in its payments to the Company related to these services.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 2 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

The Company provides certain administrative and asset management services to its pension plans and employee welfare trust (the Plans). Fees paid to the Company for these services were $5.7 million, $6.9 million and $8.4 million during the years ended December 31, 2003, 2002 and 2001, respectively.

During the years ended December 31, 2003 and 2002, the Company paid $24.8 million and $180.0 million, respectively, in premiums to an affiliate, John Hancock Insurance Company of Vermont (JHIC of Vermont) for certain insurance services. All of these were in Trust Owned Health Insurance (TOHI) premiums, a funding vehicle for postretirement medical benefit plans, which offers customers an insured medical benefit-funding program in conjunction with a broad range of investment options.

The Company has reinsured certain portions of its long-term care insurance and group pension businesses with John Hancock Reassurance Company, Ltd. of Bermuda (JHReCo), an affiliate and wholly owned subsidiary of JHFS. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a funds withheld basis where the related financial assets remain invested at the Company. During the fourth quarter of 2003, the reinsurance agreement covering pension contracts was converted to a modified coinsurance agreement. As a result, the Company recorded a liability for coinsurance amounts withheld from JHReCo of $994.5 million and $1,631.5 million at December 31, 2003 and 2002, respectively, which are included with other liabilities in the consolidated balance sheets and recorded reinsurance recoverable from JHReCo of $1,421.1 million and $2,043.7 million at December 31, 2003 and 2002, respectively, which are included with other reinsurance recoverables on the consolidated balance sheets. Premiums ceded to JHReCo were $868.7 million, $596.8 million and $740.8 million during the years ended December 31, 2003, 2002 and 2001 respectively.

During the year ended 2002, the Company reinsured certain portions of its group pension businesses with an affiliate, JHIC of Vermont. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a modified coinsurance basis where the related financial assets remain invested at the Company. As a result, the Company recorded a liability for reinsurance recoverable from JHIC of Vermont of $157.2 million and $98.6 million at December 31, 2003 and 2002, which is included with other liabilities in the consolidated balance sheets. At December 31, 2003, the Company had not recorded any outstanding reinsurance receivables from JHIC of Vermont. Reinsurance recoverable is typically recorded with other reinsurance recoverables on the consolidated balance sheet. Premiums ceded by the Company to JHIC of Vermont were $0.8 million during the years ended December 31, 2003 and 2002.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

                                                    YEARS ENDED DECEMBER 31,
                                                 ------------------------------
                                                   2003       2002        2001
                                                 ---------  ---------  -----------
                                                         (IN MILLIONS)
NET INVESTMENT INCOME
Fixed maturities . . . . . . . . . . . . . . .   $3,228.7   $3,017.3    $2,721.2
Equity securities. . . . . . . . . . . . . . .       19.7       10.6        29.7
Mortgage loans on real estate. . . . . . . . .      772.0      775.8       774.4
Real estate. . . . . . . . . . . . . . . . . .       57.8       72.1        67.7
Policy loans . . . . . . . . . . . . . . . . .      123.0      120.1       118.4
Short-term investments . . . . . . . . . . . .       16.5       20.5        73.9
Other. . . . . . . . . . . . . . . . . . . . .     (230.2)    (210.4)      101.4
                                                 --------   --------    --------
Gross investment income. . . . . . . . . . . .    3,987.5    3,806.0     3,886.7
 Less investment expenses. . . . . . . . . . .      188.1      225.0       240.5
                                                 --------   --------    --------
Net investment income. . . . . . . . . . . . .   $3,799.4   $3,581.0    $3,646.2
                                                 --------   --------    --------
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES), NET OF RELATED AMORTIZATION OF
 DEFERRED POLICY ACQUISITION COSTS, AMOUNTS
 CREDITED TO THE POLICYHOLDER DIVIDEND
 OBLIGATION AND AMOUNTS CREDITED TO
 PARTICIPATING PENSION CONTRACTHOLDERS
Fixed maturities . . . . . . . . . . . . . . .   $ (392.8)  $ (660.9)   $ (392.6)
Equity securities. . . . . . . . . . . . . . .       69.9      101.2       165.7
Mortgage loans on real estate and real estate
 to be disposed of . . . . . . . . . . . . . .      244.1       (7.9)      (71.2)
Derivatives and other invested assets. . . . .       81.2       43.0        48.2
Amortization adjustment for deferred policy
 acquisition costs . . . . . . . . . . . . . .       (6.1)      38.9        29.4
Amounts credited to the policyholder dividend
 obligation. . . . . . . . . . . . . . . . . .       58.5       11.9        17.0
Amounts credited to participating pension
 contractholders . . . . . . . . . . . . . . .        3.4       23.3       (42.3)
                                                 --------   --------    --------
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs, amounts
 credited to the policyholder dividend
 obligation and amounts credited to
 participating pension contractholders . . . .   $   58.2   $ (450.5)   $ (245.8)
                                                 ========   ========    ========


Gross gains of $606.9 million in 2003, $320.0 million in 2002 and $433.1 million in 2001 and gross losses of $233.8 million in 2003, $176.0 million in 2002 and $150.6 million in 2001, were realized on the sale of available-for-sale securities.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below for the years indicated:

                                                                     GROSS       GROSS
                                                        AMORTIZED  UNREALIZED  UNREALIZED     FAIR
                                                          COST       GAINS       LOSSES       VALUE
                                                        ---------  ----------  ----------  -----------
                                                                       (IN MILLIONS)
DECEMBER 31, 2003
HELD-TO-MATURITY:
Corporate securities. . . . . . . . . . . . . . . . .   $ 1,144.5   $   21.3    $   18.3    $ 1,147.5
Mortgage-backed securities. . . . . . . . . . . . . .       344.2       21.5         0.4        365.3
Obligations of states and political subdivisions. . .          --         --          --           --
                                                        ---------   --------    --------    ---------
 Total fixed maturities held-to-maturity. . . . . . .   $ 1,488.7   $   42.8    $   18.7    $ 1,512.8
                                                        =========   ========    ========    =========
AVAILABLE-FOR-SALE:
Corporate securities. . . . . . . . . . . . . . . . .   $36,122.2   $2,698.7    $  304.1    $38,516.8
Mortgage-backed securities. . . . . . . . . . . . . .     6,852.0      284.0       143.4      6,992.6
Obligations of states and political subdivisions. . .       413.1       17.2         1.2        429.1
Debt securities issued by foreign governments . . . .       233.7       21.8         1.3        254.2
U.S. Treasury securities and obligations of U.S.
 government corporations and agencies . . . . . . . .       286.7        4.1         1.4        289.4
                                                        ---------   --------    --------    ---------
Fixed maturities available-for-sale . . . . . . . . .    43,907.7    3,025.8       451.4     46,482.1
Equity securities . . . . . . . . . . . . . . . . . .       249.9       83.6         0.4        333.1
                                                        ---------   --------    --------    ---------
 Total fixed maturities and equity securities
  available-for-sale. . . . . . . . . . . . . . . . .   $44,157.6   $3,109.4    $  451.8    $46,815.2
                                                        =========   ========    ========    =========

DECEMBER 31, 2002
HELD-TO-MATURITY:
Corporate securities. . . . . . . . . . . . . . . . .   $ 1,189.6   $   32.2    $    4.5    $ 1,217.3
Mortgage-backed securities. . . . . . . . . . . . . .       533.3       30.0         7.6        555.7
Obligations of states and political subdivisions. . .         4.1        0.1          --          4.2
                                                        ---------   --------    --------    ---------
 Total fixed maturities held-to-maturity. . . . . . .   $ 1,727.0   $   62.3    $   12.1    $ 1,777.2
                                                        =========   ========    ========    =========
AVAILABLE-FOR-SALE:
Corporate securities. . . . . . . . . . . . . . . . .   $33,569.7   $1,815.7    $1,156.2    $34,229.2
Mortgage-backed securities. . . . . . . . . . . . . .     6,874.2      384.0       268.4      6,989.8
Obligations of states and political subdivisions. . .       295.4       22.5          --        317.9
Debt securities issued by foreign governments . . . .       291.5       36.0         2.5        325.0
U.S. Treasury securities and obligations of U.S.
 government corporations and agencies . . . . . . . .       175.7        8.7          --        184.4
                                                        ---------   --------    --------    ---------
Fixed maturities available-for-sale . . . . . . . . .    41,206.5    2,266.9     1,427.1     42,046.3
Equity securities . . . . . . . . . . . . . . . . . .       307.5       69.4        27.3        349.6
                                                        ---------   --------    --------    ---------
 Total fixed maturities and equity securities
  available-for-sale. . . . . . . . . . . . . . . . .   $41,514.0   $2,336.3    $1,454.4    $42,395.9
                                                        =========   ========    ========    =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

The amortized cost and fair value of fixed maturities at December 31, 2003, by contractual maturity, are shown below:

                                                         AMORTIZED     FAIR
                                                           COST        VALUE
                                                         ---------  -----------
                                                            (IN MILLIONS)
HELD-TO-MATURITY:
Due in one year or less. . . . . . . . . . . . . . . .   $     3.5   $     3.8
Due after one year through five years. . . . . . . . .        29.8        37.6
Due after five years through ten years . . . . . . . .       251.0       257.9
Due after ten years. . . . . . . . . . . . . . . . . .       860.2       848.2
                                                         ---------   ---------
Mortgage-backed securities . . . . . . . . . . . . . .       344.2       365.3
                                                         ---------   ---------
 Total . . . . . . . . . . . . . . . . . . . . . . . .   $ 1,488.7   $ 1,512.8
                                                         =========   =========
AVAILABLE-FOR-SALE:
Due in one year or less. . . . . . . . . . . . . . . .   $ 2,023.6   $ 2,086.7
Due after one year through five years. . . . . . . . .    10,607.4    11,174.9
Due after five years through ten years . . . . . . . .    14,090.3    15,172.6
Due after ten years. . . . . . . . . . . . . . . . . .    10,334.4    11,055.3
                                                         ---------   ---------
Mortgage-backed securities . . . . . . . . . . . . . .     6,852.0     6,992.6
                                                         ---------   ---------
 Total . . . . . . . . . . . . . . . . . . . . . . . .   $43,907.7   $46,482.1
                                                         =========   =========


Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

The change in net unrealized gains (losses) on trading securities that has been included in earnings during 2003, 2002 and 2001 amounted to $0.1 million, $1.7 million and $(1.8) million, respectively.

The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 2003 and 2002, $426.9 million and $625.5 million, respectively, of the Company's securities, at market value, were on loan to various brokers/dealers, and were fully collateralized by cash and highly liquid securities. The market value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102.0% of the loaned securities' market value.

For 2003, 2002 and 2001, net investment income passed through to participating pension contractholders as interest credited to policyholders' account balances amounted to $161.7 million, $168.3 million and $170.5 million, respectively.

Depreciation expense on investment real estate was $1.5 million, $3.0 million and $4.6 million, in 2003, 2002, and 2001, respectively. Accumulated depreciation was $36.3 million and $49.4 million at December 31, 2003 and 2002, respectively.

ANALYSIS OF UNREALIZED LOSSES ON FIXED MATURITY SECURITIES

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

At the end of each quarter, our Investment Review Committee reviews all securities where market value is less than ninety percent of amortized cost for three months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head of portfolio management, the Chief Investment Officer and the Corporate Risk Officer who reports to the Chief Financial Officer. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below cost. The results of this analysis are reviewed by the Life Company's Committee of Finance, a subcommittee of the Life Company's Board of Directors, quarterly. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the risk that the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) information, or fraudulent financial statements, could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

UNREALIZED LOSSES ON FIXED MATURITY SECURITIES -- BY INVESTMENT AGE

                                                                                  AS OF DECEMBER 31, 2003
                                                                                --------------------------
                                                       LESS THAN 12 MONTHS           12 MONTHS OR MORE               TOTAL
                                                   ---------------------------  --------------------------  ----------------------
                                                    CARRYING                     CARRYING                     CARRYING
                                                     VALUE                        VALUE                        VALUE
                                                       OF                           OF                           OF
                                                   SECURITIES                   SECURITIES                   SECURITIES
                                                      WITH                         WITH                         WITH
                                                     GROSS                        GROSS                         GROSS
                                                   UNREALIZED       UNREALIZED  UNREALIZED      UNREALIZED   UNREALIZED  UNREALIZED
                                                      LOSS            LOSSES       LOSS           LOSSES        LOSS        LOSS
                                                   ----------       ----------  ----------      ----------   ----------  ----------
DESCRIPTION OF SECURITIES:
US Treasury obligations and direct obligations of
 U.S. government agencies. . . . . . . . . . . . .  $  268.6         $  (2.6)    $    1.5              --     $  270.1     $  (2.6)
Federal agency mortgage backed securities. . . . .   1,161.0           (39.4)       973.6         $(104.4)     2,134.6      (143.8)
Debt securities issued by foreign governments. . .     101.6            (1.3)          --              --        101.6        (1.3)
Corporate bonds. . . . . . . . . . . . . . . . . .   3,483.5          (106.0)     3,338.5          (216.4)     6,822.0      (322.4)
                                                    --------         -------     --------         -------     --------     -------
Total, debt securities . . . . . . . . . . . . . .   5,014.7          (149.3)     4,313.6          (320.8)     9,328.3      (470.1)
Common stocks. . . . . . . . . . . . . . . . . . .      32.8            (0.1)         7.7            (0.3)        40.5        (0.4)
                                                    --------         -------     --------         -------     --------     -------
Total. . . . . . . . . . . . . . . . . . . . . . .  $5,047.5         $(149.4)    $4,321.3         $(321.1)    $9,368.8     $(470.5)
                                                    ========         =======     ========         =======     ========     =======


Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse with the passage of time as the asset and derivative mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

As of December 31, 2003, the fixed maturity securities had a total gross unrealized loss of $324.2 million excluding basis adjustments related to hedging relationships. Of this total, $218.6 million is due to securities that have had various amounts of unrealized loss for more than nine months. Of this, $48.2 million comes from securities rated investment grade. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

As of December 31, 2003, $170.4 million of the $324.2 million resided in below investment grade securities with various amounts of unrealized loss for over nine months. At December 31, 2003, all of these securities were current as to the payments of principal and interest with the exception of 2 securities with a carrying value of $16.8 million and an unrealized loss of $18.3 million. Of the total $170.4 million, $88.2 million traded above 80% of amortized cost at December 31, 2003 and an additional $11.3 million traded above 80% of amortized cost within the last nine months, for a total of $99.5 million. Of the total, $58.1 million of this $99.5 million total comes from airline related bonds, an industry that continues to experience stress and hence has lagged the general recovery. While, as described earlier, we expect the secured nature of our positions to protect our value, the continued stress in this industry continues to be a concern.

The remaining portion of the unrealized loss, $70.9 million, arises from below investment grade securities that have traded below 80 percent of amortized cost for over nine months. All of these bonds, with the exception of the 2 securities mentioned above, are current on payments of principal and interest and we believe, based on currently available information that it is probable that these securities will continue to pay based on their original terms. We expect full recovery of principal and interest on the 2 securities on which interest is overdue. This interest was actually paid to the trustee, but the investors chose to use these payments for expenses related to protecting the collateral underlying the bonds rather than distribute them. We carefully track these investments to ensure our continued belief that their prices will recover.

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade bonds and hence the gross unrealized loss on the portfolio has been split between investment grade and below investment grade bonds in the above tables. The gross unrealized loss on below investment grade fixed maturity securities declined to $259.8 million at December 31, 2003 primarily due to the easing of credit concerns and the resulting spread tightening.

All sectors within the below investment grade portfolio saw a dramatic drop in gross unrealized losses. Most notable was the drop in the gross unrealized loss on the utility portfolio to $46.1 million as of December 31, 2003. While the overbuild in this sector will continue to pressure certain power regions and certain companies for several years, the industry is in much better shape after a year of sharply curtailed capital expenditures and general balance sheet strengthening.

We remain most concerned about the airline sector. We lend to this industry almost exclusively on a secured basis (approximately 99% of our loans are secured). These secured airline financings are of two types: Equipment Trust Certificates (ETC's) and Enhanced Equipment Trust Certificates (EETC's). The ETC's initially have an 80% loan-to-value ratio and the EETC senior tranches initially have a 40-50% loan-to-value and include a provision for a third party to pay interest for eighteen months from a default. For us to lose money on an ETC, three things must happen: the airline must default; the airline must decide it does not want to fly our aircraft, and the aircraft must be worth less than our loan. When lending to this industry, we underwrite both the airline and the aircraft. We've been lending to this industry in this fashion for 25 years through several economic cycles and have seen values on our secured airline bonds fall and recover thorough these cycles. EETC's are classified as asset-backed securities and they account for $58.6 million of the $143.8 million and of gross unrealized loss in the asset-backed and mortgage-backed securities category as of December 31, 2003. While the airline industry is making positive strides in reducing its cost structure, a significant recovery in this sector requires a growing economy and a pick up in business travel. In the most recent quarter ending December 31, 2003, most of the major carriers have reported improved financial results. This trend is encouraging and we expect it to continue barring any new terrorist events or a reversal of the course of the U.S. economy. We continue to expect that the senior secured nature of our loans to this industry will protect our holdings through this difficult time.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the fair value of the collateral at the date of foreclosure, which establishes a new cost basis.

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

                                                       BALANCE AT                          BALANCE AT
                                                       BEGINNING                             END OF
                                                        OF YEAR    ADDITIONS  DEDUCTIONS      YEAR
                                                       ----------  ---------  ----------  ------------
                                                                       (IN MILLIONS)
Year ended December 31, 2003
 Mortgage loans on real estate . . . . . . . . . . .     $ 61.7      $56.6      $ 52.4       $ 65.9
 Real estate to be disposed of . . . . . . . . . . .         --         --          --           --
                                                         ------      -----      ------       ------
Total. . . . . . . . . . . . . . . . . . . . . . . .     $ 61.7      $56.6      $ 52.4       $ 65.9
                                                         ======      =====      ======       ======
Year ended December 31, 2002
 Mortgage loans on real estate . . . . . . . . . . .     $112.8      $ 8.0      $ 59.1       $ 61.7
 Real estate to be disposed of . . . . . . . . . . .       83.6       29.6       113.2           --
                                                         ------      -----      ------       ------
Total. . . . . . . . . . . . . . . . . . . . . . . .     $196.4      $37.6      $172.3       $ 61.7
                                                         ======      =====      ======       ======
Year ended December 31, 2001
 Mortgage loans on real estate . . . . . . . . . . .     $ 81.6      $37.8      $  6.6       $112.8
 Real estate to be disposed of . . . . . . . . . . .       43.5       46.0         5.9         83.6
                                                         ------      -----      ------       ------
Total. . . . . . . . . . . . . . . . . . . . . . . .     $125.1      $83.8      $ 12.5       $196.4
                                                         ======      =====      ======       ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

At December 31, 2003 and 2001, the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                              DECEMBER 31,
                                                             ---------------
                                                              2003      2002
                                                             -------  ---------
                                                              (IN MILLIONS)
Impaired mortgage loans on real estate with provision for
 losses. . . . . . . . . . . . . . . . . . . . . . . . . .   $124.4    $ 57.2
Provision for losses . . . . . . . . . . . . . . . . . . .    (37.2)    (17.1)
                                                             ------    ------
Net impaired mortgage loans on real estate . . . . . . . .   $ 87.2    $ 40.1
                                                             ======    ======


The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                    -------------------------
                                                     2003     2002      2001
                                                    -------  -------  ---------
                                                          (IN MILLIONS)
Average recorded investment in impaired loans . .    $90.8    $74.9     $62.5
Interest income recognized on impaired loans. . .      3.4      5.0       8.4


The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $87.8 million and $54.8 million as of December 31, 2003 and 2002, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                   -------------------------
                                                    2003     2002       2001
                                                   -------  -------  ----------
                                                         (IN MILLIONS)
Expected . . . . . . . . . . . . . . . . . . . .    $7.6     $4.8      $24.3
Actual . . . . . . . . . . . . . . . . . . . . .     7.2      4.7       23.0

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

At December 31, 2003, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

                                                                  CARRYING AMOUNT                                  CARRYING AMOUNT
COLLATERAL PROPERTY TYPE                                           (IN MILLIONS)   GEOGRAPHIC CONCENTRATION         (IN MILLIONS)
----------------------------------------------------------------  ---------------  -----------------------------  -----------------
Apartments. . . . . . . . . . . . . . . . . . . . . . . . . . .     $ 1,461.8      East North Central . . . . .      $ 1,124.6
Hotels. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         438.6      East South Central . . . . .          414.4
Industrial. . . . . . . . . . . . . . . . . . . . . . . . . . .         944.1      Middle Atlantic. . . . . . .        1,458.3
Office buildings. . . . . . . . . . . . . . . . . . . . . . . .       2,463.2      Mountain . . . . . . . . . .          510.6
Retail. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2,096.2      New England. . . . . . . . .          874.3
Multi family. . . . . . . . . . . . . . . . . . . . . . . . . .           0.9      Pacific. . . . . . . . . . .        2,385.6
Mixed Use . . . . . . . . . . . . . . . . . . . . . . . . . . .         286.0      South Atlantic . . . . . . .        2,390.0
Agricultural. . . . . . . . . . . . . . . . . . . . . . . . . .       3,042.0      West North Central . . . . .          437.2
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         204.2      West South Central . . . . .        1,028.4
                                                                                   Canada/Other . . . . . . . .          313.6
Allowance for losses. . . . . . . . . . . . . . . . . . . . . .         (65.9)     Allowance for losses . . . .          (65.9)
                                                                    ---------                                        ---------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $10,871.1      Total. . . . . . . . . . . .      $10,871.1
                                                                    =========                                        =========


Mortgage loans with outstanding principal balances of $58.9 million, bonds with amortized cost of $254.0 million and real estate with a carrying value of $0.5 million were non-income producing for the year ended December 31, 2003.

SECURITIZATION ACTIVITY

The Company originates commercial mortgages and sells them to Commercial Mortgage Backed Securities Trusts (Trusts), and in certain cases, retains servicing rights to the mortgages sold. These Trusts are QSPEs in accordance with SFAS No. 140 and therefore, as transferor of financial assets to these Trusts, the Company is prohibited from using consolidation accounting for its relationships with them. During 2003, 2002 and 2001, the Company sold $529.8 million, $343.5 million and $542.9 million of commercial mortgage loans in securitization transactions, respectively, for which it received net proceeds of $541.4 million, $345.2 million and $546.5 million, respectively, from which it recognized pre-tax gains of $12.0 million, $1.9 million and $4.1 million, respectively, and from which it retained servicing assets of $0.4 million, $0.3 million and $0.5 million, respectively. The Company's mortgage servicing assets were valued, in the aggregate, at $1.4 million, and $1.3 million at December 31, 2003 and 2002, respectively.

During December, 2003, the Company securitized $277.6 million of below investment grade corporate bonds, most of which were below investment grade issues. All of the assets, which were previously owned by the Company, were transferred to a trust, Signature QSPE, Limited (the Trust), which the Company sponsored. The Trust is a QSPE in accordance with SFAS No. 140, and as transferor of assets to the Trust, the Company is prohibited from consolidating the Trust. The Company retained $140.0 million of notes issued by the Trust which were rated A1, and which are recorded as fixed maturities: available for sale on the consolidated balance sheets, and the Company retained $12.7 million of equity issued by the QSPE, which is unrated, and which is recorded in other invested assets on the consolidated balance sheets. The Company received net proceeds of $124.9 million, representing the proceeds from sales of notes issued by the Trust to unrelated parties, and the Company recorded a realized gain of $10.8 million on these proceeds. The Company recognized no servicing assets as a
result of this securitization.   All of the assets transferred from the Company
to the Trust were performing assets; none were delinquent or in default.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

The Company values retained security interests in securitizations, at time of issue and subsequently, using the same pricing methods as it uses for its existing investment portfolio. Fair value prices are obtained from an independent pricing service when available, and if not available are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.
 Refer to Note 16 - Fair Value of Financial Instruments below for further discussion of the Company's fair value methodologies. The Company values servicing rights by estimating future cash flows from the servicing assets using discount rates that approximate current market rates.

EQUITY METHOD INVESTMENTS

Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for using the equity method of accounting totaled $1,944.6 million and $1,380.7 million at December 31, 2003 and 2002, respectively. Total combined assets of such investments were $15,105.4 million and $14,302.6 million (consisting primarily of investments), and total combined liabilities were $1,583.8 million and $1,815.1 million (including $1,216.3 million and $1,171.5 million of loans payable) at December 31, 2003 and 2002, respectively. Total combined revenues and expenses of these investments in 2003 were $1,184.0 million and $940.3 million, respectively, resulting in $243.7 million of total combined income from operations. Total combined revenues and expenses of these investments in 2002 were $893.6 million and $1,108.1 million, respectively, resulting in $214.5 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2001 were $598.7 million and $633.0 million, respectively, resulting in $34.3 million of total combined loss from operations. Depending on the timing of receipt of audited financial statements of these other assets, the above financial data could be up to one year in arrears. Net investment income on investments accounted for on the equity method totaled $138.3 million, $64.8 million and $56.4 million in 2003, 2002, and 2001, respectively.

NOTE 4 -- RELATIONSHIPS WITH VARIABLE INTEREST ENTITIES

The Company has relationships with various types of special purpose entities
(SPEs) and other entities, some of which are variable interest entities (VIEs), in accordance with FIN 46R, as discussed in Note 1-Summary of Significant Accounting Policies above. Presented below are discussions of the Company's significant relationships with them, the Company's conclusions about whether the Company should consolidate them, and certain summarized financial information for these entities.

As explained in Note 1-Summary of Significant Accounting Policies above, additional liabilities recognized as a result of consolidating VIEs in which the Company is involved would not represent additional claims on the general assets of the Company; rather, they would represent claims against additional assets recognized by the Company as a result of consolidating the VIEs. These additional liabilities are non-recourse to the general assets of the Company. Conversely, additional assets recognized as a result of consolidating these VIEs would not represent additional assets which the Company could use to satisfy claims against its general assets, rather they would be used only to settle additional liabilities recognized as a result of consolidating the VIEs.

COLLATERALIZED DEBT OBLIGATIONS (CDOs). Since 1996, the Company has acted as investment manager to certain asset backed investment vehicles, commonly known as collateralized debt obligations (CDOs). The Company also invests in the debt and/or equity of these CDOs, and in the debt and/or equity of CDOs managed by others. CDOs raise capital by issuing debt and equity securities, and use their capital to invest in portfolios of interest bearing securities. The returns from a CDO's portfolio of investments are used by the CDO to finance its operations including paying interest on its debt and paying advisory fees and other expenses. Any net income or net loss is shared by the CDO's equity owners and, in certain circumstances where the Company manages the CDO, positive investment experience is shared by the Company through variable performance management fees. Any net losses are borne first by the equity owners to the extent of their investments, and then by debt owners in ascending order of subordination. Owners of securities issued by CDOs that are managed by the Company have no recourse to the Company's assets in the event of default by the CDO. The Company's risk of loss from any CDO it manages, or in which it invests, is limited to its investments in the CDO.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 4 -- RELATIONSHIPS WITH VARIABLE INTEREST ENTITIES -- (CONTINUED)

In accordance with previous consolidation accounting principles (now superceded by FIN 46R), the Company formerly consolidated a CDO only when the Company owned a majority of the CDO's equity. The Company is now required to consolidate a CDO when, in accordance with FIN 46R, the CDO is deemed to be a VIE, and the Company is deemed to be the primary beneficiary of the CDO. For those CDOs which are not deemed to be VIEs, the Company determines its consolidation status by
considering the control aspects of the equity classes of the CDOs.   The Company
has determined whether each CDO should be considered a VIE, and while most are VIEs, some are not. The Company has determined that it is not the primary beneficiary of any CDO which is a VIE, and for those that are not VIEs, the Company does not have controlling financial interests. Therefore, the Company will not use consolidation accounting for any of the CDOs which it manages.

The Company believes that its relationships with its managed CDOs are collectively significant, and accordingly provides, in the tables below, summary financial data for the CDOs and data relating to the Company's maximum exposure to loss as a result of its relationships with them. The Company has determined that it is not the primary beneficiary of any CDO in which it invests but does not manage and thus will not be required to consolidate any of those entities, and considers that its relationships with them are not collectively significant, therefore the Company has not disclosed data for them below. Credit ratings are provided by credit rating agencies, and relate to the debt issued by the CDOs in which the Company has invested.

                                                               DECEMBER 31,
                                                           -------------------
                                                             2003       2002
                                                           --------   --------
                                                              (IN MILLIONS)
TOTAL SIZE OF COMPANY-MANAGED CDOS
Total assets . . . . . . . . . . . . . . . . . . . . . .   $4,922.2   $6,220.9
                                                           ========   ========
Total debt . . . . . . . . . . . . . . . . . . . . . . .    4,158.2    3,564.4
Total other liabilities. . . . . . . . . . . . . . . . .      712.0    2,429.7
                                                           --------   --------
Total liabilities. . . . . . . . . . . . . . . . . . . .    4,870.2    5,994.1
Total equity . . . . . . . . . . . . . . . . . . . . . .       52.0      226.8
                                                           --------   --------
Total liabilities and equity . . . . . . . . . . . . . .   $4,922.2   $6,220.9
                                                           ========   ========


                                              DECEMBER 31,
                           -------------------------------------------------
                                         2003                      2002
                           -------------------------------   ---------------
                                     (IN MILLIONS, EXCEPT PERCENTS)
MAXIMUM EXPOSURE OF THE
 COMPANY TO LOSSES FROM
 COMPANY-MANAGED CDOS
Investments in tranches
 of Company-managed CDOs,
 by credit rating
 (Moody's/Standard &
 Poor's):
Aaa/AAA. . . . . . . . . .     $201.0            35.6%       $380.2     53.8%
Aa1/AA+. . . . . . . . . .       75.7            13.4            --       --
A3/A-. . . . . . . . . . .         --              --          14.5      2.1
Baa2/BBB . . . . . . . . .      218.0            38.8         218.0     31.0
Ba2/BB . . . . . . . . . .         --              --           7.0      1.0
B2 . . . . . . . . . . . .        8.0             1.4            --       --
B3/B-. . . . . . . . . . .         --              --           6.0      0.8
Caa1/CCC+. . . . . . . . .       13.2             2.3            --       --
Not rated (equity) . . . .       48.1             8.5          79.8     11.3
                               ------           -----        ------    -----
Total Company exposure . .     $564.0           100.0%       $705.5    100.0%
                               ======           =====        ======    =====

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 4 -- RELATIONSHIPS WITH VARIABLE INTEREST ENTITIES -- (CONTINUED)

LOW-INCOME HOUSING PROPERTIES. The Company generates income tax benefits by investing in apartment properties (the Properties) that qualify for low income housing and/or historic tax credits. The Company invests in the Properties directly, and also invests indirectly via limited partnership real estate investment funds (the Funds), which are consolidated into the Company's financial statements. The Properties are organized as limited partnerships or limited liability companies each having a managing general partner or a managing member. The Company is usually the sole limited partner or investor member in each Property; it is not the general partner or managing member in any Property.

The Properties typically raise additional capital by qualifying for long-term debt, which at times is guaranteed or otherwise subsidized by Federal or state agencies, or by Fannie Mae. In certain cases, the Company invests in the mortgages of the Properties, which are non-recourse to the general assets of the Company. In the event of default by a mortgagee of a Property, the mortgage is subject to foreclosure. Conversely, the assets of the Properties are not available to satisfy claims against the general assets of the Company. No Property in which the Company has been involved has undergone foreclosure. The Company's maximum loss in relation to the Properties is limited to its equity investment in the Properties, future equity commitments made, and where the Company is the mortgagor, the outstanding balance of the mortgages originated for the Properties, and outstanding mortgage commitments the Company has made to the Properties. The Company receives Federal income tax credits in recognition of its investments in each of the Properties for a period of ten years and in some cases, the Company receives distributions from the Properties which are based on a portion of the actual cash flows.

The Company had previously determined that the Properties are VIEs in accordance with FIN 46, as it was previously issued by the FASB, and that the Company is not the primary beneficiary of any of them, so the Company did not consolidate any of the Properties in the third fiscal quarter of 2003. However, the Company is currently re-evaluating whether the Properties are VIEs, and whether the Company is the primary beneficiary of any of them, in accordance with FIN 46R. The Company believes that it is reasonably possible that it may be required to consolidate one or more of the Properties. Accordingly the disclosures in the
tables below are provided.   The table below presents summary financial data for
the Properties, and data relating to the Company's maximum exposure to loss as a result of its relationships with them.

                                                                 DECEMBER 31,
                                                               ---------------
                                                                2003     2002
                                                               ------   ------
                                                                (IN MILLIONS)
TOTAL SIZE OF THE PROPERTIES/(1)/
Total assets . . . . . . . . . . . . . . . . . . . . . . . .   $982.7   $682.2
                                                               ======   ======
 Total debt. . . . . . . . . . . . . . . . . . . . . . . . .    576.3    396.4
 Total other liabilities . . . . . . . . . . . . . . . . . .    116.6    101.8
                                                               ------   ------
Total liabilities. . . . . . . . . . . . . . . . . . . . . .    692.9    498.2
Total equity . . . . . . . . . . . . . . . . . . . . . . . .    289.8    184.0
                                                               ------   ------
Total liabilities and equity . . . . . . . . . . . . . . . .   $982.7   $682.2
                                                               ======   ======


(1) Property level data is sourced primarily from the Funds' financial statements, and is presented on three and twelve month delays, as of December 31, 2003 and 2002, respectively, due to the delayed availability of financial statements of the Funds.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 4 -- RELATIONSHIPS WITH VARIABLE INTEREST ENTITIES -- (CONTINUED).

                                                                         DECEMBER 31,
                                                                       ---------------
                                                                        2003     2002
                                                                       ------   ------
                                                                        (IN MILLIONS)
MAXIMUM EXPOSURE OF THE COMPANY TO LOSSES FROM THE PROPERTIES
Equity investment in the Properties/(1)/ . . . . . . . . . . . . . .   $291.0   $177.0
Outstanding Equity capital commitments to the Properties . . . . . .    108.2    139.4
Carrying value of mortgages for the Properties . . . . . . . . . . .     62.8     65.2
Outstanding mortgage commitments to the Properties . . . . . . . . .      5.1      5.1
                                                                       ------   ------
Total Company exposure . . . . . . . . . . . . . . . . . . . . . . .   $467.1   $386.7
                                                                       ======   ======


(1) Company exposure data is sourced primarily from the Funds' financial statements, and is presented with three and twelve month delays, as of December 31, 2003 and 2002, respectively, due to the delayed availability of financial statements of the Funds.

OTHER.   The Company has investment relationships with a disparate group of entities (Other Entities), which result from the Company's direct investment in their debt and/or equity. This category includes energy investment partnerships, investment funds organized as limited partnerships, and businesses which have undergone debt restructurings and reorganizations. The Company is evaluating whether each is a VIE, and considers it reasonably possible that it may consolidate one or more of the entities them or be required to disclose information about them, as a result of adopting FIN 46R. The Company has made no guarantees to any other parties involved with them, and has no further equity or debt commitments to them. The Company's maximum exposure to loss as a result of its relationships with the Other Entities is limited to its investment in them.

The table below presents summary financial data for the Other Entities, and data relating to the Company's maximum exposure to loss as a result of its relationships with them.

                                                               DECEMBER 31,
                                                             ----------------
                                                              2003      2002
                                                             ------    ------
                                                              (IN MILLIONS)
TOTAL SIZE OF THE OTHER ENTITIES/(1)/
Total assets . . . . . . . . . . . . . . . . . . . . . . .   $284.8    $281.8
                                                             ======    ======
 Total debt. . . . . . . . . . . . . . . . . . . . . . . .    301.7     309.3
 Total other liabilities . . . . . . . . . . . . . . . . .     65.3      62.1
                                                             ------    ------
Total liabilities. . . . . . . . . . . . . . . . . . . . .    367.0     371.4
Total equity/(2)/. . . . . . . . . . . . . . . . . . . . .
                                                              (82.2)    (89.6)
                                                             ------    ------
Total liabilities and equity . . . . . . . . . . . . . . .   $284.8    $281.8
                                                             ======    ======


(1) Certain data is reported with up to a one-year delay, due to the delayed availability of financial statements of the Other Entities.

(2) The negative equity results from the inclusion in the table of one of the businesses mentioned above in the table. The business has an accumulated deficit from operations predating the Company's equity investment in it, but it is current on its debt service and is cash flow positive. The total equity shown above has not been adjusted to remove the portion attributable to other shareholders.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 4 -- RELATIONSHIPS WITH VARIABLE INTEREST ENTITIES -- (CONTINUED)

                                                                        DECEMBER 31,
                                                                      ---------------
                                                                       2003     2002
                                                                      ------  -------
                                                                       (IN MILLIONS)
MAXIMUM EXPOSURE OF THE COMPANY TO LOSSES FROM OTHER ENTITIES/(1)/
Equity investment in Other Entities . . . . . . . . . . . . . . . .   $ 53.1   $ 52.3
Outstanding equity capital commitments to the Other Entities. . . .      9.0     16.5
Debt investment in Other Entities . . . . . . . . . . . . . . . . .    129.1    110.8
                                                                      ------   ------
Total Company exposure. . . . . . . . . . . . . . . . . . . . . . .   $191.2   $179.6
                                                                      ======   ======


(1) The Company's maximum exposure to loss is limited to its investments of equity and debt securities of these entities, which are carried on the Company's financial statements using the equity method of accounting, or at amortized cost, and commitments to provide future equity and debt capital.

NOTE 5 -- DERIVATIVES AND HEDGING INSTRUMENTS

The fair values of derivative instruments classified as assets at December 31, 2003 and 2002 were $765.4 million and $346.9 million, respectively, and appear on the consolidated balance sheet in other assets. The fair values of derivative instruments classified as liabilities at December 31, 2003 and 2002 were $1,700.1 million and $1,399.8 million, respectively, and appears on the consolidated balance sheet in other liabilities. In addition, as a result of the Company's adoption of SFAS No. 133 issue B36, "Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments" (DIG B36), the Company has recorded as derivatives amounts aggregating $225.6 million as of December 31, 2003 related to participating pension contracts which appear on the consolidated balance sheet in policyholders' funds.

FAIR VALUE HEDGES

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company also manages interest rate exposure by using interest rate swap agreements to modify certain liabilities, such as fixed rate debt and Constant Maturity Treasuries (CMT) indexed liabilities, by converting them to a LIBOR-based floating rate.

The Company enters into purchased interest rate cap agreements, cancelable interest rate swap agreements, and written swaptions to manage the interest rate exposure of options that are embedded in certain assets and liabilities. A written swaption obligates the Company to enter into an interest rate agreement on the expiration date contingent on future interest rates. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements and swaptions are recorded as an adjustment to net investment income.

The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 5 -- DERIVATIVES AND HEDGING INSTRUMENTS -- (CONTINUED)

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

For the years ended December 31, 2003 and 2002, the Company recognized net losses of $5.8 million and $19.5 million, respectively, related to the ineffective portion of its fair value hedges, and net losses of $1.5 million and $6.4 million, respectively, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses.

CASH FLOW HEDGES

The Company uses forward starting interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company's long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During the periods in the future when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses forward starting interest rate swap agreements to hedge the variable cash flows associated with payments that it will make on certain funding agreements issued by the company. Amounts are reclassified from other comprehensive income as a yield adjustment when the payments are made.

For the years ended December 31, 2003 and 2002, the Company recognized gains of $1.8 million and $7.2 million, respectively, related to the ineffective portion of its cash flow hedges. These amounts are recorded in net realized investment and other gains and losses. For the years ended December 31, 2003 and 2002, all of the Company's hedged forecast transactions qualified as cash flow hedges.

For the years ended December 31, 2003 and 2002, a net gain of $2.7 million and a net gain of $0.5 million, respectively, were reclassified from other accumulated comprehensive income to earnings. It is anticipated that approximately $5.2 million will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 24 years.

For the years ended December 31, 2003 and 2002, none of the Company's cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

The transition adjustment for the adoption of SFAS No. 133, as amended, resulted in an increase in other comprehensive income of $23.0 million (net of tax of $12.3 million) representing the accumulation in other comprehensive income of the effective portion of the Company's cash flow hedges as of January 1, 2001. For the years ended December 31, 2003 and 2002, gains of $28.7 million (net of tax of $15.5 million) and $175.4 million (net of tax of $94.5 million) represented the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in balances of $223.3 million (net of tax of $120.3 million) and $194.5 million (net of tax of $104.8 million), respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 5 -- DERIVATIVES AND HEDGING INSTRUMENTS -- (CONTINUED)

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses without designating the derivatives as hedging instruments.

NOTE 6 -- INCOME TAXES

The Company participates in the filing of a life/non-life insurance consolidated Federal income tax return. The life insurance company sub-group includes three domestic life insurance companies (the Company, John Hancock Variable Life Insurance Company and Investors Partner Life Insurance Company) and a Bermuda life insurance company (John Hancock Reassurance Company, Ltd.) that is treated as a U.S. company for Federal income tax purposes. The non-life insurance company subgroup consists of John Hancock Financial Services, Inc., John Hancock Subsidiaries, LLC and John Hancock International Holdings, Inc.

In addition to taxes on operations, mutual life insurance companies are charged an equity base tax. The Mutual Company was a mutual life insurance company for the entire year 1999, therefore it was subject to the re-computation of its 1999 equity base tax liability in its 2000 tax return. The equity base tax is determined by application of an industry-based earnings rate to the Mutual Company's average equity base, as defined by the Internal Revenue Code. The industry earnings rate is determined by the Internal Revenue Service (IRS) and is not finalized until the subsequent year. As such the financial statements for the year ended December 31, 2001 include the impact of the final tax return adjustments related to the 1999 equity base tax.

Income before income taxes and cumulative effect of accounting changes includes the following:

                                                    YEARS ENDED DECEMBER 31,
                                                  ---------------------------
                                                    2003      2002      2001
                                                  --------   ------   -------
                                                         (IN MILLIONS)
Domestic. . . . . . . . . . . . . . . . . . . .   $1,200.7   $559.5    $761.8
Foreign . . . . . . . . . . . . . . . . . . . .       14.1      8.0       5.6
                                                  --------   ------    ------
Income before income taxes and cumulative effect
 of accounting changes. . . . . . . . . . . . .   $1,214.8   $567.5    $767.4
                                                  ========   ======    ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 6 -- INCOME TAXES -- (CONTINUED)

The components of income taxes were as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                    --------------------------
                                                     2003     2002      2001
                                                    ------   ------   --------
                                                         (IN MILLIONS)
Current taxes:
 Federal. . . . . . . . . . . . . . . . . . . . .   $163.9   $ 93.4    $ (9.9)
 Foreign. . . . . . . . . . . . . . . . . . . . .      4.4      2.0       3.1
 State. . . . . . . . . . . . . . . . . . . . . .      4.6      4.6       4.6
                                                    ------   ------    ------
                                                     172.9    100.0      (2.2)
                                                    ======   ======    ======
Deferred taxes:
 Federal. . . . . . . . . . . . . . . . . . . . .    179.0     14.6     210.5
 Foreign. . . . . . . . . . . . . . . . . . . . .      0.1      0.7      (0.9)
 State. . . . . . . . . . . . . . . . . . . . . .     (6.7)    (6.7)     (6.7)
                                                    ------   ------    ------
                                                     172.4      8.6     202.9
                                                    ------   ------    ------
Total income taxes                                  $345.3   $108.6    $200.7
                                                    ======   ======    ======


A reconciliation of income taxes computed by applying the Federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:

                                                     YEARS ENDED DECEMBER 31,
                                                    --------------------------
                                                     2003     2002      2001
                                                    ------   ------   --------
                                                         (IN MILLIONS)
Tax at 35%. . . . . . . . . . . . . . . . . . . .   $425.2   $198.6    $268.6
Add (deduct):
 Equity base tax. . . . . . . . . . . . . . . . .       --       --     (13.4)
 Prior year taxes . . . . . . . . . . . . . . . .      4.7     (2.7)      9.9
 Tax credits. . . . . . . . . . . . . . . . . . .    (50.2)   (36.4)    (28.1)
 Foreign taxes. . . . . . . . . . . . . . . . . .      1.4      2.0       1.3
 Tax exempt investment income . . . . . . . . . .    (21.3)   (25.7)    (25.7)
 Lease income . . . . . . . . . . . . . . . . . .     (9.7)   (25.5)       --
 Other. . . . . . . . . . . . . . . . . . . . . .     (4.8)    (1.7)    (11.9)
                                                    ------   ------    ------
  Total income taxes. . . . . . . . . . . . . . .   $345.3   $108.6    $200.7
                                                    ======   ======    ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 6 -- INCOME TAXES -- (CONTINUED)

The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                               DECEMBER 31,
                                                           -------------------
                                                             2003       2002
                                                           --------  ---------
                                                              (IN MILLIONS)
DEFERRED TAX ASSETS:
Policy reserve adjustments . . . . . . . . . . . . . . .   $  639.8   $  550.2
Other employee benefits. . . . . . . . . . . . . . . . .      174.9      154.5
Book over tax basis of investments . . . . . . . . . . .      528.9      329.6
Dividends payable to policyholders . . . . . . . . . . .       99.6      135.2
Interest . . . . . . . . . . . . . . . . . . . . . . . .       40.2       32.5
                                                           --------   --------
 Total deferred tax assets . . . . . . . . . . . . . . .    1,483.4    1,202.0
                                                           --------   --------
DEFERRED TAX LIABILITIES:
Deferred policy acquisition costs. . . . . . . . . . . .      925.6      879.4
Depreciation . . . . . . . . . . . . . . . . . . . . . .       72.3       13.3
Basis in partnerships. . . . . . . . . . . . . . . . . .       72.6       65.1
Market discount on bonds . . . . . . . . . . . . . . . .       20.0       18.9
Pension plan expense . . . . . . . . . . . . . . . . . .       47.5       73.9
Capitalized charges related to mutual funds. . . . . . .        3.0       12.7
Lease income . . . . . . . . . . . . . . . . . . . . . .    1,041.4      772.7
Unrealized gains . . . . . . . . . . . . . . . . . . . .      705.1      156.4
Other. . . . . . . . . . . . . . . . . . . . . . . . . .       29.9       29.9
                                                           --------   --------
 Total deferred tax liabilities. . . . . . . . . . . . .    2,917.4    2,022.3
                                                           --------   --------
  Net deferred tax liabilities . . . . . . . . . . . . .   $1,434.0   $  820.3
                                                           ========   ========


The Company made income tax payments of $147.4 million, $104.9 million and $3.7 million in 2003, 2002 and 2001, respectively.

NOTE 7 -- CLOSED BLOCK

As of February 1, 2000, the Company established a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies for which the Company had a dividend scale payable in 1999 and individual term life insurance policies that were in force on February 1, 2000. Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales payable in 1999, assuming experience underlying such dividend scales continues. Assets allocated to the closed block inure solely to the benefit of the holders of the policies included in the closed block and will not revert to the benefit of the shareholders of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company's general account, any of its separate accounts, or any affiliate of the Company without prior approval of the Massachusetts Division of Insurance.

If, over time, the aggregate performance of the closed block assets and policies is better than was assumed in funding the closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the closed block assets and policies is less favorable than was assumed in the funding, dividends to policyholders could be reduced.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 7 -- CLOSED BLOCK -- (CONTINUED)

The assets and liabilities allocated to the closed block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities. The carrying amount of closed block liabilities in excess of the carrying amount of closed block assets at the date of demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed block that can be recognized in income over the period the policies in the closed block remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings are greater than expected cumulative earnings, only expected earnings will be recognized in income. Actual cumulative earnings in excess of expected cumulative earnings represents undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to closed block policyholders as an additional policyholder dividend unless otherwise offset by future performance of the closed block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. The amounts shown in the following tables for assets, liabilities, revenues and expenses of the closed block are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed block as of the dates indicated:

                                                              DECEMBER 31,
                                                         ---------------------
                                                           2003        2002
                                                         ---------  ----------
                                                             (IN MILLIONS)
LIABILITIES
Future policy benefits . . . . . . . . . . . . . . . .   $10,690.6   $10,509.0
Policyholder dividend obligation . . . . . . . . . . .       400.0       288.9
Policyholders' funds . . . . . . . . . . . . . . . . .     1,511.9     1,504.0
Policyholder dividends payable . . . . . . . . . . . .       413.1       432.3
Other closed block liabilities . . . . . . . . . . . .        37.4       111.7
                                                         ---------   ---------
Total closed block liabilities . . . . . . . . . . . .   $13,053.0   $12,845.9
                                                         ---------   ---------
ASSETS
Investments
Fixed maturities:
 Held-to-maturity -- at amortized cost (fair value:
  2003 -- $69.6; 2002 -- $97.1). . . . . . . . . . . .   $    66.0   $    86.0
 Available-for-sale -- at fair value (cost: 2003 --
  $5,847.6; 2002 -- $5,580.2). . . . . . . . . . . . .     6,271.1     5,823.2
Equity securities:
 Available-for-sale -- at fair value (cost: 2003 --
  $9.1; 2002 -- $10.5) . . . . . . . . . . . . . . . .         9.1        12.4
Mortgage loans on real estate. . . . . . . . . . . . .     1,577.9     1,665.8
Policy loans . . . . . . . . . . . . . . . . . . . . .     1,554.0     1,555.1

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 7 -- CLOSED BLOCK -- (CONTINUED)

                                                           DECEMBER 31,
                                                       ----------------------
                                                         2003         2002
                                                       ----------  ----------
                                                           (IN MILLIONS)
Short-term investments . . . . . . . . . . . . . . .         1.2         25.2
Other invested assets. . . . . . . . . . . . . . . .       230.6        212.4
                                                       ---------    ---------
 Total investments . . . . . . . . . . . . . . . . .     9,709.9      9,380.1
Cash and cash equivalents. . . . . . . . . . . . . .       248.3        244.0
Accrued investment income. . . . . . . . . . . . . .       145.1        156.3
Other closed block assets. . . . . . . . . . . . . .       308.6        327.6
                                                       ---------    ---------
 Total closed block assets . . . . . . . . . . . . .   $10,411.9    $10,108.0
                                                       ---------    ---------
Excess of reported closed block liabilities over
 assets designated to the closed block . . . . . . .   $ 2,641.1    $ 2,737.9
                                                       ---------    ---------
Portion of above representing other comprehensive
 income:
 Unrealized appreciation (depreciation), net of tax
  of $(148.0) million and $(84.0) million at 2003
  and 2002, respectively . . . . . . . . . . . . . .       275.3        155.9
 Allocated to the policyholder dividend obligation,
  net of tax of $148.1 million and $88.8 million at
  2003 and 2002, respectively. . . . . . . . . . . .      (275.1)      (164.9)
                                                       ---------    ---------
  Total. . . . . . . . . . . . . . . . . . . . . . .         0.2         (9.0)
                                                       ---------    ---------
Maximum future earnings to be recognized from closed
 block assets and liabilities. . . . . . . . . . . .   $ 2,641.3    $ 2,728.9
                                                       =========    =========
Change in the policyholder dividend obligation:
 Balance at beginning of period. . . . . . . . . . .   $   288.9    $   251.2
  Impact on net income before income taxes . . . . .       (57.9)       (70.8)
  Unrealized investment gains (losses) . . . . . . .       169.0        108.5
                                                       ---------    ---------
 Balance at end of period. . . . . . . . . . . . . .   $   400.0    $   288.9
                                                       =========    =========


                                                 YEARS ENDED DECEMBER 31,
                                              -------------------------------
                                                2003       2002        2001
                                              ---------  ---------  ---------
                                                      (IN MILLIONS)
REVENUES
Premiums. . . . . . . . . . . . . . . . . .   $  915.7   $  969.9    $  940.0
Net investment income . . . . . . . . . . .      648.2      663.9       667.5
Net realized investment and other gains
 (losses), net of amounts credited to the
 policyholder dividend obligation of
  $(58.2) million, $(11.9)million and
  $(17.0) million, respectively . . . . . .       (4.5)      (5.2)       (3.6)
Other closed block revenues . . . . . . . .       (0.1)       0.1         0.6
                                              --------   --------    --------
 Total closed block revenues. . . . . . . .    1,559.3    1,628.7     1,604.5
BENEFITS AND EXPENSES
Benefits to policyholders . . . . . . . . .      982.0    1,057.6       924.4
Change in the policyholder dividend
 obligation . . . . . . . . . . . . . . . .       (2.4)     (60.2)       54.9
Other closed block operating costs and
 expenses . . . . . . . . . . . . . . . . .       (3.0)      (5.2)       (6.3)
Dividends to policyholders. . . . . . . . .      449.5      489.7       474.9
                                              --------   --------    --------
 Total benefits and expenses. . . . . . . .    1,426.1    1,481.9     1,447.9
                                              --------   --------    --------

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 7 -- CLOSED BLOCK -- (CONTINUED)

                                                    YEARS ENDED DECEMBER 31,
                                                   --------------------------
                                                    2003     2002      2001
                                                   -------  -------  --------
                                                         (IN MILLIONS)
Closed block revenues, net of closed block
 benefits and expenses, before income taxes and
 cumulative effect of accounting change. . . . .    133.2    146.8     156.6
Income taxes, net of amounts credited to the
 policyholder dividend obligation of $2.1
 million, $1.3 million and $4.6 million,
 respectively. . . . . . . . . . . . . . . . . .     45.6     50.0      53.0
                                                   ------   ------    ------
 Closed block revenues, net of closed block
  benefits and expenses and income taxes, before
  cumulative effect of accounting change . . . .     87.6     96.8     103.6
                                                   ------   ------    ------
 Cumulative effect of accounting change, net of
  tax. . . . . . . . . . . . . . . . . . . . . .       --       --      (1.4)
                                                   ------   ------    ------
 Closed block revenues, net of closed block
  benefits and expenses, income taxes and
  cumulative effect of accounting change . . . .   $ 87.6   $ 96.8    $102.2
                                                   ======   ======    ======


Maximum future earnings from closed block assets and liabilities:

                                                                 YEARS ENDED DECEMBER 31,
                                                                 -------------------------
                                                                    2003           2002
                                                                 ------------  -----------
                                                                       (IN MILLIONS)
Beginning of period. . . . . . . . . . . . . . . . . . . . . .    $2,728.9       $2,825.7
End of period. . . . . . . . . . . . . . . . . . . . . . . . .     2,641.3        2,728.9
                                                                  --------       --------
 Change during period. . . . . . . . . . . . . . . . . . . . .    $  (87.6)      $  (96.8)
                                                                  ========       ========


NOTE 8 -- DEBT AND LINE OF CREDIT

Short-term and long-term debt consists of the following:

                                                               DECEMBER 31,
                                                           -------------------
                                                             2003       2002
                                                           ---------  --------
                                                             (IN MILLIONS)
Short-term debt:
 Current maturities of long-term debt. . . . . . . . . .   $  104.0    $ 99.5
Long-term debt:
 Surplus notes, 7.38% maturing in 2024/(1)/  . . . . . .      447.6     447.4
 Notes payable, interest ranging from 7.31% to 12.0%,
  due in varying amounts to 2009 . . . . . . . . . . . .      171.3     242.3
                                                           --------    ------
Total long-term debt . . . . . . . . . . . . . . . . . .      618.9     689.7
Less current maturities. . . . . . . . . . . . . . . . .     (104.0)    (99.5)
                                                           --------    ------
Long-term debt . . . . . . . . . . . . . . . . . . . . .      514.9     590.2
                                                           --------    ------
 Total long and short-term debt before fair value
  adjustments. . . . . . . . . . . . . . . . . . . . . .      618.9     689.7
Fair value adjustments related to interest rate
 swaps/(1)/  . . . . . . . . . . . . . . . . . . . . . .       94.5     113.7
                                                           --------    ------
Total long and short-term debt after fair value
 adjustments . . . . . . . . . . . . . . . . . . . . . .   $  713.4    $803.4
                                                           ========    ======
Consumer notes:
 Notes payable, interest ranging from 1.75% to 6.25% due
  in varying amounts to 2032 . . . . . . . . . . . . . .   $1,550.4    $290.2
                                                           ========    ======


(1) As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the Surplus Notes from fixed to variable. Under SFAS No. 133, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 8 -- DEBT AND LINE OF CREDIT -- (CONTINUED)

The issuance of Surplus Notes by the Company was approved by the Massachusetts Commissioner of Insurance, and any payments of interest or principal on the Surplus Notes requires the prior approval of the Massachusetts Commissioner of Insurance.

At December 31, 2003, the Company had a committed line of credit through a group of banks including Fleet National Bank, JPMorgan Chase, Citicorp USA, Inc., The Bank of New York, The Bank of Nova Scotia, Fleet Securities, Inc. and JPMorgan Securities, Inc., totaling $1.0 billion, $500.0 million pursuant to a 364-day commitment (renewed effective July 25, 2003) and $500.0 million pursuant to a multi-year facility (renewable in 2005). The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants, which were met at December 31, 2003. At December 31, 2003, the Company had no outstanding borrowings under the agreement.

Aggregate maturities of long-term debt are as follows: 2004 -- $104.0 million; 2005 -- $28.5 million; 2006 -- $16.8 million; 2007 -- $12.7 million; 2008 --
$1.9 million; and thereafter -- $455.0 million.

Interest expense on debt, included in other operating costs and expenses, was $49.6 million, $52.6 million and $59.0 million in 2003, 2002 and 2001, respectively. Interest paid amounted to $46.2 million in 2003, $47.0 million in 2002 and $55.8 million in 2001.

CONSUMER NOTES

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes are issued weekly with a variety of maturities, interest rates, and call provisions. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1,000,000, or an individual redemption limitation of $200,000 of aggregate principal.

Aggregate maturities of consumer notes, gross of unamortized dealer fees, are as follows: 2005 -- $22.1 million; 2006 -- $63.5 million; 2007-$99.0 million; 2008
-- $68.4 million; and thereafter -- $1,327.7 million.   As of December 31, 2003,
there are no maturities of consumer notes in 2004.

Interest expense on consumer notes, included in benefits to policyholders, was $39.0 million and $2.5 million in 2003 and 2002, respectively. No interest expense was incurred in 2001. Interest paid amounted to $29.8 million and $1.4 million in 2003 and 2002. No interest was paid in 2001.

NOTE 9 -- SALE/LEASEBACK TRANSACTION AND OTHER LEASE OBLIGATIONS

On March 14, 2003, the Company sold three of its Home Office complex properties to Beacon Capital Partners for $910.0 million. As part of the transaction, the Company entered into a long-term lease of the space it now occupies in those buildings and plans on continuing to use them as its corporate headquarters. As a result of the sale-leaseback transaction, the Company recognized a current realized gain of $271.4 million and a deferred profit of $209.4 million. A capital lease obligation of $90.0 million was recorded for one of the properties, which has a 15 year lease term. The other two properties have operating leases which range from 5 to 12 years. The Company also provided Beacon Capital Partners with a long-term sublease on the Company's parking garage.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 9 -- SALE/LEASEBACK TRANSACTION AND OTHER LEASE OBLIGATIONS -- (CONTINUED)

The future minimum lease payments by year and in the aggregate, under the capital lease and under noncancelable operating leases and future sublease rental income on the garage are presented below:

                                                               NONCANCELABLE   SUB-LEASE
                                                      CAPITAL    OPERATING      RENTAL
                                                       LEASE      LEASES        INCOME
                                                      -------  -------------  -----------
                                                                (IN MILLIONS)
2004. . . . . . . . . . . . . . . . . . . . . . . . . $  8.8      $ 36.2         $ 1.3
2005. . . . . . . . . . . . . . . . . . . . . . . . .    8.8        36.1           1.3
2006. . . . . . . . . . . . . . . . . . . . . . . . .    8.8        36.1           1.3
2007. . . . . . . . . . . . . . . . . . . . . . . . .    8.8        31.2           1.3
2008. . . . . . . . . . . . . . . . . . . . . . . . .    8.8        29.7           1.3
Thereafter  . . . . . . . . . . . . . . . . . . . . .   88.6       130.6          77.2
                                                      ------      ------         -----
Total minimum lease payments. . . . . . . . . . . . .  132.6      $299.9         $83.7
                                                                  ======         =====
Amounts representing interest . . . . . . . . . . . .  (46.3)
                                                      ------
Present value of net minimum lease payments . . . . .   86.3
Current portion of capital lease obligation . . . . .   (8.8)
                                                      ------
 Total. . . . . . . . . . . . . . . . . . . . . . . . $ 77.5
                                                      ======


NOTE 10 -- MINORITY INTEREST

Minority interest relates equity interests in a consolidated partnership. For financial reporting purposes, the assets, the liabilities, and earnings of the partnership are consolidated in the Company's financial statements. The minority interest of $5.1 million on the consolidated balance sheets in the equity of the consolidated partnership reflects the original investment by minority shareholders in the consolidated partnership, along with their proportional share of the earnings or losses of this partnership.

NOTE 11 -- REINSURANCE

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

                            2003 PREMIUMS           2002 PREMIUMS           2001 PREMIUMS
                        ---------------------   ---------------------   ----------------------
                         WRITTEN     EARNED      WRITTEN     EARNED      WRITTEN      EARNED
                        ----------  ----------  ----------  ----------  ----------  ----------
                                                    (IN MILLIONS)
Direct. . . . . . . .   $ 2,816.3   $ 2,813.5   $ 2,570.1   $ 2,565.0   $ 3,076.8    $ 3,080.7
Assumed . . . . . . .       690.5       690.5       469.3       469.3       427.7        427.7
Ceded . . . . . . . .    (1,464.6)   (1,464.6)   (1,050.1)   (1,050.1)   (1,156.5)    (1,156.5)
                        ---------   ---------   ---------   ---------   ---------    ---------
Net life, health and
 annuity premiums . .   $ 2,042.2   $ 2,039.4   $ 1,989.3   $ 1,984.2   $ 2,348.0    $ 2,351.9
                        =========   =========   =========   =========   =========    =========


For the years ended December 31, 2003, 2002 and 2001, benefits to policyholders under life, health and annuity ceded reinsurance contracts were $474.6 million, $645.9 million and $552.7 million, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 11 -- REINSURANCE -- (CONTINUED)

On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks, Inc. The business sold included the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all of which were indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

Through the Company's group health insurance operations, the Company entered into a number of reinsurance arrangements in respect to personal accident insurance and the occupational accident component of workers compensation insurance, a portion of which was originated through a pool managed by Unicover Managers, Inc. Under these arrangements, the Company both assumed risks as a reinsurer, and also passed 95% of these risks on to other companies. This business had originally been reinsured by a number of different companies, and has become the subject of widespread disputes. The disputes concern the placement of the business with reinsurers and recovery of the reinsurance. The Company is engaged in disputes, including a number of legal proceedings, in respect to this business. The risk to the Company is that other companies that reinsured the business from the Company may seek to avoid their reinsurance obligations. However, the Company believes that it has a reasonable legal position in this matter. During the fourth quarter of 1999 and early 2000, the Company received additional information about its exposure to losses under the various reinsurance programs. As a result of this additional information and in connection with global settlement discussions initiated in late 1999 with other parties involved in the reinsurance programs, during the fourth quarter of 1999 the Company recognized a charge for uncollectible reinsurance of $133.7 million, after tax, as its best estimate of its remaining loss exposure. The Company believes that any exposure to loss from this issue, in addition to amounts already provided for as of December 31, 2003, would not be material.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

NOTE 12 -- PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS

The Company provides pension benefits to substantially all employees and general agency personnel. These benefits are provided through both funded qualified and unfunded non-qualified defined benefit and qualified defined contribution pension plans. Through the non-qualified defined benefit plans, the Company provides supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits under applicable law. Prior to 2002, pension benefits under the defined benefit plans were based on years of service and final average compensation (generally during the three years prior to retirement). In 2001, the defined benefit pension plans were amended to a cash balance basis under which benefits are based on career average compensation. Under grandfathering rules, employees within 5 years of early retirement eligibility or employees over age 40 and with at least 10 years of service will receive pension benefits based on the greater of the benefit from the cash balance basis or the prior final average salary basis. This amendment became effective on January 1, 2002.

Benefits related to the defined benefit pension plans paid to employees and retirees were $167.7 million in 2003, $161.0 million in 2002 and $127.1 million in 2001.

The Company uses a December 31 measurement date.

Defined contribution plans include the Investment Incentive Plan and the Savings and Investment Plan. The expense for defined contribution plans was $9.6 million, $10.4 million, and $10.6 million in 2003, 2002 and 2001, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 12 -- PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS -- (CONTINUED)

In addition to the Company defined benefit pension plans, the Company has employee welfare plans for medical and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach certain age and service requirements while employed by the Company. The postretirement health care coverage is contributory based for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on the number of years of service. Dental insurance is provided to eligible pre-January 1, 1992 retired employees.

On December 8, 2003, President Bush signed into law a bill that expands Medicare, primarily by adding a prescription drug benefit for Medicare-eligible retirees starting in 2006. The company anticipates that the benefits it pays after 2006 will be lower as a result of the new Medicare provisions; however, the retiree medical obligations and costs reported do not reflect the impact of this legislation. Deferring the recognition of the new Medicare provisions' impact is permitted by Financial Accounting Standards Board Staff Position 106-1 due to open questions about some of the new Medicare provisions and a lack of authoritative accounting guidance about certain matters. The final accounting guidance could require changes to previously reported information.

OBLIGATIONS AND FUNDED STATUS:

                                              YEARS ENDED DECEMBER 31,
                              ----------------------------------------------------------
                                 2003          2002           2003             2002
                              ------------  ------------  --------------  --------------
                                                    (IN MILLIONS)
                                  PENSION BENEFITS        OTHER POSTRETIREMENT BENEFITS
Change in benefit
 obligation:
 Benefit obligation at
  beginning of year . . . .    $2,029.3      $1,933.1        $ 584.3          $ 441.4
 Service cost . . . . . . .        25.8          27.8            1.5              4.0
 Interest cost. . . . . . .       130.5         133.9           35.3             33.5
 Amendments . . . . . . . .          --           9.9          (54.3)              --
 Actuarial loss . . . . . .       156.9          91.9           93.3            143.9
 Benefits paid. . . . . . .      (167.7)       (161.0)         (43.9)           (37.4)
 Curtailment. . . . . . . .          --          (6.3)          (0.8)            (1.1)
                               --------      --------        -------          -------
 Benefit obligation at end
  of year . . . . . . . . .     2,174.8       2,029.3          615.4            584.3
                               --------      --------        -------          -------
Change in plan assets:
 Fair value of plan assets
  at beginning of year. . .     1,861.0       2,196.9          204.2            245.7
 Actual return on plan
  assets. . . . . . . . . .       393.4        (201.5)          44.8            (25.5)
 Employer contribution. . .        14.5          26.6           32.0             21.4
 Employee contribution. . .          --            --            4.2              3.9
 Benefits paid. . . . . . .      (167.7)       (161.0)         (48.2)           (41.3)
                               --------      --------        -------          -------
 Fair value of plan assets
  at end of year. . . . . .     2,101.2       1,861.0          237.0            204.2
                               --------      --------        -------          -------
Funded status . . . . . . .       (73.6)       (168.3)        (378.4)          (380.1)
Unrecognized actuarial loss       401.1         511.5          157.1             98.8
Unrecognized prior service
 cost . . . . . . . . . . .        55.3          67.9          (81.2)           (42.3)
Unrecognized net transition
 asset. . . . . . . . . . .          --           0.1             --               --
                               --------      --------        -------          -------
 Prepaid (accrued) benefit
  cost, net . . . . . . . .    $  382.8      $  411.2        $(302.5)         $(323.6)
                               ========      ========        =======          =======
 Amounts recognized in the
  consolidated balance
  sheets:
 Prepaid benefit cost . . .    $  569.4      $  581.7
 Accrued benefit liability
  including minimum
  liability . . . . . . . .      (317.0)       (275.1)
 Intangible asset . . . . .         0.1           0.1
 Accumulated other
  comprehensive income. . .       130.3         104.5
                               --------      --------
Net amount recognized . . .    $  382.8      $  411.2
                               ========      ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 12 -- PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS -- (CONTINUED)

The accumulated benefit obligations for all defined benefit pension plans was $2,076.5 million and $1,897.2 million at December 31, 2003 and 2002, respectively.

Information for pension plans with accumulated benefit obligations in excess of plan assets:

                                                    YEARS ENDED DECEMBER 31,
                                                   -------------------------
                                                       2003          2002
                                                   ------------  -----------
                                                         (IN MILLIONS)
Projected benefit obligation . . . . . . . . . .      $337.2         $301.9
Accumulated benefit obligation . . . . . . . . .       317.9          280.2
Fair value of plan assets. . . . . . . . . . . .         0.9            5.1


COMPONENTS OF NET PERIODIC BENEFIT COST:

                                                        YEARS ENDED DECEMBER 31,
                                        ----------------------------------------------------------
                                           2003          2002           2003             2002
                                        ------------  ------------  --------------  --------------
                                                              (IN MILLIONS)
                                            PENSION BENEFITS        OTHER POSTRETIREMENT BENEFITS
Service cost. . . . . . . . . . . . .     $  25.9       $  27.8        $  1.6           $  4.0
Interest cost . . . . . . . . . . . .       130.5         133.9          35.3             33.5
Expected return on plan assets. . . .      (155.8)       (201.5)        (17.4)           (22.8)
Amortization of transition asset. . .         0.1           0.1            --               --
Amortization of prior service cost. .         7.4           7.0          (6.6)            (3.2)
Recognized actuarial gain (loss). . .        29.7           7.6           6.9             (1.9)
                                          -------       -------        ------           ------
Net periodic benefit (credit) cost. .     $  37.8       $ (25.1)       $ 19.8           $  9.6
                                          =======       =======        ======           ======


ADDITIONAL INFORMATION:

                                                   YEARS ENDED DECEMBER 31,
                                  -----------------------------------------------------------
                                      2003          2002           2003             2002
                                  ------------  ------------  ---------------  --------------
                                                         (IN MILLIONS)
                                       PENSION BENEFITS        OTHER POSTRETIREMENT BENEFITS
Increase in minimum
 liabilities included
 in other
 comprehensive income . . . . . .    $25.8         $41.2            N/A              N/A


ASSUMPTIONS:

Weighted-average assumptions used to determine benefit obligation:

                                                                                   YEARS ENDED DECEMBER 31,
                                                                  ----------------------------------------------------------
                                                                      2003          2002          2003             2002
                                                                  ------------  ------------  --------------  --------------
                                                                                        (IN MILLIONS)
                                                                       PENSION BENEFITS       OTHER POSTRETIREMENT BENEFITS
Discount rate . . . . . . . . . . . . . . . . . . . . . . . . .      6.25%         6.75%           6.25%            6.75%
Rate of compensation increase . . . . . . . . . . . . . . . . .      3.00%         3.50%            N/A              N/A
Health care trend rate for following year . . . . . . . . . . .                                   11.00%           10.00%
Ultimate trend rate . . . . . . . . . . . . . . . . . . . . . .                                    5.25%            5.25%
Year ultimate rate reached. . . . . . . . . . . . . . . . . . .                                    2010             2008

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 12 -- PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS -- (CONTINUED)

Weighted-average assumptions used to determine net periodic benefit cost:

                                                                                          YEARS ENDED DECEMBER 31,
                                                                         ----------------------------------------------------------
                                                                             2003          2002          2003             2002
                                                                         ------------  ------------  --------------  --------------
                                                                                               (IN MILLIONS)
                                                                              PENSION BENEFITS       OTHER POSTRETIREMENT BENEFITS
Discount rate. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6.75%         7.25%           6.75%           7.25%
Expected long-term return on plan assets . . . . . . . . . . . . . . .      8.75%         9.50%           8.75%           9.50%
Rate of compensation increase. . . . . . . . . . . . . . . . . . . . .      3.50%         4.25%            N/A             N/A
Health care trend rate for following year. . . . . . . . . . . . . . .                                   10.00%           8.00%
Ultimate trend rate. . . . . . . . . . . . . . . . . . . . . . . . . .                                    5.25%           5.25%
Year ultimate rate reached . . . . . . . . . . . . . . . . . . . . . .                                    2008            2006


The Company generally determines the assumed long-term rate of return on plan assets based on the rate expected to be earned for plan assets. The asset mix based on the long-term investment policy and range of target allocation percentages of the plans and the Capital Asset Pricing Model are used as part of that determination. Current conditions and published commentary/guidance from SEC staff suggestions are also considered.

Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                                      1-PERCENTAGE     1-PERCENTAGE
                                                                     POINT INCREASE   POINT DECREASE
                                                                     --------------  ----------------
                                                                             (IN MILLIONS)
Effect on total service and interest costs in 2003. . . . . . . . .      $ 3.2           $ (2.9)
Effect on postretirement benefit obligations as of December
 31, 2003 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       46.2            (43.1)


PLAN ASSETS

The Company's weighted-average asset allocations for its plans at December 31, 2003 and 2002, by asset category are as follows:

                                                                 PENSION
                                                               PLAN ASSETS
                                                             AT DECEMBER 31,
                                                             ----------------
ASSET CATEGORY                                                2003      2002
-----------------------------------------------------------  -------  -------
Equity securities. . . . . . . . . . . . . . . . . . . . .     69%       64%
Fixed maturity securities. . . . . . . . . . . . . . . . .     24%       27%
Real estate. . . . . . . . . . . . . . . . . . . . . . . .      2%        4%
Other. . . . . . . . . . . . . . . . . . . . . . . . . . .      5%        5%
                                                              ---       ---
  Total. . . . . . . . . . . . . . . . . . . . . . . . . .    100%      100%
                                                              ===       ===

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 12 -- PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS -- (CONTINUED

The target allocation for assets of the Company's pension plans is summarized below for major assets categories.

ASSET CATEGORY
Equity securities . . . . . . . . . . . . . .     50% - 80%
Fixed maturity securities . . . . . . . . . .     25% - 35%
Real estate . . . . . . . . . . . . . . . . .      1% -  5%
Other . . . . . . . . . . . . . . . . . . . .     --% - 18%


The plans do not own any of the Company's common stock at December 31, 2003 and 2002.

Other postretirement benefit plan weighted-average asset allocations at December 31, 2003 and 2002, by asset category are as follows:

                                                     OTHER POSTRETIREMENT BENEFITS
                                                              PLAN ASSETS
                                                            AT DECEMBER 31,
                                                    ------------------------------
                                                         2003             2002
                                                    ---------------  -------------
ASSET CATEGORY
Equity securities . . . . . . . . . . . . . . . .         61%               58%
Fixed maturity securities . . . . . . . . . . . .         38%               41%
Real estate . . . . . . . . . . . . . . . . . . .         --%               --%
Other . . . . . . . . . . . . . . . . . . . . . .          1%                1%
                                                         ---               ---
 Total. . . . . . . . . . . . . . . . . . . . . .        100%              100%
                                                         ===               ===


Plan assets for other post retirement benefits for non-union employees are comprised of an irrevocable health insurance contract and a 401(h) account under the pension plan. The plan assets for other postretirement benefits for other employees are held in a 401(h) account under the pension plan. The plan assets underlying the insurance contract have target allocations of approximately 60% equity securities and 40% fixed maturity securities. The plan assets in the 401(h) account of the pension have target allocations identified to the target allocations shown above for assets in the pension benefits account.

CASH FLOWS

CONTRIBUTIONS. The Company's funding policy for its qualified defined benefit plans is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA) and other applicable laws, and, generally, not greater than the maximum amount that can be deducted for Federal income tax purposes. In 2003, there were no contributions made to these qualified plans. In 2002, $3.0 million was contributed to these qualified plans. Of the $3.0 million contributed in 2002, $3.0 million was contributed to only one plan to ensure that the plan's assets continued to exceed the plan's Accumulated Benefit Obligation. This contribution is not deductible for 2002 but was deductible in 2003. The funding policy for its non-qualified defined benefit plans is to contribute the amount of the benefit payments made during the year. In 2003 and 2002, $14.5 million and $23.5 million, respectively, were contributed to the non-qualified plans. The Company expects to contribute approximately $2 million to its qualified pension plans in 2004 and approximately $25 million to its non-qualified pension plans in 2004.

The Company's policy is to fund its other post retirement benefits in amounts at or below the annual tax qualified limits.

The Company expects to contribute approximately $50 million to its other post retirement benefit plans in 2004.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 12 -- PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS -- (CONTINUED

The information that follows shows supplemental information for the Company's defined benefit pension plans. Certain key summary data is shown separately for qualified plans and non-qualified plans.

OBLIGATIONS AND FUNDED STATUS:

                                                          YEARS ENDED DECEMBER 31,
                                   ----------------------------------------------------------------------
                                                  2003                                2002
                                   ---------------------------------   ----------------------------------
                                                               (IN MILLIONS)
                                   QUALIFIED  NONQUALIFIED             QUALIFIED  NONQUALIFIED
                                     PLANS       PLANS       TOTAL       PLANS       PLANS         TOTAL
                                   ---------  ------------  ---------  ---------  ------------  ---------
Benefit obligation at the
 end of year. . . . . . . . . . .  $1,837.7     $ 337.1     $2,174.8   $1,727.4     $ 301.9      $2,029.3
Fair value of plan assets
 at end of year . . . . . . . . .   2,100.3         0.9      2,101.2    1,855.8         5.2       1,861.0
                                   --------     -------     --------   --------     -------      --------
Funded status (assets less
 obligations) . . . . . . . . . .     262.6      (336.2)       (73.6)     128.4      (296.7)       (168.3)
Unrecognized net actuarial
 loss . . . . . . . . . . . . . .     240.9       160.2        401.1      374.7       136.8         511.5
Unrecognized prior service
 cost . . . . . . . . . . . . . .      65.9       (10.6)        55.3       78.6       (10.7)         67.9
Unrecognized transition
 liability. . . . . . . . . . . .        --          --           --         --         0.1           0.1
                                   --------     -------     --------   --------     -------      --------
Prepaid (accrued) benefit
 cost . . . . . . . . . . . . . .  $  569.4     $(186.6)    $  382.8   $  581.7     $(170.5)     $  411.2
                                   ========     =======     ========   ========     =======      ========
Amounts recognized in the
 consolidated balance
 sheets:
Prepaid benefit cost. . . . . . .    $569.4          --     $  569.4   $  581.7          --      $  581.7
Accrued benefit liability
 including minimum
 liability. . . . . . . . . . . .        --     $(317.0)      (317.0)        --     $(275.1)       (275.1)
Intangible asset. . . . . . . . .        --         0.1          0.1         --         0.1           0.1
Accumulated other
 comprehensive income . . . . . .        --       130.3        130.3         --       104.5         104.5
                                   --------     -------     --------   --------     -------      --------
Net amount recognized . . . . . .  $  569.4     $(186.6)    $  382.8   $  581.7     $(170.5)     $  411.2
                                   ========     =======     ========   ========     =======      ========
Components of net periodic
 benefit cost:
Service cost. . . . . . . . . . .  $   24.1     $   1.8     $   25.9   $   26.1     $   1.7      $   27.8
Interest cost . . . . . . . . . .     111.0        19.5        130.5      115.9        18.0         133.9
Expected return on plan
 assets . . . . . . . . . . . . .    (155.6)       (0.2)      (155.8)    (201.3)       (0.2)       (201.5)
Amortization of transition
 asset. . . . . . . . . . . . . .        --         0.1          0.1         --         0.1           0.1
Amortization of prior
 service cost . . . . . . . . . .       7.5        (0.1)         7.4        6.5         0.5           7.0
Recognized actuarial gain . . . .      20.1         9.6         29.7        1.5         6.1           7.6
                                   --------     -------     --------   --------     -------      --------
Net periodic benefit
 (credit) cost. . . . . . . . . .  $    7.1     $  30.7     $   37.8   $  (51.3)    $  26.2      $  (25.1)
                                   ========     =======     ========   ========     =======      ========


NOTE 13 -- COMMITMENTS, GUARANTEES AND CONTINGENCIES

COMMITMENTS. the Company has extended commitments to purchase fixed maturity investments, preferred and common stock, other invested assets and to issue mortgage loans on real estate totaling $482.6 million, $182.0 million, $800.8 million and $646.5 million, respectively, at December 31, 2003. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $2.2 billion at December 31, 2003. The majority of these commitments expire in 2004.

GUARANTEES. In the course of business the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under accounting principles generally accepted in the U.S, specific to the insurance industry. The following guarantee falls outside the scope of insurance accounting and is disclosed pursuant to FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others".

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 13 -- COMMITMENTS, GUARANTEES AND CONTINGENCIES -- (CONTINUED)

   . The Company guarantees certain mortgage securitizations transactions the Company entered into with FNMA and FHLMC. These guarantees will persist until the pool of mortgages are paid off in full by the mortgagees. The Company must perform under these guarantees where the mortgagees fail to repay their mortgages. The maximum amount of future payments the Company may be required to make pursuant to the guarantees is up to 12.25% of the total principal and interest for FNMA securitization, or $13.2 million, and up to 10.50% of total principal and interest for the FHLMC securitization, or $14.6 million at December 31, 2003.

CONTINGENCIES

CLASS ACTION. During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $3.2 million and $11.9 million at December 31, 2003 and 2002, respectively. The Company incurred no costs related to the settlement in 2003 or 2002. Costs incurred related to the settlement were $30.0 million in 2001. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

Administration of the ADR component of the settlement is substantially complete. Although some uncertainty remains as to the cost of the remaining claims in the final phase (i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.

HARRIS TRUST. Beginning in 1983, the Company became involved in complex litigation known as Harris Trust and Savings Bank, as Trustee of Sperry Master Retirement Trust No. 2 v. John Hancock Mutual Life Insurance Company (S.D.N.Y. Civ. 83-5491). After successive appeals to the Second Circuit and to the U.S. Supreme Court, the case was remanded to the District Court and tried by a Federal District Court judge in 1997. The judge issued an opinion in November 2000.

In that opinion the Court found against the Company and awarded the Trust approximately $13.8 million in relation to this claim together with unspecified additional pre-judgment interest on this amount from October 1988. The Court also found against the Company on issues of liability valuation and ERISA law. Damages in the amount of approximately $5.7 million, together with unspecified pre-judgment interest from December 1996, were awarded on these issues. As part of the relief, the judge ordered the removal of Hancock as a fiduciary to the plan. On April 11, 2001, the Court entered a judgment against the Company for approximately $84.9 million, which includes damages to the plaintiff, pre-judgment interest, attorney's fees and other costs.

On May 14, 2001 the Company filed an appeal in this case. On August 20, 2002, the Second Circuit Court of Appeals issued a ruling, affirming in part, reversing in part, and vacating in part the District Court's judgment in this case. The Second Circuit Court of Appeals' opinion overturned substantial portions of the District Court's opinion, representing the vast majority of the lower court's award of damages and fees, and sent the matter back to the District Court for further proceedings.

The action has been dismissed and the settlement consummated as of December 11, 2003. The settlement costs were paid in 2003.

OTHER

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2003. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 14 -- SHAREHOLDER'S EQUITY

COMMON STOCK

The Company has one class of capital stock, common stock ($10,000 par value, 1,000 shares authorized and outstanding). All of the outstanding common stock of the Company is owned by JHFS, the parent.

OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income are as follows:

                                                                                           NET
                                                                                       ACCUMULATED   FOREIGN             ACCUMULAT
                                                                             NET       GAIN (LOSS)  CURRENCY    MINIMUM     OTHER
                                                                          UNREALIZED     ON CASH   TRANSLATION  PENSION  COMPREHENS
                                                                        GAINS (LOSSES) FLOW HEDGES ADJUSTMENT  LIABILITY   INCOME
                                                                        -------------- ----------- ----------- ---------   -------
                                                                                              (IN MILLIONS)
Balance at December 31, 2000. . . . . . . . . . . . . . . . . . . . . .    $123.7           --       $(4.0)     $(53.0)    $ 66.7
Gross unrealized gains (losses) (net of deferred income tax
 benefit of $49.1 million)  . . . . . . . . . . . . . . . . . . . . . .     (88.3)          --          --          --      (88.3)
Reclassification adjustment for gains (losses), realized in
 net income (net of tax expense of $80.8 million) . . . . . . . . . . .     150.1           --          --          --      150.1
Adjustment for participating group annuity contracts (net of
 deferred income tax benefit of $5.1 million) . . . . . . . . . . . . .      (9.5)          --          --          --       (9.5)
Adjustment for deferred policy acquisition costs and present value of future profits (net of deferred income tax benefit
 of $25.8 million)  . . . . . . . . . . . . . . . . . . . . . . . . . .     (47.8)          --          --          --      (47.8)
Adjustment for policyholder dividend obligation (net of
 deferred income tax benefit of $46.1 million)  . . . . . . . . . . . .     (85.6)          --          --          --      (85.6)
                                                                           ------        -----       -----      ------     ------
Net unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . .     (81.1)          --          --          --      (81.1)
Foreign currency translation adjustment . . . . . . . . . . . . . . . .        --           --         1.0          --        1.0
Minimum pension liability (net of deferred income tax
 expense of $8.2 million) . . . . . . . . . . . . . . . . . . . . . . .        --           --          --        15.2       15.2
Net accumulated gains (losses) on cash flow hedges (net of tax
 benefit of $2.1 million) . . . . . . . . . . . . . . . . . . . . . . .        --         (3.8)         --          --       (3.8)
Change in accounting principle (net of income tax expense of
 $122.6 million)  . . . . . . . . . . . . . . . . . . . . . . . . . . .     204.7         22.9          --          --      227.6
                                                                           ------        -----       -----      ------     ------
Balance at December 31, 2001. . . . . . . . . . . . . . . . . . . . . .    $247.3        $19.1       $(3.0)     $(37.8)    $225.6
                                                                           ======        =====       =====      ======     ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 14 -- SHAREHOLDER'S EQUITY -- (CONTINUED)

                                                                         NET
                                                                     ACCUMULATED    FOREIGN                 ACCUMULATED
                                                          NET        GAIN (LOSS)   CURRENCY     MINIMUM        OTHER
                                                       UNREALIZED      ON CASH    TRANSLATION   PENSION    COMPREHENSIVE
                                                     GAINS (LOSSES)  FLOW HEDGES  ADJUSTMENT   LIABILITY      INCOME
                                                     --------------  -----------  -----------  ---------  ---------------
                                                                               (IN MILLIONS)
Balance at December 31, 2001. . . . . . . . . . . .    $  247.3        $ 19.1       $(3.0)      $(37.8)      $  225.6
Gross unrealized gains (losses) (net of
 deferred income tax expense of $32.1
 million) . . . . . . . . . . . . . . . . . . . . .        87.2            --          --           --           87.2
Reclassification adjustment for gains
 (losses), realized in net income (net of
 income tax expense of $61.6 million) . . . . . . .       114.4            --          --           --          114.4
Adjustment for participating group annuity
 contracts (net of deferred income tax
 benefit of $14.6 million). . . . . . . . . . . . .       (27.2)           --          --           --          (27.2)
Adjustment for deferred policy acquisition
 costs and present value of future profits
 (net of deferred income tax benefit of
 $20.5 million) . . . . . . . . . . . . . . . . . .       (38.0)           --          --           --          (38.0)
Adjustment for policyholder dividend
 obligation (net of deferred income tax
 benefit of $38.0 million). . . . . . . . . . . . .       (70.7)           --          --           --          (70.7)
                                                       --------        ------       -----       ------       --------
Net unrealized gains (losses) . . . . . . . . . . .        65.7            --          --           --           65.7
Foreign currency translation adjustment . . . . . .          --            --          --           --             --
Minimum pension liability (net of deferred
 income tax benefit of $13.2 million) . . . . . . .          --            --          --        (24.4)         (24.4)
Net accumulated gains (losses) on cash flow
 hedges (net of income tax expense of $94.5
 million) . . . . . . . . . . . . . . . . . . . . .          --         175.3          --           --          175.3
                                                       --------        ------       -----       ------       --------
Balance at December 31, 2002. . . . . . . . . . . .    $  313.0        $194.4       $(3.0)      $(62.2)      $  442.2
                                                       ========        ======       =====       ======       ========
Gross unrealized gains (losses) (net of
 deferred income tax expense of $504.6
 million) . . . . . . . . . . . . . . . . . . . . .    $  937.7            --          --           --       $  937.7
Reclassification adjustment for gains
 (losses), realized in net income (net of
 income tax expense of $130.6 million). . . . . . .       242.5            --          --           --          242.5
Adjustment for participating group annuity
 contracts (net of deferred income tax
 benefit of $22.0 million). . . . . . . . . . . . .       (40.9)           --          --           --          (40.9)
Adjustment for deferred policy acquisition
 costs and present value of future profits
 (net of deferred income tax benefit of
 $59.1 million) . . . . . . . . . . . . . . . . . .      (109.8)           --          --           --         (109.8)
Adjustment for policyholder dividend
 obligation (net of deferred income tax
 benefit of $59.2 million). . . . . . . . . . . . .      (109.8)           --          --           --         (109.8)
Change in accounting principle (net of
 income tax expense of $53.8 million) . . . . . . .        99.9            --          --           --           99.9
                                                       --------        ------       -----       ------       --------
Net unrealized gains (losses) . . . . . . . . . . .     1,019.6            --          --           --        1,019.6
Foreign currency translation adjustment . . . . . .          --            --        (0.1)          --           (0.1)
Minimum pension liability (net of deferred
 income tax benefit of $8.5 million). . . . . . . .          --            --          --        (15.8)         (15.8)
Net accumulated gains (losses) on cash flow
 hedges (net of income tax expense of $17.1
 million) . . . . . . . . . . . . . . . . . . . . .          --          31.7          --           --           31.7
                                                       --------        ------       -----       ------       --------
Balance at December 31, 2003. . . . . . . . . . . .    $1,332.6        $226.1       $(3.1)      $(78.0)      $1,477.6
                                                       ========        ======       =====       ======       ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 14 -- SHAREHOLDER'S EQUITY -- (CONTINUED)

Net unrealized investment and other gains (losses), included in the consolidated balance sheets as a component of shareholder's equity, are summarized as follows:

                                            FOR THE YEARS ENDED DECEMBER 31,
                                            ---------------------------------
                                               2003        2002        2001
                                            -----------  ---------  ---------
                                                     (IN MILLIONS)
Balance, end of year comprises:
 Unrealized investment gains (losses) on:
  Fixed maturities. . . . . . . . . . . .   $ 2,574.4    $ 839.8     $ 294.1
  Equity investments. . . . . . . . . . .        83.1       42.1       129.2
  Derivatives and other . . . . . . . . .        81.5       41.7       205.0
                                            ---------    -------     -------
Total . . . . . . . . . . . . . . . . . .     2,739.0      923.6       628.3
Amounts of unrealized investment (gains)
 losses attributable to:
 Participating group annuity contracts. .          --      (90.8)      (49.0)
 Deferred policy acquisition costs and
  present value of future profits . . . .      (278.4)    (109.5)      (51.0)
 Policyholder dividend obligation . . . .      (422.9)    (253.9)     (145.2)
 Deferred Federal income taxes. . . . . .      (705.1)    (156.4)     (135.8)
                                            ---------    -------     -------
Total . . . . . . . . . . . . . . . . . .    (1,406.4)    (610.6)     (381.0)
                                            ---------    -------     -------
Net unrealized investment gains . . . . .   $ 1,332.6    $ 313.0     $ 247.3
                                            =========    =======     =======


STATUTORY RESULTS

The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiaries use to prepare their statutory-basis financial statements.

The Company and its domestic insurance subsidiaries prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices, otherwise known as permitted practices.

From time to time the Company has requested permission from the Commonwealth of Massachusetts Division of Insurance for a permitted accounting practice. The Company currently has four permitted practices which relate to 1) an admitted asset for the pension plan prepaid expense, 2) an admitted asset for the start-up and launch costs due from the experience fund of the Federal Long-Term Care Program, 3) an admitted asset for an after-tax ceding commission in the acquisition of the fixed universal life insurance business of Allmerica Financial and 4) the Company is allowed to carry the administrative rating symbol of Z for a selected group of securities.

Prior to 2001, the Division had provided the Company approval to recognize as an admitted asset the prepaid pension expense in respect to the Company's pension plan. Beginning in 2001, the Division has provided the Company with approval to phase-in over a three-year period the impact of implementing the material provisions of SSAP No. 8, Pensions. As a result of this permitted practice, the Company's reported capital and surplus for the 2003 and 2002 reporting period was increased by $0 and $159.7 million, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 14 -- SHAREHOLDER'S EQUITY -- (CONTINUED)

During 2002, the Company received permission from the Division to record an admitted asset for the Federal Long-Term Care Program start-up and launch costs
due from its experience fund of $19.3 million at December 31, 2002.   As a
result of this permitted practice, the Company's reported capital and surplus for the 2002 reporting period was increased by $19.3 million. There was no permitted practice for this item in 2003 thus no admitted asset for start-up and launch costs in 2003.

On December 31, 2002, the Company entered into indemnity coinsurance agreements, under which it assumed 100% of the liabilities for the fixed universal life insurance blocks of Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company. The Division provided the Company approval to record the after-tax ceding commission of $51.1 million and $60.5 million on the purchase as goodwill at December 31, 2003 and 2002, respectively. This amount will be amortized over a ten year period. The impact on net income was an amortization expense of $9.3 million in 2003. There was no amortization expense in 2002. As a result of this permitted practice, the Company's reported capital and surplus for the 2003 and 2002 reporting periods was increased by $51.1 million and $60.5 million, respectively.

The Company received permission from the Division to continue carrying the administrative rating symbol of Z for a selected group of securities at December 31, 2003. As of March 4, 2004, 89% of the outstanding principle balance of these securities have been rated as by the Securities Valuation Office (SVO), and the remaining securities have a high probability of being rated in the first quarter of 2004. As a result of this permitted practice, the Company's reported capital and surplus increased by less than 2%.

There are no other material permitted practices.

Statutory net income and surplus in the table below include the accounts of John Hancock Life Insurance Company.

                                   AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                  ------------------------------------------
                                      2003           2002            2001
                                  -------------  -------------  ------------
                                                 (IN MILLIONS)
Statutory net income. . . . . .     $  441.7       $  210.4        $  631.4
Statutory surplus . . . . . . .     $3,789.9       $3,524.1        $3,513.6


Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the Massachusetts Division of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Massachusetts Division of Insurance, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

NOTE 15 -- SEGMENT INFORMATION

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

PROTECTION SEGMENT. Offers a variety of individual life insurance and individual and group long-term care insurance products, including participating whole life, term life, universal life, variable life, and retail and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 15 -- SEGMENT INFORMATION -- (CONTINUED)

ASSET GATHERING SEGMENT. Offers individual annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, single premium immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds and closed end funds. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

GUARANTEED AND STRUCTURED FINANCIAL PRODUCTS (G&SFP) SEGMENT. Offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The Company's products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The segment distributes its products through a combination of dedicated regional representatives, pension consultants and investment professionals. The segment's new consumer notes program distributes primarily through brokers affiliated with the Company and securities brokerage firms.

INVESTMENT MANAGEMENT SEGMENT. Offers a wide range of investment management products and services to investors covering a variety of private and publicly traded asset classes including fixed income, equity, mortgage loans, and real estate. This segment distributes its products through a combination of dedicated sales and marketing professionals, independent marketing specialists, and investment professionals.

CORPORATE AND OTHER SEGMENT. Primarily consists of the Company's International Group Program, certain corporate operations, and non-core businesses, those that are either disposed or in run-off. The International Group Program consists of an international network of insurers that coordinate and/or reinsure group life, health, disability and pension coverage for foreign and globally mobile employees of multinational companies. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments and certain non-recurring expenses not allocated to the segments. The non-core disposed businesses primarily consist of group health insurance and related group life insurance, property and casualty insurance and selected broker/dealer operations.

The accounting policies of the segments are the same as those described in Note 1 - Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment and other gains (losses) and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment and other gains (losses), including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

Amounts reported as after-tax adjustments to segment net income in the tables below primarily relate to:

(i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs, amounts credited to participating pension contractholder accounts and policyholder dividend obligation (the adjustment for net realized investment and other gains (losses) excludes gains and losses from mortgage securitizations because management views the related gains and losses as an integral part of the core business of those operations);

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 15 -- SEGMENT INFORMATION -- (CONTINUED)

(ii) a 2002 charge to benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving a dispute regarding disclosure of costs on various modes of life insurance policy premium payment and a 2001 charge to benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996;

(iii) during 2002 and 2001 restructuring costs related to reducing staff in the home office and terminating certain operations outside the home office;

(iv) the 2001 surplus tax applicable to mutual life insurance companies which are no longer applicable to the Company;

(v)   cumulative effect of accounting changes.

The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income (in millions):

                                           ASSET                 INVESTMENT  CORPORATE
2003                         PROTECTION  GATHERING     G&SFP     MANAGEMENT  AND OTHER   CONSOLIDATED
---------------------------  ----------  ----------  ----------  ----------  ---------  --------------
REVENUES:
Revenues from external
 customers. . . . . . . . .  $ 2,027.6   $   543.1   $    63.1   $  102.8    $  723.4     $ 3,460.0
Net investment income          1,421.7       710.1     1,676.7       17.1       (26.2)      3,799.4
Inter-segment revenues              --         1.2         0.4       25.1       (26.7)           --
                             ---------   ---------   ---------   --------    --------     ---------
Segment revenues. . . . . .    3,449.3     1,254.4     1,740.2      145.0       670.5       7,259.4
Net realized
 investment and other
 gains (losses) . . . . . .      (32.0)      (47.0)     (215.3)      (0.9)      341.9          46.7
                             ---------   ---------   ---------   --------    --------     ---------
Revenues. . . . . . . . . .  $ 3,417.3   $ 1,207.4   $ 1,524.9   $  144.1    $1,012.4     $ 7,306.1
                             =========   =========   =========   ========    ========     =========
NET INCOME:
Segment after-tax
 operating income . . . . .  $   371.8   $   194.3   $   287.4   $   29.8    $  (44.6)    $   838.7
Net realized
 investment gains
 (losses) . . . . . . . . .      (20.9)      (30.2)     (133.2)      (0.5)      215.6          30.8
Cumulative effect of
 accounting change,
 net of tax . . . . . . . .      (42.2)       (4.5)     (232.3)        --          --        (279.0)
                             ---------   ---------   ---------   --------    --------     ---------
Net income. . . . . . . . .  $   308.7   $   159.6   $   (78.1)  $   29.3    $  171.0     $   590.5
                             =========   =========   =========   ========    ========     =========
SUPPLEMENTAL
 INFORMATION:
Equity in net income
 of investees
 accounted for by the
 equity method. . . . . . .  $    31.0   $    16.9   $    57.9   $    4.4    $   28.1     $   138.3
Carrying value of
 investments accounted
 for under the
 equity method. . . . . . .      410.2       249.2       586.1       13.1       686.0       1,944.6
Amortization of
 deferred policy
 acquisition costs. . . . .      184.7       111.4         2.3         --        (0.1)        298.3
Interest expense. . . . . .        0.2          --          --        6.1        43.3          49.6
Income tax expense. . . . .      174.3        74.4        52.1       17.8        26.7         345.3
Segment assets. . . . . . .   36,640.7    18,721.5    35,667.1    2,287.8     2,631.2      95,948.3

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 15 -- SEGMENT INFORMATION -- (CONTINUED)

                                                           ASSET              INVESTMENT  CORPORATE
2003                                              PROTECTION  GATHERING   G&SFP    MANAGEMENT  AND OTHER   CONSOLIDATED
-------------------------------------------       ----------  ---------  --------  ----------  ---------  --------------
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
Net realized investment and other gains
 (losses). . . . . . . . . . . . . . . . . . . .      $(97.9)     $(33.5)   $(218.7)   $ 10.6     $ 341.9       $  2.4
Less amortization of deferred policy
 acquisition costs related to net realized
 investment and other gains (losses) . . . . . .         7.4       (13.5)        --        --          --         (6.1)
Less amounts credited to participating
 pension contractholder accounts . . . . . . . .          --          --        3.4        --          --          3.4
Add amounts credited to the policyholder
 dividend obligation . . . . . . . . . . . . . .        58.5          --         --        --          --         58.5
                                                      ------      ------    -------    ------     -------       ------
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs, amounts
 credited to participating pension
 contractholders and amounts credited to
 the policyholder dividend obligation --
 per the consolidated financial statements . . .       (32.0)      (47.0)    (215.3)     10.6       341.9         58.2
Less net realized investment and other
 (gains) losses attributable to mortgage
 securitizations . . . . . . . . . . . . . . . .          --          --         --     (11.5)         --        (11.5)
                                                      ------      ------    -------    ------     -------       ------
Net realized investment and other gains
 (losses), net-pre-tax adjustment made to
 calculate segment operating income. . . . . . .       (32.0)      (47.0)    (215.3)     (0.9)      341.9         46.7
Less income tax effect . . . . . . . . . . . . .        11.1        16.8       82.1       0.4      (126.3)       (15.9)
                                                      ------      ------    -------    ------     -------       ------
Net realized investment and other gains
 (losses), net-after-tax adjustment made to
 calculate segment operating income. . . . . . .      $(20.9)     $(30.2)   $(133.2)   $ (0.5)    $ 215.6       $ 30.8
                                                      ======      ======    =======    ======     =======       ======


                                             ASSET                 INVESTMENT  CORPORATE
2002                           PROTECTION  GATHERING     G&SFP     MANAGEMENT  AND OTHER   CONSOLIDATED
----------------------------   ----------  ----------  ----------  ----------  ---------  --------------
REVENUES:
Revenues from external
 customers . . . . . . . . .   $ 1,949.2   $   571.0   $    64.5   $   76.0    $  702.5     $ 3,363.2
Net investment income. . . .     1,310.7       575.7     1,703.9       15.1       (24.4)      3,581.0
Inter-segment revenues . . .          --         1.1          --       33.5       (34.6)           --
                               ---------   ---------   ---------   --------    --------     ---------
Segment revenues . . . . . .     3,259.9     1,147.8     1,768.4      124.6       643.5       6,944.2
Net realized
 investment and other
 gains (losses). . . . . . .       (66.0)      (42.5)     (313.8)       0.4       (29.5)       (451.4)
                               ---------   ---------   ---------   --------    --------     ---------
Revenues . . . . . . . . . .   $ 3,193.9   $ 1,105.3   $ 1,454.6   $  125.0    $  614.0     $ 6,492.8
                               =========   =========   =========   ========    ========     =========
NET INCOME:
Segment after-tax
 operating income. . . . . .   $   310.6   $   130.7   $   268.7   $   21.2    $   43.4     $   774.6
Net realized
 investment gains
 (losses). . . . . . . . . .       (42.0)      (25.7)     (199.6)       0.4       (18.9)       (285.8)
Class action lawsuit . . . .       (18.7)         --          --         --        (0.8)        (19.5)
Restructuring charges  . . .        (5.7)       (6.1)       (0.6)      (0.8)        2.8         (10.4)
                                ---------   ---------   ---------   --------    --------     ---------
Net income . . . . . . . . .   $   244.2   $    98.9   $    68.5   $   20.8    $   26.5     $   458.9
                               =========   =========   =========   ========    ========     =========
SUPPLEMENTAL
 INFORMATION:
Equity in net income
 of investees
 accounted for by the
 equity method . . . . . . .   $    17.9   $     8.7   $    34.5   $    0.3    $    3.4     $    64.8
Carrying value of
 investments accounted
 for under the equity
 method. . . . . . . . . . .       213.0       137.6       387.3       11.4       631.4       1,380.7
Amortization of
 deferred policy
 acquisition costs . . . . .       171.1       140.5         2.2                   (0.4)        313.4
Interest expense . . . . . .         0.5         0.5          --        6.7        44.9          52.6
Income tax expense . . . . .       133.6        42.5        17.6       12.2       (97.3)        108.6
Segment assets . . . . . . .    31,803.2    16,052.8    34,967.0    2,370.8     2,613.2      87,807.0

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 15 -- SEGMENT INFORMATION -- (CONTINUED)

                                                                 ASSET              INVESTMENT  CORPORATE
2002                                               PROTECTION  GATHERING   G&SFP    MANAGEMENT  AND OTHER   CONSOLIDATED
-------------------------------------------------  ----------  ---------  --------  ----------  ---------  --------------
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
Net realized investment and other gains
 (losses). . . . . . . . . . . . . . . . . . . .    $(88.7)     $(70.9)   $(337.1)    $ 1.6      $(29.5)      $(524.6)
Less amortization of deferred policy
 acquisition costs related to net realized
 investment and other gains (losses) . . . . . .      10.8        28.1         --        --          --          38.9
Less amounts credited to participating
 pension contractholder accounts . . . . . . . .        --          --       23.3        --          --          23.3
Add amounts credited to the policyholder
 dividend obligation . . . . . . . . . . . . . .      11.9          --         --        --          --          11.9
                                                    ------      ------    -------     -----      ------       -------
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs, amounts
 credited to participating pension
 contractholders and amounts credited to
 the policyholder dividend obligation --
 per the consolidated financial statements . . .     (66.0)      (42.8)    (313.8)      1.6       (29.5)       (450.5)
Less net realized investment and other
 (gains) losses attributable to mortgage
 securitizations . . . . . . . . . . . . . . . .        --         0.3         --      (1.2)         --          (0.9)
                                                    ------      ------    -------     -----      ------       -------
Net realized investment and other gains
 (losses), net-pre-tax adjustment made to
 calculate segment operating income. . . . . . .     (66.0)      (42.5)    (313.8)      0.4       (29.5)       (451.4)
Less income tax effect . . . . . . . . . . . . .      24.0        16.8      114.2        --        10.6         165.6
                                                    ------      ------    -------     -----      ------       -------
Net realized investment and other gains
 (losses), net-after-tax adjustment made to
 calculate segment operating income. . . . . . .    $(42.0)     $(25.7)   $(199.6)    $ 0.4      $(18.9)      $(285.8)
                                                    ======      ======    =======     =====      ======       =======

                                              ASSET                 INVESTMENT  CORPORATE
2001                            PROTECTION  GATHERING     G&SFP     MANAGEMENT  AND OTHER   CONSOLIDATED
------------------------------  ----------  ----------  ----------  ----------  ---------  --------------
REVENUES:
Revenues from external
 customers . . . . . . . . . .   $ 1,796.2   $   678.0   $   535.0   $   86.5    $  652.6     $ 3,748.3
Net investment income. . . . .     1,258.5       498.5     1,834.5       28.7        26.0       3,646.2
Inter-segment revenues . . . .          --          --          --       28.0       (28.0)           --
                                 ---------   ---------   ---------   --------    --------     ---------
Segment revenues . . . . . . .     3,054.7     1,176.5     2,369.5      143.2       650.6       7,394.5
Net realized
 investment and other
 gains (losses). . . . . . . .       (98.1)      (54.8)     (121.1)      (0.2)       25.2        (249.0)
                                 ---------   ---------   ---------   --------    --------     ---------
Revenues . . . . . . . . . . .   $ 2,956.6   $ 1,121.7   $ 2,248.4   $  143.0    $  675.8     $ 7,145.5
                                 =========   =========   =========   ========    ========     =========
NET INCOME:
Segment after-tax
 operating income. . . . . . .   $   284.3   $   148.3   $   238.0   $   29.8    $   55.4     $   755.8
Net realized
 investment gains
 (losses). . . . . . . . . . .       (62.2)      (34.7)      (77.0)      (0.2)       16.6        (157.5)
Class action lawsuit . . . . .          --          --          --         --       (19.5)        (19.5)
Restructuring charges. . . . .        (4.4)      (17.6)       (1.2)      (0.9)       (1.3)        (25.4)
Surplus tax. . . . . . . . . .         9.6         0.2         2.6        0.1         0.8          13.3
Cumulative effect of
 accounting changes,
 net of tax. . . . . . . . . .        11.7        (0.5)       (1.2)      (0.2)       (2.6)          7.2
                                 ---------   ---------   ---------   --------    --------     ---------
Net income . . . . . . . . . .   $   239.0   $    95.7   $   161.2   $   28.6    $   49.4     $   573.9
                                 =========   =========   =========   ========    ========     =========
SUPPLEMENTAL
 INFORMATION:
Equity in net income
 of investees
 accounted for by the
 equity method . . . . . . . .   $    12.9   $     7.0   $    24.8   $    6.9    $    4.8     $    56.4
Carrying value of
 investments accounted
 for under the
 equity method . . . . . . . .       121.5        87.7       212.0       11.2       629.7       1,062.1
Amortization of
 deferred policy
 acquisition costs . . . . . .       171.3        75.0         2.4         --         0.3         249.0
Interest expense . . . . . . .         0.9         1.9          --       12.4        43.8          59.0
Income tax expense . . . . . .       108.8        35.0        71.0       16.2       (30.3)        200.7
Segment assets . . . . . . . .    28,912.5    14,740.5    32,253.9    2,049.8     3,168.0      81,124.7

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 15 -- SEGMENT INFORMATION -- (CONTINUED)

                                                                   ASSET              INVESTMENT  CORPORATE
2001                                                 PROTECTION  GATHERING   G&SFP    MANAGEMENT  AND OTHER   CONSOLIDATED
---------------------------------------------------  ----------  ---------  --------  ----------  ---------  --------------
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
Net realized investment and other gains
 (losses). . . . . . . . . . . . . . . . . . . . .     (122.9)     (76.4)     (78.8)      3.0       25.2         (249.9)
Less amortization of deferred policy
 acquisition costs related to net realized
 investment and other gains (losses) . . . . . . .        7.8       21.6         --        --         --           29.4
Less amounts credited to participating
 pension contractholder accounts . . . . . . . . .         --         --      (42.3)       --         --          (42.3)
Add amounts credited to the policyholder
 dividend obligation . . . . . . . . . . . . . . .       17.0         --         --        --         --           17.0
                                                      -------     ------    -------     -----      -----        -------
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs, amounts
 credited to participating pension
 contractholders and amounts credited to
 the policyholder dividend obligation --
 per the consolidated financial statements . . . .      (98.1)     (54.8)    (121.1)      3.0       25.2         (245.8)
Less net realized investment and other
 (gains) losses attributable to mortgage
 securitizations . . . . . . . . . . . . . . . . .         --         --         --      (3.2)        --           (3.2)
                                                      -------     ------    -------     -----      -----        -------
Net realized investment and other gains
 (losses), net-pre-tax adjustment made to
 calculate segment operating income. . . . . . . .      (98.1)     (54.8)    (121.1)     (0.2)      25.2         (249.0)
Less income tax effect . . . . . . . . . . . . . .       35.9       20.1       44.1        --       (8.6)          91.5
                                                      -------     ------    -------     -----      -----        -------
Net realized investment and other gains
 (losses), net-after-tax adjustment made to
 calculate segment operating income. . . . . . . .    $ (62.2)    $(34.7)   $ (77.0)    $(0.2)     $16.6        $(157.5)
                                                      =======     ======    =======     =====      =====        =======

The Company operates primarily in the United States and also in Indonesia. In addition, the International Group Program consists of a network of 52 insurers that coordinate and/or reinsure group life, health, disability and pension coverage for foreign and globally mobile employees of multinational companies in 51 countries and territories. The following table summarizes selected financial information by geographic location for the year ended or at December 31:

                                                                                                            INCOME BEFORE
                                                                                                             INCOME TAXES
                                                                                                            AND CUMULATIVE
                                                                                  LONG-LIVED                  EFFECT OF
LOCATION                                                                REVENUES    ASSETS     ASSETS     ACCOUNTING CHANGES
----------------------------------------------------------------------  --------  ----------  ---------  --------------------
                                                                                           (IN MILLIONS)
2003
United States . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $6,898.2    $273.2    $95,849.4        $1,201.7
Foreign -- other. . . . . . . . . . . . . . . . . . . . . . . . . . .      407.9       0.5         98.9            13.1
                                                                        --------    ------    ---------        --------
                                                                        $7,306.1    $273.7    $95,948.3        $1,214.8
                                                                        ========    ======    =========        ========
2002
United States . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $6,214.6    $525.1    $87,719.6        $  556.8
Foreign -- other. . . . . . . . . . . . . . . . . . . . . . . . . . .      278.2       0.6         87.4            10.7
                                                                        --------    ------    ---------        --------
                                                                        $6,492.8    $525.7    $87,807.0        $  567.5
                                                                        ========    ======    =========        ========
2001
United States . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $6,938.9    $533.8    $81,052.9        $  761.4
Foreign -- other. . . . . . . . . . . . . . . . . . . . . . . . . . .      206.6       0.6         71.8             6.0
                                                                        --------    ------    ---------        --------
                                                                        $7,145.5    $534.4    $81,124.7        $  767.4
                                                                        ========    ======    =========        ========


The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 16 -- FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

The following methods and assumptions were used by the Company to determine the fair values of its financial instruments:

  Fair values for publicly traded fixed maturities (including redeemable preferred stocks). Quarterly a review is made of the entire fixed maturity portfolio to assess credit quality, including a review of all impairments with the Life Company's Committee of Finance, a sub-committee to the Board of Directors. At the end of each quarter our Investment Review Committee reviews all securities trading below ninety cents on the dollar to determine whether other-than-temporary impairments need to be recorded. The results of this quarterly analysis are reviewed by the Life Company's Committee of Finance. The fair value for equity securities is based on quoted market prices.

  The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

  The carrying values for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

  The fair value of the Company's long-term debt is estimated using discounted cash flows based on the Company's incremental borrowing rates for similar types of borrowing arrangements. Carrying values for commercial paper and short-term borrowings approximate fair value.

  Fair values for the Company's guaranteed investment contracts, consumer notes, and funding agreements are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the account value adjusted for current market interest rates. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

  The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

  The fair value for commitments approximates the amount of the outstanding commitment.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 16 -- FAIR VALUE OF FINANCIAL INSTRUMENTS -- (CONTINUED)

The following table presents the carrying values and fair values of the Company's financial instruments:

                                                     DECEMBER 31,
                                      ------------------------------------------
                                              2003                  2002
                                      --------------------  --------------------
                                      CARRYING     FAIR     CARRYING      FAIR
                                        VALUE      VALUE      VALUE       VALUE
                                      ---------  ---------  ---------  -----------
                                                 (IN MILLIONS)
ASSETS:
Fixed maturities:
 Held-to-maturity. . . . . . . . . .   $ 1,488.7  $ 1,512.8  $ 1,727.0   $ 1,777.2
 Available-for-sale. . . . . . . . .    46,482.1   46,482.1   42,046.3    42,046.3
Equity securities:
 Available-for-sale. . . . . . . . .       333.1      333.1      349.6       349.6
 Trading securities. . . . . . . . .         0.6        0.6        0.7         0.7
Mortgage loans on real estate. . . .    10,871.1   11,791.4   10,296.5    11,220.7
Policy loans . . . . . . . . . . . .     2,019.2    2,019.2    2,014.2     2,014.2
Short-term investments . . . . . . .        31.5       31.5      137.3       137.3
Cash and cash equivalents. . . . . .     2,626.9    2,626.9      897.0       897.0
Derivatives:
 Futures contracts, net. . . . . . .          --         --        0.3         0.3
 Interest rate swap agreements . . .       192.7      192.7      165.4       165.4
 Interest rate swap CMT. . . . . . .         0.7        0.7        1.7         1.7
 Interest rate cap agreements. . . .        28.2       28.2       15.9        15.9
 Interest rate floor agreements. . .        76.0       76.0       93.2        93.2
 Currency rate swap agreements . . .       719.8      719.8      281.7       281.7
 Credit default swaps. . . . . . . .         1.9        1.9         --          --
 Equity collar agreements. . . . . .         2.0        2.0       12.8        12.8
LIABILITIES:
Consumer notes . . . . . . . . . . .     1,550.4    1,473.0      290.2       272.9
Debt . . . . . . . . . . . . . . . .       713.3      775.8      803.4       643.3
Guaranteed investment contracts
 and funding agreements. . . . . . .    17,101.4   17,110.5   17,961.3    18,022.2
Fixed rate deferred and immediate
 annuities . . . . . . . . . . . . .    10,336.0   10,602.9    8,466.9     8,775.9
Supplementary contracts without
 life contingencies. . . . . . . . .        56.6       61.6       52.8        59.1
Derivatives:
 Futures contracts, net. . . . . . .         0.2        0.2        0.2         0.2
 Interest rate swap agreements . . .       839.3      839.3    1,229.1     1,229.1
 Interest rate swaption
  agreements . . . . . . . . . . . .         2.6        2.6        3.2         3.2
 Currency rate swap agreements . . .       677.0      677.0      156.8       156.8
 Equity collar agreements. . . . . .          --         --         --          --
 Credit default swaps. . . . . . . .         0.9        0.9         --          --
 Equity swaps. . . . . . . . . . . .          --         --         --          --
Commitments. . . . . . . . . . . . .          --    2,168.0         --     1,537.9

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 17 -- STOCK COMPENSATION PLANS

On January 5, 2000, the Life Company, as sole shareholder of John Hancock Financial Services, Inc., approved and adopted the 1999 Long-Term Stock Incentive Plan (the Incentive Plan), which originally had been approved by the Board of Directors (the Board) of the Company on August 31, 1999. Under the Incentive Plan, which became effective on February 1, 2000, the effective date of the Plan of Reorganization of the Life Company, options granted may be either non-qualified stock options or incentive stock options qualifying under Section 422 of the Internal Revenue Code. The Incentive Plan objectives include attracting and retaining the best personnel, providing for additional performance incentives, and promoting the success of the Company by providing employees the opportunity to acquire the Company's common stock. In 2001, the Board adopted and the stockholders approved the amended and restated 1999 Long-Term Stock Incentive Plan (as amended the Long-Term Stock Incentive Plan) and the Non-Employee Directors' Long-Term Stock Incentive Plan (the Directors' Plan, collectively, the Incentive Plans).

The maximum number of shares of common stock available under the Long-Term Incentive Plan is 40,741,403. In addition, no more than 8,148,281 of these shares shall be available for stock awards. The maximum number of shares that may be granted as incentive stock options is 32,593,122 shares. The aggregate number of shares that may be covered by awards for any one participant over the period that the Long-Term Stock Incentive Plan is in effect shall not exceed 8,148,281 shares. Subject to these overall limits, there is no annual limit on the number of stock options or stock awards that may be granted in any one year.

The maximum number of shares available in the Non-Employee Directors' Long-Term Stock Incentive Plan is 1,000,000 shares of common stock. Pursuant to the Non-Employee Directors' Long-Term Stock Incentive Plan, each director receives 50% of the annual retainer paid to eligible directors in the form of stock awards. Where a director elects to have the remaining 50% of their retainer invested in shares of the Company's common stock through open market purchases the Company grants a partial matching stock award, which is forfeitable. Commencing on April 1, 2002, the matching stock award is transferred from the Non-Employee Directors' Long-Term Stock Incentive Plan. In addition, on stockholder approval of the Non-Employee Directors' Long-Term Stock Incentive Plan, each non-employee director received a non-qualified stock option award of 15,000 shares. Through December 31, 2002, as any new non-employee director is appointed that person will receive an initial option award of 15,000 shares and annually thereafter, at the date of the Company's annual meeting, each will receive non-qualified stock option awards for 5,000 shares. As of January 1, 2003, in lieu of stock option grants made in prior year, the Board of Directors receives an annual retainer paid in common stock transferred from the Non Employee Director Long Term Stock Incentive Plan. The stock compensation granted under the Incentive Plans contain various vesting provisions described in more detail below. All outstanding stock compensation grants made prior to September 28, 2003 vest upon the change of control with Manulife, should that transaction be approved by the shareholders and regulatory authorities. Pursuant to the definitive merger agreement with Manulife, no stock compensation grants made under the Incentive Plans subsequent to September 28, 2003 (except for restricted stock and restricted deferred stock units issued to non-employee directors on or before December 31, 2003) vest on the potential change in control with Manulife.

                                                                                                         NUMBER OF JHFS
                                     NUMBER OF JHFS                                              SHARES REMAINING AVAILABLE FOR
                                SHARES TO BE ISSUED UPON            WEIGHTED-AVERAGE              FUTURE ISSUANCE UNDER EQUITY
                            EXERCISE OF OUTSTANDING OPTIONS,  EXERCISE PRICE OF OUTSTANDING      COMPENSATION PLANS (EXCLUDING
PLAN CATEGORY                     WARRANTS AND RIGHTS         OPTIONS, WARRANTS AND RIGHTS    JHFS SHARES REFLECTED IN COLUMN (A))
--------------------------  --------------------------------  -----------------------------  --------------------------------------
                                          (A)                              (B)                                (C)
                                     (IN THOUSANDS)                                                      (IN THOUSANDS)
Equity compensation plans
 approved by JHFS
 stockholders . . . . . .               21,566.6                         $34.59                             14,258.9
Equity compensation plans
 not approved by JHFS
 stockholders . . . . . .                     --                             --                                   --
                                        --------                         ------                             --------
Total . . . . . . . . . .               21,566.6                         $34.59                             14,258.9
                                        ========                         ======                             ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 17 -- STOCK COMPENSATION PLANS -- (CONTINUED)

The Incentive Plans have options exercisable at the dates listed in the table below. JHFS granted 1.0 million options to the Company's employees during the year ended December 31, 2003. Options outstanding under the Long-Term Incentive Plan were granted at a price equal to the market value of the JHFS stock on the date of grant, vest over a two-year period, and expire five years after the grant date. Options outstanding under the Non-Employee Director's Long-Term Stock Incentive Plan were granted at a price equal to the market value of the stock on the date of grant, vest immediately, and expire five years after grant date. There were no options granted under the Non Employee Director Long Term Stock Incentive Plan in 2003.

The status of stock options under the Incentive Plans are summarized below as of December 31:

                          NUMBER OF     WEIGHTED-AVERAGE      JHFS SHARES       WEIGHTED-AVERAGE
                         JHFS SHARES        EXERCISE          SUBJECT TO            EXERCISE
                        (IN THOUSANDS)       PRICE        EXERCISABLE OPTIONS   PRICE PER SHARE
                        --------------  ----------------  -------------------  ------------------
Outstanding at
 December 31, 2000. .       3,806.4          $14.07
 Granted. . . . . . .      10,819.9           35.96
 Exercised. . . . . .         726.5           14.05
 Canceled . . . . . .         969.6           29.61
                        --------------  ----------------  -------------------  ----------------
Outstanding at
 December 31, 2001. .      12,930.2          $31.21             2,270.5              $26.03
 Granted. . . . . . .      10,571.6           36.94
 Exercised. . . . . .         848.7           14.74
 Canceled . . . . . .         340.3           35.38
                        --------------  ----------------  -------------------  ----------------
Outstanding at
 December 31, 2002. .      22,312.8          $34.39             8,911.2              $30.48
 Granted. . . . . . .       1,012.1           27.78
 Exercised. . . . . .         881.6           20.52
 Canceled . . . . . .         876.7           36.00
                           --------          ------            --------              ------
Outstanding at
 December 31, 2003. .      21,566.6          $34.59            16,312.3              $34.29


Through December 31, 2002, the Company accounted for stock-based compensation using the intrinsic value method prescribed by APB Opinion No. 25, under which no compensation cost for stock options is recognized for stock option awards granted at or above fair market value, with the exception of the Signator Stock Option Program. Had compensation expense for the remaining Company's stock-based compensation plan been determined based upon fair values at the grant dates for awards under the plan in accordance with SFAS No. 123, the Company's income would have been reduced to the pro forma amounts indicated below. Stock option awards granted after December 31, 2002 will be accounted for using the fair value method prescribed by SFAS No. 123, Accounting for Stock-Based Compensation.

The estimated weighted-average fair value per option using the Black-Scholes option valuation model was $5.79, $7.70 and $9.35, respectively, for the years ending December 31, 2003, 2002 and 2001, using the following assumptions:

                                                                              2003             2002              2001
                                                                         ---------------  ---------------  ---------------
Expected term. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3 Years          3 Years            3-5 years

Risk free rate/(1)/  . . . . . . . . . . . . . . . . . . . . . . . . .      2.51%            2.51%             4.6% - 6.0%

Dividend yield . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1.05%            1.05%                1.0%

Expected volatility. . . . . . . . . . . . . . . . . . . . . . . . . .      28.8%            28.8%               32.0%


(1) Dependent on grant date.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 17 -- STOCK COMPENSATION PLANS -- (CONTINUED)

For the purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The Company's pro forma information follows:

                                                   YEARS ENDED DECEMBER 31,
                                                 --------------------------
                                                   2003      2002       2001
                                                 --------  --------  ----------
                                                        (IN MILLIONS)
Net income, as reported. . . . . . . . . . . .    $590.5    $458.9     $573.9
Add: Stock-based employee compensation expense
 included in reported net income,
 net of related tax effects. . . . . . . . . .      14.4       3.5        1.0
Deduct: Total stock-based employee compensation
 expense determined under fair value
 method for all awards, net of related tax
 effects (unaudited) . . . . . . . . . . . . .      39.5      57.6       34.3
                                                  ------    ------     ------
Pro forma net income (unaudited) . . . . . . .    $565.4    $404.8     $540.6
                                                  ======    ======     ======


The following table summarizes information about stock options outstanding at December 31, 2003:

                                                                                          NUMBER OF
                                 NUMBER OF OPTIONS  WEIGHTED-AVERAGE                     EXERCISABLE     WEIGHTED-AVERAGE
                                  OUTSTANDING AT       REMAINING      WEIGHTED-AVERAGE     OPTIONS        EXERCISE PRICE
                                      12/31/0       CONTRACTUAL LIFE      EXERCISE       AT 12/31/03      OF EXERCISABLE
RANGE OF EXERCISE PRICE           (IN THOUSANDS)        (YEARS)             RICE        (IN THOUSANDS)       OPTIONS
-------------------------------  -----------------  ----------------  ----------------  --------------  ------------------
$12.49 - $16.65                       1,415.0             1.2              $13.94           1,415.0           $13.94
$20.81 - $24.97                          31.8             1.6               23.58              31.8            23.58
$24.97 - $29.13                       3,168.9             4.0               28.60           1,076.4            28.94
$29.13 - $33.30                       1,133.2             3.8               30.44           1,008.2            30.52
$33.30 - $37.46                       8,631.1             2.2               35.51           8,522.3            35.53
$37.46 - $41.62                       7,186.6             2.9               40.99           4,258.6            40.78
                                 -----------------  ----------------  ----------------  --------------  ----------------
                                     21,566.6             2.7              $34.59          16,312.3           $34.29
                                 =================  ================  ================  ==============  ================


Under the Signator Stock Option Program, pursuant to the Long-Term Stock Incentive Plan, which was implemented in 2001, the Company granted 382,983 stock options during February 2003 at a grant price of $26.89 per share. The Company granted 270,270 stock options during February 2002 at a grant price of $37.57 per share and 20,000 stock options at a grant price of $40.50 per share during March 2002. During February 2001, the Company granted 343,739 stock options at a grant price of $35.53 per share. All stock option awards under the Signator Stock Option Program were granted to non-employee general agents at a price equal to the market value of the stock on the date of grant. The stock options vest over a two-year period, subject to continued participation in the John Hancock sales program and attainment of established, individual sales goals. After one year of vesting, an agent is allowed to exercise 50% of the stock options granted. The Company amortizes compensation expense for Signator Stock Option Program grants over a 24-month period commencing on grant date at a fair value of $5.60, $7.83, $8.44 and $9.24 per option determined by the Black-Scholes Option valuation model for the February 2003, February 2002, March 2002 and February 2001 grants, respectively. In accordance with EITF No. 96-18 "Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling Goods or Services." The expense related to option grants under the Signator Stock Option Program is adjusted to a current fair value at each reporting period. Total amortization expense recognized for the year ended December 31, 2003, 2002 and 2001 was $2.0 million, $1.4 million and $1.3 million, respectively. The total grant date fair value of the stock options granted under the program from January 1, 2002 through December 31, 2002, is $2.1 million, the total grant date fair value of the stock options granted under the program from January 1, 2002 through December 31, 2002, is $2.3 million and from January 1, 2001 through December 31, 2001, is $3.1 million. During 2003, 2002 and 2001, 94,555, 67,457 and 4,737 stock options were forfeited with a total grant date price of $3.3 million, $0.5 million and $0.01 million, respectively. The outstanding option balance for the 2003, 2002 and 2001 grants under the Signator Stock Options Grant Program are 367,764, 238,002, and 177,224, respectively, at December 31, 2003.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 17 -- STOCK COMPENSATION PLANS -- (CONTINUED)

In 2003, the Company anticipates a $7.2 million tax deduction on its tax return for employee stock option compensation. The Company plans to file its 2003 tax return by September 15, 2004. In 2002 and 2001, the Company deducted $12.3 million and $12.4 million, respectively, on its tax return for employee stock option compensation.

STOCK GRANTS TO NON-EXECUTIVES

During February and March 2001, JHFS granted 265,391 total shares of non-vested stock to key personnel. The program was funded with cash and the shares were purchased on the open market at the weighted-average grant price of $37.22 per share. These grants of non-vested stock are forfeitable and vest at three years of service with the Company. The total grant-date exercise price of the non-vested stock granted from January 1, 2001 through December 31, 2001 is $9.9 million. During 2003, 2002 and 2001, 1,939, 3,520, and 16,414 shares of non-vested stock were forfeited with a total grant-date exercise price of $0.1 million, $0.1 million, and $0.6 million, respectively. During 2003, 163,642 shares were vested. The outstanding share balance in the 2001 plan is 79,876 at December 31, 2003.

During February 2002, JHFS granted 153,900 total shares of non-vested stock to key personnel. The program was funded with cash and the shares were purchased on the open market at the weighted-average grant price of $38.22 per share.
 These grants of non-vested stock are forfeitable and vest at three years of service with the Company. The total grant-date exercise price of the non-vested stock granted from January 1, 2002 through December 31, 2002 is $5.9 million.
 During 2003 and 2002, 1,487 and, 66 shares of non-vested stock were forfeited with a total grant-date price of $0.1 million and $0.01 million, respectively. During 2003, 51,307 shares were vested. The outstanding share balance in the 2002 plan is 101,040 at December 31, 2003.

During February 2003, the Company granted 23,076 total shares of non-vested stock to key personnel. The program was funded with cash and the shares were purchased on the open market at the weighted-average grant price of $27.53 per share. The grants of non-vested stock are forfeitable and, at the time of the grant, vested at three years of service with the Company. The total grant-date exercise price of the non-vested stock granted from January 1, 2003 through December 31, 2003 is $0.6 million. During 2003, 1,412 shares of non-vested stock were forfeited with a total-grant date price of $0.03 million. The outstanding share balance in the 2003 plan is 21,664 at December 31, 2003.

On February 24, 2003, the Company received 149,100 shares at a weighted average price of $27.88 per share as consideration for the payment of payroll taxes on the vesting of the non-vested stock grant to key personnel. On this date, the vesting characteristics of the non-executive stock grants changed from three year cliff vesting to ratable vesting over three years, one-third per year.

STOCK GRANTS TO EXECUTIVES

During 2001, the Company granted 72,749 shares of non-vested stock to executive officers at a weighted-average grant price per share of $35.72. These grants of non-vested stock are forfeitable and vest at three or five years of service with the Company. The Company amortizes compensation expense for the grant over the vesting period. Total amortization for the period ending December 31, 2003, 2002 and 2001, was $0.4, $0.4 and $0.3 million, respectively. The total grant-date price of the non-vested stock granted from January 1, 2001 through December 31, 2001, is $2.6 million. During 2001, 14,000 shares of non-vested stock were forfeited with a total grant-date price of $0.5 million. There were no forfeitures in 2003 or 2002. The total outstanding share balance of these grants is 58,749 at December 31, 2003.

During January 2002, the Company granted 550,000 shares of non-vested stock to the Company's policy committee at a weighted-average grant price per share of $41.62. These grants of non-vested stock are forfeitable and vest at five years of service with the Company. The Company amortizes compensation expense for the grant over the vesting period. Total amortization for the periods ending December 31, 2003 and December 31, 2002 was $4.6 million and $4.6 million. The total grant-date price of the non-vested stock granted from January 1, 2002 through December 31, 2002, is $22.9 million. There were no forfeitures of this grant during 2003 or 2002. The outstanding share balance of this grant is 550,000 at December 31, 2003.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 17 -- STOCK COMPENSATION PLANS -- (CONTINUED)

During February 2002, the Company granted 87,401 shares of non-vested stock to executive officers at a weighted-average grant price per share of $38.22. These grants of non-vested stock are forfeitable and vest at three years of service with the Company. The total grant-date exercise price of the non-vested stock granted from January 1, 2002 through December 31, 2002, is $3.3 million. There were no forfeitures of this grant during 2003 or 2002. The outstanding share balance of this grant is 87,401 at December 31, 2003.

During January 2003, the Company granted 1,150,000 shares of non-vested stock to the Company's policy committee at a weighted average grant price per share of $28.65. These grants of non-vested stock are forfeitable and vest at five years of service with the Company. The Company amortizes compensation expense for the grant over the vesting period. Total amortization for the period ending December 31, 2003 is $12.2 million. The total grant-date exercise price of the non-vested stock granted from January 1, 2003 through December 31, 2003 is $32.9 million. During 2003, 245,646 shares of the January 2003 grant were vested and exchanged to payoff loans under the Stock Ownership and Loan Program and related income tax. The outstanding share balance of this grant is 904,354 at December 31, 2003.

During February 2003, the Company granted 27,305 total shares of non-vested stock to the Company's policy committee. The program was funded with cash and the shares were purchased from the Company at the weighted-average grant price of $27.53 per share. The grants of non-vested stock are forfeitable and vest at three years of service with the Company. The total grant-date exercise price of the non-vested stock granted from January 1, 2003 through December 31, 2003 is $0.8 million. There were no forfeitures of this grant during 2003. The outstanding share balance in the 2003 plan is 27,305 at December 31, 2003.

During February 2003, the Company's executives purchased 68,382 shares from the Company at a weighted average price of $27.53. This purchase was not made pursuant to the Long Term Stock Incentive Plan and was not charged to the remaining equity available under the plan. The transaction was executed at market price to facilitate executives reaching required ownership levels.

STOCK GRANTS TO BOARD MEMBERS

During 2003 and 2002, the Company issued 11,158 and 7,504 shares to Non-Employee Directors as payment of 25% and 50% of their quarterly retainer, respectively. These shares are not forfeitable and vest immediately. The total grant-date exercise price of this stock issued to non-employee directors from January 1, 2003 through December 31, 2003 is $0.3 million, from January 1, 2002 through December 31, 2002 is $0.3 million and from January 1, 2001 through December 31, 2001 is $0.1 million. In addition, in July 2001, the Company implemented a plan that would allow directors, at their discretion, to invest the second half of their quarterly retainer in the Company's common stock in lieu of receiving cash. As of July 1, 2003 the Company will match any investment at a rate of 25%. Prior to July 1, 2003 the Company matched investments at a rate of 50%. The restricted stock given as matching shares is forfeitable and vests over three years. For the period from July 1, 2001 through March 31, 2002, the restricted stock given as matching shares was purchased on the open market. As of April 1, 2002, the restricted stock given as matching shares is granted from the Non-Employee Long Term Stock Incentive Plan. At December 31, 2003 and 2002, 506 and 484 shares were matched under the program at a weighted-average grant price per share of $29.53 and $36.22, respectively. Of 484 shares matched in 2002, 120 were purchased on the open market and 364 were transferred from the Non-Employee Directors' Long-Term Stock Incentive Plan. Total expense recognized for the period ending December 31, 2003 and 2002 was $0.03 million and $0.04 million, respectively.

During May 2003, the Company issued 21,696 shares to the Board of Directors as payment of their annual retainer. These grants of non-vested stock are forfeitable and vest at five years of service with the Company. The Company amortizes compensation expense for the grant over the vesting period. Total amortization for the period ending December 31, 2003 was $0.1 million. There were no forfeitures through December 31, 2003.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 17 -- STOCK COMPENSATION PLANS -- (CONTINUED)

STOCK COMPENSATION ACTIVITY SUBSEQUENT TO YEAR END

During February 2004, the Compensation Committee of the Board of Directors approved stock and stock option grants to the Policy Committee and certain key employees of the Company. The equity grants were made in compliance with the terms of the Long-Term Stock Incentive Plan. A total of 312,500 shares of non-vested stock was granted, with a total grant date price of $12.9 million. A total of 3.2 million options were granted, with a grant date fair value of $8.59 per option as determined by the Black-Scholes option valuation model. Pursuant to the definitive merger agreement with Manulife, no stock compensation grants made under the Incentive Plans subsequent to September 28, 2003 (except for restricted stock and restricted deferred stock units issued to non-employee directors on or before December 31, 2003, vest on the potential change in control with Manulife. Accordingly, these stock compensation grants will not vest as part of any change in control with Manulife.

NOTE 18 -- GOODWILL AND OTHER INTANGIBLE ASSETS

The Company recognizes purchased intangible assets which result from business combinations; goodwill, the value of business acquired (VOBA), and mutual fund investment management contracts acquired (management contracts). The excess of the cost over the fair value of identifiable assets acquired in business combinations is recorded as goodwill. The present value of estimated future profits of insurance policies in force related to businesses acquired is recorded as VOBA.

The management contract assets relate to the Company's mutual fund subsidiary, John Hancock Funds (JH Funds) which purchased mutual fund investment contracts as part of its plan to grow its mutual fund management business. These contracts are identifiable intangible assets which are deemed to be indefinitely renewable by the Company, and are therefore indefinite lived intangible assets in accordance with SFAS No. 142. These management contracts are recorded at cost.

The following tables set forth certain summarized financial information relating to the Company's purchased intangible assets as of the dates and periods indicated.

                                                                                            ACCUMULATED
                                                                         GROSS CARRYING    AMORTIZATION       NET CARRYING
                                                                            AMOUNT       AND OTHER CHANGES      AMOUNT
                                                                        ---------------  -----------------  ---------------
                                                                                          (IN MILLIONS)
DECEMBER 31, 2003
Unamortizable intangible assets:
 Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $166.7            $(58.1)           $108.6
 Management contracts . . . . . . . . . . . . . . . . . . . . . . . .         13.3              (7.0)              6.3
Amortizable intangible assets:
 VOBA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        205.9             (37.4)            168.5
DECEMBER 31, 2002
Unamortizable intangible assets:
 Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $166.7            $(58.1)           $108.6
 Management contracts . . . . . . . . . . . . . . . . . . . . . . . .         12.2              (7.0)              5.2
Amortizable intangible assets:
 VOBA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        201.7             (24.5)            177.2

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 18 -- GOODWILL AND OTHER INTANGIBLE ASSETS -- (CONTINUED)

                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                                  ---------------------------------
                                                                     2003        2002         2001
                                                                  ----------  ----------  ------------
                                                                            (IN MILLIONS)
AGGREGATE AMORTIZATION EXPENSE
Goodwill amortization, net of tax of $ - million, $ -
 million and $3.6 million, respectively . . . . . . . . . . . . .    $ --        $ --         $7.7
Management contract amortization, net of tax of $ - million,
 $ - million and $0.3 million, respectively . . . . . . . . . . .      --          --          0.7
VOBA amortization, net of tax of $3.5 million, $1.1 million
 and $0.8 million, respectively . . . . . . . . . . . . . . . . .    $6.6        $2.0          1.5
                                                                     ----        ----         ----
Aggregate amortization expense, net of tax of $3.5 million,
$1.1 million,  $4.7 million, respectively . . . . . . . . . . . .    $6.6        $2.0         $9.9
                                                                     ====        ====         ====


                                                                                    TAX EFFECT     NET EXPENSE
                                                                                  --------------  -------------
ESTIMATED FUTURE AGGREGATE AMORTIZATION EXPENSE FOR THE YEARS ENDED DECEMBER 31,         (IN MILLIONS)
2004. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $4.1            7.6
2005. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         4.0            7.3
2006. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         3.8            7.0
2007. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         3.5            6.6
2008. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         3.3            6.1


The changes in the carrying value of goodwill, presented for each business segment, for the periods indicated, are as follows:

                                                                 ASSET           INVESTMENT  CORPORATE
                                                   PROTECTION  GATHERING  G&SFP  MANAGEMENT  AND OTHER   CONSOLIDATED
                                                   ----------  ---------  -----  ----------  ---------  --------------
                                                                             (IN MILLIONS)
Goodwill balance at January 1, 2003. . . . . . .     $66.1       $42.1       --     $0.4          --        $108.6
Changes to goodwill during 2003:
 Amortization. . . . . . . . . . . . . . . . . .        --          --       --       --          --            --
 Goodwill acquired . . . . . . . . . . . . . . .        --          --       --       --          --            --
 Other adjustments . . . . . . . . . . . . . . .        --          --       --       --          --            --
                                                     -----       -----      ---     ----         ---        ------
Goodwill balance at December 31, 2003. . . . . .     $66.1       $42.1       --     $0.4          --        $108.6
                                                     =====       =====      ===     ====         ===        ======


                             ASSET       ASSET           INVESTMENT  CORPORATE
                           PROTECTION  GATHERING  G&SFP  MANAGEMENT  AND OTHER   CONSOLIDATED
                           ----------  ---------  -----  ----------  ---------  --------------
                                                  (IN MILLIONS)
Goodwill balance at
 January 1, 2002 . . . .     $73.5       $42.1      --      $0.4                   $116.0
Changes to goodwill
 during 2002:
 Amortization  . . . . .        --          --      --        --         --            --
 Goodwill acquired . . .        --          --      --        --         --            --
 Other
  adjustments/(1)/ . . .      (7.4)         --      --        --         --          (7.4)
                             -----       -----     ---      ----        ---        ------
Goodwill balance at
 December 31, 2002 . . .     $66.1       $42.1      --      $0.4         --        $108.6
                             =====       =====     ===      ====        ===        ======



(1) Purchase price negotiations with Fortis, Inc. were concluded during the first quarter of 2002, resulting in an adjustment of $(7.3) million to the goodwill related to the Company's 1999 acquisition of Fortis' long-term care insurance business. Legal fees associated with these negotiations were finalized in the second quarter of 2002, resulting in a further adjustment to goodwill of $(0.1) million.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 18 -- GOODWILL AND OTHER INTANGIBLE ASSETS -- (CONTINUED)

The changes in the carrying value of VOBA, presented for each business segment, for the periods indicated, are as follows:

                                                        ASSET           INVESTMENT  CORPORATE
                                          PROTECTION  GATHERING  G&SFP  MANAGEMENT  AND OTHER   CONSOLIDATED
                                          ----------  ---------  -----  ----------  ---------  --------------
                                                                    (IN MILLIONS)
VOBA balance at January 1, 2003 . . . .    $177.2         --       --       --          --        $177.2
Amortization and other changes during
 2003:
 Amortization . . . . . . . . . . . . .     (10.1)        --       --       --          --         (10.1)
 VOBA acquired. . . . . . . . . . . . .        --         --       --       --          --            --
 Adjustment to unrealized gains on
  securities
  available-for-sale. . . . . . . . . .      (2.8)        --       --       --          --          (2.8)
Other adjustments/(1)/. . . . . . . . .       4.2         --       --       --          --           4.2
                                           ------        ---      ---      ---         ---        ------
VOBA balance at December 31, 2003 . . .    $168.5         --       --       --          --        $168.5
                                           ======        ===      ===      ===         ===        ======


(1) An adjustment of $4.2 million was made to previously recorded VOBA relating to Allmerica Financial Corporation, to reflect refinements in methods and assumptions implemented upon finalization of transition.


                                             ASSET           INVESTMENT  CORPORATE
                               PROTECTION  GATHERING  G&SFP  MANAGEMENT  AND OTHER   CONSOLIDATED
                               ----------  ---------  -----  ----------  ---------  --------------
                                                  (IN MILLIONS)
VOBA balance at
 January 1, 2002. . . . . .    $ 76.2         --       --       --          --        $ 76.2
Amortization and other
 changes during 2002:
    Amortization. . . . . .      (3.1)        --       --       --          --          (3.1)
    VOBA acquired/(1)/. . .     104.3         --       --       --          --         104.3
Adjustment to
 unrealized gains on
 securities
 available-for-sale . . . .      (0.2)        --       --       --          --          (0.2)
                               ------        ---      ---      ---         ---        ------
VOBA balance at
 December 31, 2002. . . . .    $177.2         --       --       --          --        $177.2
                               ======        ===      ===      ===         ===        ======


(1)  VOBA related to the Company's acquisition of Allmerica Financial
     Corporation.

The changes in the carrying value of management contracts, presented for each business segment, for the periods indicated, are as follows:

                                                                          ASSET           INVESTMENT  CORPORATE
                                                            PROTECTION  GATHERING  G&SFP  MANAGEMENT  AND OTHER   CONSOLIDATED
                                                            ----------  ---------  -----  ----------  ---------  --------------
                                                                                      (IN MILLIONS)
Management contacts balance at January 1, 2003. . . . . .       --        $5.2       --       --          --          $5.2
Amortization and other changes during 2003:
 Amortization . . . . . . . . . . . . . . . . . . . . . .       --          --       --       --          --            --
Management contracts acquired/(1)/  . . . . . . . . . . .       --         1.1       --       --          --           1.1
                                                               ---        ----      ---      ---         ---          ----
Management contracts balance at December 31, 2003 . . . .       --        $6.3       --       --          --          $6.3
                                                               ===        ====      ===      ===         ===          ====


(1) This increase results from JH Fund's purchases of the management contracts for the US Global Leaders Fund, Classic Value Fund, and the Large Cap Select Fund in 2003.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 18 -- GOODWILL AND OTHER INTANGIBLE ASSETS -- (CONTINUED)

                                                                            ASSET           INVESTMENT  CORPORATE
                                                              PROTECTION  GATHERING  G&SFP  MANAGEMENT  AND OTHER   CONSOLIDATED
                                                              ----------  ---------  -----  ----------  ---------  --------------
                                                                                        (IN MILLIONS)
Management contracts balance at January 1, 2002 . . . . . .       --        $2.0       --       --          --          $2.0
Amortization and other changes during 2002:
 Amortization . . . . . . . . . . . . . . . . . . . . . . .       --          --       --       --          --
Management contracts acquired/(1)/  . . . . . . . . . . . .       --         3.2       --       --          --           3.2
                                                                 ---        ----      ---      ---         ---          ----
Management contracts balance at December 31, 2002 . . . . .       --        $5.2       --       --          --          $5.2
                                                                 ===        ====      ===      ===         ===          ====


(1) This increase results from JH Fund's purchases of the management contracts for the U.S. Global Leaders Growth Funds and the Classic Value Fund in 2002.

The net income of the Company, if the Company had not amortized goodwill and management contracts prior to the adoption of SFAS No. 142, would have been as follows:

                                                                              YEARS ENDED DECEMBER 31,
                                                                              -------------------------
                                                                               2003     2002      2001
                                                                              -------  -------  -------
                                                                                    (IN MILLIONS)
Net income:
As reported . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $590.5   $458.9    $573.9
Goodwill amortization, net of tax . . . . . . . . . . . . . . . . . . . . .       --       --       7.7
Management contract amortization, net of tax. . . . . . . . . . . . . . . .       --       --       0.7
                                                                              ------   ------    ------
Proforma (unaudited). . . . . . . . . . . . . . . . . . . . . . . . . . . .   $590.5   $458.9    $582.3
                                                                              ======   ======    ======


NOTE 19 -- QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The following is a summary of unaudited quarterly results of operations for 2003 and 2002:

                                                                2003                                      2002
                                              ---------------------------------------  ---------------------------------------------
                                               MARCH      JUNE    SEPTEMBER  DECEMBER   MARCH       JUNE      SEPTEMBER    DECEMBER
                                              --------  --------  ---------  --------- ---------  ---------  ----------  -----------
                                                                                  (IN MILLIONS)
Premiums and other considerations/(1)/. . . . $  818.6  $  815.2  $  821.6   $  993.1  $  810.1   $  838.3   $  822.4     $  891.5
Net investment income . . . . . . . . . . . .    933.1     942.3     931.5      992.5     887.7      888.8      878.4        926.1
Net realized investment and other losses,
 net of related amortization of deferred
 policy acquisition costs, amounts
 credited to participating pension
 contractholders, and the policyholder
 dividend obligation. . . . . . . . . . . . .    105.4      78.3     (62.7)     (62.8)    (86.1)    (125.4)     (37.8)      (201.2)
                                              --------  --------  --------   --------  --------   --------   --------     --------
Total revenues. . . . . . . . . . . . . . . .  1,857.1   1,835.8   1,690.4    1,922.8   1,611.7    1,601.7    1,663.0      1,616.4
Benefits and expenses/(1)/  . . . . . . . . .  1,470.3   1,469.5   1,493.1    1,658.4   1,431.4    1,475.8    1,494.6      1,523.5
                                              --------  --------  --------   --------  --------   --------   --------     --------
Income before income taxes and cumulative
 effect of accounting change. . . . . . . . .    386.8     366.3     197.3      264.4     180.3      125.9      168.4         92.9
                                              --------  --------  --------   --------  --------   --------   --------     --------
Cumulative effect of accounting change,
 net of tax . . . . . . . . . . . . . . . . .       --        --        --     (279.0)       --         --         --           --
Net income. . . . . . . . . . . . . . . . . . $  271.0  $  257.7  $  157.7   $  (95.9) $  131.8   $  101.6   $  133.3     $   92.2
                                              ========  ========  ========   ========  ========   ========   ========     ========


(1) Prior year balances have been restated to reflect the reclassification of JHSS expense reimbursement from other operating costs and expenses to investment management revenues, commissions, and other fees. Reclassification was $6.5 million for the three months ended March 31, 2002, $3.4 million for the three months ended June 30, 2002, $4.5 million for the three months ended September 30, 2002, and $8.6 million for the three months ended December 31, 2002.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                    SCHEDULE I -- SUMMARY OF INVESTMENTS --
                   OTHER THAN INVESTMENTS IN RELATED PARTIES

                            AS OF DECEMBER 31, 2003
                                 (IN MILLIONS)

COLUMN A                                    COLUMN B   COLUMN C       COLUMN D
                                                                   AMOUNT AT WHICH
                                                                    SHOWN IN THE
                                                                    CONSOLIDATED
TYPE OF INVESTMENT                          COST/(2)/    VALUE      BALANCE SHEET
-----------------------------------------   ---------  ---------  -----------------
Fixed maturity securities,
 available-for-sale:
Bonds:
United States government and
 government agencies and authorities. . .   $   286.7  $   289.3      $   289.3
States, municipalities and political
 subdivisions . . . . . . . . . . . . . .       478.3      491.8          491.8
Foreign governments . . . . . . . . . . .       233.7      254.3          254.3
Public utilities. . . . . . . . . . . . .     4,362.1    4,697.8        4,697.8
Convertibles and bonds with warrants
 attached . . . . . . . . . . . . . . . .       366.2      413.4          413.4
All other corporate bonds . . . . . . . .    37,617.5   39,735.2       39,735.2
Certificates of deposits. . . . . . . . .          --         --             --
Redeemable preferred stock. . . . . . . .       563.2      600.3          600.3
                                            ---------  ---------      ---------
Total fixed maturity securities,
 available-for-sale . . . . . . . . . . .    43,907.7   46,482.1       46,482.1
                                            ---------  ---------      ---------
Equity securities, available-for-sale:
Common stocks:
Public utilities. . . . . . . . . . . . .          --         --             --
Banks, trust and insurance companies. . .          --         --             --
Industrial, miscellaneous and all
 other. . . . . . . . . . . . . . . . . .       172.0      231.0          231.0
Non-redeemable preferred stock. . . . . .        77.9      102.1          102.1
                                            ---------  ---------      ---------
Total equity securities,
 available-for-sale . . . . . . . . . . .       249.9      333.1          333.1
                                            ---------  ---------      ---------
Fixed maturity securities,
 held-to-maturity:
Bonds:
United States government and
 government agencies and authorities. . .          --         --             --
States, municipalities and political
 subdivisions . . . . . . . . . . . . . .       257.8      272.4          257.8
Foreign governments . . . . . . . . . . .          --         --             --
Public utilities. . . . . . . . . . . . .          --         --             --
Convertibles and bonds with warrants
 attached . . . . . . . . . . . . . . . .       142.0      142.0          142.0
All other corporate bonds . . . . . . . .     1,088.9    1,098.4        1,088.9
Certificates of deposits. . . . . . . . .          --         --             --
Redeemable preferred stock. . . . . . . .          --         --             --
                                            ---------  ---------      ---------
Total fixed maturity securities,
 held-to-maturity . . . . . . . . . . . .     1,488.7    1,512.8        1,488.7
                                            =========  =========      =========

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                    SCHEDULE I -- SUMMARY OF INVESTMENTS --
            OTHER THAN INVESTMENTS IN RELATED PARTIES -- (CONTINUED)

                            AS OF DECEMBER 31, 2003
                                 (IN MILLIONS)

COLUMN A                                    COLUMN B   COLUMN C       COLUMN D
                                                                   AMOUNT AT WHICH
                                                                    SHOWN IN THE
                                                                    CONSOLIDATED
TYPE OF INVESTMENT                          COST/(2)/    VALUE      BALANCE SHEET
-----------------------------------------   ---------  ---------  -----------------
Equity securities, trading:
Common stocks:
Public utilities. . . . . . . . . . . . .          --         --             --
Banks, trust and insurance companies. . .          --         --             --
Industrial, miscellaneous and all
 other. . . . . . . . . . . . . . . . . .         0.1        0.6            0.6
Non-redeemable preferred stock. . . . . .          --         --             --
                                            ---------  ---------      ---------
Total equity securities, trading. . . . .         0.1        0.6            0.6
                                            ---------  ---------      ---------
Mortgage loans on real estate,
 net/(1)/ . . . . . . . . . . . . . . . .    10,937.0       XXXX       10,871.1
Real estate, net:
Investment properties/(1)/  . . . . . . .       158.3       XXXX          121.9
Acquired in satisfaction of debt/(1)/ . .         1.9       XXXX            1.9
Policy loans. . . . . . . . . . . . . . .     2,019.2       XXXX        2,019.2
Other long-term investments/(2)/  . . . .     2,912.2       XXXX        2,912.2
Short-term investments. . . . . . . . . .        31.5       XXXX           31.5
                                            ---------  ---------      ---------
Total investments . . . . . . . . . . . .   $61,706.5  $48,328.6      $64,262.3
                                            =========  =========      =========


(1) Difference between Column B and Column D is primarily due to valuation allowances and accumulated depreciation of real estate. See notes to the audited consolidated financial statements.

(2) Difference between Column B and Column C is primarily due to operating gains (losses) of investments in limited partnerships.

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              SCHEDULE III -- SUPPLEMENTARY INSURANCE INFORMATION

  AS OF DECEMBER 31, 2003, 2002 AND 2001 AND FOR EACH OF THE YEARS THEN ENDED
                                 (IN MILLIONS)

COLUMN A                         COLUMN B      COLUMN C      COLUMN D       COLUMN E    COLUMN F
                                                FUTURE                        OTHER
                                                POLICY                       POLICY
                                 DEFERRED      BENEFITS,                     CLAIMS
                                  POLICY        LOSSES,                       AND
                                ACQUISITION   CLAIMS AND     UNEARNED       BENEFITS    PREMIUM
SEGMENT                            COSTS     LOSS EXPENSES PREMIUMS/(1)/  PAYABLE/(1)/  REVENUE
-----------------------------   -----------  ------------- -------------  ------------ ----------
2003:
Protection. . . . . . . . . .    $2,772.9      $23,079.1      $333.3         $129.1     $1,543.5
Asset Gathering . . . . . . .       634.8       10,850.8                        0.1         35.3
Guaranteed &
 Structured Financial
 Products . . . . . . . . . .         7.8       27,420.7        73.6            2.7         16.8
Investment Management . . . .          --             --          --             --           --
Corporate & Other . . . . . .         5.2          784.3                       34.6        443.8
                                 --------      ---------      ------         ------     --------
 Total. . . . . . . . . . . .    $3,420.7      $62,134.9      $406.9         $166.5     $2,039.4
                                 ========      =========      ======         ======     ========
2002:
Protection. . . . . . . . . .    $2,657.8      $20,715.9      $300.3         $108.2     $1,506.0
Asset Gathering . . . . . . .       681.2        8,952.8          --            0.1         29.3
Guaranteed &
 Structured Financial
 Products . . . . . . . . . .         8.6       26,845.4        68.6            2.9         18.3
Investment Management . . . .          --          225.0          --             --           --
Corporate & Other . . . . . .         5.0          818.9                       49.5        430.6
                                 --------      ---------      ------         ------     --------
 Total. . . . . . . . . . . .    $3,352.6      $57,558.0      $368.9         $160.7     $1,984.2
2001:
Protection. . . . . . . . . .    $2,557.1      $18,369.2      $280.4         $102.0     $1,363.8
Asset Gathering . . . . . . .       616.1        6,689.4          --            0.1         74.8
Guaranteed &
 Structured Financial
 Products . . . . . . . . . .         8.8       24,375.1        65.6            4.9        483.3
Investment Management . . . .          --             --          --             --           --
Corporate & Other . . . . . .         4.3        1,284.4          --           96.8        430.0
                                 --------      ---------      ------         ------     --------
 Total. . . . . . . . . . . .    $3,186.3      $50,718.1      $346.0         $203.8     $2,351.9
                                 ========      =========      ======         ======     ========


(1) Unearned premiums and other policy claims and benefits payable are included in these amounts.

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  AS OF DECEMBER 31, 2003, 2002 AND 2001 AND FOR EACH OF THE YEARS THEN ENDED
                                 (IN MILLIONS)

COLUMN A                         COLUMN B    COLUMN C           COLUMN D           COLUMN E
                                                             AMORTIZATION OF
                                                             DEFERRED POLICY
                                             BENEFITS,     ACQUISITION COSTS,
                                              CLAIMS,       EXCLUDING AMOUNTS
                                   NET      LOSSES, AND  RELATED TO NET REALIZED     OTHER
                                INVESTMENT  SETTLEMENT    INVESTMENT AND OTHER     OPERATING
SEGMENT                           INCOME     EXPENSES        GAINS (LOSSES)        EXPENSES
------------------------------  ----------  -----------  -----------------------  -----------
2003:
Protection. . . . . . . . . .   $1,421.7     $1,893.6            $184.7            $  343.6
Asset Gathering . . . . . . .      710.1        500.7             111.4               356.8
Guaranteed &
 Structured Financial
 Products . . . . . . . . . .    1,676.7      1,084.0               2.3               194.2
Investment Management . . . .       17.1           --                --                97.0
Corporate & Other . . . . . .      (26.2)       370.9              (0.1)              414.4
                                --------     --------            ------            --------
 Total. . . . . . . . . . . .   $3,799.4     $3,849.2            $298.3            $1,406.0
                                ========     ========            ======            ========
2002:
Protection. . . . . . . . . .   $1,310.7     $1,787.6            $171.1            $  345.9
Asset Gathering . . . . . . .      575.7        446.7             140.5               376.5
Guaranteed &
 Structured Financial
 Products . . . . . . . . . .    1,703.9      1,186.8               2.2               135.3
Investment Management . . . .       15.1           --                --                92.1
Corporate & Other . . . . . .      (24.4)       384.1              (0.4)              300.7
                                --------     --------            ------            --------
 Total. . . . . . . . . . . .   $3,581.0     $3,805.2            $313.4            $1,250.5
                                ========     ========            ======            ========
2001:
Protection. . . . . . . . . .   $1,258.5     $1,603.3            $171.3            $  345.9
Asset Gathering . . . . . . .      498.5        441.6              75.0               474.2
Guaranteed &
 Structured Financial
 Products . . . . . . . . . .    1,834.5      1,869.2               2.4               107.2
Investment Management . . . .       28.7           --                --                97.9
Corporate & Other . . . . . .       26.0        414.0               0.3               224.1
                                --------     --------            ------            --------
 Total. . . . . . . . . . . .   $3,646.2     $4,328.1            $249.0            $1,249.3
                                ========     ========            ======            ========


(2) Allocations of net investment income and certain operating expenses are based on a number of assumptions and estimates, and reported operating results would change by segment if different methods were applied.

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                           SCHEDULE IV -- REINSURANCE

  AS OF DECEMBER 31, 2003, 2002 AND 2001 AND FOR EACH OF THE YEARS THEN ENDED:
                                 (IN MILLIONS)

                                                 ASSUMED
                                     CEDED TO     FROM                    PERCENTAGE
                          GROSS       OTHER       OTHER       NET         OF AMOUNT
                          AMOUNT    COMPANIES   COMPANIES    AMOUNT     ASSUMED TO NET
                        ----------  ----------  ---------  ----------  ----------------
2003:
Life insurance in
 force. . . . . . . .   $291,130.3  $222,077.8  $75,965.3  $145,017.8       52.4%
                        ==========  ==========  =========  ==========
Premiums:
Life insurance. . . .      2,037.1     1,036.6      491.7     1,492.2       33.0%
Accident and health
 insurance. . . . . .        776.4       428.0      198.8       547.2       36.3%
                        ----------  ----------  ---------  ----------
 Total. . . . . . . .   $  2,813.5  $  1,464.6  $   690.5  $  2,039.4       33.9%
                        ==========  ==========  =========  ==========
2002:
Life insurance in
 force. . . . . . . .   $308,858.4  $179,098.5  $34,544.8  $164,304.7       21.0%
                        ==========  ==========  =========  ==========
Premiums:
Life insurance. . . .      1,945.3       734.3      305.4     1,516.4       20.1%
Accident and health
 insurance. . . . . .        619.7       315.8      163.9       467.8       35.0%
                        ----------  ----------  ---------  ----------
 Total. . . . . . . .   $  2,565.0  $  1,050.1  $   469.3  $  1,984.2       23.7%
                        ==========  ==========  =========  ==========
2001:
Life insurance in
 force. . . . . . . .   $282,557.8  $107,601.2  $27,940.6  $202,897.2       13.8%
                        ==========  ==========  =========  ==========
Premiums:
Life insurance. . . .      2,551.6       787.6      233.2     1,997.2       11.7%
Accident and health
 insurance. . . . . .        529.1       368.9      194.5       354.7       54.8%
                        ----------  ----------  ---------  ----------
 Total. . . . . . . .   $  3,080.7  $  1,156.5  $   427.7  $  2,351.9       18.2%
                        ==========  ==========  =========  ==========


Note: The life insurance caption represents principally premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment products and the universal life insurance products.

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

SIGNATURES

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                       JOHN HANCOCK LIFE INSURANCE COMPANY
                 By:            /s/ Thomas E. Moloney
                                Thomas E. Moloney

                                Senior Executive Vice President and
                                Chief Financial Officer

                 Date:          March 5, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons in the capacities and on the dates indicated.

        SIGNATURE                        TITLE                       DATE
--------------------------    -----------------------------  -------------------
 /s/ David F. D'Alessandro
 -------------------------
 David F. D'Alessandro        Chairman, President, Chief     March 5, 2004
                              Executive Officer and
                              Director (Principal
                              Executive Officer)

 /s/ Thomas E. Moloney
 ---------------------
 Thomas E. Moloney            Senior Executive Vice          March 5, 2004
                              President and Chief Financial
                              Officer (Principal Financial
                              and Accounting Officer)

 /s/ Wayne A. Budd
 -----------------
 Wayne A. Budd                Executive Vice President,      March 5, 2004
                              General Counsel and
                              Director

 /s/ John M. Connors, Jr.
 ------------------------
 John M. Connors, Jr.         Director                       March 5, 2004

 /s/ Robert E. Fast
 ------------------
 Robert E. Fast               Director                       March 5, 2004

 /s/ Richard B. DeWolfe
 ----------------------
 Richard B. DeWolfe           Director                       March 5, 2004

 /s/ Thomas P. Glynn
 -------------------
 Thomas P. Glynn              Director                       March 5, 2004


                      JOHN HANCOCK LIFE INSURANCE COMPANY

      SIGNATURE                           TITLE                      DATE
------------------------      -----------------------------  -------------------
 /s/ Michael C. Hawley
 ---------------------
 Michael C. Hawley            Director                       March 5, 2004

 /s/ Edward H. Linde
 -------------------
 Edward H. Linde              Director                       March 5, 2004

 /s/ Judith A. McHale
 --------------------
 Judith A. McHale             Director                       March 5, 2004

 /s/ R. Robert Popeo
 -------------------
 R. Robert Popeo              Director                       March 5, 2004

 /s/ Richard F. Syron
 --------------------
 Richard F. Syron             Director                       March 5, 2004

 /s/ Robert J. Tarr, Jr.
 -----------------------
 Robert J. Tarr, Jr.          Director                       March 5, 2004

 /s/ Foster L. Aborn
 -------------------
 Foster L. Aborn              Director                       March 5, 2004

 /s/ John M. DeCiccio
 --------------------
 John M. DeCiccio             Director                       March 5, 2004

 /s/ Robert J. Davis
 -------------------
 Robert J. Davis              Director                       March 5, 2004

                      JOHN HANCOCK LIFE INSURANCE COMPANY


                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-85488) of John Hancock Life Insurance Company of our report dated February 25, 2004 with respect to the consolidated financial statements and schedules of John Hancock Life Insurance Company included in the Annual Report (Form 10-K) for the year ended December 31, 2003.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 12, 2004

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                    EXHIBIT 31.1

                                 CERTIFICATIONS

I, David F. D'Alessandro, certify that:

1. I have reviewed this annual report on Form 10-K of John Hancock Life Insurance Company;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

   a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

   b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

   c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal controls over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

   a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

   b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

Date: March 5, 2004

By: /s/ DAVID F. D'ALESSANDRO
-----------------------------
David F. D'Alessandro
Chairman, President and
Chief Executive Officer and Director

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                    EXHIBIT 31.2

                                 CERTIFICATIONS

I, Thomas E. Moloney, certify that:

1. I have reviewed this annual report on Form 10-K of John Hancock Life Insurance Company;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

   a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

   b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

   c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal controls over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

   a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

   b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

Date: March 5, 2004

By: /s/ THOMAS E. MOLONEY
-------------------------
Thomas E. Moloney
Senior Executive Vice President and
Chief Financial Officer

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                    EXHIBIT 32.1

                           CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350, AS
                        ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. (S)1350, as adopted pursuant to (S)906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of John Hancock Life Insurance Company. (the "Company"), hereby certifies, to his knowledge, that:

(1) the Company's Annual Report on Form 10-K for the year ended December 31, 2003, (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Report.

Dated: March 5, 2004

                                                      /s/  DAVID F. D'ALESSANDRO
                                                      --------------------------
                                                     Name: David F. D'Alessandro
                                     Title: Chairman and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to John Hancock Financial Services, Inc. and will be retained by John Hancock Financial Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

It is intended that this Exhibit be treated as, and deemed to be, "accompanying" this Annual Report on Form 10-K, and not "filed" as part of the report.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                    EXHIBIT 32.2

                           CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350, AS
                        ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of John Hancock Life Insurance Company. (the "Company"), hereby certifies, to his knowledge, that:

(1) the Company's Annual Report on Form 10-K for the year ended December 31, 2003, (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Report.

Dated: March 5, 2004

                                                           /s/ THOMAS E. MOLONEY
                                                           ---------------------
                                                         Name: Thomas E. Moloney
                                      Title: Senior Executive Vice President and
                                                         Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to John Hancock Financial Services, Inc. and will be retained by John Hancock Financial Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

It is intended that this Exhibit be treated as, and deemed to be, "accompanying" this Annual Report on Form 10-K, and not "filed" as part of the report.

PART C.   OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(A)  FINANCIAL STATEMENTS.

1.        Condensed Financial Information, Part A.

2. Statement of Assets and Liabilities, John Hancock Variable Annuity Account V, Part B.

3.        Statement of Operations, John Hancock Variable Annuity Account V, Part
          B.

4. Statement of Changes in Net Assets, John Hancock Variable Annuity Account V, Part B.

5.        Notes to Financial Statements, John Hancock Variable Annuity Account
          V, Part B.

6.        Consolidated Balance Sheets, John Hancock Life Insurance Company, Part
          B.

7. Notes to Consolidated Financial Statements, John Hancock Life Insurance Company, Part B.

(B)  EXHIBITS:

1. John Hancock Life Insurance Company Board Resolution establishing the John Hancock Variable Annuity Account V, dated April 8, 1996; incorporated herein by reference to the Registrant's Registration Statement, filed with the Commission on July 18, 1996.

2.        Not Applicable.

3. (a) Form of Distribution and Servicing Agreement by Signator Investors, Inc. (formerly known as "John Hancock Distributors, Inc."), John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement for John Hancock Variable Life Account S (File No. 333-15075) filed April 23, 1997.

     (b) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc., and selling broker-dealers, incorporated by reference to Post-Effective Amendment Number 5 to File 333-16949, filed on Form N-4 on November 17, 2000.

4. (a) Form of group deferred combination fixed and variable annuity contract.**

     (b) Form of group deferred combination fixed and variable annuity certificate .**

     (c) Form of individual deferred combination fixed and variable annuity contract.**

     (d)  Form of nursing home waiver of CDSL rider.**

     (e)  Form of one year stepped-up death benefit rider.**

     (f)  Form of accidental death benefit rider.**

5.        Form of contract application.**

6. (a) John Hancock Life Insurance Company's Restated Articles of Organization, are incorporated by reference from Form S-6 to Post-Effective Amendment No. 10 to File No. 333-76662, filed on March 7, 2001.

     (b) John Hancock's Articles of Amendment are incorporated by reference from Pre-Effective Amendment No. 1 to File No. 333-91448, filed on September 23, 2002.

     (c) John Hancock Life Insurance Company's Amended and Restated By-Laws are hereby incorporated by reference to the Annual Report filed on Form 10-K, file No. 333-45862, filed with the Commission on March 28, 2002.

7.        Not Applicable.

8.        Not Applicable.

9. Opinion of Counsel as to legality of interests being offered included in the original Form N-4 Registration Statement under the Securities Act of 1933 of this Account (333-64153) filed September 24, 1998.

10.  (a)  Representation of counsel pursuant to Rule 485(b), filed herewith.

     (b)  Consent of independent auditors filed herewith.

     (c) Power of attorney for David F. D'Alessandro, Foster L. Aborn, Wayne A. Budd, John M. Connors, Jr., John M. De Ciccio, Richard B. DeWolfe, Robert E. Fast, Thomas P. Glynn, Michael C. Hawley, Edward H. Linde,
          R. Robert Popeo, and Robert J. Tarr are incorporated by reference to Post-Effective Amendment No. 2 to File No. 333-70734, filed on September 12, 2002. Power of attorney for Robert J. Davis, incorporated by reference to Post-Effective Amendment No. 6 to File No. 333-84783, filed on February 13, 2003.

11.       Not Applicable.

12.       Not Applicable.

** Incorporated by reference from initial Form N-4 registration statement for John Hancock Variable Annuity Account H File Nos. 333-08345 and 811-07711 filed electronically on July 18, 1996.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR at the time of filing.

Directors                    Positions with the Depositor
--------------------------   ---------------------------------------------------
Foster L. Aborn              Director
Wayne A. Budd                Director, Executive Vice President and General
                             Counsel
John M. Connors, Jr.         Director
David F. D'Alessandro        Chairman, President and Chief Executive Officer
Robert J. Davis              Director
John M. De Ciccio            Director, Executive Vice President and Chief
                             Investment Officer
Richard B. DeWolfe           Director
Robert E. Fast               Director
Thomas P. Glynn              Director
Michael C. Hawley            Director
Edward H. Linde              Director
Judith A. McHale             Director
R. Robert Popeo              Director
Richard F. Syron             Director
Robert J. Tarr, Jr.          Director

Executive Officers
--------------------------
Thomas E. Moloney            Senior Executive Vice President and Chief Financial
                             Officer
Derek Chilvers               Executive Vice President, John Hancock, Chairman
                             and Chief Executive Officer of John Hancock
                             International Holdings, Inc.
Michael Bell                 Senior Executive Vice President
James M. Benson              Senior Executive Vice President
Maureen Ford Goldfarb        Executive Vice President
James E. Collins             Vice President and Corporate Secretary
Deborah H. McAneny           Executive Vice President
Robert F. Walters            Executive Vice President and Chief Information
                             Officer
Joanne P. Acford             Senior Vice President
William J. Ball              Senior Vice President
Earl W. Baucom               Senior Vice President and Controller
Stephen P. Burgay            Senior Vice President
Jonathan Chiel               Senior Vice President and Deputy General Counsel
Jude A. Curtis               Senior Vice President and Chief Compliance Officer
Kathleen F. Driscoll         Senior Vice President
John T. Farady               Senior Vice President
Bruce M. Jones               Senior Vice President
Jeanne M. Livermore          Senior Vice President
Barbara L. Luddy             Senior Vice President
John Mastromarino            Senior Vice President and Chief Risk Officer
Ronald J. McHugh             Senior Vice President and Treasurer
James M. Morris II           Senior Vice President
Daniel L. Ouellette          Senior Vice President
A. Page Palmer               Senior Vice President
William H. Palmer            Senior Vice President
Joseph P. Paster             Senior Vice President
Jean Peters                  Senior Vice President
Robert R. Reitano            Senior Vice President and Chief Investment
                             Strategist
Donald B. Robitaille         Senior Vice President and Corporate Auditor

Diana L. Scott               Senior Vice President and Chief Privacy Officer
James A. Shepherdson, III.   Senior Vice President
Klaus O. Shigley             Senior Vice President and Corporate Actuary
Michelle G. VanLeer          Senior Vice President
Robert H. Watts              Senior Vice President
Barry E. Welch               Senior Vice President
Earl W. Baucom               Senior Vice President and Controller
Ronald J. Bocage             Vice President and Counsel
Richard A. Boutilier         Vice President
George H. Braun              Vice President
William J. Briggs            Vice President
Brian Burnside               Vice President
Philip Clarkson              Vice President and Counsel
James E. Collins             Vice President and Corporate Secretary
Mark W. Davis                Vice President
Willma Davis                 Vice President
Michael Dommeruth            Vice President
Todd Engelsen                Vice President
Michael M. Epstein           Vice President and Counsel
Carol Nicholson Fulp         Vice President
Scott S. Hartz               Vice President
Linda Honour                 Vice President
Robert P. Horne              Vice President
Stephen F. Kelley            Vice President
James Logan                  Vice President
James G. Marchetti           Vice President and Counsel
Charles J. McKenney          Vice President
C. Bruce Metzler             Vice President
Karen V. Morton-Grooms       Vice President and Counsel
Kenneth V. Nordstrom         Vice President
William L. Oakley            Vice President
Geraldine F. Pangaro         Vice President
Alpa A. Patel                Vice President
Deborah A. Poppel            Vice President
Mark Riley                   Vice President
James R. Savage              Vice President
Alan R. Seghezzi             Vice President and Counsel
Paul J. Strong               Vice President
Michael H. Studley           Vice President and Counsel
Brooks E. Tingle             Vice President
Loida R. Abraham             Second Vice President
Roy V. Anderson              Second Vice President
Wendy A. Benson              Second Vice President
Stephen J. Blewitt           Second Vice President
Floyd S. Carman              Second Vice President
Louise Corcoran              Second Vice President
Frederic W. Corwin, Jr.      Second Vice President
Marjorie Dolan               Second Vice President
Joseph A. Fournier           Second Vice President
Paul F. Hahesy               Second Vice President
John F. Heavey               Second Vice President
E. Kendall Hines             Second Vice President
Jonathan Kutrubes            Second Vice President
Lily M. Lee                  Second Vice President
Lynne E. Martel              Second Vice President
Janis K. McDonough           Second Vice President
Frederick W. McManus         Second Vice President
Peter J. Mongeau             Second Vice President
Laura A. Moore               Second Vice President
Colm D. Mullarkey            Second Vice President
Barry S. Nectow              Second Vice President
Phillip J. Peters            Second Vice President
John W. Pluta                Second Vice President
Emanuel Alves                Associate Secretary
Elizabeth A. Clark           Assistant Secretary
Antoniette Ricci             Assistant Secretary
Julie H. Indge               Assistant Treasurer
Kevin J. McWilliams          Assistant Treasurer
Peter S. Mitsopoulos         Peter S. Mitsopoulosq
Peter Scavongelli            State Compliance Officer

The principal business address for each of the above-named directors and officers of John Hancock is John Hancock Life Insurance Company, John Hancock Place, P.O. Box 111, Boston, MA 02117.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

Registrant is a separate account of JHLICO, operated as a unit investment trust. Registrant supports benefits payable under JHLICO's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Variable Series Trust I (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Registrant and other separate accounts of John Hancock and JHLICO own controlling interests of the Trust's outstanding shares. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct John Hancock and JHLICO with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, JHLICO directly controls Registrant.

The Depositor is controlled by John Hancock Financial Services, Inc. ("JHFS"). A list of persons controlled by JHFS is incorporated by reference to Exhibit 21.1 from the Annual Report filed on Form 10-K of File No. 1-15607, filed on March 15, 2004.

On the effective date of this Amendment to the Registration Statement, JHFS and its subsidiaries are controlled by Manulife Financial Corporation ("MFS"). A list of other persons controlled by MFS as of December 31, 2003 appears below:

                                                                                   Jurisdiction of
Affiliate                                                             % of Equity   Incorporation
--------------------------------------------------------------------------------------------------
Manulife Financial Corporation                                             100
                                                                                   Canada
   Jupiter Merger Corporation                                              100
                                                                                   Delaware
   The Manufacturers Life Insurance Company                                100
                                                                                   Canada
      Manulife Bank of Canada                                              100         Canada
      Manulife Financial Services Inc.                                     100         Canada
      Manulife Securities International Ltd.                               100         Canada
      Enterprise Capital Management Inc.                                    20         Ontario
      Cantay Holdings Inc.                                                 100         Ontario
      FNA Financial Inc.                                                   100         Canada
         Elliot & Page Limited                                             100         Ontario
      NAL Resources Limited                                                100         Alberta
      3550435 Canada Inc.                                                  100         Canada
         MFC Insurance Company Limited                                     100         Canada
         FCM Holdings Inc.                                                 100         Philippines
      Manulife Canada Ltd.                                                 100         Canada
      1293319 Ontario Inc.                                                 100         Ontario
      3426505 Canada Inc.                                                  100         Canada
      Canaccord Holdings Ltd.                                               12.82  British Columbia
      Manulife International Capital Corporation Limited                   100         Ontario
         Golf Town Canada Inc.                                              43.43      Canada
      Regional Power Inc.                                                   80         Canada
                                                                            50         Philippines
                         Addalam Power Corporation/1/
         Avotus Corp.                                                       10.36      Canada
      First North American Insurance Company                               100         Canada
      JLOC Holding Company                                                  30     Cayman Islands
      Opportunity Finance Company                                           30     Cayman Islands
      Resolute Energy Inc.                                                  11.62      Alberta
      Seamark Asset Management Ltd.                                         35.01      Canada
      NAL Resources Management Limited                                     100         Canada
         1050906 Alberta Ltd.                                              100         Alberta
      PK Liquidating Company II, LLC                                        18         Delaware
      PK Liquidating Company I, LLC                                         18.66      Delaware
      Micro Optics Design Corporation                                       17.69      Nevada
      Innova LifeSciences Corporation                                       15.6       Ontario
      2015401 Ontario Inc.                                                 100         Ontario
      2015500 Ontario Inc.                                                 100         Ontario
      MFC Global Investment Management (U.S.A.) Limited                    100         Canada
      Cavalier Cable, Inc./2/                                               78         Delaware
      2024385 Ontario Inc.                                                 100         Ontario
      NALC Holdings Inc./3/                                                 50         Ontario
      Manulife Holdings (Alberta) Limited                                  100         Alberta
         Manulife Holdings (Delaware) LLC                                  100         Delaware
            The Manufacturers Investment Corporation                       100         Michigan
               Manulife Reinsurance Limited                                100         Bermuda
                  Manulife Reinsurance (Bermuda) Limited                   100         Bermuda
               The Manufacturers Life Insurance Company (U.S.A.)           100         Michigan
                                                                           100         Colorado
                  ManuLife Service Corporation
                  Manulife Financial Securities LLC                        100         Delaware
                  Manufacturers Securities Services, LLC/4/                 60         Delaware
                  The Manufacturers Life Insurance Company of
                   New York                                                100         New York

                                                                                   Jurisdiction of
Affiliate                                                             % of Equity   Incorporation
--------------------------------------------------------------------------------------------------
                  The Manufacturers Life Insurance Company of
                   America                                                 100         Michigan
                                                                            15.41      Delaware
                  Aegis Analytic Corporation
                  Manulife Property Management of Washington, D.C.,
                   Inc.                                                    100         Wash., D.C.
                  ESLS Investment Limited, LLC                              25         Ohio
                  Polymerix Corporation                                     11.4       Delaware
                  Ennal, Inc.                                              100         Delaware
                  Avon Long Term Care Leaders LLC                          100         Delaware
                  TissueInformatics Inc.                                    14.71      Delaware
                  Ironside Venture Partners I LLC                          100         Delaware
                     NewRiver Investor Communications Inc.                  11.29      Delaware
                  Ironside Venture Partners II LLC                         100         Delaware
                     Flex Holding, LLC                                      27.7       Delaware
                     Flex Leasing I, LLC                                    99.99      Delaware
                  Manulife Leasing Co., LLC                                 80
                                                                                   Delaware
                  Dover Leasing Investments, LLC                            99         Delaware
                  MCC Asset Management, Inc.                               100         Delaware
         MFC Global Fund Management (Europe) Limited                       100         England
            MFC Global Investment Management (Europe) Limited              100         England
         WT (SW) Properties Ltd.                                           100         England
         Manulife Europe Ruckversicherungs-Aktiengesellschaft              100         Germany
         Manulife International Holdings Limited                           100         Bermuda
            Manulife Provident Funds Trust Company Limited                 100         Hong Kong
            Manulife Asset Management (Asia) Limited                       100         Barbados
               P.T. Manulife Aset Manajemen Indonesia                       85         Indonesia
               Manulife Asset Management (Hong Kong) Limited               100         Hong Kong
      Manulife (International) Limited                                     100         Bermuda
         Manulife-Sinochem Life Insurance Co. Ltd.                          51         China
         The Manufacturers (Pacific Asia) Insurance Company Limited        100         Hong Kong
                                                                           100         Hong Kong
                         Manulife Consultants Limited
                         Manulife Financial Shareholdings Limited          100         Hong Kong
               Manulife Financial Management Limited                       100         Hong Kong
               Manulife Financial Group Limited                            100         Hong Kong
               Manulife Financial Investment Limited                       100         Hong Kong
         Manulife (Vietnam) Limited                                        100         Vietnam
         The Manufacturers Life Insurance Co. (Phils.), Inc.               100         Philippines
            FCM Plans, Inc.                                                100         Philippines
            Manulife Financial Plans, Inc.                                 100         Philippines
         P.T. Asuransi Jiwa Manulife Indonesia                              71         Indonesia
            P.T. Buanadaya Sarana Informatika                              100         Indonesia
                                                                           100         Indonesia
                         P.T. Asuransi Jiwa Arta Mandiri Prima
                                                                           100         Indonesia
                         P.T. Zurich Life Insurance Company
                                                                           100         Indonesia
                         P.T. ING Life Insurance Indonesia
         Manulife (Singapore) Pte. Ltd.                                    100         Singapore
         Manulife Holdings (Bermuda) Limited                               100         Bermuda
            Manulife Management Services Ltd.                              100         Barbados
            Manufacturers P&C Limited                                      100         Barbados
                                                                           100         Barbados
                         Manufacturers Life Reinsurance Limited
         Manulife European Holdings 2003 (Alberta) Limited                 100         Alberta
            Manulife European Investments (Alberta) Limited                100         Alberta
               Manulife Hungary Holdings Limited/5/                         99         Hungary
         MLI Resources Inc.                                                100         Alberta
            Manulife Life Insurance Company/6/                              35         Japan
            Manulife Century Investments (Bermuda) Limited                 100         Bermuda
               Manulife Century Investments (Luxembourg) S.A.              100         Luxembourg
                  Manulife Century Investments (Netherlands) B.V.          100         Netherlands
                     Daihyaku Manulife Holdings (Bermuda) Limited          100         Bermuda
                     Manulife Century Holdings (Netherlands) B.V.          100         Netherlands
                        Kyoritsu Confirm Co., Ltd./7/                       90.9       Japan
                        Manulife Premium Collection Co., Ltd./8/            57         Japan
                        Y.K. Manulife Properties Japan                     100         Japan
         Manulife Holdings (Hong Kong) Limited                             100         Hong Kong
                                                                           100         Malaysia
         Manulife (Malaysia) SDN.BHD.
                                                                           100         Hong Kong
         Manulife Financial Systems (Hong Kong) Limited
         Manulife Data Services Inc.                                       100         Barbados

/1./  Inactive subsidiaries are noted in italics.
/2./ 22% of Cavalier Cable, Inc. is owned by The Manufacturers Life Insurance Company (U.S.A.).
/3./  50% of NALC Holdings Inc. is owned by 2015500 Ontario Inc.
/4./ 40% of Manufacturers Securities Services, LLC is owned by The Manufacturers Life Insurance Company of New York.
/5./ 1% of Manulife Hungary Holdings Limited is owned by MLI Resources Inc. /6./ 32.6% of Manulife Life Insurance Company is owned by Manulife Century
      Investments (Netherlands) B.V. and 32.4% is owned by Manulife Century Holdings (Netherlands) B.V.
/7./ 9.1% of Kyoritsu Confirm Co., Ltd. is owned by Manulife Life Insurance Company.
/8./ 33% of Manulife Premium Collection Co., Ltd. is owned by Manulife Century Holdings (Netherlands) B.V. and 10% by Manulife Life Insurance Company.

ITEM 27.  NUMBER OF CONTRACT OWNERS

Registrant had 16,304 Contract Owners as of March 1, 2004.

ITEM 28.  INDEMNIFICATION

Pursuant to Article 8 of the Company's Bylaws and Section 67 of the Massachusetts Business Corporation Law, the Company indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of the Company.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

(a) Signator Investors, Inc. is the principal underwriter for the Fund, John Hancock Variable Annuity Accounts, I, JF, U, V, and H, and John Hancock Variable Life Accounts S, U, V, and UV.

(b)  OFFICERS / DIRECTORS of SIGNATOR INVESTORS, INC. at the time of filing.

     NAME                       TITLE
     ----------------------     ----------------------------------
     James M. Morris, II        Chairman, CEO and Director
     Wendy A. Benson            President, COO and Director
     Jude A. Curtis             Executive Vice President Director
     Katherine P. Klingler      Vice President
     Richard A. Brown           Treasurer
     Grant D. Ward              Secretary/Clerk
     Michael A. Bell            Director
     Wayne A. Budd              Director
     Ronald J. McHugh           Director
     Daniel L. Ouellette        Director
     William H. Palmer          Director
     Francis J. Taft            Director

     -----------
     All of the above-named officers and directors can be contacted at the following business address: Signator Investors, Inc., 197 Clarendon Street, C-8-8, Boston, MA 02117.

(c) The information under "Distribution" in the statement of additional information, forming a part of this registration statement, is incorporated herein by reference.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

The following entities prepare, maintain, and preserve the records required by
Section 31 (a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request:

Signator Investors, Inc., John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. JHVLICO (at the same address), in its capacity as Registrant's depositor, and John Hancock (at the same address), in its capacities as Registrant's investment adviser, transfer agent, keep all other records required by Section 31 (a) of the Act.

ITEM 31.  MANAGEMENT SERVICES

Not applicable.

ITEM 32.  UNDERTAKINGS

(a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant hereby undertakes to include as part of any application to purchase a Contract offered by the prospectus a space that an applicant can check to request a Statement of Additional Information, or to provide a toll-free telephone number that applicants may call for this purpose.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

(d) Registrant represents that, in connection with the sale of the Contracts offered pursuant to this Registration Statement, it has complied with the conditions of the SEC no-action letter regarding the purchase of variable annuity contracts under retirement plans meeting the requirements of
     Section 403(b) of the Internal Revenue Code (American Council of Life Insurance (pub. avail. Nov. 28, 1988)). Specifically, Registrant (1) has included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in the prospectus; (2) will include appropriate disclosure regarding the redemption restrictions imposed by
     Section 403(b)(11) in any sales literature used in connection with the offer of the Contracts; (3) will instruct sales representatives specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of potential plan participants; and (4) will obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (a) the restrictions on redemptions imposed by Section 403(b)(11) and the (b) the investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his Accumulated Value or Surrender Value.

(e) John Hancock Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has caused this amendment to the registration statement to be signed on its behalf, in the City of Boston and the Commonwealth of Massachusetts, on the April 28, 2004.

                                          ON BEHALF OF REGISTRANT

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                                  (REGISTRANT)

                                          John Hancock Life Insurance Company


                                          By:  /s/ DAVID F. D'ALESSANDRO
                                               ---------------------------------
                                               David F. D'Alessandro
                                               Chairman, President and Chief
                                               Executive Officer

                                          John Hancock Life Insurance Company
                                                     (DEPOSITOR)


                                          By:  /s/ DAVID F. D'ALESSANDRO
                                               ---------------------------------
                                               David F. D'Alessandro
                                               Chairman, President and Chief
                                               Executive Officer


Attest:   /s/ RONALD J. BOCAGE
          ----------------------------
          Ronald J. Bocage
          Vice President and Counsel

As required by the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                       Title                           Date
-----------------------------   -----------------------------   ----------------

                                Senior Executive Vice
                                President and Chief Financial
/s/ THOMAS E. MOLONEY           Officer
-----------------------------   (Principal Financial            April 28, 2004
    Thomas E. Moloney           Officer and Principal
                                Accounting Officer)

                                Chairman, President and Chief
/s/ DAVID F. D'ALESSANDRO       Executive Officer
-----------------------------   (Principal Executive Officer)   April 28, 2004
    David F. D'Alessandro
    for himself and as
    Attorney-in-Fact For:

Foster L. Aborn                 Director
Wayne A. Budd                   Director
John M. Connors, Jr.            Director
Robert J. Davis                 Director
John M. De Ciccio               Director
Richard B. DeWolfe              Director
Robert E. Fast                  Director
Thomas P. Glynn                 Director
Michael C. Hawley               Director
Edward H. Linde                 Director
R. Robert Popeo                 Director
Robert J. Tarr, Jr.             Director

Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 28th of April, 2004.

                                         ON BEHALF OF REGISTRANT

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                                  (REGISTRANT)

                                          John Hancock Life Insurance Company


                                          By:  /s/ DAVID F. D'ALESSANDRO
                                               ---------------------------------
                                               David F. D'Alessandro
                                               Chairman, President and Chief
                                               Executive Officer

                                          John Hancock Life Insurance Company
                                                    (DEPOSITOR)


                                          By:  /s/ DAVID F. D'ALESSANDRO
                                               ---------------------------------
                                               David F. D'Alessandro
                                               Chairman, President and Chief
                                               Executive Officer


Attest:   /s/ RONALD J. BOCAGE
          ----------------------------
          Ronald J. Bocage
          Vice President and Counsel

                                INDEX TO EXHIBITS

                                    FORM N-4

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

Exhibits
--------

Item 24.10(a)     Representation of Counsel
Item 24.10(b)     Consent of Independent Auditors